[AIM LOGO APPEARS HERE]       THE AIM FAMILY OF FUNDS--Registered Trademark--

RETAIL CLASS OF AIM EQUITY FUNDS, INC.

AIM AGGRESSIVE GROWTH FUND
       (Growth)

PROSPECTUS
FEBRUARY 27, 1998

This Prospectus contains information about the AIM AGGRESSIVE GROWTH FUND ("AGGRESSIVE GROWTH" or the "Fund"), one of six separate investment portfolios comprising series of AIM Equity Funds, Inc. (the "Company"), an open-end, series, management investment company.

The Fund is a diversified portfolio which seeks to achieve long-term growth of capital by investing primarily in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the Fund's investment advisor are expected to achieve earnings growth over time at a rate in excess of 15% per year. The Fund has discontinued public sales of its shares to new investors. See "Summary" and "Closure of the Fund to New Investors" in this Prospectus for more complete information.

This Prospectus sets forth concisely the information about the Fund that prospective investors should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated February 27, 1998, has been filed with the United States Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Company at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or by calling
(800) 347-4246. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. Additional information about the Fund may also be obtained from http://www.aimfunds.com.

THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUND'S SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS

                                             PAGE                                                   PAGE
                                             ----                                                   ----
SUMMARY..................................       2        Introduction to The AIM Family of
THE FUND.................................       4           Funds...............................     A-1
  Table of Fees and Expenses.............       4        How to Purchase Shares.................     A-1
  Financial Highlights...................       5        Terms and Conditions of Purchase of the
  Performance............................       6           AIM Funds...........................     A-2
  Investment Program.....................       6        Special Plans..........................     A-9
  Management.............................       9        Exchange Privilege.....................    A-11
  Organization of the Company............      11        How to Redeem Shares...................    A-13
  Closure of the Fund to New Investors...      12        Determination of Net Asset Value.......    A-17
  Legal Matters..........................      12        Dividends, Distributions and Tax
INVESTOR'S GUIDE TO THE AIM FAMILY OF                       Matters.............................    A-18
  FUNDS--Registered Trademark--..........     A-1        General Information....................    A-20
                                                       APPLICATION INSTRUCTIONS.................     B-1

                                    SUMMARY
--------------------------------------------------------------------------------

THE FUND

  AIM Equity Funds, Inc. (the "Company") is a Maryland corporation organized as an open-end, diversified, series, management investment company. Currently, the Company offers six series comprising six separate investment portfolios, each of which pursues unique investment objectives. This Prospectus relates only to AGGRESSIVE GROWTH. The Fund's investment objective is to achieve long-term growth of capital by investing primarily in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which, in the opinion of the Fund's investment advisor, are expected to achieve earnings growth over time at a rate in excess of 15% per year. There is no assurance that the investment objective of the Fund will be achieved. For more complete information on the Fund's investment policies, see "Investment Program."

  The Company also offers other classes of shares in five other investment portfolios, AIM BLUE CHIP FUND ("BLUE CHIP"), AIM CAPITAL DEVELOPMENT FUND ("CAPITAL DEVELOPMENT"), AIM CHARTER FUND ("CHARTER"), AIM CONSTELLATION FUND ("CONSTELLATION") and AIM WEINGARTEN FUND ("WEINGARTEN") each of which pursues unique investment objectives. The other classes of shares of the other Funds of the Company have different sales charges and expenses, which may affect performance. To obtain information about the other shares of BLUE CHIP, CAPITAL DEVELOPMENT, CHARTER, CONSTELLATION, or WEINGARTEN call (800) 347-4246. See "General Information."

  AGGRESSIVE GROWTH has discontinued public sales of its shares to new investors. Shareholders who maintain an open account will be able to continue to make investments in the Fund and reinvest any dividends and capital gains distributions, as well as open additional accounts in the Fund under certain conditions. If an account is closed, however, additional investments in the Fund may not be possible. The Fund may resume sales of its shares to new investors at some future date. See "Closure of the Fund to New Investors" in this Prospectus for additional information.

  The assets of each Fund are invested in a separate portfolio. The classes of each Fund share a common investment objective and portfolio of investments. The income from the investment portfolio of a Fund is allocated to each class of the Fund based on the net assets of such class as of the close of business on the previous business day, as adjusted for the current day's shareholder activity. Each class bears proportionately those expenses, such as the advisory fee, that are allocated to the Fund as a whole and bears separately certain expenses, such as those associated with the distribution of the shares of such class. Consequently, the amounts available for payment of dividends and the net asset value per share of each class will vary. See "General Information."

  THE ADVISOR. A I M Advisors, Inc. ("AIM") serves as the Fund's investment advisor pursuant to a Master Investment Advisory Agreement dated as of February 28, 1997 (the "Master Advisory Agreement"). AIM, together with its subsidiaries, manages or advises over 50 investment company portfolios (including the Fund) encompassing a broad range of investment objectives. Under the Master Advisory Agreement, AIM receives a fee for its services based on the Fund's average daily net assets. Under the Master Administrative Services Agreement between the Company and AIM dated as of February 28, 1997 (the "Master Administrative Services Agreement"), AIM may receive reimbursement of its costs to perform certain accounting and other administrative services to the Fund. Under a Transfer Agency and Service Agreement, A I M Fund Services, Inc. ("AFS"), AIM's wholly owned subsidiary and a registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to the Fund.

  The total advisory fees paid by the Fund is higher than those paid by many other investment companies of all sizes and investment objectives. However, the effective fee paid by the Fund at its current size is lower than the fees paid by many other funds with similar investment objectives. See "Management."

  PURCHASING SHARES. Class A shares of the Fund are offered by this Prospectus at net asset value plus a sales charge of 5.50% of the public offering price (5.82% of the net amount invested). The sales charge is reduced on purchases of $25,000 or more. Initial investments must be at least $500 and additional investments must be at least $50. The minimum initial investment is modified for investments through tax-qualified retirement plans and accounts initially established with an Automatic Investment Plan. The distributor of the Fund's shares is A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, TX 77210-4739. See "How to Purchase Shares" and "Special Plans."

  EXCHANGE PRIVILEGE. The Fund is among those mutual funds distributed by AIM Distributors (collectively, "The AIM Family of Funds"). Shares of the Fund may be exchanged for shares of other funds in The AIM Family of Funds in the manner and subject to the policies and charges set forth herein. See "Exchange Privilege."

  REDEEMING SHARES. Shareholders may redeem all or a portion of their shares at their net asset value on any business day, generally without charge. A contingent deferred sales charge of 1.00% may apply to certain redemptions where a purchase of more than $1 million is made at net asset value. See "How to Redeem Shares."

  DISTRIBUTIONS. The Fund currently declares and pays dividends from net investment income, if any, on an annual basis. The Fund makes distributions of realized capital gains, if any, on an annual basis. Dividends and distributions of the Fund may be reinvested at net asset value without payment of a sales charge in the Fund's shares or may be invested in shares of the other funds in The AIM Family of Funds. See "Dividends, Distributions and Tax Matters" and "Special Plans."

  THE AIM FAMILY OF FUNDS, THE AIM FAMILY OF FUNDS AND DESIGN (I.E., THE AIM
LOGO), AIM AND DESIGN, AIM, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS AND LA FAMILIA AIM DE FONDOS AND DESIGN ARE REGISTERED SERVICE MARKS AND INVEST WITH DISCIPLINE AND AIM BANK CONNECTION ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC.

                                    THE FUND
--------------------------------------------------------------------------------

TABLE OF FEES AND EXPENSES

  The following table is designed to help an investor in the Fund understand the various costs that an investor will bear, both directly and indirectly. The fees and expenses set forth in the table are based on the average net assets of the Fund for its 1997 fiscal year. The rules of the SEC require that the maximum sales charge be reflected in the table, even though certain investors may qualify for reduced sales charges. See "How to Purchase Shares."

Shareholder Transaction Expenses (Retail Class)
  Maximum sales load imposed on purchase of shares (as a
     percentage of offering price)..........................              5.50%
  Maximum sales load imposed on reinvested dividends and
     distributions..........................................              None
  Deferred sales load(1)....................................              None
  Redemption fees...........................................              None
  Exchange fee..............................................              None
Annual Fund Operating Expenses (Retail Class) (as a
  percentage of average net assets)
  Management fee............................................               .63%
  12b-1 fees(2).............................................               .25%
  Other expenses:
     Transfer agent fees and costs..........................      .13%
     Other..................................................      .05%
                                                                  ----
     Total other expenses...................................               .18%
                                                                          ----
  Total fund operating expenses.............................              1.06%
                                                                          ====

---------------

1 Purchases of $1 million or more are not subject to an initial sales charge. However, a contingent deferred sales charge of 1% applies to certain redemptions made within 18 months from the date such shares were purchased. See the Investor's Guide, under the caption "How to Redeem
   Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

2 As a result of 12b-1 fees, a long-term shareholder may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. Given the Rule 12b-1 fee of the Fund, however, it is estimated that it would take a substantial number of years for a shareholder to exceed such maximum front-end sales charges.

EXAMPLES. An investor would pay the following expenses on a $1,000 investment, assuming (a) a 5% annual return and (b) redemption at the end of each time period:

 1 year.....................................................       $65
 3 years....................................................       $87
 5 years....................................................      $110
10 years....................................................      $177

  The above examples assume payment of a sales charge at the time of purchase; actual expenses may vary for purchases of $1 million or more, which are made at net asset value and subject to a contingent deferred sales charge for 18 months following the date such shares were purchased.

  THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF ACTUAL OR FUTURE EXPENSES, WHICH MAY BE GREATER OR LESS THAN THOSE SHOWN. IN ADDITION, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN THAT IS GREATER OR LESS THAN 5%. THE EXAMPLE ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS AND THAT THE PERCENTAGE AMOUNTS FOR TOTAL FUND OPERATING EXPENSES REMAIN THE SAME FOR EACH YEAR.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  Shown below for the periods indicated are per share data, ratios and supplemental data of the Fund. The data for the fiscal years ended October 31, 1997, 1996, 1995, 1994 and the ten months ended October 31, 1993 has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report thereon appears in the Statement of Additional Information and is available upon request from AIM Distributors, and the data for the five years ended December 31, 1992 has been derived from financial statements audited by Price Waterhouse LLP.

   (PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                                                                           TEN
                                                     FISCAL YEAR                         MONTHS
                                                  ENDED OCTOBER 31,                       ENDED        YEAR ENDED DECEMBER 31,
                                 ---------------------------------------------------   OCTOBER 31,    --------------------------
                                    1997             1996         1995        1994        1993        1992(a)    1991      1990
                                 ----------       ----------   ----------   --------   -----------    -------   -------   ------
Net asset value, beginning of
 period........................  $    44.93       $    40.13   $    28.37   $  23.85    $  18.52      $ 16.06   $ 11.85   $13.30
Income from investment
 operations:
 Net investment income
   (loss)......................       (0.26)           (0.32)       (0.04)     (0.05)      (0.02)       (0.03)    (0.04)    0.08
 Net gains (losses) on
   securities (both realized
   and unrealized).............        7.60             6.09        11.80       4.57        5.35         3.41      7.29    (0.95)
                                 ----------       ----------   ----------   --------    --------      -------   -------   ------
 Total from investment
   operations..................        7.34             5.77        11.76       4.52        5.33         3.38      7.25    (0.87)
                                 ----------       ----------   ----------   --------    --------      -------   -------   ------
Less distributions:
 Dividends from net investment
   income......................          --               --           --         --          --           --        --    (0.09)
 Distributions from net
   realized gains..............       (2.30)           (0.97)          --         --          --        (0.92)    (3.04)   (0.49)
                                 ----------       ----------   ----------   --------    --------      -------   -------   ------
 Total distributions...........       (2.30)           (0.97)          --         --          --        (0.92)    (3.04)   (0.58)
                                 ----------       ----------   ----------   --------    --------      -------   -------   ------
Net asset value, end of
 period........................  $    49.97       $    44.93   $    40.13   $  28.37    $  23.85      $ 18.52   $ 16.06   $11.85
                                 ==========       ==========   ==========   ========    ========      =======   =======   ======
Total return(b)................       17.35%           14.77%       41.45%     18.96%      28.78%       21.34%    63.90%   (6.50)%
                                 ==========       ==========   ==========   ========    ========      =======   =======   ======
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted)..............  $3,864,257       $2,750,564   $2,245,554   $687,238    $217,256      $38,238   $16,218   $9,234
                                 ==========       ==========   ==========   ========    ========      =======   =======   ======
 Ratio of expenses to average
   net assets(c)...............        1.06%(d)(e)       1.11%       1.08%      1.07%       1.00%(g)     1.25%     1.25%    1.25%
                                 ==========       ==========   ==========   ========    ========      =======   =======   ======
 Ratio of net investment income
   (loss) to average net
   assets(f)...................       (0.65)%(d)       (0.76)%      (0.19)%    (0.26)%     (0.24)%(g)   (0.59)%   (0.31)%   0.62%
                                 ==========       ==========   ==========   ========    ========      =======   =======   ======
 Portfolio turnover rate.......          73%              79%          52%        75%         61%         164%      165%     137%
                                 ==========       ==========   ==========   ========    ========      =======   =======   ======
 Average broker commission rate
   paid(h).....................  $   0.0540       $   0.0545          N/A        N/A         N/A          N/A       N/A      N/A
                                 ==========       ==========   ==========   ========    ========      =======   =======   ======


                                   YEAR ENDED DECEMBER 31,
                                 ---------------------------
                                  1989      1988      1987
                                 -------   -------   -------
Net asset value, beginning of
 period........................  $ 11.07   $  9.86   $ 12.10
Income from investment
 operations:
 Net investment income
   (loss)......................     0.03      0.05        --
 Net gains (losses) on
   securities (both realized
   and unrealized).............     2.28      1.21     (1.38)
                                 -------   -------   -------
 Total from investment
   operations..................     2.31      1.26     (1.38)
                                 -------   -------   -------
Less distributions:
 Dividends from net investment
   income......................    (0.03)    (0.05)       --
 Distributions from net
   realized gains..............    (0.05)       --     (0.86)
                                 -------   -------   -------
 Total distributions...........    (0.08)    (0.05)    (0.86)
                                 -------   -------   -------
Net asset value, end of
 period........................  $ 13.30   $ 11.07   $  9.86
                                 =======   =======   =======
Total return(b)................    20.89%    12.77%   (11.52)%
                                 =======   =======   =======
Ratios/supplemental data:
 Net assets, end of period
   (000s omitted)..............  $11,712   $12,793   $13,991
                                 =======   =======   =======
 Ratio of expenses to average
   net assets(c)...............     1.25%     1.22%     1.20%
                                 =======   =======   =======
 Ratio of net investment income
   (loss) to average net
   assets(f)...................     0.24%     0.38%     0.01%
                                 =======   =======   =======
 Portfolio turnover rate.......       69%       56%      118%
                                 =======   =======   =======
 Average broker commission rate
   paid(h).....................      N/A       N/A       N/A
                                 =======   =======   =======

---------------

(a) The Fund changed investment advisors on June 30, 1992.

(b) Does not deduct sales charges and, for periods less than one year, total returns are not annualized.

(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.15%, 1.09%, 1.17% (annualized), and 1.65%, for 1995-92, respectively.

(d) Ratios are based on average net assets of $3,037,859,800.

(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been 1.05%.

(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.26)%, (0.28)%, (0.41)% (annualized) and (0.99)%, for 1995-92, respectively.

(g) Annualized.

(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

--------------------------------------------------------------------------------

PERFORMANCE

  The Fund's performance may be quoted in advertising in terms of yield or total return. All advertisements of the Fund will disclose the maximum sales charge imposed on purchases of the Fund's shares. If any advertised performance data does not reflect the maximum sales charge, if any, such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Fund. Further information regarding the Fund's performance is contained in the annual report to shareholders which is available upon request and without charge.

  Total return shows the overall change in value, including changes in share price and assuming all the dividends and capital gain distributions are reinvested and that all charges and expenses are deducted. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

  Yield is computed in accordance with a standardized formula described in the Statement of Additional Information and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield is a function of the type and quality of investments, the maturity and the operating expense ratio of the Fund.

  From time to time and in its discretion, AIM may waive all or a portion of its advisory fees and/or assume certain expenses of the Fund. Such a practice will have the effect of increasing the Fund's total return. The performance will vary from time to time and past results are not necessarily indicative of future results. Performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment.

  Additional performance information is contained in the Statement of Additional Information and in the Company's Annual Report to Shareholders, both of which are available upon request without charge.

--------------------------------------------------------------------------------

INVESTMENT PROGRAM

  The Company has six series, each of which is a separate investment portfolio -- BLUE CHIP, CAPITAL DEVELOPMENT, CHARTER, WEINGARTEN, AGGRESSIVE GROWTH and CONSTELLATION. BLUE CHIP, CAPITAL DEVELOPMENT, CHARTER, WEINGARTEN and CONSTELLATION are offered to investors pursuant to separate prospectuses.

  The investment objective of the Fund is to achieve long-term growth of capital by investing primarily in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the Fund's investment advisor are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small to medium-sized category. Management of the Fund will be particularly interested in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by the Fund may fluctuate widely. Any income received from securities held by the Fund will be incidental, and an investor should not consider a purchase of shares of the Fund as equivalent to a complete investment program. The Fund's portfolio is primarily comprised of securities of two basic categories of companies: (a) "core" companies, which Fund management considers to have experienced above-average and consistent long-term growth in earnings and to have excellent prospects for outstanding future growth, and (b) "earnings acceleration" companies which Fund management believes are currently enjoying a dramatic increase in profits. See "Certain Investment Strategies and Policies" below and "Investment Objectives and Policies" in the Statement of Additional Information. The Fund's strategy does not preclude investment in large, seasoned companies which in the judgment of AIM possess superior potential returns similar to companies with formative growth profiles. The Fund will also invest in established smaller companies (under $500 million in market capitalization) which offer exceptional value based upon substantially above average earnings growth potential relative to market value. Investors should realize that equity securities of small to medium-sized companies may involve greater risk than is associated with investing in more established companies. Small to medium-sized companies often have limited product and market diversification, fewer financial resources or may be dependent on a few key managers. Any one of the foregoing may change suddenly and have an immediate impact on the value of the company's securities. Furthermore, whenever the securities markets are experiencing rapid price changes due to national economic trends, secondary growth securities have historically been subject to exaggerated price changes. The Fund may invest in non-equity securities, such as corporate bonds or U.S. Government obligations during periods when, in the opinion of AIM, prevailing market, financial, or economic conditions warrant, as well as when such holdings are advisable in light of a change in circumstances of a particular company or within a particular industry.

  There can, of course, be no assurance that the Fund will in fact achieve its objectives since all investments are inherently subject to market risks. The Board of Directors of the Company reserves the right to change any of the investment policies, strategies or practices of the Fund, as described in this Prospectus and in the Statement of Additional Information, without shareholder approval, except in those instances where shareholder approval is expressly required.

CERTAIN INVESTMENT STRATEGIES AND POLICIES. In pursuit of its objectives and policies, the Fund may employ one or more of the following strategies in order to enhance investment results:

  TEMPORARY DEFENSIVE MEASURES. A portion of the Fund's assets may be held, from time to time, in cash, repurchase agreements, commercial paper, U.S. government obligations, taxable municipal securities, investment grade (high quality) corporate bonds or other debt securities, when such positions are deemed advisable in light of economic or market conditions or for daily cash management purposes. In addition, the Fund may invest, for temporary defensive purposes, all or a substantial portion of its assets in the securities described above. To the extent that the Fund invests to a significant degree in these instruments, its ability to achieve its investment objective may be adversely affected.

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. With regard to repurchase transactions, in the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

  STOCK INDEX FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may purchase and sell stock index futures contracts and may also purchase options on stock index futures as a hedge against changes in market conditions. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar or other currency amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. The Fund may purchase and sell futures contracts and may purchase related options in order to hedge the value of its portfolio against changes in market conditions. Generally, the Fund may elect to close a position in a futures contract by taking an opposite position which will operate to terminate the Fund's position in the futures contract. See the Statement of Additional Information for a description of the Fund's investments in futures contracts and options on futures contracts, including certain related risks. The Fund may purchase or sell futures contracts or purchase related options if, immediately thereafter, the sum of the amount of margin deposits and premiums on open positions with respect to futures contracts and related options would not exceed 5% of the market value of the Fund's total assets.

  There are risks associated with investments in stock index futures contracts and options on such contracts. During certain market conditions, purchases and sales of futures contracts may not completely offset a decline or rise in the value of a Fund's portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of a Fund's portfolio may differ substantially from the changes anticipated by the Fund when hedged positions were established, and unanticipated price movements in a futures contract may result in a loss substantially greater than a Fund's initial investment in such contract. Successful use of futures contracts and related options is dependent upon AIM's ability to predict correctly movements in the direction of the applicable markets. No assurance can be given that AIM's judgment in this respect will be correct.

  WRITING COVERED CALL OPTION CONTRACTS. The Fund may write (sell) covered call options. The purpose of such transactions is to hedge against changes in the market value of the Fund's portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options or futures contracts as described below. The Fund will not engage in such transactions for speculative purposes.

  The Fund may write (sell) call options, but only if such options are covered and remain covered as long as the Fund is obligated as a writer of the option (seller). A call option is "covered" if the Fund owns the underlying security covered by the call. If a "covered" call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option is exercised, the writer realizes either a gain or loss from the sale or purchase of the underlying security with the proceeds to the writer being increased by the amount of the premium. Prior to its expiration, a call option may be closed out by means of a purchase of an identical option. Any gain or loss from such transaction will depend on whether the amount paid is more or less than the premium received for the option plus related transaction costs.

  Options are subject to certain risks, including the risk of imperfect correlation between the option and the Fund's other investments and the risk that there might not be a liquid secondary market for the option when the Fund seeks to hedge against adverse market movements. In general, options whose strike prices are close to their underlying securities' current values will have the highest trading volume, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

  The investment policies of the Fund permit the writing of call options on securities comprising no more than 25% of the value of the Fund's net assets. The Fund's policies with respect to the writing of call options may be changed by the Company's Board of Directors, without shareholder approval.

  ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

  INVESTMENT IN OTHER INVESTMENT COMPANIES. The Fund may invest in other investment companies to the extent permitted by the Investment Company Act of 1940, and rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC.

  SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, that is, delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The Fund also may purchase or sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. For further information regarding securities issued on a when-issued or delayed delivery basis see the caption "Investment Objectives and Policies" in the Statement of Additional Information.

  RULE 144A SECURITIES. The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are unregistered securities, the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above under "Illiquid Securities," provided that a determination is made that such securities have a readily available trading market. AIM will determine the liquidity of Rule 144A securities under the supervision of the Company's Board of Directors. The liquidity of Rule 144A securities will be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

  FOREIGN SECURITIES. The Fund may invest up to 25% of its total assets in foreign securities which may be payable in U.S. or foreign currencies and publicly traded in the United States or abroad. For purposes of computing such limitation, American Depositary Receipts ("ADRs"), European Depositary
Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities. To the extent the Fund invests in securities denominated in foreign currencies, the Fund bears the risk of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. These securities will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which generally are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Fund may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Such foreign securities may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable. For a discussion of the risks pertaining to investments in foreign obligations, see "Risk Factors Regarding Foreign Securities" below.

  FOREIGN EXCHANGE TRANSACTIONS. The Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rate between those currencies. This may be accomplished through direct purchases or sales of foreign currency, purchases of options on futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange-traded futures contracts. The Fund may purchase and sell options on futures contracts or forward contracts which are denominated in a particular foreign currency to hedge the risk of fluctuations in the value of another currency. The Fund's dealings in foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency. The Fund will not speculate in foreign exchange, nor commit more than 10% of its total assets to foreign exchange hedges.

  RISK FACTORS REGARDING FOREIGN SECURITIES. Investments by the Fund in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail all of the risks set forth below. Investments in ADRs, EDRs or similar securities also may entail some or all of the risks as set forth below.

  Currency Risk. The value of the Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

  Political and Economic Risk. The economies of many of the countries in which the Fund may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.

  Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

  Market Risk. The securities markets in many of the countries in which the Fund invests will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

  PORTFOLIO TURNOVER. Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of the Fund's investment objectives, regardless of the holding period of that security. The historical portfolio turnover rates are included in the Financial Highlights table herein. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to the Fund, the portion of the Fund's distributions constituting taxable capital gains may increase. For a discussion of AIM's brokerage allocation policies and practices, see "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In accordance with policies established by the Board of Directors, AIM may take into account sales of shares of the Funds and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the Funds.

  The investment objectives and policies stated above are not fundamental policies of the Fund and may be changed by the Board of Directors of the Company without shareholder approval. Shareholders will be notified before any material change in the investment policies stated above become effective.

  INVESTMENT RESTRICTIONS. The Fund has adopted a number of investment restrictions, including the following:

  BORROWING. The Fund may borrow money to a limited extent from banks (including the Fund's custodian bank) for temporary or emergency purposes. The Fund may borrow amounts from banks provided that no borrowing may exceed one-third of the value of its total assets, including the proceeds of such borrowing, and may secure such borrowings by pledging up to one-third of the value of its total assets. In addition, the Fund has adopted a non-fundamental policy stating that the Fund will not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

  LENDING OF FUND SECURITIES. The Fund may also lend its portfolio securities in amounts up to one-third of the total assets of the Fund. Such loans could involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by AIM to be of good standing and only when, in AIM's judgment, the income to be earned from the loans justifies the attendant risks.

  Except as otherwise noted, the foregoing investment restrictions are matters of fundamental policy and may not be changed without shareholder approval. For additional investment restrictions applicable to the Fund, see the Statement of Additional Information.

--------------------------------------------------------------------------------

MANAGEMENT

  The overall management of the business and affairs of the Fund is vested with the Company's Board of Directors. The Board of Directors approves all significant agreements between the Company and persons or companies furnishing services to the Fund, including the Master Advisory Agreement with AIM, the Master Administrative Services Agreement with AIM, the Master Distribution Agreement with AIM Distributors as the distributor of the shares of the Fund, the Custodian Agreement with State Street Bank and Trust Company as custodian and the Transfer Agency and Service Agreement with AFS as transfer agent. The day-to-day operations of the Fund are delegated to its officers and to AIM, subject always to the objectives and policies of the Fund and to the general supervision of the Company's Board of Directors. Information concerning the Board of Directors may be found in the Statement of Additional Information. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. AIM Management is a holding company engaged in the financial services business and is an indirect wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region.

  For a discussion of AIM Management and its subsidiaries' Year 2000 Compliance Project, see "General Information -- Year 2000 Compliance Project."

  INVESTMENT ADVISOR. AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the investment advisor to the Fund pursuant to the Master Advisory Agreement. AIM was organized in 1976, and, together with its subsidiaries, advises or manages over 50 investment company portfolios (including the Fund) encompassing a broad range of investment objectives. AIM is a wholly owned subsidiary of AIM Management.

  Under the terms of the Master Advisory Agreement, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund. AIM will not be liable to the Fund or its shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty; provided, however, that AIM may be liable for certain breaches of duty under the 1940 Act.

  For a discussion of AIM's brokerage allocation policies and practices, see "Portfolio Transactions and Brokerage" in the Statement of Additional Information. In accordance with policies established by the directors, AIM may take into account sales of shares of the Fund and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the Fund.

  ADMINISTRATOR. The Company has entered into a Master Administrative Services Agreement effective as of February 28, 1997, with AIM, pursuant to which AIM has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Fund, including the services of a principal financial officer and related staff. As compensation to AIM for its services under the Master Administrative Services Agreements, the Fund reimburses AIM for expenses incurred by AIM or its subsidiaries in connection with such services.

  FEE WAIVERS. AIM may in its discretion, from time to time, agree to voluntarily waive all or any portion of its advisory fee and/or assume certain expenses of the Fund but will retain its ability to be reimbursed prior to the end of the fiscal year.

  ADVISORY FEES. As compensation for its services AIM is paid an investment advisory fee. For the fiscal year ended October 31, 1997, AIM received total advisory fees of $19,244,957 which represented 0.63% of the Fund's average daily net assets.

  AIM received reimbursement of administrative services costs for the fiscal year ended October 31, 1997, which represented 0.003% of the Fund's average net assets.

  In addition, the Company and AFS, P.O. Box 4739, Houston, TX 77210-4739, a wholly owned subsidiary of AIM and registered transfer agent, have entered into the Transfer Agency and Service Agreement, pursuant to which AFS provides transfer agency, dividend distribution and disbursement, and shareholder services to the Fund.

  DISTRIBUTOR. The Company has entered into a Master Distribution Agreement, dated as of August 2, 1997, on behalf of Class A shares of the Fund (the "Distribution Agreement") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the distributor of the shares of the Fund. The address of AIM Distributors is 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173. The Distribution Agreement provides that AIM Distributors has the exclusive right to distribute shares of the Fund through affiliated broker-dealers and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. Certain directors and officers of the Company are affiliated with AIM Distributors.

  DISTRIBUTION PLAN. The Company has adopted a Master Distribution Plan applicable to Class A shares of the Fund (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Class A Plan, the Company may compensate AIM Distributors an aggregate amount of 0.25% of the average daily net assets of the Fund on an annualized basis for the purpose of financing any activity that is intended to result in the sale of shares of the Fund. The Class A Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own shares of the Fund. In addition, certain banks who have entered into a Bank Shareholder Service Agreement and who sell shares of a Fund on an agency basis, may receive payments pursuant to the Class A Plan. Administrators of retirement plans may also be paid fees to offset costs of services. The Company will obtain a representation from financial institutions that they will be licensed as dealers as required under applicable state law, or that they will not engage in activities which would constitute acting as a "dealer" as defined under applicable state law. Activities appropriate for financing under the Class A Plan include, but are not limited to, the following: preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; overhead of AIM Distributors; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; supplemental payments to dealers under a dealer incentive program; and costs of administering the Class A

Plan. The fees payable to selected dealers, banks and retirement plan administrators who participate in the program are calculated at the annual rate of 0.25% of the average daily net asset value of the Fund's shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Class A Plan.

  The Class A Plan conforms to the amended rules of the National Association of Securities Dealers, Inc., by providing that, of the aggregate amount payable under the Class A Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average net assets of the Fund attributable to the customers of such dealers or financial institutions may be characterized as a service fee, and that payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A Plan. The Class A Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund. The Class A Plan does not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Class A Plan on behalf of the Fund. Thus, under the Class A Plan, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.

  Under the Class A Plan, AIM Distributors may in its discretion from time to time agree to waive voluntarily all or any portion of its fee, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year.

  The Plan may be terminated at any time by a vote of the majority of those directors who are not interested "interested persons" of the Company or by a vote of the majority of the outstanding shares.

PORTFOLIO MANAGERS

  AIM uses a team approach and a disciplined investment process in providing investment advisory services to all of its accounts, including the Funds. AIM's investment staff consists of approximately 135 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the account's and AIM's investment policies. The individuals who are primarily responsible for the day-to-day management of the Funds and their titles, if any, with AIM or its affiliates and the Fund, the length of time they have been responsible for the management, and their years of investment experience and prior experience (if they have been with AIM for less than five years) are shown below.

  Robert M. Kippes, Kenneth A. Zschappel and Charles D. Scavone are primarily responsible for the day-to-day management of AGGRESSIVE GROWTH. Mr. Kippes is Vice President of A I M Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM, and has been responsible for the Fund since 1992. He has been associated with AIM and/or its subsidiaries since he began working as an investment professional in 1989. Mr. Zschappel is Assistant Vice President of AIM Capital and has been responsible for the Fund since 1996. He has been associated with AIM and/or its subsidiaries since he began working as an investment professional in 1990. Mr. Scavone is Vice President of AIM Capital and has been responsible for the Fund since 1996. He has been associated with AIM and/or its subsidiaries since 1996 and has been an investment professional since 1991. Prior to 1991, he was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc. from 1994 to 1996. From 1991 to 1994, he worked in the investments department at Texas Commerce Investment Management Company, with his last position being Equity Research Analyst/Assistant Portfolio Manager.

--------------------------------------------------------------------------------

ORGANIZATION OF THE COMPANY

  The Company was organized in 1988 as a Maryland corporation, and is registered with the SEC as a diversified, open-end, series, management investment company. The Company currently consists of six separate portfolios: CHARTER, CONSTELLATION and WEINGARTEN, each of which has retail classes of shares consisting of Class A, Class B and Class C shares and an Institutional Class; AGGRESSIVE GROWTH, which has a retail class of shares consisting of Class A shares; and BLUE CHIP and CAPITAL DEVELOPMENT, each of which has retail classes of shares consisting of Class A, Class B and Class C shares. The Company's common stock is classified into nineteen different classes. Each class represents an interest in one of six portfolios. Prior to October 15, 1993, the Fund was a portfolio of AIM Funds Group, a Massachusetts business trust. Pursuant to an Agreement and Plan of Reorganization between the Company and AIM Funds Group, the Fund was redomesticated as a portfolio of the Company effective as of October 15, 1993.

  Each class of shares of the same Fund represent interests in that Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses, such as those associated with the shareholder servicing of their shares, is subject to differing sales loads, conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to that class' distribution plan.

  Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the different classes of shares, where applicable, of a Fund. However, on matters affecting one portfolio of the Company or one class of shares, a separate vote of shareholders of that portfolio or class is re-quired. Shareholders of a portfolio or class are not entitled to vote on any matter which does not affect that portfolio or class but which requires a separate vote of another portfolio or class. An example of a matter which would be voted on separately by shareholders of a portfolio is the approval of an advisory agreement, and an example of a matter which would be voted on separately by shareholders of a class of shares is approval of a distribution plan. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect directors, holders of more than 50% of the shares voting for the election of directors can elect all of the directors of the Company, and the holders of less than 50% of the shares voting for the election of directors will not be able to elect any directors.

  The holder of shares of the Fund is entitled to such dividends payable out of the net assets allocable to the Fund as may be declared by the Board of Directors of the Company. In the event of liquidation or dissolution of the Company, the holders of shares of the Fund will be entitled to receive pro rata, subject to the rights of creditors, the net assets of the Company allocable to the Fund. Fractional shares of the Fund have the same rights as full shares to the extent of their proportionate interest.

  Under Maryland law and the Company's By-Laws, the Company need not hold an annual meeting of shareholders unless a meeting is required under the 1940 Act to elect directors. Shareholders may remove directors from office, and a meeting of shareholders may be called at the request of the holders of 10% or more of the Company's outstanding shares.

--------------------------------------------------------------------------------

CLOSURE OF THE FUND TO NEW INVESTORS

  The Fund reached a size in assets under management where, due to the limited size of the market of common stocks of small capitalized companies, it became increasingly difficult to satisfy the investment objective and guidelines. For this reason, the Board of Directors of the Fund determined that it would be advisable under the then current market conditions to close AGGRESSIVE GROWTH to new investors effective as of the close of business June 5, 1997.

  Shareholders who maintain open accounts in the Fund will be able to continue to make additional investments in the Fund. Please note applicable minimum account balance requirements in the Investor's Guide. Notwithstanding the right to reinstatement described in the Investor's Guide, no shareholder of AGGRESSIVE GROWTH who redeems their account in full will have the right of reinstatement.

  The Fund may resume sales of shares to new investors at some future date if the Board of Directors determines that it would be in the best interests of shareholders.

LEGAL MATTERS

  Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania, serves as counsel to the Company.

  On October 25, 1996 a shareholder of the Fund filed a lawsuit in United States District Court, Southern District of Texas, against the Company, AIM, AIM Distributors and Aggressive Growth as a nominal defendant. The action was instituted under Section 36(b) of the Investment Company Act of 1940 and seeks to recover damages allegedly suffered by the Fund in connection with fees paid for marketing and shareholder services after the Fund was closed to new investors.

 THE TOLL-FREE NUMBER FOR ACCESS TO ROUTINE ACCOUNT INFORMATION AND SHAREHOLDER
                                 ASSISTANCE IS
             (800) 959-4246 (7:30 A.M. TO 6:00 P.M. CENTRAL TIME).
                                INVESTOR'S GUIDE
              TO THE AIM FAMILY OF FUNDS--Registered Trademark--
--------------------------------------------------------------------------------

INTRODUCTION TO THE AIM FAMILY OF FUNDS

  THE AIM FAMILY OF FUNDS consists of the following mutual funds:

            AIM ADVISOR FLEX FUND(*)                      AIM GLOBAL UTILITIES FUND
            AIM ADVISOR INTERNATIONAL VALUE FUND(*)       AIM GROWTH FUND
            AIM ADVISOR LARGE CAP VALUE FUND(*)           AIM HIGH INCOME MUNICIPAL FUND
            AIM ADVISOR MULTIFLEX FUND(*)                 AIM HIGH YIELD FUND
            AIM ADVISOR REAL ESTATE FUND(*)               AIM INCOME FUND
            AIM AGGRESSIVE GROWTH FUND                    AIM INTERMEDIATE GOVERNMENT FUND
            AIM ASIAN GROWTH FUND                         AIM INTERNATIONAL EQUITY FUND
            AIM BALANCED FUND                             AIM LIMITED MATURITY TREASURY FUND
            AIM BLUE CHIP FUND                            AIM MONEY MARKET FUND(**)
            AIM CAPITAL DEVELOPMENT FUND                  AIM MUNICIPAL BOND FUND
            AIM CHARTER FUND                              AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
            AIM CONSTELLATION FUND                        AIM TAX-EXEMPT CASH FUND(**)
            AIM EUROPEAN DEVELOPMENT FUND                 AIM TAX-FREE INTERMEDIATE FUND
            AIM GLOBAL AGGRESSIVE GROWTH FUND             AIM VALUE FUND
            AIM GLOBAL GROWTH FUND                        AIM WEINGARTEN FUND
            AIM GLOBAL INCOME FUND

 (*) Class B Shares of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE
     FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND and AIM REAL ESTATE FUND will not be available until on or about March 3, 1998.

(**) Class A shares of AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of
     AIM MONEY MARKET FUND are offered to investors at net asset value, without payment of a sales charge, as described below. Other funds, including the Class A, Class B and Class C shares of AIM MONEY MARKET FUND, are sold with an initial sales charge or subject to a contingent deferred sales charge upon redemption, as described below.

  IT IS IMPORTANT FOR SHAREHOLDERS CONSIDERING AN EXCHANGE TO CAREFULLY REVIEW THE PROSPECTUS OF THE FUND WHOSE SHARES WILL BE ACQUIRED IN AN EXCHANGE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SHARES OF ANY FUND OTHER THAN THE FUND(S) NAMED ON THE COVER PAGE OF THIS PROSPECTUS.
--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

  HOW TO OPEN AN ACCOUNT. In order to purchase shares of any of The AIM Family of Funds ("AIM Funds"), an investor must submit a fully completed new Account Application form directly to A I M Fund Services, Inc. ("AFS" or the "Transfer Agent") or through any dealer authorized by A I M Distributors, Inc. ("AIM Distributors") to sell shares of the AIM Funds.

  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed IRS Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will be subject to backup withholding. See the Account Application for applicable Internal Revenue Service penalties. The minimum initial investment is $500, except for accounts initially established through an Automatic Investment Plan, which requires a special authorization form (see "Special Plans") and for certain retirement accounts. The minimum initial investment for accounts established with an Automatic Investment Plan is $50. The minimum initial investment for an Individual Retirement Arrangement ("IRA") or Roth IRA is $250. There are no minimum initial investment requirements applicable to money-purchase/profit-sharing plans, 401(k) plans, Simplified Employee Pension ("SEP") accounts, Salary Reduction ("SARSEP") accounts, Savings Incentive Match Plans for Employee IRA ("SIMPLE IRA") accounts, 403(b) plans or 457 (state deferred compensation) plans (except that the minimum initial investment for salary deferrals for such plans is $25), or for investment of dividends and distributions of any of the AIM Funds into any existing AIM Funds account.

  AFS' mailing address is:
                              A I M Fund Services, Inc.
                              P.O. Box 4739
                              Houston, TX 77210-4739

                                                                       MCF-02/98

  For additional information or assistance, investors should call the Client Services Department of AFS at:

                               (800) 959-4246

  Shares of any AIM Funds not named on the cover of this Prospectus are offered pursuant to separate prospectuses. Copies of other prospectuses may be obtained by calling (800) 347-4246.

  INITIAL AND SUBSEQUENT PURCHASES BY WIRE: To insure prompt credit to his account, an investor or his dealer should call AFS' Client Services Department at (800) 959-4246 prior to sending a wire to receive a reference number for the wire. The following wire instructions should be used:

                   Beneficiary Bank ABA/Routing #:   113000609
                   Beneficiary Account Number:       00100366807
                   Beneficiary Account Name:         A I M Fund Services, Inc.
                   RFB:                              Fund name, Reference Number (16 character limit)
                   OBI:                              Shareholder Name, Shareholder Account Number
                                                     (70 character limit)


  HOW TO PURCHASE ADDITIONAL SHARES. Additional shares may be purchased directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. The minimum investment for subsequent purchases is $50. The minimum employee salary deferral investment for participants in money-purchase/profit sharing plans, 401(k), IRA/SEP, 403(b) or 457 plans is $25. There are no such minimum investment requirements for investment of dividends and distributions of any of the AIM Funds into any other existing AIM Funds account.

  BY MAIL: Investors must indicate their account number and the name of the Fund being purchased. The remittance slip from a confirmation statement should be used for this purpose, and sent to AFS.

  BY AIM BANK CONNECTION--SM--: To purchase additional shares by electronic funds transfer, please contact the Client Services Department of AFS for detail.

--------------------------------------------------------------------------------

TERMS AND CONDITIONS OF PURCHASE OF THE AIM FUNDS

  Shares of the AIM Funds, including Class A shares (the "Class A shares") of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM ADVISOR REAL ESTATE FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIAN GROWTH FUND, AIM BALANCED FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-FREE INTERMEDIATE FUND, AIM VALUE FUND and AIM WEINGARTEN FUND, collectively (other than AIM AGGRESSIVE GROWTH FUND, AIM LIMITED MATURITY TREASURY FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE FUND), the "Multiple Class Funds," may be purchased at their respective net asset value plus a sales charge as indicated below, except that Class A shares of AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without a sales charge and Class B shares (the "Class B shares") and Class C shares ("Class C shares") of the Multiple Class Funds are sold at net asset value subject to a contingent deferred sales charge payable upon certain redemptions. These contingent deferred sales charges are described under the caption "How to Redeem
Shares -- Multiple Distribution System." Securities dealers and other persons entitled to receive compensation for selling or servicing shares of a Multiple Class Fund may receive different compensation for selling or servicing one particular class of shares over another class in the same Multiple Class Fund. Factors an investor should consider prior to purchasing Class A, Class B or Class C shares (or, if applicable, AIM Cash Reserve Shares) of a Multiple Class Fund are described below under "Special Information Relating to Multiple Class Funds." For information on purchasing any of the AIM Funds and to receive a prospectus, please call (800) 347-4246. As described below, the sales charge otherwise applicable to a purchase of shares of a fund may be reduced if certain conditions are met. In order to take advantage of a reduced sales charge, the prospective investor or his dealer must advise AIM Distributors that the conditions for obtaining a reduced sales charge have been met. Net asset value is determined in the manner described under the caption "Determination of Net Asset Value." The following tables show the sales charge and dealer concession at various investment levels for the AIM Funds.

                                                                       MCF-02/98

SALES CHARGES AND DEALER CONCESSIONS

  GROUP I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM AGGRESSIVE GROWTH FUND, AIM ASIAN GROWTH FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM VALUE FUND and AIM WEINGARTEN FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $   25,000                   5.50%          5.82%        4.75%
 $ 25,000 but less than $   50,000                   5.25           5.54         4.50
 $ 50,000 but less than $  100,000                   4.75           4.99         4.00
 $100,000 but less than $  250,000                   3.75           3.90         3.00
 $250,000 but less than $  500,000                   3.00           3.09         2.50
 $500,000 but less than $1,000,000                   2.00           2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."

  GROUP II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM ADVISOR REAL ESTATE FUND, AIM BALANCED FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM MUNICIPAL BOND FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $   50,000                   4.75%          4.99%        4.00%
 $ 50,000 but less than $  100,000                   4.00           4.17         3.25
 $100,000 but less than $  250,000                   3.75           3.90         3.00
 $250,000 but less than $  500,000                   2.50           2.56         2.00
 $500,000 but less than $1,000,000                   2.00           2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/ or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."

                                                                       MCF-02/98

  GROUP III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are the Class A shares of each of AIM LIMITED MATURITY TREASURY FUND and AIM TAX-FREE INTERMEDIATE FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $  100,000                   1.00%          1.01%        0.75%
 $100,000 but less than $  250,000                   0.75           0.76         0.50
 $250,000 but less than $1,000,000                   0.50           0.50         0.40

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions.

  ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

  In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

  AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than Class A shares of each of AIM LIMITED MATURITY TREASURY FUND and AIM TAX-FREE INTERMEDIATE FUND as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. See "Contingent Deferred Sales Charge Program for Large Purchases." AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of Class A shares of AIM LIMITED MATURITY TREASURY FUND, and in an amount up to 0.25% of such purchases of Class A shares of AIM TAX-FREE INTERMEDIATE FUND.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record on April 30, 1995 who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

                                                                       MCF-02/98

  TIMING OF PURCHASE ORDERS. Orders for the purchase of shares of an AIM Fund (other than AIM MONEY MARKET FUND, as described below) received prior to the close of the New York Stock Exchange ("NYSE"), which is generally 4:00 p.m. Eastern Time (and which is hereinafter referred to as "NYSE Close") on any business day of an AIM Fund will be confirmed at the price next determined. Orders received after NYSE Close will be confirmed at the price determined on the next business day of the AIM Fund. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. Please see "How to Purchase Shares -- Purchases by Wire" for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to an investor's account. A "business day" of an AIM Fund is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the NYSE.

  An investor who uses a check to purchase shares will be credited with the full number of shares purchased at the time of receipt of the purchase order, as previously described. However, in the event of a redemption or exchange of such shares, the investor may be required to wait up to ten business days before the redemption proceeds are sent. This delay is necessary in order to ensure that the check has cleared. If the check does not clear, or if any investment order must be cancelled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

  SPECIAL INFORMATION RELATING TO MULTIPLE CLASS FUNDS. The Multiple Class Funds currently offer two or more classes of shares through separate distribution systems (the "Multiple Distribution System"). Although each class of shares of a particular Multiple Class Fund represents an interest in the same portfolio of investments, each class is subject to a different distribution structure and, as a result, differing expenses. This Multiple Distribution System allows investors to select the class that is best suited to the investor's needs and objectives. In considering the options afforded by the Multiple Distribution System, investors should consider both the applicable initial sales charge or contingent deferred sales charge, as well as the ongoing expenses borne by each class of shares and other relevant factors, such as whether his or her investment goals are long-term or short-term.

     CLASS A SHARES are sold subject to the initial sales charges described above and are subject to the other fees and expenses described herein. Class A shares of AIM MONEY MARKET FUND are designed to meet the needs of an investor who wishes to establish a dollar cost averaging program, pursuant to which Class A shares an investor owns may be exchanged at net asset value for Class A shares of another Multiple Class Fund or shares of another AIM Fund which is not a Multiple Class Fund, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges."

     CLASS B SHARES are sold without an initial sales charge. Thus, the entire purchase price of Class B shares is immediately invested in Class B shares. Class B shares are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class B shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class B shares redeemed within six years from the date such shares were purchased are subject to a contingent deferred sales charge ranging from 5% for redemptions made within the first year to 1% for redemptions made within the sixth year. No contingent deferred sales charge will be imposed if Class B shares are redeemed after six years from the date such shares were purchased. Redemptions of Class B shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

     Class B shares will automatically convert into Class A shares of the same Multiple Class Fund (together with a pro rata portion of all Class B shares acquired through the reinvestment of dividends and distributions) eight years from the end of the calendar month in which the purchase of Class B shares was made. Following such conversion of their Class B shares, investors will be relieved of the higher Rule 12b-1 Plan payments associated with Class B shares. See "Management -- Distribution Plans."

     CLASS C SHARES are sold without an initial sales charge. Thus the entire purchase price of Class C shares is immediately invested in Class C shares. Class C shares are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class C shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class C shares redeemed within one year from the date such shares were purchased are subject to a 1.00% contingent deferred sales charge. No contingent deferred sales charge will be imposed if Class C shares are redeemed after one year from the date such shares were purchased. Redemptions of Class C shares and associated charges are further described under the caption "How to Redeem
     Shares -- Multiple Distribution System."

     AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without an initial sales charge and are not subject to a contingent deferred sales charge; however, they are subject to the other fees and expenses described in the prospectus for AIM MONEY MARKET FUND.

  TIMING OF PURCHASE, EXCHANGE AND REDEMPTION ORDERS (AIM MONEY MARKET FUND
ONLY). Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon Eastern Time or NYSE Close on any business day of the Fund will be confirmed at the price next determined. Net asset value is normally determined at 12:00 noon Eastern Time and NYSE Close on each business day of AIM MONEY MARKET FUND.

                                                                       MCF-02/98

  SPECIAL INFORMATION RELATING TO AIM MONEY MARKET FUND AND AIM TAX-EXEMPT CASH FUND (THE "MONEY MARKET FUNDS"). Because each Money Market Fund uses the amortized cost method of valuing the securities it holds and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of such funds will remain constant at $1.00 per share. However, there is no assurance that each Money Market Fund can maintain a $1.00 net asset value per share. In order to earn dividends with respect to AIM MONEY MARKET FUND on the same day that a purchase is made, purchase payments in the form of federal funds must be received by the Transfer Agent before 12:00 noon Eastern Time on that day. Purchases made by payments in any other form, or payments in the form of federal funds received after such time but prior to NYSE Close, will begin to earn dividends on the next business day following the date of purchase. The Money Market Funds generally will not issue share certificates but will record investor holdings in noncertificate form and regularly advise the shareholder of his ownership position.

  SHARE CERTIFICATES. Share certificates for all AIM Funds will be issued upon written request by a shareholder to AIM Distributors or the Transfer Agent. Otherwise, such shares will be held on the shareholder's behalf by the applicable AIM Fund(s) and be recorded on the books of such fund(s). See "Exchange Privilege -- Exchanges by Telephone" and "How to Redeem
Shares -- Redemptions by Telephone" for restrictions applicable to shares issued in certificate form. Please note that certificates will not be issued for shares held in prototype retirement plans.

  MINIMUM ACCOUNT BALANCE. If (1) an account opened in a fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to bring the account value up to $500. If a fund determines that a shareholder has provided incorrect information in opening an account with a fund or in the course of conducting subsequent transactions with the fund related to such account, the fund may, in its discretion, redeem the account and distribute the proceeds of such redemption to the shareholder.

REDUCTIONS IN INITIAL SALES CHARGES

  Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM TAX-EXEMPT CASH FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class B and Class C shares of the Multiple Class Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

  The term "purchaser" means:

  - an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

  - a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), provided that:

        a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the funds will not accept contributions submitted with respect to individual participants);

        b. each transmittal must be accompanied by a single check or wire transfer; and

        c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

  - a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
    Code) and 457 plans, although more than one beneficiary or participant is involved;

  - a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension account ("SARSEP"), a Savings Incentive Match Plans for Employees IRA ("SIMPLE IRA") where the employer has notified AIM Distributors in writing that all of its related employee SEP, SARSEP or SIMPLE IRA accounts should be linked;

  - any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company; or

  - the discretionary advised accounts of A I M Advisors, Inc. ("AIM") or A I M Capital Management, Inc. ("AIM Capital").

  Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by vir-

                                                                       MCF-02/98
tue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

  (1) LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

  Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

  To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

  If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

  (2) RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

  PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund (see "Dividends,

                                                                       MCF-02/98

Distributions and Tax Matters"); (b) exchanges of shares of certain other funds (see "Exchange Privilege"); (c) use of the reinstatement privilege (see "How to Redeem Shares"); or (d) a merger, consolidation or acquisition of assets of a fund.

  Shareholders of record of Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND on September 8, 1986, and shareholders of record of Class A shares of AIM CHARTER FUND on November 17, 1986, may purchase additional Class A shares of the particular AIM Fund(s) whose shares they owned on such date, at net asset value (without payment of a sales charge) for as long as they continuously own Class A shares of such AIM Fund(s) having a market value of at least $500. In addition, discretionary advised clients of any investment advisors whose clients held Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND on September 8, 1986, or who held Class A shares of AIM CHARTER FUND on November 17, 1986, and have held such Class A shares at all times subsequent to such date, may purchase Class A shares of the applicable AIM Fund(s) at the net asset value of such shares.

  The following persons may purchase shares of the AIM Funds through AIM Distributors without payment of an initial sales charge: (a) A I M Management Group Inc. ("AIM Management") and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, of AIM Management or its affiliates or of certain mutual funds which are advised or managed by AIM, or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of AIM Management or its affiliates; (d) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, or of CIGNA Corporation or of any of its affiliated companies, or of First Data Investor Services Group (formerly The Shareholders Services Group, Inc.); (e) any investment company sponsored by CIGNA Investments, Inc. or any of its affiliated companies for the benefit of its directors' deferred compensation plans; (f) discretionary advised clients of AIM or AIM Capital; (g) registered representatives and employees of dealers who have entered into agreements with AIM Distributors (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the AIM Funds) and any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; (h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation, similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services; and (i) employees of Triformis Inc.

  In addition, shares of any AIM Fund may be purchased at net asset value, without payment of a sales charge, by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the total amount invested in the plan is at least $1,000,000, (2) the sponsor signs a $1,000,000 LOI, (3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (4) all of the plan's transactions are executed through a single financial institution or service organization who has entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such accounts. Section 403(b) plans sponsored by public educational institutions will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable AIM Fund. PLEASE NOTE THAT TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR SUCH PLANS. AIM Distributors may pay investment dealers or other financial service firms for share purchases of the Load Funds (as defined on page A-10 herein) sold at net asset value to an employee benefit plan in accordance with this paragraph as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Class A shares of AIM LIMITED MATURITY TREASURY FUND sold at net asset value to an employee benefit plan in accordance with this paragraph.

  Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND may be deposited at net asset value, without payment of a sales charge, in G/SET series unit investment trusts, whose portfolios consist exclusively of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and stripped United States Treasury issued notes or bonds bearing no current interest ("Treasury Obligations"). Class A shares of such funds may also be purchased at net asset value by other unit investment trusts approved by the Board of Directors of AIM Equity Funds, Inc. Unit holders of such trusts may elect to invest cash distributions from such trusts in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, including: (a) distributions of any dividend income or other income received by such trusts; (b) distributions of any net capital gains received in respect of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and proceeds of the sale of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND used to redeem units of such trusts; and (c) proceeds from the maturity of the Treasury Obligations at the termination dates of such trusts. Prior to the termination dates of such trusts, a unit holder may invest the proceeds from the redemption or repurchase of his units in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, provided: (a) that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is effected within 30 days of such redemption or repurchase; and (b) that the unit holder or his dealer provides AIM Distributors with a letter which: (i) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed or repurchased; and (ii) states that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is being funded exclusively by the proceeds from the redemption or repurchase of units of such trusts.

                                                                       MCF-02/98

  FOR ANY FUND NAMED ON THE COVER PAGE OF THIS PROSPECTUS, AIM DISTRIBUTORS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME (1) TO WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS; (2) TO REJECT ANY PURCHASE OR EXCHANGE ORDER OR TO CANCEL ANY PURCHASE DUE TO NONPAYMENT OF THE PURCHASE PRICE; (3) TO INCREASE, WAIVE OR LOWER THE MINIMUM INVESTMENT REQUIREMENTS; OR (4) TO MODIFY ANY OF THE TERMS OR CONDITIONS OF PURCHASE OF SHARES OF SUCH FUND. For any fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "Exchange Privilege."

--------------------------------------------------------------------------------

SPECIAL PLANS

  Except as noted below, each AIM Fund provides the special plans described below for the convenience of its shareholders. Once established, there is no obligation to continue to invest through a plan, and a shareholder may terminate a plan at any time.

  Special plan applications and further information, including details of any fees which are charged to a shareholder investing through a plan, may be obtained by written request, directed to AFS at the address provided under "How to Purchase Shares," or by calling the Client Services Department of AFS at
(800) 959-4246. IT IS RECOMMENDED THAT A SHAREHOLDER CONSIDERING ANY OF THE PLANS DESCRIBED HEREIN CONSULT A TAX ADVISOR BEFORE COMMENCING PARTICIPATION IN SUCH A PLAN.

  SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, a shareholder who owns shares which are not subject to a contingent deferred sales charge, can arrange for monthly, quarterly or annual amounts (but not less than $50) to be drawn against the balance of his account in the designated AIM Fund. Shareholders who own shares subject to a contingent deferred sales charge, can only arrange for monthly or quarterly withdrawals under a Systematic Withdrawal Plan. Payment of this amount can be made on any day of the month the shareholder specifies, except the thirtieth or thirty-first day of each month in which a payment is to be made. A minimum account balance of $5,000 is required to establish a Systematic Withdrawal Plan, but there is no requirement thereafter to maintain any minimum investment. With respect to shares subject to a contingent deferred sales charge (all classes) no contingent deferred sales charge will be imposed on withdrawals made under a Systematic Withdrawal Plan, provided that the amounts withdrawn under such a plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan. Systematic Withdrawal Plans with respect to shares subject to a contingent deferred sales charge that exceed on an annual basis 12% of such account will be subject to a contingent deferred sales charge on the amounts exceeding 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

  Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the Multiple Class Funds and AIM Cash Reserve Shares of AIM MONEY MARKET FUND), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

  The Systematic Withdrawal Plan may be terminated at any time upon 10 days' prior notice to AFS. Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan. Each AIM Fund reserves the right to initiate a fee for each withdrawal (not to exceed its cost), but there is no present intent to do so.

  AUTOMATIC INVESTMENT PLAN. Shareholders who wish to make regular systematic investments may establish an Automatic Investment Plan. Under this plan each withdrawal is made from the shareholder's bank account in the amount specified by the shareholder (minimum $50 per investment, per account) and on a day or date(s) specified by the shareholder. The proceeds are invested in shares of the designated AIM Fund at the applicable offering price determined on the date of the withdrawal. An Automatic Investment Plan may be discontinued upon 10 days' prior notice to the Transfer Agent or AIM Distributors.

  AUTOMATIC DIVIDEND INVESTMENT PLAN. Shareholders may elect to have all dividends and distributions declared by an AIM Fund paid in cash or invested at net asset value, without payment of an initial sales charge, either in shares of the same AIM Fund or invested in shares of another AIM Fund. For each of the Multiple Class Funds, dividends and distributions attributable to Class A shares may be reinvested in Class A shares of the same fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund; dividends and distributions attributable to Class B shares may be reinvested in Class B shares of the same fund or in Class B shares of another Multiple Class Fund; dividends and distributions attributable to Class C shares may be reinvested in Class C shares of the same fund or in Class C shares of another Multiple Class Fund; and dividends and distributions attributable to AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be reinvested in additional shares of such fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund. See "Dividends, Distributions and


                                                                       MCF-02/98

Tax Matters -- Dividends and Distributions" for a description of payment dates for these options. In order to qualify to have dividends and distributions of one AIM Fund invested in shares of another AIM Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the dividend paying fund of at least $5,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee name); and
(c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another AIM Fund. An authorization may be given on the account application or on an authorization form available from AIM Distributors. An AIM Fund will waive the $5,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500.

  DOLLAR COST AVERAGING. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly (on or about the 10th or 25th day of the applicable month), from one of their accounts into one or more AIM Funds, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges." The account from which exchanges are to be made must have a value of at least $5,000 when a shareholder elects to begin this program, and the exchange minimum is $50 per transaction. All of the accounts that are part of this program must have identical registrations. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were not exchanged automatically. There is no charge for entering the Dollar Cost Averaging program. Sales charges may apply, as described under the caption "Exchange Privilege."

  PROTOTYPE RETIREMENT PLANS. The AIM Funds (except for AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TAX-EXEMPT CASH FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT) have made the following prototype retirement plans available to corporations, individuals and employees of non-profit organizations and public schools: combination money-purchase/profit-sharing plans; 403(b) plans; IRA plans; Roth IRA plans; SARSEP plans; SEP plans; and SIMPLE IRA plans (collectively, "retirement accounts"). Information concerning these plans, including the custodian's fees and the forms necessary to adopt such plans, can be obtained by calling or writing the AIM Funds or AIM Distributors. Shares of the AIM Funds are also available for investment through existing 401(k) plans (for both individuals and employers) adopted under the Code. The plan custodian currently imposes an annual $10 maintenance fee with respect to each retirement account for which it serves as the custodian. This fee is generally charged in December. Each AIM Fund and/or the custodian reserve the right to change this maintenance fee and to initiate an establishment fee (not to exceed its cost).

                                                                       MCF-02/98

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

  TERMS AND CONDITIONS OF EXCHANGES. Shareholders of the AIM Funds may participate in an exchange privilege as described below. The exchange privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. AIM Distributors acts as distributor for the AIM Funds, which represent a range of different investment objectives and policies. As set forth under the caption "Terms and Conditions of Purchase of the AIM
Funds -- Sales Charges and Dealer Concessions," shares of certain of the AIM Funds, including the Class A shares of the Multiple Class Funds, listed below and referred to herein as the "Load Funds," are sold at a public offering price that includes a maximum sales charge of 5.50% or 4.75% of the public offering price of such shares; Class A shares (or shares which normally involve the payment of initial sales charges) of certain of the AIM Funds, listed below and referred to herein as the "Lower Load Funds," are sold at a public offering price that includes a maximum sales charge of 1.00% of the public offering price of such shares; and Class A shares or shares of certain other funds, listed below and referred to herein as the "No Load Funds," are sold at net asset value, without payment of a sales charge.

                                LOAD FUNDS:                                  LOWER LOAD FUNDS:
                                ----------                                   -----------------
   AIM ADVISOR FLEX FUND --            AIM GLOBAL GROWTH                     AIM LIMITED MATURITY TREASURY FUND
     CLASS A                           FUND -- CLASS A                           -- CLASS A
   AIM ADVISOR INTERNATIONAL           AIM GLOBAL INCOME                       AIM TAX-FREE INTERMEDIATE FUND
     VALUE FUND -- CLASS A             FUND -- CLASS A                           -- CLASS A
   AIM ADVISOR LARGE CAP               AIM GLOBAL UTILITIES                  NO LOAD FUNDS:
     VALUE FUND -- CLASS A             FUND -- CLASS A                       --------------
   AIM ADVISOR MULTIFLEX               AIM GROWTH FUND -- CLASS A            AIM MONEY MARKET FUND
     FUND -- CLASS A                   AIM HIGH INCOME MUNICIPAL                 -- AIM CASH RESERVE SHARES
   AIM ADVISOR REAL ESTATE               FUND -- CLASS A                       AIM TAX-EXEMPT CASH FUND -- CLASS A
     FUND -- CLASS A                   AIM HIGH YIELD FUND -- CLASS A
   AIM AGGRESSIVE GROWTH               AIM INCOME FUND -- CLASS A
     FUND -- CLASS A                   AIM INTERMEDIATE GOVERNMENT
   AIM ASIAN GROWTH FUND -- CLASS A    FUND -- CLASS A
   AIM BALANCED FUND -- CLASS A        AIM INTERNATIONAL EQUITY
   AIM BLUE CHIP FUND -- CLASS A       FUND -- CLASS A
   AIM CAPITAL DEVELOPMENT             AIM MONEY MARKET
     FUND -- CLASS A                   FUND -- CLASS A
   AIM CHARTER FUND -- CLASS A         AIM MUNICIPAL BOND
   AIM CONSTELLATION                   FUND -- CLASS A
     FUND -- CLASS A                   AIM TAX-EXEMPT BOND FUND
   AIM EUROPEAN DEVELOPMENT            OF CONNECTICUT -- CLASS A
     FUND -- CLASS A                   AIM VALUE FUND -- CLASS A
   AIM GLOBAL AGGRESSIVE GROWTH        AIM WEINGARTEN FUND -- CLASS A
     FUND -- CLASS A

  Shares of any AIM Fund may be exchanged for shares of any other AIM Fund on the terms described on the chart below, except that (i) Load Fund share purchases of $1,000,000 or more which are subject to a contingent deferred sales charge may not be exchanged for Lower Load Funds or for AIM TAX-EXEMPT CASH FUND; (ii) LOWER LOAD FUND SHARE PURCHASES OF $1,000,000 OR MORE AND AIM Cash Reserve Shares of AIM MONEY MARKET FUND and AIM TAX-EXEMPT CASH FUND PURCHASES MAY BE EXCHANGED FOR LOAD FUND SHARES IN AMOUNTS OF $1,000,000 OR MORE WHICH WILL THEN BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE; HOWEVER, FOR PURPOSES OF CALCULATING THE CONTINGENT DEFERRED SALES CHARGE ON THE LOAD FUND SHARES ACQUIRED, THE 18-MONTH PERIOD SHALL BE COMPUTED FROM THE DATE OF SUCH EXCHANGE; (iii) Class A shares may be exchanged for Class A shares, (iv) Class B shares may be exchanged only for Class B shares; (v) Class C shares may only be exchanged for Class C shares; and (vi) AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be exchanged for Class A shares of AIM MONEY MARKET FUND or for Class B or Class C shares.

                                                                       MCF-02/98

  DEPENDING UPON THE FUND FROM WHICH AND INTO WHICH AN EXCHANGE IS BEING MADE, SHARES BEING ACQUIRED IN AN EXCHANGE MAY BE ACQUIRED AT THEIR OFFERING PRICE OR AT THEIR NET ASSET VALUE (WITHOUT PAYMENT OF A SALES CHARGE) AS SET FORTH IN THE TABLE BELOW FOR SHARES INITIALLY PURCHASED PRIOR TO MAY 1, 1994:

                                                                                                      MULTIPLE CLASS FUNDS:
                                                            LOWER LOAD              NO LOAD       ------------------------------
      FROM:                 TO: LOAD FUNDS                     FUNDS                 FUNDS           CLASS B         CLASS C
      -----                 --------------            -----------------------  -----------------  --------------  --------------
Load Funds.......  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

Lower Load         Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
  Funds..........
No Load Funds....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   were directly purchased. Net       Load shares were
                   Asset Value if No Load shares      acquired upon exchange
                   were acquired upon exchange of     of shares of any Load
                   shares of any Load Fund or any     Fund or any Lower Load
                   Lower Load Fund.                   Fund; otherwise,
                                                      Offering Price.
Multiple Class
  Funds:
  Class B........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable

  FOR SHARES INITIALLY PURCHASED ON OR AFTER MAY 1, 1994, THE FOREGOING TABLE IS REVISED AS FOLLOWS:
Load Funds.......  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
Lower Load         Net Asset Value if shares were     Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
  Funds..........  acquired upon exchange of any
                   Load Fund. Otherwise, difference
                   in sales charge will apply.
No Load Funds....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   were directly purchased. Net       Load shares were
                   Asset Value if No Load shares      acquired upon exchange
                   were acquired upon exchange of     of shares of any Load
                   shares of any Load Fund.           Fund or any Lower Load
                   Difference in sales charge will    Fund; otherwise, Of-
                   apply if No Load shares were       fering Price.
                   acquired upon exchange of Lower
                   Load Fund shares.
Multiple Class
  Funds:
  Class B........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable
  Class C........  Not Applicable                     Not Applicable           Not Applicable     Not Applicable  Net Asset Value

  An exchange is permitted only in the following circumstances: (a) if the funds offer more than one class of shares, the exchange must be between the same class of shares (e.g., Class A, Class B and Class C shares of a Multiple Class Fund cannot be exchanged for each other), except that AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be exchanged for Class A, Class B, or Class C shares of another Multiple Class Fund; (b) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through such exchange; (c) the shares of the fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (d) the exchange must be made between accounts having identical registrations and addresses; (e) the full amount of the purchase price for the shares being exchanged must have already been received by the fund; (f) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate Internal Revenue Service ("IRS") Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the fund; (g) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten business days, and all other shares are held in an account for at least one day, prior to the exchange; and
(h) certificates representing shares must be returned before shares can be exchanged. There is no fee for exchanges among the AIM Funds.

  THE CURRENT PROSPECTUS OF EACH OF THE AIM FUNDS AND CURRENT INFORMATION CONCERNING THE OPERATION OF THE EXCHANGE PRIVILEGE ARE AVAILABLE THROUGH AIM DISTRIBUTORS OR THROUGH ANY DEALER WHO HAS EXECUTED AN APPLICABLE AGREEMENT WITH AIM DISTRIBUTORS. BEFORE EXCHANGING SHARES, INVESTORS SHOULD REVIEW THE PROSPECTUSES OF THE FUNDS WHOSE SHARES WILL BE ACQUIRED THROUGH EXCHANGE. EXCHANGES OF SHARES ARE CONSIDERED TO BE SALES FOR FEDERAL AND STATE INCOME TAX PURPOSES AND MAY RESULT IN A TAXABLE GAIN OR LOSS TO A SHAREHOLDER.

  THE EXCHANGE PRIVILEGE IS NOT AN OPTION OR RIGHT TO PURCHASE SHARES BUT IS PERMITTED UNDER THE RESPECTIVE POLICIES OF THE PARTICIPATING FUNDS, AND MAY BE MODIFIED OR DISCONTINUED BY ANY OF SUCH FUNDS OR BY AIM DISTRIBUTORS AT ANY TIME, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, WITHOUT NOTICE.

  Shares of any AIM Fund (other than AIM MONEY MARKET FUND) to be exchanged are redeemed at their net asset value as determined at NYSE Close on the day that an exchange request in proper form (described below) is received. Exchange requests received

                                                                       MCF-02/98
after NYSE Close will result in the redemption of shares at their net asset value at NYSE Close on the next business day. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase, Exchange and Redemption Orders (AIM MONEY MARKET FUND only)" for information regarding the timing of exchange orders for AIM MONEY MARKET FUND. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends (See "Dividends, Distributions and Tax Matters -- Dividends and Distributions," below), and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  In the event of unusual market conditions, AIM Distributors reserves the right to reject any exchange request, if, in the judgment of AIM Distributors, the number of requests or the total value of the shares that are the subject of the exchange places a material burden on a fund. For example, the number of exchanges by investment managers making market timing exchanges may be limited.

  EXCHANGES BY MAIL. Investors exchanging their shares by mail should send a written request to AFS. The request should contain the account registration and account number, the dollar amount or number of shares to be exchanged, and the names of the funds from which and into which the exchange is to be made. The request should comply with all of the requirements for redemption by mail, except those required for redemption of IRAs. See "How to Redeem Shares."

  EXCHANGES BY TELEPHONE. Shareholders or their agents may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline that option on the account application. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone exchange request that they reasonably believe to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXCHANGES OF CLASS B AND CLASS C SHARES. A contingent deferred sales charge will not be imposed in connection with exchanges among Class B shares or among Class C shares. For purposes of determining a shareholder's holding period of Class B or Class C shares in the calculation of the applicable contingent deferred sales charge, the period of time during which Class B or Class C shares were held prior to an exchange will be added to the holding period of the applicable Class B or Class C shares acquired in an exchange.

--------------------------------------------------------------------------------

HOW TO REDEEM SHARES

  Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the obligation of the fund(s) named on the cover page to redeem shares, AIM Distributors also repurchases shares. Although a contingent deferred sales charge may be applicable to certain redemptions, as described below, there is no redemption fee imposed when shares are redeemed or repurchased; however, dealers may charge service fees for handling repurchase transactions.

  MULTIPLE DISTRIBUTION SYSTEM. Class B shares. Class B shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less the applicable contingent deferred sales charge shown in the table below. No deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the date such shares were purchased, (ii) on Class B shares acquired through reinvestments of dividends and distributions attrib-
                                                                       MCF-02/98
utable to Class B shares or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.

  YEAR                                                 CONTINGENT DEFERRED
 SINCE                                                   SALES CHARGE AS
PURCHASE                                               % OF DOLLAR AMOUNT
  MADE                                                  SUBJECT TO CHARGE
--------                                               -------------------
First......................................................          5%
Second.....................................................          4%
Third......................................................          3%
Fourth.....................................................          3%
Fifth......................................................          2%
Sixth......................................................          1%
Seventh and Following......................................         None

  In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than six years from the date such shares were purchased; and fourth, of shares held less than six years from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the current market value of shares redeemed or their original cost.

  Class C Shares. Class C shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less a 1% contingent deferred sales charge. No deferred sales charge will be imposed
(i) on redemptions of Class C shares following one year from the date such shares were purchased; (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares; (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class C shares; (iv) on redemptions of additional purchases of shares of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, and AIM ADVISOR REAL ESTATE FUND, by shareholders of record on April 30, 1995 of these funds (shareholders whose broker/dealers maintain a single omnibus account with the Transfer Agent on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995 from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996).

  Waivers. Contingent deferred sales charges on Class B and Class C shares will be waived on redemptions (1) following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust (provided AIM Distributors is notified of such death or post-purchase disability at the time of the redemption request and is provided with satisfactory evidence of such death or post-purchase disability), (2) in connection with certain distributions from individual retirement accounts, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class B or Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan, (4) effected pursuant to the right of a Multiple Class Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Multiple Class Fund, (5) effected by AIM of its investment in Class B or Class C shares and (6) of Class C shares where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payment otherwise payable to the dealer described in the fifth paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds."

  Waiver category (1) above applies only to redemptions of Class B or Class C shares held at the time of death or initial determination of post-purchase disability.

  Waiver category (2) above applies only to redemptions resulting from:

          (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund;

          (ii) in kind transfers of assets where the participant or beneficiary notifies AIM Distributors of such transfer no later than the time such transfer occurs;

          (iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B or Class C shares of one or more Multiple Class Funds;

          (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and

          (v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.
                                                                       MCF-02/98

  CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES. Except for purchases of Class B and Class C shares of a Multiple Class Fund and purchases of shares of the No Load Funds and Lower Load Funds, A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES TO PURCHASES OF $1,000,000 OR MORE THAT ARE REDEEMED WITHIN 18 MONTHS OF THE DATE OF PURCHASE. For a description of the AIM Funds participating in this program, see "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions." This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 18 months of the date the shares were originally purchased. For purposes of computing this 18-MONTH PERIOD (i) shares of any Load Fund or AIM Cash Reserve Shares of AIM MONEY MARKET FUND which were acquired through an exchange of shares which previously were subject to the 1% contingent deferred sales charge will be credited with the period of time such exchanged shares were held, and (ii) shares of any Load Fund which are subject to the 1% contingent deferred sales charge and which were acquired through an exchange of shares of a Lower Load Fund or a No Load Fund which previously were not subject to the 1% contingent deferred sales charge will not be credited with the period of time such exchanged shares were held. The charge will be waived in the following circumstances: (1) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under Section 403(b) of the Code and sponsored by nonprofit organizations as defined under Section 501(c)(3) of the Code, where shares are being redeemed in connection with employee terminations or withdrawals, and (a) the total amount invested in a Plan is at least $1,000,000, (b) the sponsor of a Plan signs a letter of intent to invest at least $1,000,000 in one or more of the AIM Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under (a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees;
(2) redemptions of shares following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust; (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1,000,000; (4) redemptions of shares purchased by an investor in amounts of $1,000,000 or more where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payments otherwise payable to the dealer as described in the third paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds"; and (5) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class A shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  REDEMPTIONS BY MAIL. Redemption requests must be in writing and sent to the Transfer Agent. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event will normally be made within seven days after receipt. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the Fund and the account number of shares to be redeemed; (c) share certificates, either properly endorsed or accompanied by a duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of the Transfer Agent; (d) signature guarantees, as described below; and
(e) any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

  In addition to these requirements, shareholders who have invested in a fund to establish an IRA, should include the following information along with a written request for either partial or full liquidation of fund shares: (a) a statement as to whether or not the shareholder has attained age 59-1/2; and (b) a statement as to whether or not the shareholder elects to have federal income tax withheld from the proceeds of the liquidation.

  REDEMPTIONS BY TELEPHONE. Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or transferred electronically or wired to the pre-authorized bank account; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the person requesting the redemption can provide proper identification information; and (e) the proceeds of the redemption do not exceed $50,000. Accounts in AIM Distributors' prototype retirement plans (such as IRA and IRA/SEP) or 403(b) plans are not eligible for the telephone redemption option. AIM Distributors has made arrangements with certain dealers and investment advisors to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth in the appropriate form if they reasonably believe such request to be gen-
                                                                       MCF-02/98
uine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXPEDITED REDEMPTIONS (AIM MONEY MARKET FUND ONLY). If a redemption order is received prior to 11:30 a.m. Eastern Time, the redemption will be effective on that day and AIM MONEY MARKET FUND will endeavor to transmit payment on that same business day. If the redemption order is received after 11:30 a.m. and prior to NYSE Close, the redemption will be made at the next determined net asset value and payment will generally be transmitted on the next business day.

  REDEMPTIONS BY CHECK (AIM TAX-EXEMPT CASH FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND). After completing the appropriate authorization form, shareholders may use checks to effect redemptions from AIM TAX-EXEMPT CASH FUND and the AIM Cash Reserve Shares of AIM MONEY MARKET FUND. This privilege does not apply to retirement accounts or qualified plans. Checks may be drawn in any amount of $250 or more. Checks drawn against insufficient shares in the account, against shares held less than ten business days, or in amounts of less than the applicable minimum will be returned to the payee. The payee of the check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the Transfer Agent for payment, the Transfer Agent will cause a sufficient number of shares of such fund to be redeemed to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed through the day on which the check is presented to the Transfer Agent for payment.

  TIMING AND PRICING OF REDEMPTION ORDERS. Shares of the various AIM Funds (other than AIM MONEY MARKET FUND) are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent, except that shares that are subject to a contingent deferred sales charge, may be subject to the imposition of deferred sales charges that will be deducted from the redemption proceeds. See "Multiple Distribution System" and "Contingent Deferred Sales Charge Program for Large Purchases." Orders for the redemption of shares received in proper form prior to NYSE Close on any business day of an AIM Fund will be confirmed at the price determined as of the close of that day. Orders received after NYSE Close will be confirmed at the price determined on the next business day of an AIM Fund. Redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the Fund will be confirmed at the price next determined. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis. Any resulting loss from the dealer's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer. Telephone redemption requests must be made by NYSE Close on any business day of an AIM Fund and will be confirmed at the price determined as of the close of that day. No AIM Fund will accept requests which specify a particular date for redemption or which specify any special conditions.

  Payment of the proceeds of redeemed shares is normally made within seven days following the redemption date. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders." A charge for special handling (such as wiring of funds or expedited delivery services) may be made by the Transfer Agent. The right of redemption may not be suspended or the date of payment upon redemption postponed except under unusual circumstances such as when trading on the NYSE is restricted or suspended. Payment of the proceeds of redemptions relating to shares for which checks sent in payment have not yet cleared will be delayed until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received.

  SIGNATURE GUARANTEES. A signature guarantee is designed to protect the investor, the AIM Funds, AIM Distributors, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of an AIM Fund. Examples of when signature guarantees are required are: (1) redemptions by mail in excess of $50,000; (2) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (3) written redemptions requesting proceeds to be sent to other than the bank of record for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) telephone exchange and telephone redemption authorization forms; (7) changes in previously designated wiring or electronic funds transfer instructions; and (8) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. These requirements may be waived or modified upon notice to shareholders.

  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission ("SEC"), and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed

                                                                       MCF-02/98
the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

  REINSTATEMENT PRIVILEGE (CLASS A SHARES ONLY). Within 90 days of a redemption, a shareholder may invest all or part of the redemption proceeds in Class A shares of any AIM Fund at the net asset value next computed after receipt by the Transfer Agent of the funds to be reinvested; provided, however, if the redemption was made from Class A shares of either AIM LIMITED MATURITY TREASURY FUND or AIM TAX-FREE INTERMEDIATE FUND, the reinvested proceeds will be subject to the difference in sales charge between the shares redeemed and the shares the proceeds are reinvested in. The shareholder must ask the Transfer Agent for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the same fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Under the Code, if the redemption proceeds of fund shares on which a sales charge was paid are reinvested in (or exchanged for) shares of another AIM Fund at a reduced sales charge within 90 days of the payment of the sales charge, the shareholder's basis in the fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption; however, the shareholder's basis in the fund shares purchased will include the sales charge. Each AIM Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each AIM Fund.

  Shareholders who are assessed a contingent deferred sales charge in connection with the redemption of Class A shares and who subsequently reinvest a portion or all of the value of the redeemed shares in Class A shares of any AIM Fund within 90 days after such redemption may do so at net asset value if such privilege is claimed at the time of reinvestment. Such reinvested proceeds will not be subject to either a front-end sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, the shareholder must notify the Transfer Agent of his or her intent to do so at the time of reinvestment. This reinvestment privilege does not apply to Class B or Class C shares.

--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

  The net asset value per share (or share price) of each AIM Fund is determined as of 4:00 p.m. Eastern Time (12:00 noon Eastern Time and NYSE Close with respect to AIM MONEY MARKET FUND), on each "business day" of a fund as previously defined. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of an AIM Fund's share will be determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE. The net asset value per share is calculated by subtracting a class' liabilities from its assets and dividing the result by the total number of class shares outstanding. The determination of net asset value per share is made in accordance with generally accepted accounting principles. Among other items, liabilities include accrued expenses and dividends payable, and total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the fund's officers and in accordance with methods which are specifically authorized by its governing Board of Directors or Trustees. Short-term obligations with maturities of 60 days or less, and the securities held by the Money Market Funds, are valued at amortized cost as reflecting fair value. AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE FUND value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of an AIM Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which the values of the securities are determined and the close of the NYSE which will not be reflected in the computation of an AIM Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the applicable AIM Fund.

                                                                       MCF-02/98

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

  Each AIM Fund's policy regarding the payment of dividends and distributions is set forth below.

                                                                                DISTRIBUTIONS    DISTRIBUTIONS
                                                                                   OF NET           OF NET
                                                    DIVIDENDS FROM                REALIZED         REALIZED
                                                    NET INVESTMENT               SHORT-TERM        LONG-TERM
                   FUND                                 INCOME                  CAPITAL GAINS    CAPITAL GAINS
                   ----                             --------------              -------------    -------------
AIM ADVISOR FLEX FUND.....................  declared and paid quarterly       quarterly          annually
AIM ADVISOR INTERNATIONAL VALUE FUND......  declared and paid annually        annually           annually
AIM ADVISOR LARGE CAP VALUE FUND..........  declared and paid quarterly       quarterly          annually
AIM ADVISOR MULTIFLEX FUND................  declared and paid quarterly       quarterly          annually
AIM ADVISOR REAL ESTATE FUND..............  declared and paid quarterly       quarterly          annually
AIM AGGRESSIVE GROWTH FUND................  declared and paid annually        annually           annually
AIM ASIAN GROWTH FUND.....................  declared and paid annually        annually           annually
AIM BALANCED FUND.........................  declared and paid quarterly       annually           annually
AIM BLUE CHIP FUND........................  declared and paid annually        annually           annually
AIM CAPITAL DEVELOPMENT FUND..............  declared and paid annually        annually           annually
AIM CHARTER FUND..........................  declared and paid quarterly       annually           annually
AIM CONSTELLATION FUND....................  declared and paid annually        annually           annually
AIM EUROPEAN DEVELOPMENT FUND.............  declared and paid annually        annually           annually
AIM GLOBAL AGGRESSIVE GROWTH FUND.........  declared and paid annually        annually           annually
AIM GLOBAL GROWTH FUND....................  declared and paid annually        annually           annually
AIM GLOBAL INCOME FUND....................  declared daily; paid monthly      annually           annually
AIM GLOBAL UTILITIES FUND.................  declared daily; paid monthly      annually           annually
AIM GROWTH FUND...........................  declared and paid annually        annually           annually
AIM HIGH INCOME MUNICIPAL FUND............  declared daily; paid monthly      annually           annually
AIM HIGH YIELD FUND.......................  declared daily; paid monthly      annually           annually
AIM INCOME FUND...........................  declared daily; paid monthly      annually           annually
AIM INTERMEDIATE GOVERNMENT FUND..........  declared daily; paid monthly      annually           annually
AIM INTERNATIONAL EQUITY FUND.............  declared and paid annually        annually           annually
AIM LIMITED MATURITY TREASURY FUND........  declared daily; paid monthly      annually           annually
AIM MONEY MARKET FUND.....................  declared daily; paid monthly      at least annually  annually
AIM MUNICIPAL BOND FUND...................  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT BOND FUND OF CONNECTICUT...  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT CASH FUND..................  declared daily; paid monthly      at least annually  annually
AIM TAX-FREE INTERMEDIATE FUND............  declared daily; paid monthly      annually           annually
AIM VALUE FUND............................  declared and paid annually        annually           annually
AIM WEINGARTEN FUND.......................  declared and paid annually        annually           annually

  In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

  All dividends and distributions of an AIM Fund are automatically reinvested on the payment date in full and fractional shares of such fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions attributable to a class are reinvested in additional shares of such class, absent an election by a shareholder to receive cash or to have such dividends and distributions reinvested in like shares of another Multiple Class Fund, to the extent permitted. For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in shares of another fund in the AIM Funds; provided that (i) dividends and distributions attributable to Class B shares may only be reinvested in Class B shares, (ii) dividends and distributions attributable to Class C shares may only be reinvested in Class C shares (iii) dividends and distributions attributable to Class A shares may not be reinvested in Class B or Class C shares, and (iv) dividends and distributions attributable to the AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be reinvested in the Class A shares of that Fund or in any Class B or Class C shares. Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to obtain a form to authorize such reinvestments in another AIM Fund. Such reinvestments into the AIM Funds are not subject to sales charges, and shares so purchased are automatically credited to the account of the shareholder.

  Dividends on Class B and Class C shares are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares. Dividends on all shares may also be affected by other class-specific expenses.

  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such

                                                                       MCF-02/98
payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

TAX MATTERS

  Each AIM Fund has qualified and intends to qualify for treatment as a regulated investment company under Subchapter M of the Code. As long as a fund qualifies for this tax treatment, it is not subject to federal income taxes on net investment income and capital gains that are distributed to shareholders. Each fund, for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M, is treated as a separate corporation. Therefore, no fund may offset its gains against another fund's losses and each fund must individually comply with all of the provisions of the Code which are applicable to its operations.

  TAX TREATMENT OF DISTRIBUTIONS -- GENERAL. Because each AIM Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders, it is not expected that any such fund will be required to pay any federal income tax. Each AIM Fund also intends to meet the distribution requirements of the Code to avoid the imposition of a non-deductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gain net income. Nevertheless, shareholders normally are subject to federal income taxes, and any applicable state and local income taxes, on the dividends and distributions received by them from a fund whether in the form of cash or additional shares of a fund, except for tax-exempt dividends paid by AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND, and AIM TAX-FREE INTERMEDIATE FUND (the "Tax-Exempt Funds") which are exempt from federal tax. Dividends paid by a fund (other than capital gain distributions) may qualify for the federal 70% dividends received deduction for corporate shareholders to the extent of the qualifying dividends received by the fund on domestic common or preferred stock. It is not likely that dividends received from AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR REAL ESTATE FUND, AIM ASIAN GROWTH FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM LIMITED MATURITY TREASURY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND or AIM TAX-FREE INTERMEDIATE FUND will qualify for this dividends received deduction. Shortly after the end of each year, shareholders will receive information regarding the amount and federal income tax treatment of all distributions paid during the year. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders as though received on December 31 of that year if paid to shareholders during January of the following calendar year. No gain or loss will be recognized by shareholders upon the automatic conversion of Class B shares of a Multiple Class Fund into Class A shares of such Fund. With respect to tax-exempt shareholders, distributions from the Funds will not be subject to federal income taxation to the extent permitted under the applicable tax-exemption.

  For each redemption of a fund's shares by a non-exempt shareholder, the fund or the securities dealer effecting the transaction is required to file an information return with the IRS.

  TO AVOID BEING SUBJECT TO FEDERAL INCOME TAX WITHHOLDING AT THE RATE OF 31% ON DIVIDENDS, DISTRIBUTIONS AND REDEMPTION PAYMENTS, SHAREHOLDERS OF A FUND MUST FURNISH THE FUND WITH THEIR TAXPAYER IDENTIFICATION NUMBER AND CERTIFY UNDER PENALTIES OF PERJURY THAT THE NUMBER PROVIDED IS CORRECT AND THAT THEY ARE NOT SUBJECT TO BACKUP WITHHOLDING FOR ANY REASON.

  Under existing provisions of the Code, nonresident alien individuals, foreign partnerships and foreign corporations may be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions (other than exempt-interest dividends and capital gain dividends) and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

  DISTRIBUTIONS MAY BE SUBJECT TO TREATMENT UNDER FOREIGN, STATE OR LOCAL TAX LAWS THAT DIFFERS FROM THE FEDERAL INCOME TAX CONSEQUENCES DISCUSSED HEREIN. ADDITIONAL INFORMATION ABOUT TAXES IS SET FORTH IN THE STATEMENT OF ADDITIONAL INFORMATION.

  TAX-EXEMPT FUNDS -- SPECIAL TAX INFORMATION. Shareholders will not be required to include the "exempt-interest" portion of dividends paid by the Tax-Exempt Funds in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, exempt-interest dividends from the Tax-Exempt Funds may be subject to state income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of the shareholder, and may have other collateral federal income tax consequences. The Tax-Exempt Funds may invest in Municipal Securities the interest on which will constitute an item of tax preference and which therefore could give rise to a federal alternative minimum tax liability for shareholders, and may invest up to 20% of their net assets in such securities and

                                                                       MCF-02/98
other taxable securities. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the Statements of Additional Information applicable to the Tax-Exempt Funds.

  The Tax-Exempt Funds may pay dividends to shareholders which are taxable, but will endeavor to avoid investments which would result in taxable dividends. The percentage of dividends which constitute exempt-interest dividends, and the percentage thereof (if any) which constitute an item of tax preference, will be determined annually. This percentage may differ from the actual percentages for any particular day.

  To the extent that dividends are derived from taxable investments or net realized short-term capital gains, they will constitute ordinary income for federal income tax purposes, whether received in cash or additional shares. Distributions of net long-term capital gains will be taxable as long-term capital gains, whether received in cash or additional shares, and regardless of the length of time a particular shareholder may have held his shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on Municipal Securities. If such a proposal were enacted, the ability of the Tax-Exempt Funds to pay exempt-interest dividends might be adversely affected.

  AIM INTERMEDIATE GOVERNMENT FUND and AIM LIMITED MATURITY TREASURY
FUND -- SPECIAL TAX INFORMATION. Certain states exempt from state income taxes dividends paid by mutual funds out of interest on U.S. Treasury and certain other U.S. government obligations, and investors should consult with their own tax advisors concerning the availability of such exemption.

  AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ASIAN GROWTH FUND, AIM EUROPEAN DEVELOPMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND AND AIM GLOBAL UTILITIES FUND -- SPECIAL TAX INFORMATION. For taxable years in which it is eligible to do so, each of these funds may elect to pass through to shareholders credits for foreign taxes paid. If the fund makes such an election, a shareholder who receives a distribution (1) will be required to include in gross income his proportionate share of foreign taxes allocable to the distribution and (2) may claim a credit or deduction for such share for his taxable year in which the distribution is received, subject to the general limitations imposed on the allowance of foreign tax credits and deductions. Shareholders should also note that certain gains or losses attributable to fluctuations in exchange rates or foreign currency forward contracts may increase or decrease the amount of income of the fund available for distribution to shareholders, and should note that if such losses exceed other income during a taxable year, the fund would not be able to pay ordinary income dividends.

--------------------------------------------------------------------------------

GENERAL INFORMATION

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the portfolio securities and cash of the AIM Funds other than AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM LIMITED MATURITY TREASURY FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND and AIM TAX-FREE INTERMEDIATE FUND, for which The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, serves as custodian. Chase Bank of Texas, N.A., P.O. Box 2558, Houston, Texas 77252-8084, serves as
Sub-Custodian for retail purchases of the AIM Funds.

  A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, a wholly owned subsidiary of AIM, serves as each AIM Fund's transfer agent and dividend payment agent.

  LEGAL COUNSEL. The law firm of Ballard Spahr Andrews & Ingersoll, LLP, Philadelphia, Pennsylvania, serves as counsel to the AIM Funds and passes upon legal matters.

  SHAREHOLDER INQUIRIES. Shareholder inquiries concerning their accounts should be directed to an A I M Fund Services, Inc. Client Services Representative by calling (800) 959-4246. The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

  YEAR 2000 COMPLIANCE PROJECT. In providing services to the AIM Funds, AIM Management and its subsidiaries rely on both internal software systems as well as external software systems provided by third parties. Many software systems in use today are unable to distinguish between the year 2000 from the year 1900. This defect if not cured will likely adversely affect the services that AIM Management, its subsidiaries and other service providers provide the AIM Funds and their shareholders.

  To address this issue, AIM Management and its subsidiaries, together with independent technology consultants, are undertaking a comprehensive Year 2000 Compliance Project (the "Project"). The Project consists of three phases, namely
(i) inventorying every software application in use at AIM Management and its subsidiaries, as well as remote, third party software systems on which AIM Management and its subsidiaries rely, (ii) identifying those applications that may not function properly after December 31, 1999, and (iii) correcting and subsequently testing those applications that may not function properly after December 31, 1999. Phases (i) and (ii) are complete and phase (iii) has commenced. The Project is scheduled to be completed during the fourth quarter of 1998. Software applications acquired by AIM Management and its subsidiaries after completion of the Project will be reviewed to confirm Year 2000 compliance upon installation.
                                                                       MCF-02/98
                                      A-20

  OTHER INFORMATION. This Prospectus sets forth basic information that investors should know about the fund(s) named on the cover page prior to investing. Recipients of this Prospectus will be provided with a copy of the annual report of the fund(s) to which this Prospectus relates, upon request and without charge. If several members of a household own shares of the same fund, only one annual or semi-annual report will be mailed to that address. To receive additional copies, please call (800) 347-4246, or write to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739. A Statement of Additional Information has been filed with the SEC and is available upon request and without charge, by writing or calling AIM Distributors. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from this Prospectus, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                                                                       MCF-02/98

                            APPLICATION INSTRUCTIONS

  SOCIAL SECURITY OR TAXPAYER ID NUMBER. Investors should make sure that the social security number or taxpayer identification number (TIN) which appears in
Section 1 of the Application complies with the following guidelines:
--------------------------------------------------------------------------------

                                   GIVE SOCIAL SECURITY                                           GIVE TAXPAYER I.D.
        ACCOUNT TYPE                    NUMBER OF:                     ACCOUNT TYPE                   NUMBER OF:
      Individual              Individual                       Trust, Estate, Pension        Trust, Estate, Pension
                                                               Plan Trust                    Plan Trust and not
                                                                                             personal TIN of fiduciary

      Joint Individual        First individual listed in the
                              "Account Registration" portion
                              of the Application

      Unif. Gifts to          Minor                            Corporation, Partnership,     Corporation, Partnership,
      Minors/Unif.                                             Other Organization            Other Organization
      Transfers to Minors

      Legal Guardian          Ward, Minor or
                              Incompetent

      Sole Proprietor         Owner of Business                Broker/Nominee                Broker/Nominee

--------------------------------------------------------------------------------

  Applications without a certified TIN will not be accepted unless the applicant is a nonresident alien, foreign corporation or foreign partnership and has attached a completed IRS Form W-8.

  BACKUP WITHHOLDING. Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a TIN and a certification that he is not subject to backup withholding.

  An investor is subject to backup withholding if:

  (1) the investor fails to furnish a correct TIN to the Fund, or

  (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

  (3) the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

  (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

  (5) the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

  Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

  Certain payees and payments are exempt from backup withholding and information reporting and such entities should check the box "Exempt from Backup Withholding" on the Application. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

- a corporation
- an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)
- the United States or any of its agencies or instrumentalities
- a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
- a foreign government or any of its political subdivisions, agencies or instrumentalities
- an international organization or any of its agencies or instrumentalities
- a foreign central bank of issue
- a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
- a futures commission merchant registered with the Commodity Futures Trading Commission
- a real estate investment trust
- an entity registered at all times during the tax year under the Investment Company Act of 1940
- a common trust fund operated by a bank under Section 584(a)
- a financial institution
- a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List
- a trust exempt from tax under Section 664 or described in Section 4947

  Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.
NOTE: Section references are to sections of the Code.

  IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

                                                                   MCF-02/98

  NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to appropriate withholding as described in the Prospectus under "Dividends, Distributions and Tax Matters."

  SPECIAL INFORMATION REGARDING TELEPHONE EXCHANGE PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "Exchange Privilege -- Exchanges by Mail").

  SPECIAL INFORMATION REGARDING TELEPHONE REDEMPTION PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "How to Redeem
Shares -- Redemptions by Mail").

                                                                   MCF-02/98

[AIM LOGO APPEARS HERE]      THE AIM FAMILY OF FUNDS--Registered Trademark--

Investment Advisor
A I M Advisors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173

Principal Underwriter
A I M Distributors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173

Transfer Agent
A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Independent Accountants
KPMG Peat Marwick LLP
700 Louisiana
Houston, TX 77002

For more complete information about any other Fund in The AIM Family of Funds, including charges and expenses, please call (800) 347-4246 or write to A I M Distributors, Inc. and request a free prospectus. Please read the prospectus carefully before you invest or send money.

AGRO-PRO-1

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION



                                RETAIL CLASSES OF

                           AIM AGGRESSIVE GROWTH FUND

                               AIM BLUE CHIP FUND

                          AIM CAPITAL DEVELOPMENT FUND

                                AIM CHARTER FUND

                             AIM CONSTELLATION FUND

                               AIM WEINGARTEN FUND


                              (SERIES PORTFOLIOS OF
                             AIM EQUITY FUNDS, INC.)


                                11 GREENWAY PLAZA
                                    SUITE 100
                             HOUSTON, TX 77046-1173
                                 (713) 626-1919

                                 ---------------

          THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS
                    AND IT SHOULD BE READ IN CONJUNCTION WITH
                     A PROSPECTUS OF THE ABOVE-NAMED FUNDS,
                 A COPY OF WHICH MAY BE OBTAINED FREE OF CHARGE
                      FROM AUTHORIZED DEALERS OR BY WRITING
                            A I M DISTRIBUTORS, INC.,
                      P.O. BOX 4739, HOUSTON, TX 77210-4739
                          OR BY CALLING (800) 347-4246.

                                 ---------------


           STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 27, 1998
             RELATING TO THE AIM AGGRESSIVE GROWTH FUND PROSPECTUS,
       THE AIM BLUE CHIP FUND PROSPECTUS, AND THE AIM CAPITAL DEVELOPMENT
            FUND PROSPECTUS EACH DATED FEBRUARY 27, 1998 AND TO THE
        AIM CHARTER FUND, AIM CONSTELLATION FUND AND AIM WEINGARTEN FUND
                       PROSPECTUS DATED FEBRUARY 27, 1998

                                TABLE OF CONTENTS

                                                                                                   PAGE
INTRODUCTION........................................................................................1

GENERAL INFORMATION ABOUT THE FUNDS.................................................................1
         The Company and Its Shares.................................................................1

PERFORMANCE.........................................................................................2
         Total Return Calculations..................................................................2
         Yield Quotations...........................................................................3
         Historical Portfolio Results...............................................................3

PORTFOLIO TRANSACTIONS AND BROKERAGE................................................................6
         General Brokerage Policy...................................................................6
         Allocation of Portfolio Transactions.......................................................7
         Section 28(e) Standards....................................................................7
         Transactions with Regular Brokers..........................................................8
         Brokerage Commissions Paid.................................................................8
         Portfolio Turnover.........................................................................9

INVESTMENT OBJECTIVES AND POLICIES..................................................................9
         Foreign Securities........................................................................10
         Foreign Exchange Transactions.............................................................11
         Rule 144A Securities......................................................................11
         Lending of Portfolio Securities...........................................................11
         Repurchase Agreements.....................................................................12
         Reverse Repurchase Agreements.............................................................12
         Special Situations........................................................................12
         Short Sales...............................................................................13
         Warrants .................................................................................13
         Options  .................................................................................13
         Combined Option Positions.................................................................14
         Futures Contracts.........................................................................14
                  Stock Index Futures Contracts....................................................15
                  Foreign Currency Futures Contracts...............................................15
         Options on Futures Contracts..............................................................15
         Risks as to Futures Contracts and Related Options.........................................16
         Securities Issued on a When-Issued or Delayed Delivery Basis..............................16
         Investment in Unseasoned Issuers..........................................................17

INVESTMENT RESTRICTIONS............................................................................17
         Blue Chip.................................................................................17
         Charter  .................................................................................18
         Weingarten................................................................................19
         Constellation.............................................................................19
         Aggressive Growth.........................................................................20
         Capital Development.......................................................................22

MANAGEMENT.........................................................................................22
         Directors and Officers....................................................................22
                  Remuneration of Directors........................................................26
                  AIM Funds Retirement Plan for Eligible Directors/Trustees........................27
                  Deferred Compensation Agreements.................................................28

         Investment Advisory, Administrative Services and Sub-Advisory Agreements..................29

 DISTRIBUTION PLANS................................................................................32
         The Class A and C Plan....................................................................32
         The Class B Plan..........................................................................33
         Both Plans................................................................................33

THE DISTRIBUTOR....................................................................................37

HOW TO PURCHASE AND REDEEM SHARES..................................................................39

NET ASSET VALUE DETERMINATION......................................................................40

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS...........................................................41
         Reinvestment of Dividends and Distributions...............................................41
         Tax Matters...............................................................................41
         Qualification as a Regulated Investment Company...........................................41
         Determination of Taxable Income of a Regulated Investment Company.........................42
         Excise Tax on Regulated Investment Companies..............................................42
         Fund Distributions........................................................................43
         Sale or Redemption of Shares..............................................................45
         Foreign Shareholders......................................................................45
         Effect of Future Legislation; Local Tax Considerations....................................46

MISCELLANEOUS INFORMATION..........................................................................46
         Shareholder Inquiries.....................................................................46
         Audit Reports.............................................................................46
         Legal Matters.............................................................................46
         Custodian and Transfer Agent..............................................................46
         Principal Holders of Securities...........................................................47
         Other Information.........................................................................53

APPENDIX ..........................................................................................54
         Description of Commercial Paper Ratings...................................................54
         Description of Corporate Bond Ratings.....................................................54

FINANCIAL STATEMENTS...............................................................................FS

                                  INTRODUCTION

         AIM Equity Funds, Inc. (the "Company") is a series mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information for AIM Charter Fund ("Charter"), AIM Weingarten Fund ("Weingarten") and AIM Constellation Fund ("Constellation") is included in a Prospectus dated February 27, 1998 (the "Prospectus"), which relates to the Retail Classes of the Funds (defined below). The information for the Retail Class of AIM Aggressive Growth Fund ("Aggressive Growth") is contained in a separate prospectus dated February 27, 1998. The information for the Retail Class of AIM Blue Chip Fund ("Blue Chip") is contained in a separate prospectus dated February 27, 1998. The information for the Retail Class of AIM Capital Development Fund ("Capital Development") is contained in a separate prospectus dated February 27, 1998. Additional copies of the Prospectuses and this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Funds' shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, TX 77210-4739 or by calling (800) 347-4246. Investors must receive a Prospectus before they invest.

         This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Prospectus; and, in order to avoid repetition, reference will be made to sections of the Prospectus. Additionally, the Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges described under its rules and regulations.


                       GENERAL INFORMATION ABOUT THE FUNDS

THE COMPANY AND ITS SHARES

         The Company was organized in 1988 as a Maryland corporation, and is registered with the SEC as a diversified open-end series management investment company. The Company currently consists of six separate portfolios: Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation, and Weingarten (each a "Fund" and collectively, the "Funds"). Charter, Weingarten and Constellation each have four separate classes: Class A, Class B and Class C and an Institutional Class. Aggressive Growth has Class A shares only. Blue Chip and Capital Development each have three classes of shares: Class A, Class B and Class C shares. Class A shares (sold with a front-end sales charge) and Class B and Class C shares (each sold with a contingent deferred sales charge) of the Funds are also referred to as the Retail Classes. Prior to October 15, 1993, Aggressive Growth was a portfolio of AIM Funds Group ("AFG"), a Massachusetts business trust. Pursuant to an Agreement and Plan of Reorganization between AFG and the Company, Aggressive Growth was redomesticated as a portfolio of the Company. All historical financial and other information contained in this Statement of Additional Information for periods prior to October 15, 1993, relating to Aggressive Growth is that of AFG's Aggressive Growth. Blue Chip acquired the investment portfolio of Baird Blue Chip Fund, Inc. (the "BBC Fund"), a registered management investment company, on June 3, 1996, in a corporate reorganization. All historical financial information contained in this Statement of Additional Information for periods prior to June 3, 1996, relating to Blue Chip is that of the BBC Fund. Capital Development acquired substantially all of the assets of Baird Capital Development Fund, Inc., a registered management investment company, on August 12, 1996 in a corporate reorganization.

         This Statement of Additional Information relates solely to the Retail Classes of the Funds.

         The term "majority of the outstanding shares" of the Company, of a particular Fund or of a particular class of a Fund means, respectively, the vote of the lesser of (a) 67% or more of the shares of the Company, such Fund or such class present at a meeting of the Company's shareholders, if the holders of more than 50% of the outstanding shares of the Company, such Fund or such class are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Company, such Fund or such class.

         Shares of the Retail Class and the Institutional Class of each Fund have equal rights and privileges. Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Company's Board of Directors with respect to the class of such Fund and, upon liquidation of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of outstanding liabilities of the Fund allocable to such class. Fund shares are fully paid, non-assessable and fully transferable when issued and have no preemptive rights and have such conversion and exchange rights as set forth in the Prospectus and this Statement of Additional Information. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

         Shareholders of the Funds do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of all Funds voting together for election of directors may elect all of the members of the Board of Directors of the Company. In such event, the remaining holders cannot elect any directors of the Company.


                                   PERFORMANCE

TOTAL RETURN CALCULATIONS

         Total returns quoted in advertising reflect all aspects of the applicable Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in such Fund's net asset value per share over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical investment in a particular Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual returns do not represent the actual year-to-year performance of such Fund.

         In addition to average annual returns, the Retail Class of each Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration. Total returns may be quoted with or without taking the applicable Fund's maximum applicable Class A front-end sales charge or Class B or Class C contingent deferred sales charge into account. Excluding sales charges from a total return calculation produces a higher total return figure.

YIELD QUOTATIONS

         The standard formula for calculating yield, as described in the Prospectus, is as follows:
                                                    6
                       YIELD = 2[((a-b)/(c x d) + 1) -1]

Where    a = dividends and interest earned during a stated 30-day period.
             For purposes of this calculation, dividends are accrued rather than recorded on the ex-dividend date. Interest earned under this formula must generally be calculated based on the yield to maturity of each obligation (or, if more appropriate, based on yield to call date).
         b = expense accrued during period (net of reimbursement).
         c = the average daily number of shares outstanding during the period.
         d = the maximum offering price per share on the last day of the period.

HISTORICAL PORTFOLIO RESULTS

         Total returns for Class A shares of Blue Chip, Capital Development, Charter, Weingarten, Aggressive Growth and Constellation for the one, five, ten, fifteen and twenty (or since inception, if shorter) periods ended October 31, 1997 (which include the maximum sales charge of 5.50% and reinvestment of all dividends and distributions), were as follows:


                                                        CLASS A AVERAGE ANNUAL RETURNS

                                           ONE        FIVE          TEN      FIFTEEN     TWENTY       SINCE
                                          YEAR        YEARS        YEARS      YEARS       YEARS    INCEPTION*
                                          ----        -----        -----      -----       -----    ----------
BLUE CHIP                                22.54%      16.74%       14.97%       N/A         N/A       13.20%
CAPITAL DEVELOPMENT                      24.11%        N/A          N/A        N/A         N/A       26.25%
CHARTER                                  21.52%      15.45%       15.78%     15.18%      17.57%      13.92%
WEINGARTEN                               19.83%      14.21%       15.97%     17.16%      20.04%      15.00%
CONSTELLATION                            12.34%      18.17%       20.75%     18.59%      20.78%      18.65%
AGGRESSIVE GROWTH                        10.91%      26.44%       22.36%       N/A         N/A       16.65%

                                                               CLASS A CUMULATIVE RETURNS

                                           ONE        FIVE          TEN      FIFTEEN     TWENTY       SINCE
                                          YEAR        YEARS        YEARS      YEARS       YEARS    INCEPTION*
                                          ----        -----        -----      -----       -----    ----------
BLUE CHIP                                22.54%      116.87%      303.67%      N/A         N/A       278.61%
CAPITAL DEVELOPMENT                      24.11%        N/A          N/A        N/A         N/A        37.71%
CHARTER                                  21.52%      105.14%      332.92%    732.52%    2448.46%    4244.21%
WEINGARTEN                               19.83%      94.35%       340.19%    975.94%    3759.64%    5177.71%
CONSTELLATION                            12.34%      130.43%      559.22%   1189.89%    4263.54%    3857.33%
AGGRESSIVE GROWTH                        10.91%      223.16%      652.46%      N/A         N/A       699.53%

* The inception dates for the Class A shares of the Funds are February 4, 1987, June 17, 1996, November 26, 1968, June 17, 1969, April 30, 1976
         and May 1, 1984, respectively.

         Blue Chip acquired the investment portfolio of the BBC Fund on June 3, 1996. The performance data set forth above for Blue Chip includes performance data of the BBC Fund for periods prior to June 3, 1996. The performance data is not necessarily indicative of the future performance of Blue Chip.

         During the 10-year period ended October 31, 1997, a hypothetical $1,000 investment at the beginning of such period in Class A shares of Charter, Weingarten, Constellation and Aggressive Growth would have been worth $4,329, $4,402, $6,592 and $7,525, respectively, assuming all distributions were reinvested.

         During the 15-year period ended October 31, 1997, a hypothetical $1,000 investment at the beginning of such period in Class A shares of Charter, Weingarten and Constellation would have been worth $8,325, $10,759 and $12,899, respectively, assuming all dividends were reinvested.

         During the 20-year period ended October 31, 1997 a hypothetical $1,000 investment at the beginning of such period in Class A shares of Charter, Constellation and Weingarten would have been worth $25,485, $43,635 and $38,596, respectively, assuming all distributions were reinvested. This was a period of widely fluctuating stock and bond prices and interest rates, and should not necessarily be considered a representation of the income or capital gain or loss that may be realized from an investment in any of the Funds today.

         Charter and Weingarten's total returns for Class B shares for the period ended October 31, 1997 and the period June 26, 1995 (inception date for Class B shares of Charter and Weingarten) through October 31, 1997 (which include the maximum contingent deferred sales charge of 5% and reinvestment of all dividends and distributions), and Blue Chip and Capital Development's total returns for Class B shares for the period ended October 31, 1997 and the period October 1, 1996 (inception date for Class B shares) through October 31, 1997 (which include the maximum contingent deferred sales charge of 5% and reinvestment of all dividends and distributions) were as follows:

                         CLASS B AVERAGE ANNUAL RETURNS

                                                                              Since
                                                        One Year           Inception*
                                                        --------           ----------
                  BLUE CHIP                              23.81%              23.82%
                  CAPITAL DEVELOPMENT                    25.51%              21.46%
                  CHARTER                                22.54%              21.30%
                  WEINGARTEN                             20.78%              20.06%


                           CLASS B CUMULATIVE RETURNS

                                                                              Since
                                                        One Year           Inception*
                                                        --------           ----------
                  BLUE CHIP                              23.81%              26.02%
                  CAPITAL DEVELOPMENT                    25.51%              23.42%
                  CHARTER                                22.54%              57.35%
                  WEINGARTEN                             20.78%              53.61%

* The inception dates for the Class B shares of the Funds are October 1, 1996, October 1, 1996, June 26, 1995 and June 26, 1995, respectively.

         Total returns are not available for Class B shares of Constellation as the effective date of the Class B shares was November 3, 1997.

         Total returns for Class C shares of Blue Chip, Capital Development, Charter, Constellation and Weingarten, for the period August 2, 1997 (inception date for Class C shares) through October 31, 1997 were as follows:

                         CLASS C AVERAGE ANNUAL RETURNS

                                                                              Since
                                                        One Year           Inception*
                                                        --------           ----------
                  BLUE CHIP                                N/A               (4.03)%
                  CAPITAL DEVELOPMENT                      N/A                6.20%
                  CHARTER                                  N/A               (4.20)%
                  CONSTELLATION                            N/A               (4.72)%
                  WEINGARTEN                               N/A               (3.12)%

                           CLASS C CUMULATIVE RETURNS

                                                                              Since
                                                        One Year           Inception*
                                                        --------           ----------
                  BLUE CHIP                                N/A               (4.03)%
                  CAPITAL DEVELOPMENT                      N/A                6.20%
                  CHARTER                                  N/A               (4.20)%
                  CONSTELLATION                            N/A               (4.72)%
                  WEINGARTEN                               N/A               (3.12)%

         * The inception date for the Class C shares of the Funds is August 4, 1997.

         Each Fund's performance may be compared in advertising to the performance of other mutual funds in general, or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Analytical Services, Inc. and other independent services which monitor the performance of mutual funds. The Funds may also advertise mutual fund performance rankings which have been assigned to each respective Fund by such monitoring services.

         Each Fund's performance may also be compared in advertising and other materials to the performance of comparative benchmarks such as the Consumer Price Index ("CPI"), the Standard & Poor's 500 Stock Index, and fixed-price investments such as bank certificates of deposit and/or savings accounts.

         The CPI, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services. Standard & Poor's 500 Stock Index is a group of unmanaged securities widely regarded by investors as representative of the stock market in general. Comparisons assume the reinvestment of dividends. Fixed Price Investments, such as bank certificates of deposits and savings accounts, are generally backed by federal agencies for up to $100,000. Class A shares of Charter, Weingarten and Constellation are not insured and their value will vary with market conditions.

         In addition, each Fund's long-term performance may be described in advertising in relation to historical, political and/or economic events. For instance, Charter's Class A shares performance since its inception has been accomplished through various years in which there have been recessions, a presidential assassination attempt, a 20% prime rate, an 13% annual inflation rate, and significant stock market declines. The performance of Class A shares of Weingarten, Aggressive Growth and Constellation has been achieved through years in which similar events occurred.

         Each Fund's advertising may from time to time include discussions of general economic conditions and interest rates. Each Fund's advertising may also include references to the use of the Fund as part of an individual's overall retirement investment program.

         From time to time, Fund sales literature and/or advertisements may disclose (i) top holdings included in the Fund's portfolio, (ii) certain selling group members, and/or (iii) certain institutional shareholders.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. These topics include, but are not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.



                      PORTFOLIO TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

         A I M Advisors, Inc. ("AIM") makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions, and where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Section 28(e) Standards" below.

         Some of the securities in which the Funds invest are traded in over-the-counter markets. In such transactions, a Fund deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Portfolio transactions placed through dealers who are primary market makers are effected at net prices without commissions, but which include compensation in the form of a mark up or mark down.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

         AIM will seek, whenever possible, to recapture for the benefit of a Fund any commissions, fees, brokerage or similar payments paid by the Fund on portfolio transactions. Normally, the only fees which AIM can recapture are the soliciting dealer fees on the tender of a Fund's portfolio securities in a tender or exchange offer.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of a Fund, provided the conditions of an exemptive order received by the Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund provided the Funds follow procedures adopted by the Board of Directors/Trustees of the various AIM Funds, including the Company. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage several other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment.

SECTION 28(e) STANDARDS

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Company's directors with respect to the performance, investment activities, and fees and expenses of other mutual funds. Brokerdealers may communicate such information electronically, orally or in written form. Research services may also include the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds.

However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

TRANSACTIONS WITH REGULAR BROKERS

         As of October 31, 1997, Blue Chip. Charter and Weingarten held an amount of common stock issued by Merrill Lynch & Co. having a market value of $7,776,875, $47,337,500 and $13,764,100, respectively, and common stock issued by Morgan Stanley, Dean Witter, Discover & Co. having a market value of $8,575,000, $63,700,000 and $14,404,125, respectively.

BROKERAGE COMMISSIONS PAID

         For the fiscal years ended October 31, 1997, 1996 and 1995, Charter paid brokerage commissions of $12,073,633, $9,213,125 and $14,960,600, respectively. For the fiscal year ended October 31, 1997, AIM allocated certain of Charter's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $756,761,085 and the related brokerage commissions were $692,584.

         For the fiscal years ended October 31, 1997, 1996 and 1995, Weingarten paid brokerage commissions of $17,413,682, $21,795,437 and $21,766,760, respectively. For the fiscal year ended October 31, 1997, AIM allocated certain of Weingarten's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $1,134,767,539 and the related brokerage commissions were $1,144,152.

         For the fiscal years ended October 31, 1997, 1996 and 1995, Constellation paid brokerage commissions of $16,928,988, $13,032,299 and $15,359,510, respectively. For the fiscal year ended October 31, 1997 AIM allocated certain of Constellation's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $1,340,675,363 and the related brokerage commissions were $1,611,545.

         For the fiscal years ended October 31, 1997, 1996 and 1995, Aggressive Growth paid brokerage commissions of $4,026,523, $3,244,570 and $9,917,185, respectively. For the fiscal year ended October 31, 1997, AIM allocated certain of Aggressive Growth's brokerage transactions to certain broker-dealers that provided AIM with certain research, statistical and other information. Such transactions amounted to $325,627,524 and the related brokerage commissions were $542,531.

         For the fiscal years ended October 31, 1997, the fiscal period 1996 and September 30, 1996, Blue Chip paid brokerage commissions of $858,396, $121,246 and $39,153, respectively. For the fiscal year ended October 31, 1997, AIM allocated certain of Blue Chip's brokerage transactions to certain broker-dealers that provide AIM with certain research, statistical and other information. Such transactions amounted to $34,748,160 and the related brokerage commissions were $32,887.

         Brokerage commissions paid by the BBC Fund during the fiscal year ended September 30, 1995, to brokers, other than its investment adviser Robert W. Baird & Co. Incorporated ("Baird"), totaled $45,867. All of such brokers provided research services to Baird. During such year, the BBC Fund did not pay brokerage commissions to Baird.

         For the fiscal years ended October 31, 1997 and the fiscal period 1996, Capital Development paid brokerage commissions of $628,188 and $219,931. For the fiscal year ended October 31, 1997, AIM allocated certain of Capital Development's brokerage transactions to certain broker-dealers that provide AIM with certain research, statistical and other information. Such transactions amounted to $28,747,604 and the related brokerage commissions were $61,112.

PORTFOLIO TURNOVER

         The portfolio turnover rate of Aggressive Growth, Capital Development, Charter, Constellation, Weingarten and Blue Chip is shown under "Financial Highlights" in the applicable Prospectus. Higher portfolio turnover increases transaction costs to the Fund.


                       INVESTMENT OBJECTIVES AND POLICIES

         The following discussion of investment policies supplements the discussion of the investment objectives and policies set forth in the Prospectus under the heading "Investment Program(s)."

         Each of the Funds may invest, for temporary or defensive purposes, all or substantially all of their assets in investment grade (high quality) corporate bonds, commercial paper, or U.S. Government obligations. In addition, a portion of each Fund's assets may be held, from time to time, in cash, repurchase agreements or other short-term debt securities when such positions are deemed advisable in light of economic or market conditions. For a description of the various rating categories of corporate bonds and commercial paper in which the Funds may invest, see the Appendix to this Statement of Additional Information.

         COMMON STOCKS -- The Funds will invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stocks are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCKS -- The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

         CONVERTIBLE SECURITIES -- The Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. Although each Fund will only purchase convertible securities that AIM considers to have adequate protection parameters, including an adequate capacity to pay interest and repay principal in a timely manner, it invests without regard to corporate bond ratings. Capital Development does not intend to invest more than 5% of its net assets in convertible securities.

         CORPORATE DEBT SECURITIES -- The Funds may invest in corporate debt securities. Corporations issue debt securities of various types, including bonds and debentures (which are long-term), notes (which may be short- or long-term), bankers acceptances (indirectly secured borrowings to facilitate commercial transactions) and commercial paper (short-term unsecured notes). These securities typically provide for periodic payments of interest, at a rate which may be fixed or adjustable, with payment of principal upon maturity and are generally not secured by assets of the issuer or otherwise guaranteed. The values of fixed rate income securities tend to vary inversely with changes in interest rates, with longer-term securities generally being more volatile than shorter-term securities. Corporate securities frequently are subject to call provisions that entitle the issuer to repurchase such securities at a predetermined price prior to their stated maturity. In the event that a security is called during a period of declining interest rates, the Fund may be required to reinvest the proceeds in securities having a lower yield. In addition, in the event that a security was purchased at a premium over the call price, a Fund will experience a capital loss if the security is called. Adjustable rate corporate debt securities may have interest rate caps and floors.

         Blue Chip will not invest in non-convertible corporate debt securities rated below investment grade by Standard and Poor's Ratings Services ("S&P") and Moody's Investors Service ("Moody's") or in unrated non-convertible corporate debt securities believed by the Fund's investment adviser to be below investment grade quality. Securities rated in the four highest long-term rating categories by S&P and Moody's are considered to be "investment grade." S&P's fourth highest long-term rating category is "BBB", with BBB being the lowest investment grade rating. Moody's fourth highest long-term rating category is "Baa", with Baa3 being the lowest investment grade rating. Publications of S&P indicate that it assigns securities to the "BBB" rating category when such securities are "regarded as having an adequate capacity to pay interest and repay principal. Such securities normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay," whereas securities rated AAA by S&P are regarded as having "capacity to pay interest and repay principal [that] is extremely strong." Publications of Moody's indicate that it assigns securities to the "Baa rating category when such securities are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well," whereas securities rated Aaa by Moody's "are judged to be of the best quality" and "carry the smallest degree of investment risk."

         U.S. GOVERNMENT SECURITIES -- The Funds may invest in securities issued or guaranteed by the United States government or its agencies or instrumentalities. These include Treasury securities (bills, notes, bonds and other debt securities) which differ only in their interest rates, maturities and times of issuance. U.S. Government agency and instrumentality securities include securities which are supported by the full faith and credit of the U.S., securities that are supported by the right of the agency to borrow from the U.S. Treasury, securities that are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality and securities that are supported only by the credit of such agencies. While the U.S. Government may provide financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. government, its' agencies and instrumentalities do not guarantee the market value of their securities and consequently the values of such securities fluctuate.

FOREIGN SECURITIES

         Each of Aggressive Growth, Blue Chip and Capital Development may invest up to 25% of its total assets in foreign securities. Each of Charter, Weingarten and Constellation may invest up to 20% of its total assets in foreign securities. For purposes of computing such limitation American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally,

ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. Investments by the Fund in securities of foreign corporations may involve considerations and risks that are different in certain respects from an investment in securities of U.S. companies. Such risks include possible imposition of withholding taxes on interest or dividends, possible adoption of foreign governmental restrictions on repatriation of income or capital invested, or other adverse political or economic developments. Additionally, it may be more difficult to enforce the rights of a security holder against a foreign corporation, and information about the operations of foreign corporations may be more difficult to obtain and evaluate.

FOREIGN EXCHANGE TRANSACTIONS

         Purchases and sales of foreign securities are usually made with foreign currencies, and consequently the Funds may from time to time hold cash balances in the form of foreign currencies and multinational currency units. Such foreign currencies and multinational currency units will usually be acquired on a spot (i.e. cash) basis at the spot rate prevailing in foreign exchange markets and will result in currency conversion costs to the Funds. The Funds attempt to purchase and sell foreign currencies on as favorable a basis as practicable; however, some price spread on foreign exchange transactions (to cover service charges) may be incurred, particularly when the Funds change investments from one country to another, or when U.S. dollars are used to purchase foreign securities. Certain countries could adopt policies which would prevent the Funds from transferring cash out of such countries, and the Funds may be affected either favorably or unfavorably by fluctuations in relative exchange rates while the Funds hold foreign currencies.

RULE 144A SECURITIES

         The Funds may each purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). This Rule permits certain qualified institutional buyers, such as a Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Company's Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Fund's restriction of investing no more than 15% of its assets in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by AIM and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

LENDING OF PORTFOLIO SECURITIES

         For the purpose of realizing additional income, the Funds may each make secured loans of portfolio securities amounting to not more than 33-1/3% of its total assets. None of the Funds currently intend to engage in this investment practice. Securities loans are made to banks, brokers and other financial institutions pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, U.S. Government securities, letters of credit or such other collateral as may be permitted under the Fund's investment program. While the securities are being lent, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the



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



investment of the collateral or a fee from the borrower. The Fund has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period of time which coincides with the normal settlement period for purchases and sales of such securities in such foreign markets. The Fund will not have the right to vote securities while they are being lent, but it will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Loans will only be made to persons deemed by AIM to be of good standing and will not be made unless, in the judgment of AIM, the consideration to be earned from such loans would justify the risk.

REPURCHASE AGREEMENTS

         The Funds may each enter into repurchase agreements. A repurchase agreement is an instrument under which a Fund acquires ownership of a debt security and the seller (usually a broker or bank) agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Fund may experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (b) a possible subnormal level of income and lack of access to income during this period; and
(c) expenses of enforcing its rights. A repurchase agreement is collateralized by the security acquired by the Fund and its value is marked to market daily in order to minimize the Fund's risk. Repurchase agreements usually are for short periods, such as one or two days, but may be entered into for longer periods of time.

         Charter may enter into repurchase agreements (at any time, up to 50% of its net assets), using only U.S. Government securities, for the sole purpose of increasing its yield on idle cash. Charter will not invest in a repurchase agreement of more than seven days' duration if, as a result of that investment, the amount of repurchase agreements of more than seven days' duration would exceed 15% of the assets of Charter.

REVERSE REPURCHASE AGREEMENTS

         Consistent with Charter's policy on borrowings, Charter may invest in reverse repurchase agreements with banks, which involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. The Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, the Fund will segregate liquid securities having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered borrowings by the Fund under the 1940 Act.

SPECIAL SITUATIONS

         Although Constellation does not currently intend to do so, it may invest in "special situations." A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

SHORT SALES

         Although Blue Chip, Weingarten, Constellation and Aggressive Growth do not currently intend to do so, they and Capital Development may each enter into short sales transactions. None of Blue Chip, Weingarten, Constellation, Aggressive Growth or Capital Development will make short sales of securities nor maintain a short position unless at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by each of Blue Chip, Weingarten, Constellation, Aggressive Growth and Capital Development for the purpose of deferring recognition of gain or loss for federal income tax purposes. In no event may more than 10% of the value of the respective Fund's net assets (10% of the value of total assets of Aggressive Growth) be deposited or pledged as collateral for such sales at any time.

WARRANTS

         The Funds may, from time to time, invest in warrants. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of a warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

OPTIONS

         Each of the Funds is authorized to write (sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to such options. A call option is "covered" if the Fund owns or has the right to acquire the underlying security subject to the call. Writing a call option obligates a Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

         Charter, Capital Development, Blue Chip and Weingarten may purchase put options. A put purchased by the Fund constitutes a hedge against a decline in the price of a security owned by the Fund. It may be sold at a profit or loss depending upon changes in the price of the underlying security. It may be exercised at a profit provided that the amount of the decline in the price of the underlying security below the exercise price during the option period exceeds the option premium, or it may expire without value. A call constitutes a hedge against an increase in the price of a security which the Fund has sold short, it may be sold at a profit or loss depending upon changes in the price of the underlying security, it may be exercised at a profit provided that the amount of the increase in the price of the underlying security over the exercise price during the option period exceeds the option premium, or it may expire without value. The maximum loss exposure involved in the purchase of an option is the cost of the option contract. Capital Development and Blue Chip may engage in strategies employing combinations of covered put and call options.

         The Funds do not intend to engage in such transactions for speculative purposes and will engage in such transactions only for hedging purposes.

COMBINED OPTION POSITIONS

         Each Fund, for hedging purposes, may purchase and write options in combination with each other to adjust the risk and return characteristics of the Fund's overall position. For example, the Fund may purchase a put option and write a covered call option on the same underlying instrument, in order to construct a combined position. This technique, called a "collar," enables the Fund to offset the cost of purchasing a put option with the premium received from writing the call option. However, by selling the call option, the Fund gives up the ability for potentially unlimited profit from the stock appreciation. Another possible combined position would involve writing a covered call option at one strike price and buying a call option at a higher price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

FUTURES CONTRACTS

         Each of the Funds may purchase and sell futures contracts in order to hedge the value of its portfolio against changes in market conditions. In cases of purchases of futures contracts, an amount of liquid assets, equal to the cost of the futures contracts (less any related margin deposits), will be segregated with the Funds' custodian to collateralize the position and ensure that the use of such futures contracts is unleveraged. Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with its custodian for the account of the broker a stated amount, as called for by the particular contract, of cash or U.S. Treasury bills. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker will be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment with respect to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, that position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Variation margin payments would be made in a similar fashion when a Fund has purchased an interest rate futures contract. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

         A description of the various types of futures contracts that may be utilized by the Funds is as follows:

Stock Index Futures Contracts

         A stock index assigns relative values to the common stocks included in the index and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar (or, in the case of Aggressive Growth or Capital Development, other currency) amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. Currently, stock index futures contracts can be purchased or sold primarily with respect to broad based stock indices such as the Standard & Poor's 500 Stock Index, the New York Stock Exchange Composite Index, the American Stock Exchange Major Market Index, the NASDAQ -- 100 Stock Index and the Value Line Stock Index. The stock indices listed above consist of a spectrum of stocks not limited to any one industry such as utility stocks. Utility stocks, at most, would be expected to comprise a minority of the stocks comprising the portfolio of the index. The Funds will only enter into stock index futures contracts in order to hedge the value of its portfolio against changes in market conditions. When a Fund anticipates a significant market or market sector advance, the purchase of a stock index futures contract affords a hedge against not participating in such advance. Conversely, in anticipation of or in a general market or market sector decline that adversely affects the market values of a Fund's portfolio of securities, the Fund may sell stock index futures contracts.

Foreign Currency Futures Contracts

         With respect to Aggressive Growth and Capital Development only, futures contracts may also be used to hedge the risk of changes in the exchange rate of foreign currencies.

OPTIONS ON FUTURES CONTRACTS

         Blue Chip, Aggressive Growth and Capital Development may purchase options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option on a futures contract is exercised on the last trading date prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

         Blue Chip, Aggressive Growth and Capital Development will purchase put options on futures contracts to hedge against the risk of falling prices for their respective portfolio securities. Blue Chip, Aggressive Growth and Capital Development will purchase call options on futures contracts as a hedge against a rise in the price of securities which it intends to purchase. Options on futures contracts may also be used to hedge the risks of changes in the exchange rate of foreign currencies. The purchase of a put option on a futures contract is similar to the purchase of protective put options on a portfolio security or a foreign currency. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or a foreign currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or underlying securities or currency.

RISKS AS TO FUTURES CONTRACTS AND RELATED OPTIONS

         There are several risks in connection with the use of futures contracts and related options as hedging devices. One risk arises because of the imperfect correlation between movements in the price of hedging instruments and movements in the price of the stock, debt security or foreign currency which are the subject of the hedge. If the price of a hedging instrument moves less than the price of the stock, debt security or foreign currency which is the subject of the hedge, the hedge will not be fully effective. If the price of a hedging instrument moves more than the price of the stock, debt security or foreign currency, a Fund will experience either a loss or gain on the hedging instrument which will not be completely offset by movements in the price of the stock, debt security or foreign currency which is the subject of the hedge. The use of options on futures contracts involves the additional risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.

         Successful use of hedging instruments by the Funds is also subject to AIM's ability to predict correctly movements in the direction of the stock market, of interest rates or of foreign exchange rates. Because of possible price distortions in the futures and options markets and because of the imperfect correlation between movements in the prices of hedging instruments and the investments being hedged, even a correct forecast by AIM of general market trends may not result in a completely successful hedging transaction.

         It is also possible that where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of stocks or debt securities held in its portfolio may decline. If this occurred, a Fund would lose money on the futures contracts and also experience a decline in the value of its portfolio securities. Similar risks exist with respect to foreign currency hedges.

         Positions in futures contracts or options may be closed out only on an exchange on which such contracts are traded. Although the Funds intend to purchase or sell futures contracts or, in the case of Blue Chip, Aggressive Growth and Capital Development, purchase options only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or a board of trade will exist for any particular contract at any particular time. If there is not a liquid market, it may not be possible to close a futures position or purchase an option at such time. In the event of adverse price movements under those circumstances, the Fund would continue to be required to make daily cash payments of maintenance margin on its futures positions. The extent to which a Fund may engage in futures contracts or, in the case of Blue Chip, Aggressive Growth and Capital Development, related options, will be limited by Internal Revenue Code requirements for qualification as a regulated investment company and a Fund's intent to continue to qualify as such. The result of a hedging program cannot be foreseen and may cause a Fund to suffer losses which it would not otherwise sustain.

SECURITIES ISSUED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

         Investment in securities on a when-issued or delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a when-issued or delayed delivery commitment. In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous. A Fund will employ techniques designed to reduce such risks. If a Fund purchases a when-issued security, the Fund's custodian bank will segregate cash or other liquid assets in an amount equal to the when-issued commitment. If the market value of such assets declines, additional cash or securities will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. To the extent cash and securities are segregated, they will not be available for new investments or to meet redemptions. Securities purchased on a delayed delivery basis may require a similar segregation of cash or other liquid assets.

INVESTMENT IN UNSEASONED ISSUERS

         Charter may purchase securities in unseasoned issuers. Securities in such issuers may provide opportunities for long term capital growth. Greater risks are associated with investments in securities of unseasoned issuers than in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

                             INVESTMENT RESTRICTIONS

         The following fundamental policies and investment restrictions have been adopted by each Fund as indicated and, except as noted, such policies cannot be changed without the approval of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

BLUE CHIP

         Blue Chip may not:

                  (a) issue bonds, debentures or senior equity securities;

                  (b) concentrate its investments; that is, invest 25% or more of the value of its assets in issuers which conduct their business operations in the same industry;

                  (c) invest in real estate, except that this restriction does not preclude investments in real estate investment trusts;

                  (d) write, purchase, or sell puts, calls, straddles, spreads or combinations thereof (other than covered put and call options), or sell securities short (except against the box collateralized by not more than 10% of its net assets) or deal in commodities;

                  (e) make loans, except that the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, or purchasing short-term obligations, is not considered to be a loan for purposes of this restriction, provided that the Fund may lend its portfolio securities provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

                  (f) purchase securities on margin, except that the Fund may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities;

                  (g) borrow money or pledge its assets except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks (including the Fund's custodian bank) amounts of up to 10% of the value of its total assets, and may pledge amounts of up to 20% of its total assets to secure such borrowings; or

                  (h) act as an underwriter of securities of other issuers.

         In addition, Blue Chip may not (a) with respect to 75% of the Fund's total assets, invest more than 5% of the total assets of the Fund (valued at market) in securities of any one issuer (other than obligations of the U.S. Government and its instrumentalities) or purchase more than 10% of the outstanding securities of any one issuer or more than 10% of any class of securities of an issuer; (b) deal in forward contracts; or (c) purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets. These additional restrictions are not fundamental, and may be changed by the Board of Directors of the Company without shareholder approval.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction.

CHARTER

         Charter may not:

         (a) purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government) if, immediately after and as a result of such purchase, (i) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (ii) the Fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuers, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

         (b) concentrate its investments; that is, invest 25% or more of the value of its assets in any particular industry;

         (c) purchase or sell real estate or other interests in real estate (except that this restriction does not preclude investments in marketable securities of companies engaged in real estate activities);

         (d) buy or sell physical commodities or physical commodity contracts, including physical commodities futures contracts, or deal in oil, gas, or other mineral exploration or development programs;

         (e) make loans (except that the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, or entering into a repurchase agreement, is not considered to be a loan for purposes of this restriction), provided that the Fund may lend its portfolio securities provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

         (f) purchase securities on margin or sell short;

         (g) borrow money or pledge its assets except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks (including the Fund's custodian bank) amounts of up to 10% of the value of its total assets, and may pledge amounts of up to 20% of its total assets to secure such borrowings;

         (h) invest in companies for the purpose of exercising control or management, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

         (i) act as an underwriter of securities of other issuers;

         (j) purchase from or sell to any officer, director or employee of the Fund, or its advisors or distributor, or to any of their officers or directors, any securities other than shares of the capital stock of Charter; or

         (k) purchase or retain the securities of any issuer if those officers and directors of the Company, its advisors or distributor owning individually more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer.

         In addition, Charter may not (a) write covered call options in excess of 25% of the value of the Fund's net assets, (b) purchase put options in excess of 25% of the value of the Fund's net assets, (c) engage in the writing and sale of put options and the writing, sale or purchase of uncovered call options, straddles, spreads or combinations thereof, (d) issue senior securities, except to the extent permitted by applicable law or exemptive order, or (e) purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets. These restrictions are not fundamental and may be changed by the Board of Directors of the Company without shareholder approval.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction.

WEINGARTEN

         Weingarten may not:

         (a) issue bonds, debentures or senior equity securities;

         (b) underwrite securities of other companies or purchase restricted securities ("letter stock");

         (c) invest in real estate, except that the Fund may purchase securities of real estate investment trusts;

         (d) lend money, except in connection with the acquisition of a portion of an issue of publicly distributed bonds, debentures or other corporate or governmental obligations, provided that the Fund may lend its portfolio securities provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

         (e) purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

         (f) purchase shares in order to control management of a company, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

         (g) buy or sell physical commodities or physical commodity contracts, including physical commodities futures contracts;

         (h) invest 25% or more of the value of its total assets in securities of issuers all of which conduct their principal business activities in the same industry; or

         (i) borrow money or pledge its assets, except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks (including the Fund's custodian bank) amounts of up to 10% of the value of its total assets, and may pledge amounts of up to 20% of its total assets to secure such borrowings.

         In addition, Weingarten may not (a) invest more than 5% of the total assets of the Fund (valued at market) in securities of any one issuer (other than obligations of the U.S. Government and its instrumentalities); (b) purchase more than 10% of the outstanding securities of any one issuer or more than 10% of any class of securities of an issuer; (c) deal in forward contracts; (d) write covered call options in excess of 25% of the value of the Fund's net assets; (e) purchase put options in excess of 25% of the value of the Fund's net assets; (f) engage in the writing and sale of put options and the writing, sale or purchase of uncovered call options, straddles, spreads or combinations thereof; or (g) purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets. These additional restrictions are not fundamental, and may be changed by the Board of Directors of the Company without shareholder approval.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction.

CONSTELLATION

         Constellation may not:

         (a) invest for the purpose of exercising control over or management of any company, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

         (b) engage in the underwriting of securities of other issuers;

         (c) purchase and sell real estate or commodities or commodity contracts;

         (d) make loans, except by the purchase of a portion of an issue of publicly distributed bonds, debentures or other obligations, provided that the Fund may lend its portfolio securities provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

         (e) invest in interests in oil, gas or other mineral exploration or development programs; or

         (f) invest 25% or more of the value of its total assets in securities of issuers all of which conduct their principal business activities in the same industry.

         In addition, Constellation treats as fundamental its policy concerning borrowing described under the caption "Investment Programs - Investment Restrictions - Borrowing" in the Prospectus. In accordance with this policy, the Fund may borrow funds from a bank (including its custodian bank) to purchase or carry securities only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. For the purpose of determining this 300% asset coverage requirement, the Fund's liabilities will not include the amount borrowed but will include the market value, at the time of computation, of all securities borrowed by the Fund in connection with short sales. The amount of borrowing will also be limited by the applicable margin limitations imposed by the Federal Reserve Board. If at any time the value of the Fund's assets should fail to meet the 300% asset coverage requirement, the Fund will, within three days, reduce its borrowings to the extent necessary. The Fund may be required to eliminate partially or totally its outstanding borrowings at times when it may not be desirable for it to do so.

         The Board of Directors of the Company has also adopted the following limitations which are not matters of fundamental policy of Constellation and which may be changed without shareholder approval:

         (a) the Fund may not issue senior securities, except to the extent permitted by applicable law or exemptive order; or

         (b) the Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

         Except for the borrowing policy, if a percentage restriction is adhered to at the time of investment, a later change in the percentage of such investment held by a Fund resulting solely from changes in values or assets, will not be considered to be a violation of the restriction.

AGGRESSIVE GROWTH

         Aggressive Growth may not:

         (a) with respect to 75% of the total assets of the Fund, purchase the securities of any issuer if such purchase would cause more than 5% of the value of its assets to be invested in the securities of such issuer (except U.S. Government securities including securities issued by its agencies and instrumentalities and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order);

         (b) concentrate 25% or more of its investments in a particular industry;

         (c) make short sales of securities (unless at all times when a short position is open it either owns an amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's total assets (taken at current value) is held for such sales at any one time) or purchase securities on margin, but it may obtain such short-term credit as is necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in stock index futures contracts and options thereon;

         (d) act as a securities underwriter under the 1933 Act;

         (e) make loans, except (i) through the purchase of a portion of an issue of bonds or other obligations of types commonly offered publicly and purchased by financial institutions, and (ii) through the purchase of short-term obligations (maturing within a year), including repurchase agreements, provided that the Fund may lend its portfolio securities provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

         (f) borrow, except that the Fund may enter into stock index futures contracts and that the right is reserved to borrow from banks, provided that no borrowing may exceed one-third of the value of its total assets (including the proceeds of such borrowing) and may secure such borrowings by pledging up to one-third of the value of its total assets. (For the purposes of this restriction, neither collateral arrangements with respect to margin for a stock index futures contracts nor the segregation of securities in connection with short sales are deemed to be a pledge of assets); or

         (g) buy or sell commodities, commodity contracts or real estate.

         Aggressive Growth does not intend (a) to invest for the purposes of influencing management or exercising control; or (b) to purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets. The investment policies stated in this paragraph are not fundamental policies of the Funds and may be changed by the Board of Directors of the Company without shareholder approval. Shareholders will be notified before any material change in the investment policies stated above become effective.


         Except for the borrowing policy, if a percentage restriction is adhered to at the time of investment, a later change in the percentage of such investment held by a Fund resulting solely from changes in values or assets will not be considered to be a violation of the restriction.

CAPITAL DEVELOPMENT

         Capital Development may not:

         (a) with respect to 75% of the total assets of the Fund, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. Government) if, immediately after and as a result of such purchase, (i) the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets, or (ii) the Fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

         (b) concentrate its investments; that is, invest 25% or more of the value of its total assets in issuers who conduct their business operations in the same industry;

         (c) buy or sell commodities or commodity contracts or purchase or sell real estate or other interests in real estate including real estate limited partnership interests, except that this restriction does not preclude investments in marketable securities of companies engaged in real estate activities or in master limited partnership interests that are traded on a national securities exchange;

         (d) make loans, except that the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, or purchasing short-term obligations, is not considered to be a loan for purposes of this restriction, provided that the Fund may lend its portfolio securities provided the value of such loaned securities does not exceed 33-1/3% of its total assets;

         (e) purchase securities on margin, except that the Fund may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities, or sell securities short (except against the box and collateralized by not more than 10% of its net assets);

         (f) borrow money or pledge its assets except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks (including the Fund's custodian bank) provided that no borrowing may exceed one-third of the value of its total assets, including the proceeds of such borrowings, and may secure such borrowings by pledging up to one-third of the value of its total assets;

         (g) act as an underwriter of securities of other issuers; or

         (h) issue bonds, debentures, or senior equity securities.

         In addition, Capital Development may not (a) deal in forward contracts (other than foreign exchange transactions for hedging purposes); or (b) purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets. These additional restrictions are not fundamental, and may be changed by the Board of Directors of the Company without shareholder approval.

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values or assets will not be considered a violation of the restriction.

                                   MANAGEMENT

DIRECTORS AND OFFICERS

         The directors and officers of the Company and their principal occupations during the last five years are set forth below. Unless otherwise indicated, the address of each director and officer is 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173. All of the Company's executive officers hold similar offices with some or all of the other AIM Funds.


                                       POSITIONS HELD
         NAME, ADDRESS AND AGE         WITH REGISTRANT                   PRINCIPAL OCCUPATION DURING PAST 5 YEARS
         ---------------------         ---------------                   ----------------------------------------
*CHARLES T. BAUER (78)                 Director and             Chairman of the Board of Directors, A I M
                                       Chairman                 Management Group Inc.; A I M Advisors, Inc., A I M
                                                                Capital Management, Inc., A I M Distributors, Inc.,
                                                                A I M Fund Services, Inc., and Fund Management
                                                                Company; and Vice Chairman and Director,
                                                                AMVESCAP PLC.

BRUCE L. CROCKETT (53)                  Director                Director, ACE Limited (insurance company).
906 Frome Lane                                                  Formerly, Director, President and Chief Executive
McLean, VA 22102                                                Officer, COMSAT Corporation; and Chairman, Board
                                                                of Governors of INTELSAT (international communi-
                                                                cations company).

-------------------

* A director who is an "interested person" of A I M Advisors, Inc. and the Company as defined in the 1940 Act.

                                       POSITIONS HELD
         NAME, ADDRESS AND AGE         WITH REGISTRANT                   PRINCIPAL OCCUPATION DURING PAST 5 YEARS
         ---------------------         ---------------                   ----------------------------------------
OWEN DALY II (73)                      Director                 Director, Cortland Trust Inc. (investment company).
Six Blythewood Road                                             Formerly, Director, CF & I Steel Corp., Monumental
Baltimore, MD 21210                                             Life Insurance Company and Monumental General
                                                                Insurance Company; and Chairman of the Board of
                                                                Equitable Bancorporation.

JACK FIELDS (45)                       Director                 Chief Executive Officer, Texana Global, Inc.
8810 Will Clayton Parkway                                       (foreign trading company)
Jetero Plaza, Suite E                                           Formerly, Member of the U.S. House of
Humble, Texas 77398                                             Representatives.


**CARL FRISCHLING (61)                 Director                 Partner, Kramer, Levin, Naftalis & Frankel (law firm).
919 Third Avenue                                                Director, ERD Waste, Inc. (waste management
New York, NY  10022                                             company), Aegis Consumer Finance (auto leasing
                                                                company) and Lazard Funds, Inc. (investment
                                                                companies).  Formerly Partner, Reid & Priest (law
                                                                firm); and prior thereto, Partner, Spengler Carlson
                                                                Gubar Brodsky & Frischling (law firm).

*ROBERT H. GRAHAM (51)                 Director and             Director, President and Chief Executive Officer, A I M
                                       President                Management Group Inc.; Director and President,
                                                                A I M Advisors, Inc.; Director and Senior Vice President,
                                                                A I M Capital Management, Inc., A I M Distributors, Inc.,
                                                                A I M Fund Services, Inc., and Fund Management Company;
                                                                Director, AMVESCAP PLC; and Chairman of the Board of
                                                                Directors of AIM Funds Group Canada, Inc.

JOHN F. KROEGER (73)                   Director                 Director, Flag Investors International Fund, Inc., Flag
37 Pippins Way                                                  Investors Emerging Growth Fund, Inc., Flag
Morristown, NJ 07960                                            Investors Telephone Income Fund, Inc., Flag
                                                                Investors Equity Partners Fund, Inc., Total Return
                                                                U.S. Treasury Fund, Inc., Flag Investors Intermediate
                                                                Term Income Fund, Inc., Managed Municipal Fund,
                                                                Inc., Flag Investors Value Builder Fund, Inc., Flag
                                                                Investors Maryland Intermediate Tax-Free Income
                                                                Fund, Inc., Flag Investors Real Estate Securities
                                                                Fund, Inc., Alex. Brown Cash Reserve Fund, Inc. and
                                                                North American Government Bond Fund, Inc.
                                                                (investment companies).  Formerly, Consultant,
                                                                Wendell & Stockel Associates, Inc. (consulting firm).

LEWIS F. PENNOCK (55)                  Director                 Attorney in private practice in Houston, Texas.
6363 Woodway, Suite 825
Houston, TX 77057


-------------------

** A director who is an "interested person" of the Company as defined in the 1940 Act.

* A director who is an "interested person" of A I M Advisors, Inc. and the Company as defined in the 1940 Act.

                                       POSITIONS HELD
         NAME, ADDRESS AND AGE         WITH REGISTRANT                   PRINCIPAL OCCUPATION DURING PAST 5 YEARS
         ---------------------         ---------------                   ----------------------------------------
IAN W. ROBINSON (74)                   Director                 Formerly, Executive Vice President and Chief
183 River Drive                                                 Financial Officer, Bell Atlantic Management Services,
Tequesta, FL 33469                                              Inc. (provider of centralized management services to
                                                                telephone companies); Executive Vice President, Bell
                                                                Atlantic Corporation (parent of seven telephone companies);
                                                                and Vice President and Chief Financial Officer, Bell
                                                                Telephone Company of Pennsylvania and Diamond State
                                                                Telephone Company.

LOUIS S. SKLAR (58)                    Director                 Executive Vice President, Development and
Transco Tower, 50th Floor                                       Operations, Hines Interests Limited Partnership (real
2800 Post Oak Blvd.                                             estate development).
Houston, TX  77056

***JOHN J. ARTHUR (53)                 Senior Vice              Director, Senior Vice President and Treasurer, A I M
                                       President and            Advisors, Inc.; and Vice President and Treasurer,
                                       Treasurer                A I M Management Group Inc., A I M Capital
                                                                Management, Inc., A I M Distributors, Inc., A I M
                                                                Fund Services, Inc., and Fund Management
                                                                Company.

GARY T. CRUM (50)                      Senior Vice              Director and President, A I M Capital Management,
                                       President                Inc.; Director and Senior Vice President, A I M
                                                                Management Group Inc. and A I M Advisors, Inc.;
                                                                and Director, A I M Distributors, Inc. and AMVESCAP
                                                                PLC.

***CAROL F. RELIHAN (43)               Senior Vice              Director, Senior Vice President, General Counsel
                                       President                and Secretary, A I M Advisors, Inc.; Vice President,
                                       and Secretary            General Counsel and Secretary, A I M Management
                                                                Group Inc.; Director, Vice President and General Counsel,
                                                                Fund Management Company; General Counsel and Vice
                                                                President, A I M Fund Services, Inc.; and Vice President,
                                                                A I M Capital Management, Inc., A I M Distributors, Inc.

JONATHAN C. SCHOOLAR (36)              Senior Vice              Senior Vice President, A I M Capital Management
                                       President                Inc.; and Vice President, A I M Advisors, Inc.

MELVILLE B. COX (54)                   Vice President           Vice President and Chief Compliance Officer, A I M
                                                                Advisors, Inc., A I M Capital Management, Inc., A I M
                                                                Distributors, Inc., A I M Fund Services, Inc., and
                                                                Fund Management Company.


DANA R. SUTTON (39)                    Vice President           Vice President and Fund Controller, A I M Advisors,
                                       and Assistant            Inc.; and Assistant Vice President and Assistant
                                       Treasurer                Treasurer, Fund Management Company.

-------------------

***               Mr. Arthur and Ms. Relihan are married to each other.

      The standing committees of the Board of Directors are the Audit Committee, the Investments Committee and the Nominating and Compensation Committee.

      The members of the Audit Committee are Messrs. Crockett, Daly, Fields, Frischling, Kroeger (Chairman), Pennock, Robinson and Sklar. The Audit Committee is responsible for meeting with the Company's auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the directors as a whole with respect to the Company's fund accounting or its internal accounting controls, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

      The members of the Investments Committee are Messrs. Bauer, Crockett, Daly (Chairman), Fields, Frischling, Kroeger, Pennock, Robinson and Sklar. The Investment Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

      The members of the Nominating and Compensation Committee are Messrs. Crockett, Daly, Fields, Kroeger, Pennock (Chairman), Robinson and Sklar. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as directors who are not interested persons as long as the Company maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act, reviewing from time to time the compensation payable to the disinterested directors, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

      All of the Company's directors also serve as directors or trustees of some or all of the other investment companies managed or advised by A I M Advisors, Inc. ("AIM Funds"). All of the Company's executive officers hold similar offices with some or all of the other AIM Funds.

Remuneration of Directors

      Each director is reimbursed for expenses incurred in connection with each meeting of the Board of Directors or any Committee attended. Each director who is not also an officer of the Company is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of other AIM Funds. Each such director receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

Set forth below is information regarding compensation paid or accrued for each director of the Company:


                                                                     RETIREMENT
                                            Aggregate                 BENEFITS                       TOTAL
                                          COMPENSATION                 ACCRUED                    COMPENSATION
                                            FROM THE                 BY ALL AIM                     FROM ALL
             DIRECTOR                      COMPANY(1)                 FUNDS(2)                    AIM FUNDS(3)
             --------                     ------------               ----------                   -------------
Charles T. Bauer                         $         0              $         0                      $          0
Bruce L. Crockett                             21,879                   67,774                            84,000
Owen Daly II                                  21,879                  103,542                            84,000
Jack Fields                                   14,595                        0                            71,000
Carl Frischling                               21,879                   96,520                         84,000(4)
Robert H. Graham                                   0                        0                                 0
John F. Kroeger                               21,879                   94,132                            82,500
Lewis F. Pennock                              21,879                   55,777                            84,000
Ian Robinson                                  21,879                   85,912                            84,000
Louis S. Sklar                                21,602                   84,370                            83,500


(1) The total amount of compensation deferred by all Directors of the Company during the fiscal year ended October 31, 1997, including interest earned thereon, was $94,952.

(2) During the fiscal year ended October 31, 1997, the total amount of expenses allocated to the Company in respect of such retirement benefits was $163,466. Data reflects compensation for the calendar year ended December 31, 1997.

(3) Each Director serves as director or trustee of a total of 11 registered investment companies advised by AIM (comprised of over 50 portfolios). Data reflects total compensation for the calendar year ended December 31, 1997.

(4)  See also page 28 regarding fees earned by Mr. Frischling's law firm.


AIM Funds Retirement Plan for Eligible Directors/Trustees

         Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each director (who is not an employee of any of the AIM Funds, A I M Management Group Inc. or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Directors. Pursuant to the Plan, the normal retirement date is the date on which the eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible director is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 75% of the retainer paid or accrued by the Applicable AIM Funds for such director during the twelve-month period immediately preceding the director's retirement

(including amounts deferred under a separate agreement between the Applicable AIM Funds and the director) for the number of such director's years of service (not in excess of 10 years of service) completed with respect to any of the Applicable AIM Funds. Such benefit is payable to each eligible director in quarterly installments. If an eligible director dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased director for no more than ten years beginning the first day of the calendar quarter following the date of the director's death. Payments under the Plan are not secured or funded by any Applicable AIM Fund.

         Set forth below is a table that shows the estimated annual benefits payable to an eligible director upon retirement assuming a specified level of compensation and years of service classifications. The estimated credited years of service for Messrs. Crockett, Daly, Fields, Frischling, Kroeger, Pennock, Robinson and Sklar are 10, 10, 0, 20, 19, 16, 10 and 8 years, respectively.

                       ESTIMATED BENEFITS UPON RETIREMENT



      Number of
      Years of              Annual Compensation
    Service With           Paid By All AIM Funds
    the AIM Funds                $80,000
    -------------          ---------------------
         10                       $60,000
          9                       $54,000
          8                       $48,000
          7                       $42,000
          6                       $36,000
          5                       $30,000



Deferred Compensation Agreements

         Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "deferring directors") have each executed a Deferred Compensation Agreement (collectively, the "Agreements"). Pursuant to the Agreements, the deferring directors may elect to defer receipt of up to 100% of their compensation payable by the Company, and such amounts are placed into a deferral account. Currently, the deferring directors may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five
(5) or ten (10) years (depending on the Agreement) beginning on the date the deferring director's retirement benefits commence under the Plan. The Company's Board of Directors, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a director of the Company. If a deferring director dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring director's death. The Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors have the status of unsecured creditors of the Company and of each other AIM Fund from which they are deferring compensation.

         The Company paid the law firm of Kramer, Levin, Naftalis & Frankel $4,723, $4,956, $12,872, $15,778, $11,454 and $34,413 in legal fees for services provided to Blue Chip, Capital Development, Charter, Weingarten, Aggressive Growth and Constellation, respectively, during the fiscal year ended October 31, 1997. Mr. Carl Frischling, a director of the Company, is a partner in such firm.

INVESTMENT ADVISORY, ADMINISTRATIVE SERVICES AND SUB-ADVISORY AGREEMENTS

         AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976. The address of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM was organized in 1976, and, together with its subsidiaries, advises or manages over 50 investment company portfolios encompassing a broad range of investment objectives. AIM Management, an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund business in the United States, Europe and the Pacific Region. Certain of the directors and officers of AIM are also executive officers of the Company and their affiliations are shown under "Directors and Officers". A I M Capital Management, Inc. ("AIM Capital"), a wholly owned subsidiary of AIM, is engaged in the business of providing investment advisory services to investment companies, corporations, institutions and other accounts.

         AIM and the Company have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear personal securities transactions subject to the Code of Ethics, (b) to file reports or duplicate confirmations regarding such transactions, (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by an AIM Fund, and (d) abide by certain other provisions under the Code of Ethics. The Code of Ethics also prohibits investment personnel and all other AIM employees from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Directors reviews quarterly and annual reports (including information on any substantial violations of the Code of Ethics). Sanctions for violations of the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

         The Funds have entered into a Master Investment Advisory Agreement dated as of February 28, 1997 (the "Master Advisory Agreement") and a Master Administrative Services Agreement dated as of February 28, 1997 (the "Master Administrative Services Agreement") with AIM. In addition, AIM has entered into a Master Sub-Advisory Agreement dated as of February 28, 1997 (the "Master Sub-Advisory Agreement") with AIM Capital with respect to Charter, Weingarten and Constellation. Prior to June 30, 1992, Aggressive Growth's investment advisor was CIGNA Investments, Inc. ("CII") (such agreement hereinafter referred to as the "CII Agreement").

         Both the Master Advisory Agreement and the Master Sub-Advisory Agreement provide that the Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM or AIM Capital, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Company on behalf of the Fund in connection with membership in investment company organizations, the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders and all other charges and costs of the Funds' operations unless otherwise explicitly provided.

         The Master Advisory Agreement and the Master Sub-Advisory Agreement each provide that if, for any fiscal year, the total of all ordinary business expenses of any Fund, including all investment advisory fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses, such as litigation, exceed the applicable expense limitations imposed by state securities regulations in any state in which such Fund's shares are qualified for sale, as such limitations may be raised or lowered from time to time, the aggregate of all such investment advisory fees with respect to such Fund shall be reduced by the amount of such excess. The amount of any such reduction to be borne by AIM shall be deducted from the monthly investment advisory fees otherwise payable to AIM with respect to such Fund during such fiscal year. If required pursuant to such state securities regulations, AIM will reimburse each Fund, no later than the last day of the first month of the next succeeding fiscal year, for any such annual operating expenses (after reduction of all investment advisory fees in excess of such limitation).

         The Master Advisory Agreement and the Master Sub-Advisory Agreement became effective on February 28, 1997, and will continue in effect until February 28, 1999, and from year to year thereafter only if such continuance is specifically approved at least annually by (i) the Company's Board of Directors or the vote of a "majority of the outstanding voting securities" of the Funds (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of the directors who are not parties to the agreements or "interested persons" of any such party (the "Non-Interested Directors") by votes cast in person at a meeting called for such purpose. Each agreement provides that the Funds, AIM (in the case of the Master Advisory Agreement) or AIM Capital (in the case of the Master Sub-Advisory Agreement) may terminate such agreement on 60 days' written notice without penalty. Each agreement terminates automatically in the event of its assignment.

         AIM may from time to time waive or reduce its fee. Fee waivers or reductions, other than those set forth in the Master Advisory Agreement, may be rescinded, however, at any time without further notice to investors, provided however, that the discontinuance of each fee waiver described below will be approved by the Board of Directors of AIM. AIM has agreed to waive fees for two years ending June 3, 1998 to the extent necessary to keep the expense ratio for Class A shares of Blue Chip at 1.31%. AIM has agreed to waive fees for two years ending August 12, 1998, to the extent necessary to keep the expense ratio for Class A shares of Capital Development at 1.34%.

         AIM has initiated a voluntary reduction of advisory fees for Charter, Constellation and Weingarten at net asset levels higher than those currently incorporated in the advisory fee schedule. Accordingly, with respect to each of Charter and Constellation, AIM receives a fee calculated at an annual rate of 1.0% of the first $30 million of such Fund's average daily net assets, plus 0.75% of such Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of such Fund's average daily net assets in excess of $150 million. With respect to Weingarten, AIM's fee is calculated at an annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. With respect to Aggressive Growth, AIM's fee is calculated at an annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million. With respect to Blue Chip and Capital Development, AIM is entitled to receive a fee calculated at an annual rate of 0.75% of the first $350 million of such Fund's average daily net assets, plus 0.625% of such Fund's average daily net assets in excess of $350 million. As compensation for its services, AIM pays 50% of the advisory fees it receives pursuant to the Master Advisory Agreement with respect to Charter, Weingarten and Constellation to AIM Capital.

         Each Fund paid to AIM the following advisory fees net of any expense limitations (fee waivers) for the years ended October 31, 1997, 1996 and 1995:

                                                        1997             1996               1995
                                                        ----             ----               ----
         Blue Chip..............................   $ 3,154,473      $     256,773*            N/A
         Capital Development....................      3,371,80            280,248**           N/A
         Charter................................    24,725,606         16,529,891         $10,890,335
         Weingarten.............................    35,300,671         29,960,379          25,448,131
         Constellation..........................    80,116,284         57,614,412          31,042,229
         Aggressive Growth......................    19,244,957         16,492,564           6,974,263

* For the period from June 3, 1996 (date of acquisition) through September 30, 1996 it was $188,544, and for the period October 1, 1996 through October 31, 1996 it was $68,229.

** For the period from June 17, 1996 (date operations commenced) through October 31, 1996.

         For the fiscal year ended October 31, 1997, 1996 and 1995, AIM waived advisory fees for each Fund as follows:

                                                          1997           1996               1995
                                                          ----           ----               ----
         Blue Chip..............................   $    100,380      $     26,433*            N/A
         Capital Development....................        262,189           144,946**           N/A
         Charter................................        498,463          156,975          $       0
         Weingarten.............................      2,187,021        1,458,804            843,494
         Constellation..........................      2,805,955        1,869,383            761,655
         Aggressive Growth......................              0          0                  788,943

* For the period from June 3, 1996 (date of acquisition) through September 30, 1996 it was $19,409, and for the period October 1, 1996 through October 31, 1996 it was $7,024.

** For the period from June 17, 1996 (date operations commenced) through October 31, 1996.

         Prior to June 3, 1996, the investment advisor to Blue Chip was Baird. Baird was also the Fund's distributor. Baird is an indirect partially-owned subsidiary of, and controlled by, The Northwestern Mutual Life Insurance Company. The BBC Fund and Baird entered into an investment advisory agreement pursuant to which Baird furnished continuous investment advisory services to the BBC Fund. That investment advisory agreement was terminated in connection with the reorganization of the BBC Fund. For the period October 1, 1995 through June 3, 1996 and during the fiscal year ended September 30, 1995, the BBC Fund paid Baird fees of $370,615 and $469,802, respectively.

         AIM, in turn, paid the following sub-advisory fees to AIM Capital, as sub-advisor for Charter, Constellation and Weingarten, for the years ended October 31, 1977, 1996 and 1995:

                                                          1997            1996                1995
                                                          ----            ----                ----
         Charter................................   $ 12,362,803        $  8,264,946        $  5,445,168
         Weingarten.............................     17,650,335          14,980,190          12,724,066
         Constellation..........................     40,058,142          28,807,206          15,521,115

         The Master Administrative Services Agreement provides that AIM may perform or arrange for the performance of certain accounting and, shareholder services and other administrative services to each Fund which are not required to be performed by AIM under the Master Advisory Agreement. For such services, AIM would be entitled to receive from each Fund reimbursement of its costs or such reasonable compensation as may be approved by the Company's Board of Directors. The Master Administrative Services Agreement became effective on February 28, 1997, and will continue in effect until February 28, 1999, and from year to year thereafter only if such continuance is specifically approved at least annually by (i) the Company's Board of Directors or the vote of a "majority of the outstanding voting securities" of the Funds (as defined in the 1940 Act), and
(ii) the affirmative vote of a majority of the Non-Interested Directors by votes cast in person at a meeting called for such purpose.

         In addition, the Transfer Agency and Service agreement for the Fund provides that A I M Fund Services, Inc. ("AFS"), a registered transfer agent and wholly-owned subsidiary of AIM, will perform certain shareholder services for the Fund for a fee per account serviced. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares, prepare and transmit payments for dividends and distributions declared by the Fund, maintain shareholder accounts and provide shareholders with information regarding the Fund and their accounts. The Transfer Agency and Service Agreement became effective on November 1, 1994.

         The Funds paid AIM the following amounts as reimbursement of administrative services costs for the years ended October 31, 1997, 1996 and 1995:

                                                          1997                1996             1995
                                                          ----                ----             ----
         Blue Chip...........................     $   73,653             $ 20,545*             N/A
         Capital Development.................         74,810               19,841**            N/A
         Charter.............................        127,908              114,489         $  109,054
         Weingarten..........................        163,243              132,643            182,595
         Constellation.......................        251,513              212,800            173,257
         Aggressive Growth...................         97,609               97,857             71,528

* For the period from June 3, 1996 (date of acquisition) through September 30, 1996 it was $16,236 and for the period October 1, 1996 through October 31, 1996 it was $4,309.

** For the period from June 17, 1996 (date operations commenced) through October 31, 1996.

         Prior to June 3, 1996, FMI served as the administrator to the BBC Fund. Pursuant to the administration agreement between FMI and the BBC Fund, FMI prepared and maintained the books, accounts and other documents required by the 1940 Act, determined the fund's net asset value, responded to shareholder inquiries, prepared the fund's financial statements and excise tax returns, prepared reports and filings with the Securities and Exchange Commission, furnished statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, and maintained the fund's financial accounts and records and generally assisted in all aspects of the fund's operations other than portfolio management. This administration agreement terminated in connection with the corporate reorganization of the BBC Fund. During the fiscal years ended September 30, 1995, the BBC Fund paid FMI fees of $46,743.


                             THE DISTRIBUTION PLANS

         THE CLASS A AND C PLAN. The Company has adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class A and Class C shares of the Funds (the "Class A and C Plan"). The Class A and C Plan provides that the Class A shares pay 0.35% per annum of their daily average net assets in the case of Blue Chip and Capital Development, 0.30% per annum of their average daily net assets in the case of Charter, Weingarten and Constellation and 0.25% per annum of the average net assets of Aggressive Growth as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. Under the Class A and C Plan, Class C shares of Blue Chip, Capital Development, Charter, Constellation and Weingarten pay compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class C shares. Of such amount, Blue Chip, Capital Development, Charter, Constellation and Weingarten pay a service fee of 0.25% of the average daily net assets attributable to Class C shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class C shares. Activities appropriate for financing under the Class A and C Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A and C Plan.

         THE CLASS B PLAN. The Company has also adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of Blue Chip, Capital Development, Charter, Weingarten and Constellation (the "Class B Plan", and collectively with the Class A and C Plan, the "Plans"). Under the Class B Plan, Blue Chip, Capital Development, Charter, Weingarten and Constellation pay compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class B shares. Of such amount, Charter, Weingarten and Constellation pay a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including, but not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan. AIM Distributors may transfer and sell its right under the Class B Plan in order to finance distribution expenditures in respect of Class B shares.

         BOTH PLANS. Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Funds. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several special investment plans offered in connection with the purchase of the Fund's shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Fund's shares; and providing such other information and services as the Funds or the customer may reasonably request.

         Under the Plans, in addition to the Shareholder Service Agreements authorizing payments to selected dealers, banks may enter into Shareholder Service Agreements authorizing payments under the Plans to be made to banks which provide services to their customers who have purchased shares. Services provided pursuant to Shareholder Service Agreements with banks may include some or all of the following: answering shareholder inquiries regarding the Funds and the Company; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the bank; forwarding applicable prospectuses, proxy statements, reports and notices to bank clients who hold shares of the Funds; and such other administrative services as the Funds reasonably may request, to the extent permitted by applicable statute, rule or regulation. Similar agreements may be permitted under the Plans for institutions which provide recordkeeping for and administrative services to 401(k) plans.

         The Company may also enter into Variable Group Annuity Contractholder Service Agreements ("Variable Contract Agreements") on behalf of Charter, Weingarten and Constellation authorizing payments to selected insurance companies offering variable annuity contracts to employers as funding vehicles for retirement plans qualified under Section 401(a) of the Internal Revenue Code. Services provided pursuant to such Variable Contract Agreements may include some or all of the following: answering inquiries regarding the Fund and the Company; performing sub-accounting; establishing and maintaining Contractholder accounts and records; processing and bunching purchase and redemption transactions; providing periodic statements of contract account balances; forwarding such reports and notices to Contractholders relative to the Fund as deemed necessary; generally, facilitating communications with Contractholders concerning investments in a Fund on behalf of Plan participants; and performing such other administrative services as deemed to be necessary or desirable, to the extent permitted by applicable statute, rule or regulation to provide such services.

         Financial intermediaries and any other person entitled to receive compensation for selling shares of the Funds may receive different compensation for selling shares of one particular class over another.

         Under a Shareholder Service Agreement, the Funds agree to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement generally will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate of 0.25% of the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the Funds' shares are held.

         The Plans are subject to any applicable limitations imposed from time to time by rules of the National Association of Securities Dealers, Inc.

         AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

         For the fiscal year ended October 31, 1997, with respect to Class A shares, Blue Chip, Capital Development, Charter, Weingarten, Aggressive Growth and Constellation paid AIM Distributors under the Class A and C Plan $1,128,115, $1,321,521, $9,459,952, $16,399,127, $7,594,650 and $38,860,415, respectively, or an amount equal to 0.35%, 0.35%, 0.30%, 0.30%, 0.25% and 0.30%, respectively, of the Fund's Class A shares average daily net assets.

         For the fiscal year ended October 31, 1997, with respect to Class B shares, Blue Chip, Capital Development, Charter and Weingarten paid AIM Distributors under the Class B Plan $1,268,502, $1,325,888, $8,046,181 and $3,831,989, respectively, or an amount equal to 1.00%, 1.00%, 1.00% and 1.00%, respectively, of the Fund's Class B shares average daily net assets.

         For the period August 2, 1997 through October 31, 1997, with respect to Class C shares, Blue Chip, Capital Development, Constellation, Charter and Weingarten paid AIM Distributors under the Class A and C Plan $4,842, $12,721, $26,490, $6,079 and $2,338, respectively, or an amount equal to 1.00%, 1.00%,
1.00%, 1.00% and 1.00%, respectively, of the Fund's Class C shares average daily net assets on an annualized basis.

         An estimate by category of actual fees paid by the following Funds under the Class A and C Plan during the year ended October 31, 1997 were allocated as follows:


                                   AGGRESSIVE                        CAPITAL
                                     GROWTH        BLUE CHIP       DEVELOPMENT      CHARTER      CONSTELLATION     WEINGARTEN
                                   -----------     ---------       -----------      --------     -------------     ----------
CLASS A

    Advertising                   $   217,359     $   167,557     $   209,983     $ 1,090,516     $ 4,241,794     $ 1,554,174

    Printing and mailing               19,431          14,800          19,083          99,280         387,650         142,106
    prospectuses, semi-
    annual reports and
    annual reports
    (other than to current
    shareholders)

    Seminars                           59,312          46,404          54,900         296,907       1,156,713         424,344

    Compensation to                         0               0               0          80,108               0       1,093,207
    Underwriters to partially
    offset other marketing
    expenses

    Compensation to                 7,298,548         899,353       1,037,555       7,893,141      33,074,257      13,185,297
    Dealers including
    finder's fees

    Compensation to                         0               0               0               0               0               0
    Sales Personnel

    Annual Report Total             7,594,650       1,128,114       1,321,521       9,459,952      38,860,414      16,399,128

    An estimate by category of actual fees paid by the following Funds under the Class B Plan during the year ended October 31, 1996 were allocated as follows:

                                              CAPITAL
                               BLUE CHIP     DEVELOPMENT     CHARTER        WEINGARTEN
                               ---------     -----------     -------        ----------
CLASS B

Advertising                   $  196,571     $  214,298     $  816,931     $  359,666

Printing and mailing              17,338         19,292         73,741         32,616
prospectuses, semi-
annual reports and
annual reports
(other than to current
shareholders)

Seminars                          52,539         57,711        221,297         99,005

Compensation to                  951,377        994,416      6,034,636      2,873,992
Underwriters to partially
offset upfront dealer
commissions and other
marketing costs

Compensation to Dealers           50,677         40,171        899,576        466,710

Compensation to                        0              0              0              0
Sales Personnel
    Annual Report Total        1,268,502      1,325,888      8,046,181      3,831,989

    An estimate by category of actual fees paid by the following Funds under the Class A and C Plan during the period August 2, 1997 (inception date) through October 31, 1997 were allocated as follows:

                                               CAPITAL
                                BLUE CHIP     DEVELOPMENT      CHARTER     CONSTELLATION    WEINGARTEN
                                ---------     -----------      -------     -------------    ----------
CLASS C
Advertising                      $   840        $ 2,352        $   962        $ 4,889        $   477

Printing and mailing                  83            195             71            396             28
prospectuses, semi-
annual reports and
annual reports
(other than to current
shareholders)

Seminars                             202            503            393          1,059              0
Compensation to                    3,632          9,541          4,559         19,867          1,754
Underwriters to partially
offset other marketing
expenses

Compensation to                       86            130             94            279             79
Dealers including
finder's fees

Compensation to                        0              0              0              0              0
Sales Personnel

Annual Report Totals               4,843         12,721          6,079         26,490          2,338

         No fees were paid by the Class B shares of Constellation during the fiscal year ended October 31, 1997, as operations commenced on November 3, 1997.

         The Plans require AIM Distributors to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Directors reviews these reports in connection with their decisions with respect to the Plans.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans ("Qualified Directors"). In approving the Plans in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Fund and its respective shareholders.

         The Plans do not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         Unless the Plans are terminated earlier in accordance with their terms, the Class B Plan continues in effect until June 30, 1998, and thereafter, both Plans continue as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Qualified Directors.

         The Plans may be terminated by the vote of a majority of the Qualified Directors, or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the directors, including a majority of the Qualified Directors, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors. In the event the Class A and C Plan is amended in a manner which the Board of Directors determines would materially increase the charges paid by holders of Class A shares under the Class A and C Plan, the Class B shares of the Fund will no longer convert into Class A shares of the Fund unless the Class B shares, voting separately, approve such amendment. If the Class B shareholders do not approve such amendment, the Board of Directors will (i) create a new class of shares of the Fund which is identical in all material respects to the Class A shares as they existed prior to the implementation of the amendment, and (ii) ensure that the existing Class B shares of the Fund will be exchanged or converted into such new class of shares no later than the date the Class B shares were scheduled to convert into Class A shares.

         The principal differences between the Class A and C Plan and the Class B Plan are: (i) the Class A and C Plan allows payment to AIM Distributors or to dealers or financial institutions of up to .35% of average daily net assets of Blue Chip and Capital Development Class A shares, .30% of average daily net assets of Charter, Weingarten and Constellation's Class A shares and up to .25% of average daily net assets of Aggressive Growth's Class A shares as compared to 1.00% of such assets of Blue Chip, Capital Development, Charter, Weingarten, and Constellation's Class B shares; (ii) the Class B Plan obligates the Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors unless there has been a complete termination of the Class B Plan (as defined in such Plan); and
(iii) the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.


                                 THE DISTRIBUTOR

         Information concerning AIM Distributors and the continuous offering of the Funds' shares is set forth in the Prospectus under the headings "How to Purchase Shares" and "Terms and Conditions of Purchase of the AIM Funds." A Master Distribution Agreement with AIM Distributors relating to the Class A shares of the Funds and Class C shares of Blue Chip, Capital Development, Charter, Constellation and Weingarten was approved by the Board of Directors on June 11, 1997. A Master Distribution Agreement with AIM Distributors relating to the Class B shares of Charter and Weingarten was also approved by the Board of Directors on February 28, 1997, and the Board of Directors approved Amendment No. 1, adding Constellation to the Master Distribution Agreement, on September 19, 1997. Both such Master Distribution Agreements are hereinafter collectively, referred to as the "Distribution Agreements."

         The Distribution Agreements provide that AIM Distributors will bear the expenses of printing from the final proof and distributing prospectuses and statements of additional information of the Funds relating to public offerings made by AIM Distributors pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Funds), and any promotional or sales literature used by AIM Distributors or furnished by AIM Distributors to dealers in connection with the public offering of the Funds' shares, including expenses of advertising in connection with such public offerings. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B shares of Charter, Weingarten, Blue Chip and Capital Development and Class C shares of Blue Chip, Capital Development, Charter, Constellation and Weingarten at the time of such sales. Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. AIM Distributors anticipates that it will require a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares.

         In the future, if multiple distributors serve Charter, Weingarten, Constellation, Blue Chip or Capital Development, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of such Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

         The Company (on behalf of any class of the Funds) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or Distribution Agreement does not effect the obligations of Class B shareholders to pay contingent deferred sales charges.

         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the years or periods ended October 31, 1997, 1996 and 1995:

                                     1997                                1996                                 1995
                                     ----                                ----                                 ----

                             SALES             AMOUNT             SALES            AMOUNT            SALES             AMOUNT
                            CHARGES           RETAINED           CHARGES          RETAINED          CHARGES           RETAINED
                          -----------       -----------       -----------       -----------       -----------       -----------
Blue Chip                 $ 7,418,585       $ 1,139,512       $ 1,000,546       $   144,343            N/A               N/A
Capital Development         7,852,157         1,212,125         6,850,693           926,213            N/A               N/A
Charter                    13,683,388         2,129,799        16,469,061         2,705,618       $ 9,068,400       $ 1,316,019
Weingarten                  9,534,039         1,521,630        13,202,260         2,259,328        11,992,225         1,767,515
Constellation              68,714,717        10,566,898       105,245,937        19,558,836        88,958,038        13,097,651
Aggressive Growth .        42,392,109         5,850,410        11,683,056         2,111,788        57,745,243         8,232,597

         The following chart reflects the contigent deferred sales charges paid by Class A shareholders of Blue Chip, Charter, Constellation and Weingarten for the fiscal years ended October 31, 1997, 1996 and 1995 and for the Class A shareholders of Capital Development for the fiscal years ended October 31, 1997 and for the period June 17, 1996 (date operations commenced) through October 31, 1996, and by Class B shareholders of Charter and Weingarten for the fiscal years ended October 31, 1997 and 1996 and for the period June 26, 1995 (inception date of Class B shares) through October 31, 1995 and by Class B shareholders of Blue Chip and Capital Development for the fiscal year ended October 31, 1997 and for the period October 1, 1996

(inception date of Class B shares) through October 31, 1996, and for the Class C shareholders of all Funds for the period August 4, 1997 (inception date for Class C shares) through October 31, 1997.

                                          1997         1996      1995
                                          ----         ----      ----

                Blue Chip               $ 50,289          N/A     N/A
                Capital Development     $ 14,049     $    733     N/A
                Charter                 $ 62,653     $ 32,497     $55
                Weingarten              $ 38,015     $ 34,185     $60
                Constellation           $253,473          N/A     N/A

         Shares of the BBC Fund were sold at a public offering price which included a sales charge. The BBC Fund waived its sales charge in connection with sales to specified types of investors and on purchases of $1,000,000 or more, but imposed a contingent deferred sales charge upon the redemption of certain shares so purchased, which contingent deferred sales charge was paid to Baird. During the fiscal year ended September 30, 1995, Baird received approximately $126,853 in front-end sales commissions in connection with the sales of BBC Fund shares, all of which it retained. During the fiscal year ended September 30, 1995, Baird received $346 in deferred sales commissions in connection with sales of BBC Fund shares, all of which it retained.


                        HOW TO PURCHASE AND REDEEM SHARES

         A complete description of the manner by which shares of the Funds may be purchased appears in the Prospectus under the caption "How to Purchase Shares."

         The sales charge normally deducted on purchases of Class A shares of the Funds is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of such shares. Since there is little expense associated with unsolicited orders placed directly with AIM Distributors by persons, who because of their relationship with the Funds or with AIM and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons be permitted to purchase Class A shares of the Funds through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are shown in the Prospectus.

         Complete information concerning the method of exchanging shares of the Funds for shares of the other mutual funds managed or advised by AIM is set forth in the Prospectus under the caption "Exchange Privilege."

         Information concerning redemption of the Funds' shares is set forth in the Prospectus under the caption "How to Redeem Shares." AIM intends to redeem all shares of the Funds in cash. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Fund telephone: (713) 626-1919, Extension 5001 (in Houston) or (800) 347-4246 (elsewhere) and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value of the Fund next determined after such order is received. Such arrangement is subject to timely receipt by A I M Fund Services, Inc. of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by the Funds or by AIM Distributors (other than any applicable CDSC) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

         The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the

New York Stock Exchange is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of the Fund not reasonably practicable.


                          NET ASSET VALUE DETERMINATION

         In accordance with the current rules and regulations of the SEC, the net asset value of a share of each Fund is determined once daily as of the close of trading of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern
Time), on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern Time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contract closing prices which are available fifteen (15) minutes after the close of trading on the NYSE will generally be used. The net asset values per share of the Retail Classes and the Institutional Class will differ because different expenses are attributable to each class. The income or loss and the expenses (except those listed below) of a Fund are allocated to each class on the basis of the net assets of the Fund allocable to each such class, calculated as of the close of business on the previous business day, as adjusted for the current day's shareholder activity of each class. Distribution and service fees and transfer agency fees (to the extent different rates are charged to different classes) are allocated only to the class to which such expenses relate. The net asset value per share of a class is determined by subtracting the liabilities (e.g., the expenses) of the Fund allocated to the class from the assets of the Fund allocated to the class and dividing the result by the total number of shares outstanding of such class. Determination of each Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market system) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or lacking a last sale, at the mean between the last bid and asked price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having sixty (60) days or less to maturity are valued at amortized cost, which approximates market value. (See also "How to Purchase Shares," "How to Redeem Shares" and "Determination of Net Asset Value" in the Prospectus.)

         Generally, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of a Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.

         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor can not exchange or redeem shares of the Fund.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

         Income dividends and capital gains distributions are automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment Plan." If a shareholder's account does not have any shares in it on a dividend or capital gains distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the companies, and securities of other issuers, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY

         In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

         In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (a) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (b) the asset is otherwise held by the Fund as part of a "straddle", or (c) the asset is stock and the Fund grants certain call options with respect thereto. In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position. Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

         Other hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date) unless the closed transaction exception applies.

         Because application of the rules governing Section 1256 contracts and constructive sales may affect the character of gains or losses and/or accelerate the recognition of gains or losses from the affected investment positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased as compared to a fund that did not engage in transactions involving Section 1256 contracts or constructive sales.



EXCISE TAX ON REGULATED INVESTMENT COMPANIES

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year.

For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(a) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, and (b) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

         Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations only to the extent discussed below.

         A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. Under the Taxpayer Relief Act of 1997, the Internal Revenue Service is authorized to issue regulations that will enable shareholders to determine the tax rates applicable to such capital gain distributions. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (a) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3)and(4) (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend, and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, has granted certain options to buy or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (b) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (c) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends received deduction for a corporate shareholder may be disallowed or reduced (a) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund, or (b) by application of Code Section 246(b) which in general limits the dividends received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends received deduction and certain other items).

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividend received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. For taxable years beginning after 1997, however, certain small corporations are wholly exempt from the AMT.

         Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Funds to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

         Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the Internal Revenue Service.

         The Funds will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (a) who has provided either an incorrect tax identification number or no number at all, (b) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (c) who has failed to certify to a Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES

         A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within thirty (30) days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Under the Taxpayer Relief Act of 1997, the Internal Revenue Service is authorized to issue appropriate regulations that will enable shareholders to determine the tax rates applicable to such recognized long-term capital gain. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends received deduction for corporations) generally will apply in determining the holding period of shares. Long-term capital gains of non-corporate taxpayers are currently taxed at a maximum rate that in some cases may be 19.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

         If a shareholder (a) incurs a sales load in acquiring shares of a Fund,
(b) disposes of such shares less then 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another Fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.

FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends and return of capital distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gains.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation for ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.


                            MISCELLANEOUS INFORMATION

SHAREHOLDER INQUIRIES

         The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

AUDIT REPORTS

         The Board of Directors will issue semi-annual reports of the transactions of the Funds to the shareholders. Financial statements, audited by independent auditors, will be issued annually. The firm of KPMG Peat Marwick LLP, 700 Louisiana, NationsBank Building, Houston, Texas 77002, has served as the auditors for Aggressive Growth, Blue Chip, Capital Development, Charter, Constellation and Weingarten for the fiscal year ended October 31, 1996. Price Waterhouse LLP served as the auditors for Baird Blue Chip Fund, Inc., the predecessor of Blue Chip, for fiscal years ended September 30, 1995.

LEGAL MATTERS

         Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania, serves as counsel to the Company.

         On October 25, 1996 a shareholder of Aggressive Growth filed a lawsuit in United States District Court, Southern District of Texas, against the Company, AIM, AIM Distributors, the directors and certain officers of Aggressive Growth, and the portfolio managers of Aggressive Growth. The action was instituted under Section 36(b) of the Investment Company Act of 1940 and seeks to recover damages allegedly suffered by Aggressive Growth in connection with fees paid for marketing and shareholder services after Aggressive Growth was closed to new investors.

CUSTODIAN AND TRANSFER AGENT

         State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. The custodian attends to the collection of principal and income, pays and collects all monies for securities bought and sold by the Funds and performs certain other ministerial duties. A I M Fund Services, Inc., a wholly owned subsidiary of AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 (the "Transfer Agent"), acts as transfer and dividend disbursing agent for the Funds. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Funds pay the Custodian and the Transfer Agent such compensation as may be agreed upon from time to time.

         Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as Sub-Custodian for retail purchases of the AIM Funds.

         Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") has entered into an agreement with the Company (and certain other AIM Funds), First Data Investor Service Group (formerly The Shareholder Services Group, Inc.) and Financial Data Services, Inc., pursuant to which MLPF&S has agreed to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

PRINCIPAL HOLDERS OF SECURITIES

BLUE CHIP

         To the best of the knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Blue Chip as of February 2, 1998, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:

                                                      PERCENT                      PERCENT OWNED
NAME AND ADDRESS                                      OWNED OF                     OF RECORD AND
OF RECORD OWNER                                     RECORD ONLY                    *BENEFICIALLY
----------------                                   --------------                  -------------
RETAIL CLASS A SHARES

Merrill Lynch Pierce Fenner & Smith                     - 0 -                          7.35%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

RETAIL CLASS B SHARES

Merrill Lynch Pierce Fenner & Smith                      - 0 -                        11.88%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

RETAIL CLASS C SHARES

Merrill Lynch Pierce Fenner & Smith                      - 0 -                       28.22%**
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246


------------------

* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

CHARTER

         To the best of the knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Charter as of February 2, 1998, and the Institutional Class of Charter as of February 2, 1998, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:

                                                       PERCENT                    PERCENT OWNED
NAME AND ADDRESS                                       OWNED OF                   OF RECORD AND
OF RECORD OWNER                                      RECORD ONLY*                 BENEFICIALLY
----------------                                     ------------                 -------------
RETAIL CLASS A SHARES

Merrill Lynch Pierce Fenner & Smith                      - 0 -                        11.39%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

Great-West Life and Annuity Insurance Co.                7.27%                         - 0 -
401(k) Unit Valuations
Attn: Rod Switzer 2T2
8515 E. Orchard
Englewood, CO 80111

RETAIL CLASS B SHARES

Merrill Lynch Pierce Fenner & Smith                      - 0 -                         9.34%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

RETAIL CLASS C SHARES

Merrill Lynch Pierce Fenner & Smith                      - 0 -                        22.25%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246


----------------

* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                      PERCENT           PERCENT OWNED
NAME AND ADDRESS                                      OWNED OF          OF RECORD AND
OF RECORD OWNER                                      RECORD ONLY*       BENEFICIALLY
----------------                                     ------------       -------------
INSTITUTIONAL CLASS

Commonwealth of Massachusetts                          94.81%**             - 0 -
One Ashburton Place
12th Floor
Boston, MA  02108


WEINGARTEN

         To the best of the knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Weingarten as of February 2, 1998, and the Institutional Class of Weingarten as of February 2, 1998, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:

                                                      PERCENT                     PERCENT OWNED
NAME AND ADDRESS                                      OWNED OF                    OF RECORD AND
OF RECORD OWNER                                      RECORD ONLY*                 BENEFICIALLY
----------------                                     ------------                 -------------
RETAIL CLASS A SHARES

Merrill Lynch Pierce Fenner & Smith                      - 0 -                        17.55%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

Great-West Life and Annuity                              5.14%                         - 0 -
Insurance Co.
401(K) Unit Valuations
Attn: Rod Switzer 2T2
8515 E. Orchard
Englewood, CO 80111

RETAIL CLASS B SHARES

Merrill Lynch Pierce Fenner & Smith                      - 0 -                        10.98%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

-----------------

* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

                                                       PERCENT                    PERCENT OWNED
NAME AND ADDRESS                                       OWNED OF                   OF RECORD AND
OF RECORD OWNER                                      RECORD ONLY*                 BENEFICIALLY
----------------                                     ------------                 -------------
RETAIL CLASS C SHARES

Merrill Lynch Pierce Fenner & Smith                      - 0 -                        22.35%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

INSTITUTIONAL CLASS

Commonwealth of Massachusetts                             87.17%**                     - 0 -
One Ashburton Place
12th Floor
Boston, MA 02108

Nationwide Ohio Variable Account                           - 0 -                       5.14%
P. O. Box 182029
Columbus, OH 43218

Peoples Two Ten Company                                    5.28%                       - 0 -
Attn: Trust Operations, 7th Floor
C/O Summit Bank
P. O. Box 821
Hackensack, NJ 07602


------------------

* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

CONSTELLATION

         To the best of the knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Constellation as of February 2, 1998, and of the Institutional Class of Constellation as of February 2, 1998, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:

                                                         PERCENT                 PERCENT OWNED
NAME AND ADDRESS                                         OWNED OF                OF RECORD AND
OF RECORD OWNER                                        RECORD ONLY*              BENEFICIALLY
----------------                                       ------------              -------------
RETAIL CLASS A SHARES

Merrill Lynch Pierce Fenner & Smith                      - 0 -                        14.18%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

RETAIL CLASS B SHARES

Merrill Lynch Pierce Fenner & Smith                      - 0 -                         8.78%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

RETAIL CLASS C SHARES

Merrill Lynch Pierce Fenner & Smith                       - 0 -                       31.18%**
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

INSTITUTIONAL CLASS

Nationwide Ohio Variable Account                       60.12%**                        - 0 -
P.O. Box 182029
Columbus, Ohio 43218

Commonwealth of Massachusetts                          29.27%**                        - 0 -
One Ashburton Place
12th Floor
Boston, MA 02108

-----------------

* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

AGGRESSIVE GROWTH

         To the best of the knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding Class A shares of Aggressive Growth as of February 2, 1998, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:

                                                      PERCENT                     PERCENT OWNED
NAME AND ADDRESS                                      OWNED OF                    OF RECORD AND
OF RECORD OWNER                                      RECORD ONLY*                 Beneficially
----------------                                     ------------                 --------------
RETAIL CLASS A SHARES

Merrill Lynch Pierce Fenner & Smith                      - 0 -                        18.20%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246


CAPITAL DEVELOPMENT

         To the best of the knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding Class A, Class B and Class C shares of Capital Development as of February 2, 1998, and the amount of the outstanding shares held of record and beneficially owned by such holders are set forth below:

                                                       PERCENT                   PERCENT OWNED
NAME AND ADDRESS                                       0WNED OF                  OF RECORD AND
OF RECORD OWNER                                      RECORD ONLY*                BENEFICIALLY
----------------                                     ------------                -------------
RETAIL CLASS A SHARES

Merrill Lynch Pierce Fenner & Smith                      - 0 -                        16.00%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

RETAIL CLASS B SHARES

Merrill Lynch Pierce Fenner & Smith                      - 0 -                        19.68%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

-----------------

* The Funds have no knowledge as to whether all or any portion of the shares owned of record only are also owned beneficially.

                                                      PERCENT                     PERCENT OWNED
NAME AND ADDRESS                                      OWNED OF                    OF RECORD AND
OF RECORD OWNER                                      RECORD ONLY*                 BENEFICIALLY
----------------                                     ------------                 -------------
RETAIL CLASS C SHARES

Merrill Lynch Pierce Fenner & Smith                      - 0 -                       32.42%**
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 3rd Floor
Jacksonville, FL  32246

         As of February 2, 1998, the directors/trustees and officers of the Company as a group owned beneficially less than 1% of the outstanding shares of each class of Blue Chip, Charter, Weingarten, Constellation, Aggressive Growth and Capital Development.

OTHER INFORMATION

         The Prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Company has filed with the SEC under the 1933 Act and reference is hereby made to the Registration Statement for further information with respect to the Funds and the securities offered hereby. The Registration Statement is available for inspection by the public at the SEC in Washington, D.C.






--------

* The Funds have no knowledge as to whether all or any portion of the shares owned or record only are also owned beneficially.

** A shareholder who holds 25% or more of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

                                    APPENDIX

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S

         Commercial paper rated by Standard & Poor's has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well-established, and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's Commercial Paper is rated A-1 or A-2. A-1 indicates the degree of safety regarding time of payment is very strong. A-2 indicates that the capacity for timely payment is strong, but that the relative degree of safety is not as overwhelming as for issues designated A-1.

MOODY'S

         Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of a parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or Prime-2.


                      DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S

         AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

MOODY'S

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high-grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                              FINANCIAL STATEMENTS





                                       FS

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Aggressive Growth Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Aggressive Growth Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, the ten month period ended October 31, 1993 and the year ended December 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Aggressive Growth Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, the ten month period ended October 31, 1993 and the year ended December 31, 1992, in conformity with generally accepted accounting principles.


                                                       KPMG Peat Marwick LLP

                       Houston, Texas
                       December 5, 1997

SCHEDULE OF INVESTMENTS

October 31, 1997

                                                     MARKET
                                      SHARES         VALUE

COMMON STOCKS-95.19%

AEROSPACE/DEFENSE-0.41%

BE Aerospace, Inc.(a)                  355,000   $    9,984,375
---------------------------------------------------------------
Precision Castparts Corp.              100,000        5,881,250
---------------------------------------------------------------
                                                     15,865,625
---------------------------------------------------------------

AIR FREIGHT-0.70%

Air Express International Corp.        150,000        4,593,750
---------------------------------------------------------------
Airborne Freight Corp.                 200,000       12,675,000
---------------------------------------------------------------
Expeditors International of
  Washington, Inc.                     262,500        9,646,875
---------------------------------------------------------------
                                                     26,915,625
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.45%

Borg-Warner Automotive, Inc.           150,000        8,175,000
---------------------------------------------------------------
Danaher Corp.                           70,000        3,836,875
---------------------------------------------------------------
Keystone Automotive Industries,
  Inc.(a)                              250,000        5,531,250
---------------------------------------------------------------
                                                     17,543,125
---------------------------------------------------------------

BANKS (REGIONAL)-0.65%

Bank United Corp.-Class A              175,000        7,350,000
---------------------------------------------------------------
First Savings Bank of Washington
  Bancorp, Inc.                        250,000        5,937,500
---------------------------------------------------------------
Imperial Bancorp(a)                    150,000        6,543,750
---------------------------------------------------------------
Provident Bankshares Corp.             100,000        5,400,000
---------------------------------------------------------------
                                                     25,231,250
---------------------------------------------------------------

BANKS (MONEY CENTER)-0.22%

First Republic Bank(a)                 300,000        8,475,000
---------------------------------------------------------------

BIOTECHNOLOGY-0.36%

Curative Technologies, Inc.(a)         225,000        6,778,125
---------------------------------------------------------------
Kos Pharmaceuticals, Inc.(a)           200,000        7,150,000
---------------------------------------------------------------
                                                     13,928,125
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-1.15%

Chancellor Media Corp.(a)              200,000       10,975,000
---------------------------------------------------------------
Heftel Broadcasting Corp.(a)           316,700       21,060,550
---------------------------------------------------------------
Jacor Communications, Inc.(a)          300,000       12,562,500
---------------------------------------------------------------
                                                     44,598,050
---------------------------------------------------------------

BUILDING MATERIALS-0.24%

Apogee Enterprises, Inc.               200,000        4,775,000
---------------------------------------------------------------
TJ International, Inc.                 200,000        4,600,000
---------------------------------------------------------------
                                                      9,375,000
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.19%

Cambrex Corp.                          150,000        7,190,625
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.93%

ADC Telecommunications, Inc.(a)        552,200   $   18,291,625
---------------------------------------------------------------
Audiovox Corp.-Class A(a)              243,400        2,205,812
---------------------------------------------------------------
Boston Technology, Inc.(a)             250,000        6,781,250
---------------------------------------------------------------
Brightpoint, Inc.(a)(b)                700,106       23,103,498
---------------------------------------------------------------
Coherent Communications Systems
  Corp.(a)                             500,000       15,125,000
---------------------------------------------------------------
Comverse Technology, Inc.(a)           150,000        6,187,500
---------------------------------------------------------------
Davox Corp.(a)                         250,000        8,937,500
---------------------------------------------------------------
Digital Microwave Corp.(a)             225,000        8,100,000
---------------------------------------------------------------
Discreet Logic, Inc.(a)(Canada)        350,000        6,846,875
---------------------------------------------------------------
Glenayre Technologies, Inc.(a)         250,000        3,250,000
---------------------------------------------------------------
Innova Corp.(a)                        200,000        4,300,000
---------------------------------------------------------------
MasTec, Inc.(a)                        200,000        6,487,500
---------------------------------------------------------------
NACT Telecommunications, Inc.(a)       225,000        3,065,625
---------------------------------------------------------------
P-COM, Inc.(a)                         300,000        6,037,500
---------------------------------------------------------------
Premisys Communications, Inc.(a)       200,000        5,450,000
---------------------------------------------------------------
REMEC, Inc.(a)                         250,000        6,343,750
---------------------------------------------------------------
Teledata Communication
  Ltd.(a)(Israel)                      170,100        5,273,100
---------------------------------------------------------------
TESSCO Technologies, Inc.(a)(b)        350,000        7,525,000
---------------------------------------------------------------
Tollgrade Communications,
  Inc.(a)(b)                           350,000        8,618,750
---------------------------------------------------------------
                                                    151,930,285
---------------------------------------------------------------

COMPUTERS (HARDWARE)-1.25%

Citrix Systems, Inc.(a)                250,000       18,359,375
---------------------------------------------------------------
Concord EFS, Inc.(a)                   725,000       21,523,437
---------------------------------------------------------------
Data General Corp.(a)                  325,000        6,256,250
---------------------------------------------------------------
National Instruments Corp.(a)           50,000        2,275,000
---------------------------------------------------------------
                                                     48,414,062
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.43%

International Network Services(a)      100,000        2,200,000
---------------------------------------------------------------
MMC Networks, Inc.(a)                   80,000        1,750,000
---------------------------------------------------------------
Premiere Technologies, Inc.(a)         375,000       12,750,000
---------------------------------------------------------------
                                                     16,700,000
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.33%

Creative Technology
  Limited(a)(Singapore)                200,000        5,087,500
---------------------------------------------------------------
Encad, Inc.(a)                         125,000        4,062,500
---------------------------------------------------------------
MicroTouch Systems, Inc.(a)(b)         525,000       12,665,625
---------------------------------------------------------------
Network Appliance, Inc.(a)             150,000        7,537,500
---------------------------------------------------------------
QLogic Corp.(a)                        100,000        3,250,000
---------------------------------------------------------------
SanDisk Corp.(a)                       294,300        7,026,412
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

COMPUTERS (PERIPHERALS)-(CONTINUED)

STB Systems, Inc.(a)(b)                400,000   $   11,750,000
---------------------------------------------------------------
                                                     51,379,537
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-8.47%

Accelr8 Technology Corp.(a)            130,000        2,583,750
---------------------------------------------------------------
Advanced Fibre Communications,
  Inc.(a)                              250,000        7,265,625
---------------------------------------------------------------
Analysts International Corp.           200,000        9,025,000
---------------------------------------------------------------
Applied Voice Technology, Inc.(a)      200,000        5,200,000
---------------------------------------------------------------
Aspect Development, Inc.(a)            400,000       18,700,000
---------------------------------------------------------------
Avant! Corp.(a)                        275,000        7,218,750
---------------------------------------------------------------
Axent Technologies, Inc.(a)            375,000        8,765,625
---------------------------------------------------------------
CBT Group PLC-ADR(a)(Ireland)          150,000       11,512,500
---------------------------------------------------------------
Check Point Software Technologies
  Ltd.(a)(Israel)                      250,000       10,656,250
---------------------------------------------------------------
Computer Task Group, Inc.              200,000        5,650,000
---------------------------------------------------------------
CyberMedia, Inc.(a)                    200,000        5,950,000
---------------------------------------------------------------
DAOU Systems, Inc.(a)                  250,000        6,593,750
---------------------------------------------------------------
Documentum, Inc.(a)                    100,000        2,987,500
---------------------------------------------------------------
DSP Group, Inc.(a)                     400,000       14,175,000
---------------------------------------------------------------
Engineering Animation, Inc.(a)(b)      310,100       13,683,162
---------------------------------------------------------------
HBO & Co.                              250,000       10,875,000
---------------------------------------------------------------
IDX Systems Corp.(a)                   300,000       10,125,000
---------------------------------------------------------------
Integrated Systems, Inc.(a)            200,000        3,525,000
---------------------------------------------------------------
Jack Henry & Associates                225,000        5,793,750
---------------------------------------------------------------
JDA Software Group, Inc.(a)            200,000        6,250,000
---------------------------------------------------------------
Legato Systems, Inc.(a)                250,000       10,687,500
---------------------------------------------------------------
Lycos, Inc.(a)                         100,000        2,612,500
---------------------------------------------------------------
Midway Games Inc.(a)                   300,000        6,281,250
---------------------------------------------------------------
Network General Corp.(a)               582,700       11,799,675
---------------------------------------------------------------
NOVA Corp.(a)                          253,000        6,799,375
---------------------------------------------------------------
Peerless Systems Corp.(a)              500,000        6,500,000
---------------------------------------------------------------
PeopleSoft, Inc.(a)                    100,000        6,287,500
---------------------------------------------------------------
Quadramed Corp.(a)                     100,000        2,350,000
---------------------------------------------------------------
Quickturn Design Systems, Inc.(a)      380,200        4,990,125
---------------------------------------------------------------
RadiSys Corp.(a)                       150,000        6,975,000
---------------------------------------------------------------
RWD Technologies, Inc.(a)               66,600        1,498,500
---------------------------------------------------------------
Sapient Corp.(a)                       150,000        7,987,500
---------------------------------------------------------------
Security Dynamics Technologies,
  Inc.(a)                              300,000       10,162,500
---------------------------------------------------------------
Simulation Sciences, Inc.(a)           250,000        4,562,500
---------------------------------------------------------------
Sterling Commerce, Inc.(a)             100,160        3,324,060
---------------------------------------------------------------
Sterling Software, Inc.(a)             100,000        3,412,500
---------------------------------------------------------------
Technology Solutions Co.(a)            187,500        5,906,250
---------------------------------------------------------------
Tecnomatix Technologies Ltd.(a)
  (Israel)                             200,000        6,175,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

3Dfx Interactive, Inc.(a)              125,000   $    2,125,000
---------------------------------------------------------------
Transaction Systems Architects,
  Inc.-Class A(a)                      200,000        7,825,000
---------------------------------------------------------------
Vantive Corp.(a)                       150,000        3,787,500
---------------------------------------------------------------
Veritas Software Corp.(a)              375,000       15,609,375
---------------------------------------------------------------
Viasoft, Inc.(a)                       166,500        6,826,500
---------------------------------------------------------------
Whittman-Hart, Inc.(a)                 100,000        2,900,000
---------------------------------------------------------------
Wind River Systems(a)                  150,000        5,756,250
---------------------------------------------------------------
Xpedite Systems, Inc.(a)               100,000        2,462,500
---------------------------------------------------------------
Yahoo! Inc.(a)                         116,250        5,096,835
---------------------------------------------------------------
                                                    327,236,357
---------------------------------------------------------------

CONSTRUCTION (CEMENT & AGGREGATES)-0.03%

Transcoastal Marine Services(a)         50,000        1,243,750
---------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES &
  GIFTS)-0.55%

Action Performance Companies,
  Inc.(a)                              400,000       10,250,000
---------------------------------------------------------------
Blyth Industries, Inc.(a)              441,300       10,977,337
---------------------------------------------------------------
                                                     21,227,337
---------------------------------------------------------------

CONSUMER FINANCE-1.33%

AmeriCredit Corp.(a)                   300,000        8,718,750
---------------------------------------------------------------
Delta Financial Corp.(a)               100,900        1,841,425
---------------------------------------------------------------
FIRSTPLUS Financial Group, Inc.(a)     450,000       24,750,000
---------------------------------------------------------------
IMC Mortgage Co.(a)                    600,000       10,425,000
---------------------------------------------------------------
Money Store, Inc. (The)                200,000        5,675,000
---------------------------------------------------------------
                                                     51,410,175
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.10%

Patterson Dental Co.(a)                100,000        4,000,000
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-3.87%

Avid Technology, Inc.(a)               300,000        8,568,750
---------------------------------------------------------------
Black Box Corp.(a)                     300,000       12,300,000
---------------------------------------------------------------
Chicago Miniature Lamp, Inc.(a)        250,000        8,000,000
---------------------------------------------------------------
Cohu, Inc.                              95,000        3,556,562
---------------------------------------------------------------
Cyberoptics Corp.(a)(b)                300,000        8,250,000
---------------------------------------------------------------
Electro Scientific Industries,
  Inc.(a)                              100,000        4,850,000
---------------------------------------------------------------
HADCO Corp.(a)                         150,000        8,306,250
---------------------------------------------------------------
Kemet Corp.(a)                         350,000        7,612,500
---------------------------------------------------------------
Littelfuse, Inc.(a)                    150,000        4,593,750
---------------------------------------------------------------
Pinnacle Systems, Inc.(a)              300,000        8,100,000
---------------------------------------------------------------
RF Monolithics, Inc.(a)                200,000        2,700,000
---------------------------------------------------------------
Robbins & Myers, Inc.                  200,000        7,575,000
---------------------------------------------------------------
Sanmina Corp.(a)                       225,000       16,818,750
---------------------------------------------------------------
Sawtek Inc.(a)                         210,000        7,140,000
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

ELECTRICAL EQUIPMENT-(CONTINUED)

SCI Systems, Inc.(a)                   300,000   $   13,200,000
---------------------------------------------------------------
Symbol Technologies, Inc.              300,000       11,925,000
---------------------------------------------------------------
Technitrol, Inc.                       250,000        7,718,750
---------------------------------------------------------------
Uniphase Corp.(a)                      125,000        8,390,625
---------------------------------------------------------------
                                                    149,605,937
---------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.99%

Anicom, Inc.(a)                        400,000        6,200,000
---------------------------------------------------------------
Benchmarq Microelectronics,
  Inc.(a)(b)                           425,000        8,818,750
---------------------------------------------------------------
Computer Products, Inc.(a)             600,000       16,350,000
---------------------------------------------------------------
Kent Electronics Corp.(a)              200,000        6,987,500
---------------------------------------------------------------
                                                     38,356,250
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-1.04%

Aavid Thermal Technologies(a)          100,000        2,975,000
---------------------------------------------------------------
Alpha Industries, Inc.(a)              184,700        2,932,112
---------------------------------------------------------------
CellStar Corp.(a)                      675,000       22,907,812
---------------------------------------------------------------
Thermo Optek Corp.(a)                  350,000        5,928,125
---------------------------------------------------------------
ThermoQuest Corp.(a)                   300,000        5,362,500
---------------------------------------------------------------
                                                     40,105,549
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-5.45%

Alliance Semiconductor Corp.(a)        300,000        2,250,000
---------------------------------------------------------------
ANADIGICS, Inc.(a)                     300,000       11,100,000
---------------------------------------------------------------
ASE Test Ltd.(a)(Taiwan)                94,300        5,162,925
---------------------------------------------------------------
ATMI Inc.(a)                           150,000        4,031,250
---------------------------------------------------------------
Burr-Brown Corp.(a)                    350,000       10,587,500
---------------------------------------------------------------
Cypress Semiconductor Corp.(a)         550,000        6,187,500
---------------------------------------------------------------
Dallas Semiconductor Corp.             300,000       14,662,500
---------------------------------------------------------------
Flextronics International Ltd.(a)      500,000       19,000,000
---------------------------------------------------------------
General Scanning, Inc.(a)              150,000        3,871,875
---------------------------------------------------------------
Integrated Circuit Systems,
  Inc.(a)                              125,400        4,294,950
---------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                              450,000        5,203,125
---------------------------------------------------------------
International Rectifier Corp.(a)       185,100        2,533,556
---------------------------------------------------------------
Lattice Semiconductor Corp.(a)         175,000        8,760,938
---------------------------------------------------------------
Level One Communications, Inc.(a)      225,000       10,125,000
---------------------------------------------------------------
Micrel, Inc.(a)                        200,000        7,175,000
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                    350,000        9,231,250
---------------------------------------------------------------
Semtech Corp.(a)                       150,000        6,984,375
---------------------------------------------------------------
Sipex Corp.(a)(b)                    1,000,000       32,875,000
---------------------------------------------------------------
3Dlabs Inc., Ltd.(a)                   400,000        8,500,000
---------------------------------------------------------------
Tower Semiconductor Ltd. (Israel)      250,000        2,937,500
---------------------------------------------------------------
Unitrode Corp.(a)                      400,000       10,725,000
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)         350,000       15,181,250
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-(CONTINUED)

VLSI Technology, Inc.(a)               300,000   $    8,887,500
---------------------------------------------------------------
                                                    210,267,994
---------------------------------------------------------------

ENTERTAINMENT-0.30%

Cinar Films Inc.-Class
  B(a)(Canada)                          60,500        2,351,938
---------------------------------------------------------------
N2K Inc.(a)                            350,000        9,209,374
---------------------------------------------------------------
                                                     11,561,312
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-1.59%

BMC Industries, Inc.                   350,000       11,265,625
---------------------------------------------------------------
Credence Systems Corp.(a)              400,000       11,800,000
---------------------------------------------------------------
DuPont Photomasks, Inc.(a)             150,000        6,450,000
---------------------------------------------------------------
Electroglas, Inc.(a)                   300,000        5,700,000
---------------------------------------------------------------
Integrated Process Equipment
  Corp.(a)                             200,000        4,437,500
---------------------------------------------------------------
Photronics, Inc.(a)                    250,000       10,718,750
---------------------------------------------------------------
Silicon Valley Group, Inc.(a)          250,000        7,187,500
---------------------------------------------------------------
Speedfam International, Inc.(a)        100,000        3,712,500
---------------------------------------------------------------
                                                     61,271,875
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.63%

Amresco, Inc.(a)                       350,000       10,981,250
---------------------------------------------------------------
Ocwen Financial Corp.(a)               150,000        8,240,625
---------------------------------------------------------------
United Companies Financial Corp.       200,000        5,062,500
---------------------------------------------------------------
                                                     24,284,375
---------------------------------------------------------------

FOOTWEAR-0.31%

Stride Rite Corp.                      250,000        2,937,500
---------------------------------------------------------------
Wolverine World Wide, Inc.             400,000        8,800,000
---------------------------------------------------------------
                                                     11,737,500
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-2.01%

Alpharma, Inc.-Class A                 495,834       10,939,338
---------------------------------------------------------------
Biovail Corp.
  International(a)(Canada)             400,000       11,550,000
---------------------------------------------------------------
Columbia Laboratories, Inc.(a)         500,000        8,000,000
---------------------------------------------------------------
Dura Pharmaceuticals, Inc.(a)          207,000       10,013,625
---------------------------------------------------------------
Jones Medical Industries, Inc.         250,000        7,531,250
---------------------------------------------------------------
Medicis Pharmaceutical Corp.(a)        405,000       19,490,625
---------------------------------------------------------------
Parexel International Corp.(a)         100,000        3,612,500
---------------------------------------------------------------
VIVUS, Inc.(a)                         250,000        6,593,750
---------------------------------------------------------------
                                                     77,731,088
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-1.60%

Health Management Associates,
  Inc.-Class A(a)                    1,106,493       26,970,766
---------------------------------------------------------------
Quorum Health Group, Inc.(a)           450,000       10,912,500
---------------------------------------------------------------
Tenet Healthcare Corp.(a)              200,000        6,112,500
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

HEALTH CARE (HOSPITAL MANAGEMENT)-(CONTINUED)

Universal Health Services,
  Inc.-Class B(a)                      400,000   $   17,625,000
---------------------------------------------------------------
                                                     61,620,766
---------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-1.62%

Assisted Living Concepts, Inc.(a)      335,000        6,867,500
---------------------------------------------------------------
Atria Communities, Inc.(a)             250,000        4,156,250
---------------------------------------------------------------
CareMatrix Corp.(a)                    400,000       10,900,000
---------------------------------------------------------------
Health Care and Retirement
  Corp.(a)                             325,000       12,289,062
---------------------------------------------------------------
HEALTHSOUTH Corp.(a)                   750,000       19,171,875
---------------------------------------------------------------
Sunrise Assisted Living, Inc.(a)       244,800        9,088,200
---------------------------------------------------------------
                                                     62,472,887
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.97%

American Oncology Resources,
  Inc.(a)                              500,000        7,312,500
---------------------------------------------------------------
Concentra Managed Care, Inc.(a)        578,600       18,876,825
---------------------------------------------------------------
Express Scripts, Inc.-Class A(a)       125,000        7,046,875
---------------------------------------------------------------
PhyCor, Inc.(a)                        187,500        4,324,218
---------------------------------------------------------------
                                                     37,560,418
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-3.20%

ADAC Laboratories                      250,000        4,875,000
---------------------------------------------------------------
Arterial Vascular Engineering,
  Inc.(a)                              300,000       15,937,500
---------------------------------------------------------------
Coopers Companies, Inc.(a)             100,000        3,581,250
---------------------------------------------------------------
Dentsply International, Inc.           300,000        8,512,500
---------------------------------------------------------------
Healthdyne Technologies(a)             300,000        6,000,000
---------------------------------------------------------------
Henry Schein, Inc.(a)                  200,000        6,575,000
---------------------------------------------------------------
MiniMed, Inc.(a)                       150,000        5,850,000
---------------------------------------------------------------
Physician Sales & Service, Inc.(a)     500,000       12,250,000
---------------------------------------------------------------
ResMed, Inc.(a)                        275,000        7,700,000
---------------------------------------------------------------
Respironics, Inc.(a)                   350,000        9,843,750
---------------------------------------------------------------
Safeskin Corp.(a)                      250,000       11,343,750
---------------------------------------------------------------
Sullivan Dental Products, Inc.         300,000        7,012,500
---------------------------------------------------------------
Sybron International Corp.(a)          600,000       24,075,000
---------------------------------------------------------------
                                                    123,556,250
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-3.08%

Access Health, Inc.(a)                 200,000        6,950,000
---------------------------------------------------------------
American HomePatient, Inc.(a)          337,350        8,686,763
---------------------------------------------------------------
BioReliance Corp.(a)                   150,000        3,337,500
---------------------------------------------------------------
Boron, LePore & Associates,
  Inc.(a)                              200,000        4,875,000
---------------------------------------------------------------
First Commonwealth, Inc.(a)            162,500        2,356,250
---------------------------------------------------------------
FPA Medical Management, Inc.(a)        500,000       12,062,500
---------------------------------------------------------------
Lincare Holdings, Inc.(a)              150,000        8,043,750
---------------------------------------------------------------
NCS HealthCare, Inc.-Class A(a)        125,000        2,921,875
---------------------------------------------------------------
Omnicare, Inc.                         500,000       13,906,250
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-(CONTINUED)

Orthodontic Centers of America,
  Inc.(a)                              625,000   $   10,820,312
---------------------------------------------------------------
Pediatrix Medical Group, Inc.(a)       200,000        8,450,000
---------------------------------------------------------------
Renal Care Group, Inc.(a)              174,050        5,830,675
---------------------------------------------------------------
Renal Treatment Centers, Inc.(a)       150,000        4,978,125
---------------------------------------------------------------
Superior Consultant Holdings
  Corp.(a)                             285,000        8,835,000
---------------------------------------------------------------
Total Renal Care Holdings, Inc.(a)     250,000        7,703,125
---------------------------------------------------------------
Transition Systems, Inc.(a)            450,000        9,112,500
---------------------------------------------------------------
                                                    118,869,625
---------------------------------------------------------------

HOME BUILDING-0.20%

American Homestar Corp.(a)             350,000        7,875,000
---------------------------------------------------------------

HOUSEHOLD FURNITURE & APPLIANCES-0.23%

Ethan Allen Interiors, Inc.            250,000        8,859,375
---------------------------------------------------------------

HOUSEWARES-1.05%

Central Garden and Pet Co.(a)          350,000        9,187,500
---------------------------------------------------------------
Day Runner, Inc.(a)                    173,400        6,990,187
---------------------------------------------------------------
Helen of Troy Ltd.(a)                1,200,000       19,950,000
---------------------------------------------------------------
Windmere-Durable Holdings Inc.         200,000        4,525,000
---------------------------------------------------------------
                                                     40,652,687
---------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-0.31%

John Alden Financial Corp.             175,000        4,801,562
---------------------------------------------------------------
Penn Treaty American Corp.(a)          225,000        7,228,125
---------------------------------------------------------------
                                                     12,029,687
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-1.67%

CapMAC Holdings, Inc.                  125,000        3,750,000
---------------------------------------------------------------
CMAC Investment Corp.                  300,000       16,406,250
---------------------------------------------------------------
Executive Risk Inc.                    185,000       12,186,875
---------------------------------------------------------------
Frontier Insurance Group, Inc.         200,000        6,737,500
---------------------------------------------------------------
HCC Insurance Holdings, Inc.           650,000       15,193,750
---------------------------------------------------------------
Vesta Insurance Group, Inc.            178,500       10,375,313
---------------------------------------------------------------
                                                     64,649,688
---------------------------------------------------------------

INVESTMENTS-0.26%

Sirrom Capital Corp.                   200,000       10,075,000
---------------------------------------------------------------

IRON & STEEL-0.45%

Northwest Pipe Co.(a)                  170,000        4,122,500
---------------------------------------------------------------
NS Group, Inc.(a)(b)                   500,000       13,375,000
---------------------------------------------------------------
                                                     17,497,500
---------------------------------------------------------------

LAND DEVELOPMENT-0.28%

Fairfield Communities, Inc.(a)         250,000       10,984,375
---------------------------------------------------------------

LEISURE & RECREATION-0.29%

North Face, Inc.(The)(a)               350,000        8,268,750
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

LEISURE & RECREATION-(CONTINUED)

Penske Motorsports, Inc.(a)            100,000   $    2,962,500
---------------------------------------------------------------
                                                     11,231,250
---------------------------------------------------------------

LODGING (HOTELS)-0.39%

Prime Hospitality Corp.(a)             450,000        9,168,750
---------------------------------------------------------------
Suburban Lodges of America,
  Inc.(a)                               80,000        1,980,000
---------------------------------------------------------------
Wyndham Hotel Corp.(a)                  83,300        3,743,294
---------------------------------------------------------------
                                                     14,892,044
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.67%

Applied Power, Inc.-Class A            125,000        7,734,375
---------------------------------------------------------------
DT Industries, Inc.                    300,000        9,000,000
---------------------------------------------------------------
Gardner Denver Machinery Inc.(a)       250,000        8,968,750
---------------------------------------------------------------
                                                     25,703,125
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.34%

AMETEK, Inc.                           200,000        4,712,500
---------------------------------------------------------------
Coflexip S.A.-ADR (France)             140,100        7,705,500
---------------------------------------------------------------
Halter Marine Group, Inc.(a)           350,000       18,309,375
---------------------------------------------------------------
Rock of Ages Corp.(a)                  150,000        2,850,000
---------------------------------------------------------------
US Filter Corp.(a)                     450,000       18,056,250
---------------------------------------------------------------
                                                     51,633,625
---------------------------------------------------------------

MEDICAL INSTRUMENTS/PRODUCTS-0.05%

ESC Medical Systems
  Ltd.(a)(Israel)                       47,850        1,878,113
---------------------------------------------------------------

NATURAL GAS-0.06%

Edge Petroleum Corp.(a)                160,000        2,340,000
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-1.09%

Boise Cascade Office Products
  Corp.(a)                             400,000        7,600,000
---------------------------------------------------------------
Daisytek International Corp.(a)(b)     250,000        9,531,250
---------------------------------------------------------------
Danka Business Systems PLC-ADR
  (United Kingdom)                     250,000        9,250,000
---------------------------------------------------------------
Herman Miller, Inc.                    250,000       12,218,750
---------------------------------------------------------------
Mail-Well, Inc.(a)                     100,000        3,462,500
---------------------------------------------------------------
                                                     42,062,500
---------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-9.16%

Camco International, Inc.              225,000       16,256,250
---------------------------------------------------------------
CE Franklin Ltd.(a)                    365,900        4,939,650
---------------------------------------------------------------
Cliffs Drilling Co.(a)                 225,000       16,354,688
---------------------------------------------------------------
Core Laboratories N.V.(a)
  (Netherlands)                        200,000        8,000,000
---------------------------------------------------------------
EVI, Inc.(a)                           450,000       28,884,375
---------------------------------------------------------------
Friede Goldman International
  Inc.(a)                              150,000        5,971,875
---------------------------------------------------------------
Global Industries Ltd.(a)              800,000       16,100,000
---------------------------------------------------------------
Gulf Island Fabrication, Inc.(a)       161,200        5,239,000
---------------------------------------------------------------
Key Energy Group, Inc.(a)              125,000        3,921,875
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)

Lone Star Technologies, Inc.(a)        250,000   $    9,546,875
---------------------------------------------------------------
Marine Drilling Companies, Inc.(a)     350,000       10,368,750
---------------------------------------------------------------
Maverick Tube Corp.(a)(b)              455,000       16,038,750
---------------------------------------------------------------
Mitcham Industries, Inc.(a)            200,000        5,225,000
---------------------------------------------------------------
National-Oilwell, Inc.(a)              400,749       30,682,346
---------------------------------------------------------------
Newpark Resources, Inc.(a)             300,000       12,450,000
---------------------------------------------------------------
Oceaneering International, Inc.(a)     150,000        3,721,875
---------------------------------------------------------------
Patterson Energy, Inc.(a)              550,000       30,800,000
---------------------------------------------------------------
Pool Energy Services Co.(a)            200,000        6,787,500
---------------------------------------------------------------
Precision Drilling
  Corp.(a)(Canada)                     500,000       15,375,000
---------------------------------------------------------------
Pride International, Inc.(a)           400,000       13,200,000
---------------------------------------------------------------
Trico Marine Services, Inc.(a)         300,000       11,025,000
---------------------------------------------------------------
Tubos de Acero de Mexico
  S.A.(a)(Mexico)                      200,000        4,037,500
---------------------------------------------------------------
Tuboscope Vetco International
  Corp.(a)                             420,000       13,335,000
---------------------------------------------------------------
UNIFAB International, Inc.(a)           55,000        1,760,000
---------------------------------------------------------------
UTI Energy Corp.(a)                    450,000       20,081,250
---------------------------------------------------------------
Varco International, Inc.(a)           250,000       15,234,375
---------------------------------------------------------------
Veritas DGC, Inc.(a)                   500,000       20,468,750
---------------------------------------------------------------
Willbros Group, Inc.(a)                425,000        8,287,500
---------------------------------------------------------------
                                                    354,093,184
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-1.36%

Basin Exploration, Inc.(a)             141,000        2,784,750
---------------------------------------------------------------
Cabot Oil and Gas Corp.-Class A        255,800        6,139,200
---------------------------------------------------------------
Comstock Resources, Inc.(a)            150,000        2,512,500
---------------------------------------------------------------
Devon Energy Corp.                     250,000       11,187,500
---------------------------------------------------------------
KCS Energy, Inc.                       200,000        5,262,500
---------------------------------------------------------------
St. Mary Land & Exploration Co.        200,000        8,150,000
---------------------------------------------------------------
Stolt Comex Seaway, S.A.(a)(United
  Kingdom)                             100,000        6,000,000
---------------------------------------------------------------
Tom Brown, Inc.(a)                     150,000        3,712,500
---------------------------------------------------------------
Vintage Petroleum, Inc.                300,000        6,862,500
---------------------------------------------------------------
                                                     52,611,450
---------------------------------------------------------------

PERSONAL CARE-0.67%

Rexall Sundown, Inc.(a)                800,000       17,500,000
---------------------------------------------------------------
Twinlab Corp.(a)                       450,000        8,550,000
---------------------------------------------------------------
                                                     26,050,000
---------------------------------------------------------------

PUBLISHING-0.18%

Meredith Corp.                         200,000        6,812,500
---------------------------------------------------------------

RAILROADS-0.17%

MotivePower Industries, Inc.(a)        250,000        6,656,250
---------------------------------------------------------------

RESTAURANTS-2.84%

Apple South, Inc.                      799,962       14,899,293
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

RESTAURANTS-(CONTINUED)

Applebee's International, Inc.         250,000   $    5,546,875
---------------------------------------------------------------
Cheesecake Factory (The)(a)            250,000        7,875,000
---------------------------------------------------------------
CKE Restaurants, Inc.                  300,000       11,981,250
---------------------------------------------------------------
Dave & Buster's, Inc.(a)               450,000       11,812,500
---------------------------------------------------------------
Foodmaker, Inc.(a)                     500,000        8,218,750
---------------------------------------------------------------
Landry's Seafood Restaurants,
  Inc.(a)                              375,000       10,500,000
---------------------------------------------------------------
Logan's Roadhouse, Inc.(a)(b)          452,000        8,079,500
---------------------------------------------------------------
Papa John's International, Inc.(a)     200,000        5,912,500
---------------------------------------------------------------
Rainforest Cafe, Inc.(a)               275,000        9,384,375
---------------------------------------------------------------
Showbiz Pizza Time, Inc.(a)            340,000        7,225,000
---------------------------------------------------------------
Sonic Corp.(a)                         321,300        8,273,475
---------------------------------------------------------------
Starbucks Corp.(a)                       6,000          198,000
---------------------------------------------------------------
                                                    109,906,518
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.26%

Eagle Hardware & Garden, Inc.(a)       600,000       10,200,000
---------------------------------------------------------------

RETAIL (COMPUTERS &
  ELECTRONICS)-1.78%

Best Buy Co., Inc.(a)                  250,000        6,984,375
---------------------------------------------------------------
CHS Electronics, Inc.(a)               675,000       16,495,313
---------------------------------------------------------------
CompUSA, Inc.(a)                       600,000       19,650,000
---------------------------------------------------------------
MicroAge, Inc.(a)                      350,000        7,700,000
---------------------------------------------------------------
Tech Data Corp.(a)                     400,000       17,800,000
---------------------------------------------------------------
                                                     68,629,688
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.15%

Fred Meyer, Inc.(a)                    200,000        5,712,500
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-1.48%

Ames Department Stores, Inc.(a)        500,000        7,781,250
---------------------------------------------------------------
Dollar Tree Stores, Inc.(a)            285,900       11,578,950
---------------------------------------------------------------
Family Dollar Stores, Inc.             250,000        5,875,000
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)         500,000       19,375,000
---------------------------------------------------------------
99 Cents Only Stores(a)                144,100        5,412,757
---------------------------------------------------------------
Stein Mart, Inc.(a)                    250,000        7,312,500
---------------------------------------------------------------
                                                     57,335,457
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.71%

Quality Food Centers, Inc.(a)          350,000       16,668,750
---------------------------------------------------------------
Whole Foods Market, Inc.(a)            275,000       10,793,750
---------------------------------------------------------------
                                                     27,462,500
---------------------------------------------------------------

RETAIL (HOME SHOPPING)-0.53%

CDW Computer Centers, Inc.(a)          200,000       12,400,000
---------------------------------------------------------------
Micro Warehouse, Inc.(a)               550,000        8,250,000
---------------------------------------------------------------
                                                     20,650,000
---------------------------------------------------------------

RETAIL (SPECIALTY)-3.13%

Finish Line, Inc. (The)-Class A(a)     600,000   $   10,125,000
---------------------------------------------------------------
Garden Ridge Corp.(a)                  741,000        9,910,875
---------------------------------------------------------------
Genesco Inc.(a)                        700,000        8,881,250
---------------------------------------------------------------
Hollywood Entertainment Corp.(a)       400,000        4,900,000
---------------------------------------------------------------
Inacom Corp.(a)                        375,000       11,554,688
---------------------------------------------------------------
Linens 'N Things, Inc.(a)              200,000        7,187,500
---------------------------------------------------------------
Michaels Stores, Inc.(a)               400,000       12,025,000
---------------------------------------------------------------
O'Reilly Automotive, Inc.(a)           250,000        6,093,750
---------------------------------------------------------------
Party City Corp.(a)                    175,000        4,812,500
---------------------------------------------------------------
Petco Animal Supplies, Inc.(a)         450,000       13,837,500
---------------------------------------------------------------
Pier 1 Imports, Inc.                   450,000        8,212,500
---------------------------------------------------------------
Trans World Entertainment Corp.(a)     250,000        7,000,000
---------------------------------------------------------------
Williams-Sonoma, Inc.(a)               225,000        9,028,125
---------------------------------------------------------------
Zale Corp.(a)                          300,000        7,575,000
---------------------------------------------------------------
                                                    121,143,688
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.71%

American Eagle Outfitters, Inc.(a)      46,700        1,354,300
---------------------------------------------------------------
Buckle, Inc. (The)(a)                  340,000        9,180,000
---------------------------------------------------------------
Pacific Sunwear of California(a)       412,500       11,395,313
---------------------------------------------------------------
Paul Harris Stores, Inc.(a)            300,000        5,512,500
---------------------------------------------------------------
                                                     27,442,113
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.36%

TCF Financial Corp.                    100,000        5,687,500
---------------------------------------------------------------
Webster Financial Corp.                135,000        8,319,375
---------------------------------------------------------------
                                                     14,006,875
---------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-1.06%

Abacus Direct Corp.(a)                 275,000       10,106,250
---------------------------------------------------------------
Catalina Marketing Corp.(a)            200,000        9,137,500
---------------------------------------------------------------
CKS Group, Inc.(a)                     250,000        9,062,500
---------------------------------------------------------------
Market Facts, Inc.                     200,000        4,050,000
---------------------------------------------------------------
Metris Companies Inc.                  200,000        8,450,000
---------------------------------------------------------------
                                                     40,806,250
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-2.55%

ABR Information Services, Inc.(a)      250,000        5,875,000
---------------------------------------------------------------
Caribiner International, Inc.(a)       200,000        8,912,500
---------------------------------------------------------------
Cerner Corp.(a)                        500,000       12,125,000
---------------------------------------------------------------
Children's Comprehensive Services,
  Inc.(a)(b)                           436,100        7,870,243
---------------------------------------------------------------
Computer Learning Centers, Inc.(a)     100,000        4,525,000
---------------------------------------------------------------
Equity Corp. International(a)          450,000        9,168,750
---------------------------------------------------------------
G & K Services, Inc.-Class A           150,000        5,400,000
---------------------------------------------------------------
IntelliQuest Information Group,
  Inc.(a)(b)                           525,000        8,925,000
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

SERVICES (COMMERCIAL & CONSUMER)-(CONTINUED)

MSC Industrial Direct Co.,
  Inc.-Class A(a)                      125,000   $    5,203,125
---------------------------------------------------------------
Rental Service Corp.(a)                100,000        2,675,000
---------------------------------------------------------------
Stewart Enterprises, Inc.- Class A     400,000       16,600,000
---------------------------------------------------------------
Strayer Education, Inc.                153,900        7,348,725
---------------------------------------------------------------
Wilmar Industries, Inc.(a)             150,000        3,937,500
---------------------------------------------------------------
                                                     98,565,843
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-1.46%

Cambridge Technology Partners,
  Inc.(a)                              300,000       10,950,000
---------------------------------------------------------------
Compucom Systems, Inc.(a)              600,000        5,662,500
---------------------------------------------------------------
Insight Enterprises, Inc.(a)(b)        525,000       20,540,625
---------------------------------------------------------------
SunGard Data Systems Inc.(a)           600,000       14,175,000
---------------------------------------------------------------
Sykes Enterprises, Inc.(a)             200,000        4,975,000
---------------------------------------------------------------
                                                     56,303,125
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-2.66%

Affiliated Computer Services,
  Inc.(a)                              700,000       17,587,500
---------------------------------------------------------------
Computer Data Systems, Inc.            119,300        4,936,038
---------------------------------------------------------------
Computer Horizons Corp.(a)             150,000        4,556,250
---------------------------------------------------------------
CSG Systems International, Inc.(a)     339,400       13,300,238
---------------------------------------------------------------
Envoy Corp.(a)                         300,000        8,400,000
---------------------------------------------------------------
Fair, Issac and Co., Inc.              100,000        4,343,750
---------------------------------------------------------------
4Front Software International,
  Inc.(a)                               46,400          461,100
---------------------------------------------------------------
Hyperion Software Corp.(a)             300,000       11,437,500
---------------------------------------------------------------
MedQuist, Inc.(a)                      300,000        7,312,500
---------------------------------------------------------------
PMT Services, Inc.(a)                  600,000        9,675,000
---------------------------------------------------------------
Saville Systems Ireland
  PLC-ADR(a)(Ireland)                  350,000       20,912,500
---------------------------------------------------------------
                                                    102,922,376
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-1.11%

Alternative Resources Corp.(a)         250,000        6,187,500
---------------------------------------------------------------
Norrell Corp.                          225,000        6,553,125
---------------------------------------------------------------
RemedyTemp, Inc.- Class A(a)           165,000        3,795,000
---------------------------------------------------------------
Robert Half International, Inc.(a)     375,000       15,351,563
---------------------------------------------------------------
Romac International, Inc.(a)           400,000        8,000,000
---------------------------------------------------------------
Vincam Group, Inc. (The)(a)            100,000        3,137,500
---------------------------------------------------------------
                                                     43,024,688
---------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-0.09%

Cornell Corrections, Inc.(a)           200,000        3,600,000
---------------------------------------------------------------

SPECIALTY PRINTING-0.40%

Consolidated Graphics, Inc.(a)         200,000       10,375,000
---------------------------------------------------------------
World Color Press, Inc.(a)             200,000        5,062,500
---------------------------------------------------------------
                                                     15,437,500
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.52%

Electromagnetic Sciences, Inc.(a)      250,000   $    4,734,375
---------------------------------------------------------------
Powerwave Technologies, Inc.(a)        200,000        6,175,000
---------------------------------------------------------------
World Access, Inc.(a)                  350,000        9,275,000
---------------------------------------------------------------
                                                     20,184,375
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.02%

ACC Corp.                              200,000        7,925,000
---------------------------------------------------------------
Billing Information Concepts(a)        450,000       17,662,500
---------------------------------------------------------------
Tel-Save Holdings, Inc.(a)              39,700          853,550
---------------------------------------------------------------
USLD Communications Corp.(a)           650,000       12,878,125
---------------------------------------------------------------
                                                     39,319,175
---------------------------------------------------------------

TEXTILES (APPAREL)-0.96%

Ashworth, Inc.(a)                      450,000        4,471,875
---------------------------------------------------------------
Nautica Enterprises, Inc.(a)           350,000        9,318,750
---------------------------------------------------------------
Quicksilver, Inc.(a)                   200,000        6,150,000
---------------------------------------------------------------
St. John Knits, Inc.                   300,000       12,056,250
---------------------------------------------------------------
Tommy Hilfiger Corp.(a)                125,000        4,945,313
---------------------------------------------------------------
                                                     36,942,188
---------------------------------------------------------------

TEXTILES (HOME FURNISHINGS)-0.41%

Mohawk Industries, Inc.(a)             250,000        7,687,500
---------------------------------------------------------------
WestPoint Stevens, Inc.(a)             200,000        8,200,000
---------------------------------------------------------------
                                                     15,887,500
---------------------------------------------------------------

TOBACCO-0.14%

Schweitzer-Mauduit International,
  Inc.                                 125,000        5,265,625
---------------------------------------------------------------

TRUCKING-0.84%

Heartland Express, Inc.(a)             150,000        4,125,000
---------------------------------------------------------------
Hub Group, Inc.(a)                     200,000        6,100,000
---------------------------------------------------------------
M.S. Carriers, Inc.(a)                 150,000        3,801,563
---------------------------------------------------------------
Swift Transportation Co., Inc.(a)      300,000        9,600,000
---------------------------------------------------------------
US Xpress Enterprises, Inc.(a)         200,000        4,400,000
---------------------------------------------------------------
Werner Enerprises, Inc.                175,000        4,243,750
---------------------------------------------------------------
                                                     32,270,313
---------------------------------------------------------------

TRUCKS & PARTS-0.08%

Wabash National Corp.                  100,000        2,987,500
---------------------------------------------------------------

WASTE MANAGEMENT-1.61%

Allied Waste Industries, Inc.(a)       500,000       10,187,500
---------------------------------------------------------------
American Disposal Services,
  Inc.(a)                              400,000       14,100,000
---------------------------------------------------------------
ITEQ, Inc.(a)(b)                       650,000        8,125,000
---------------------------------------------------------------
KTI, Inc.(a)                           300,000        4,350,000
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

WASTE MANAGEMENT-(CONTINUED)

Philip Services Corp.(a)(Canada)       400,000   $    7,000,000
---------------------------------------------------------------
USA Waste Services, Inc.(a)            497,500       18,407,500
---------------------------------------------------------------
                                                     62,170,000
---------------------------------------------------------------
  Total Common Stocks                             3,678,428,904
---------------------------------------------------------------

PREFERRED STOCK -0.23%

HOTELS-0.23%

Royal Caribbean Cruises Ltd.-$3.63
  Conv. Pfd.                           115,000        8,740,000
---------------------------------------------------------------

CONVERTIBLE CORPORATE NOTES-0.25%

ADVERTISING/BROADCASTING-0.05%

Jacor Communications Inc., Conv.
  Sr. LYON, 5.50%, 06/12/11(c)      $3,200,000   $    1,959,776
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.20%

Pier 1 Imports, Inc., Conv. Sub.
  Notes, 5.75%, 10/01/03            $4,800,000   $    7,789,968
---------------------------------------------------------------
  Total Convertible Corporate
    Notes                                             9,749,744
---------------------------------------------------------------
U.S. TREASURY SECURITIES-2.15%

U.S. TREASURY BILLS-2.15%

5.093%, 01/02/98(d)(e)              83,780,000       83,111,435
---------------------------------------------------------------
REPURCHASE AGREEMENT-1.93%(f)

HSBC Securities, Inc., 5.65%,
  11/03/97(g)                       74,585,705       74,585,705
---------------------------------------------------------------
TOTAL INVESTMENTS-99.75%                          3,854,615,788
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.25%                                   9,641,521
---------------------------------------------------------------
NET ASSETS-100.00%                               $3,864,257,309
===============================================================

Investment Abbreviations:

ADR  -- American Depository Receipt
Conv. -- Convertible
LYON -- Liquid Yield Option Notes
Pfd.  -- Preferred
Sr.  -- Senior
Sub.  -- Subordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Co. Act of 1940) of that issuer. The aggregate market value of affiliated issuers as of 10/31/97 was $175,116,278 which represented 4.53% of the Fund's net assets.
(c) Zero coupon bond. Interest rate shown represents the rate of original issue discount.
(d) U.S. Treasury bills are traded on discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(e) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See note 7.
(f) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(g) Joint repurchase agreement entered into 10/31/97 with a maturing value of $350,164,792. Collateralized by $355,329,000, U.S. Government obligations, 7.00% to 9.875% due 11/15/15-10/01/27 with an aggregate market value at 10/31/97 of $359,463,470.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1997

ASSETS:

Investments, at market value (cost
  $2,754,595,749)                         $3,854,615,788
--------------------------------------------------------
Receivables for:
  Investments sold                            14,238,069
--------------------------------------------------------
  Capital stock sold                          29,386,400
--------------------------------------------------------
  Dividends and interest                         344,855
--------------------------------------------------------
  Variation margin                             1,776,500
--------------------------------------------------------
Investment for deferred compensation
  plan                                            34,679
--------------------------------------------------------
Other assets                                     101,226
--------------------------------------------------------
    Total assets                           3,900,497,517
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                       25,526,261
--------------------------------------------------------
  Capital stock reacquired                     7,082,703
--------------------------------------------------------
  Deferred compensation                           34,679
--------------------------------------------------------
Accrued advisory fees                          2,187,579
--------------------------------------------------------
Accrued administrative services fees              10,746
--------------------------------------------------------
Accrued distribution fees                        864,455
--------------------------------------------------------
Accrued directors' fees                            7,521
--------------------------------------------------------
Accrued transfer agent fees                      345,281
--------------------------------------------------------
Accrued operating expenses                       180,983
--------------------------------------------------------
    Total liabilities                         36,240,208
--------------------------------------------------------

NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                             $3,864,257,309

========================================================

Capital stock, $.001 par value per
  share:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                 77,337,382
========================================================

NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE                                   $        49.97

========================================================
OFFERING PRICE PER SHARE:
  (Net asset value of $49.97 divided by
     94.50%)                              $        52.88
========================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME:

Interest                                   $   8,960,543
--------------------------------------------------------
Dividends (net of $63,501 foreign
  withholding tax)                             3,185,128
--------------------------------------------------------
    Total investment income                   12,145,671
--------------------------------------------------------

EXPENSES:

Advisory fees                                 19,244,957
--------------------------------------------------------
Administrative services fees                      97,609
--------------------------------------------------------
Custodian fees                                   258,042
--------------------------------------------------------
Directors' fees                                   24,698
--------------------------------------------------------
Distribution fees                              7,594,650
--------------------------------------------------------
Transfer agent fees                            4,007,067
--------------------------------------------------------
Other                                            846,694
--------------------------------------------------------
    Total expenses                            32,073,717
--------------------------------------------------------
Less: Expenses paid indirectly                  (187,716)
--------------------------------------------------------
    Net expenses                              31,886,001
--------------------------------------------------------
Net investment income (loss)                 (19,740,330)
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES AND FUTURES
  CONTRACTS:

Net realized gain on sales of:
    Investment securities                    120,020,005
--------------------------------------------------------
    Futures contracts                         23,220,678
--------------------------------------------------------
                                             143,240,683
--------------------------------------------------------
Net unrealized appreciation
  (depreciation) of:
    Investment securities                    445,142,391
--------------------------------------------------------
    Futures contracts                         (9,323,940)
--------------------------------------------------------
                                             435,818,451
========================================================
         Net gain on investment
           securities and futures
           contracts                         579,059,134
--------------------------------------------------------
Net increase in net assets resulting from
  operations                               $ 559,318,804
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 1997 AND 1996

                                                                   1997             1996
                                                              --------------   --------------
OPERATIONS:

  Net investment income (loss)                                $  (19,740,330)  $  (19,703,976)
---------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities and
    futures contracts                                            143,240,683      141,538,687
---------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    futures contracts                                            435,818,451      211,197,677
---------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         559,318,804      333,032,388
---------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities                                         (138,552,707)     (54,512,548)
---------------------------------------------------------------------------------------------
Net increase from capital stock transactions                     692,927,269      226,490,173
---------------------------------------------------------------------------------------------
    Net increase in net assets                                 1,113,693,366      505,010,013
---------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          2,750,563,943    2,245,553,930
---------------------------------------------------------------------------------------------
  End of period                                               $3,864,257,309   $2,750,563,943
=============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $2,631,139,285   $1,957,915,109
---------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (81,400)         (44,163)
---------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities and futures contracts                             138,417,475      133,729,499
---------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    futures contracts                                          1,094,781,949      658,963,498
---------------------------------------------------------------------------------------------
                                                              $3,864,257,309   $2,750,563,943
=============================================================================================

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios: AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund has temporarily discontinued public sales of its shares to new investors. The Fund is a diversified portfolio which seeks to achieve long-term growth of capital by investing primarily in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the Fund's investment advisor are expected to achieve earnings growth over time at a rate in excess of 15% per year.
  Information presented in these financial statements pertains only to the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions-- Securities transactions are recorded on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1997, $19,703,093 was reclassified from undistributed net investment income (loss) to paid in capital as a result of net operating tax loss. Net assets were unaffected by the reclassification discussed above.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.
E. Foreign Currency Transactions--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
F. Foreign Currency Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the fund's average daily net assets in excess of $150 million.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1997, AIM was reimbursed $97,609 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the year ended October 31, 1997, AFS was paid $979,015 for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Fund. The Company has adopted a plan pursuant to rule 12b-1 under the 1940 Act (the "Plan"), whereby the Fund pays to AIM Distributors an annual rate of 0.25% of the Fund's average daily net assets as compensation for services related to the sales and distribution of the Fund's shares. The Plan provides that payments to dealers and financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average net assets of the Fund attributable to the customers of such dealers or financial institutions, may be characterized as a service fee. Any amounts not paid as a service fee under the Plan would constitute an assets-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund's shares. During the year ended October 31, 1997, the Fund paid AIM Distributors $7,594,650 as compensation under the Plan.
  AIM Distributors received commissions of $5,850,410 from sales of shares of the Fund's capital stock during the year ended October 31, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock. During the year ended October 31, 1997, AIM Distributors received $72,147 in contingent deferred sales charges imposed on redemptions of the Fund's capital stock. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1997, the Fund paid legal fees of $11,454 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund. For the year ended October 31, 1997, the Fund's expenses were reduced by $13,018. The Fund also received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $39,453 and $135,245, respectively, under expense offset arrangements. The effect of the above arrangements resulted in reductions of the Fund's total expenses of $187,716 during the year ended October 31, 1997.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lesser of i) $325,000,000 or ii) the limit set by its prospectus for borrowings. During the year ended October 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended October 31, 1997 were $2,666,279,948 and $2,089,513,535, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1997 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $ 1,177,189,380
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (79,723,571)
-----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $ 1,097,465,809
===========================================================

  Cost of investment for tax purposes is $2,757,149,979.

NOTE 7-FUTURES CONTRACTS

On October 31, 1997, $3,288,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for futures contracts. Open futures contracts were as follows:

                                            UNREALIZED
                  NO. OF       MONTH/      APPRECIATION
   CONTRACT     CONTRACTS    COMMITMENT   (DEPRECIATION)
   --------     ----------   ----------   --------------
S&P 500 Index        170       Dec. 97     $(5,238,090)

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1997 and 1996 were as follows:

                                                                         1997                            1996
                                                             -----------------------------   -----------------------------
                                                               SHARES          AMOUNT          SHARES          AMOUNT
                                                             -----------   ---------------   -----------   ---------------
Sold                                                          41,558,826   $ 1,826,781,148    30,538,437   $ 1,334,476,880
--------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends                            3,068,800       127,938,198     1,291,013        49,897,557
--------------------------------------------------------------------------------------------------------------------------
Reacquired                                                   (28,514,602)   (1,261,792,077)  (26,568,998)   (1,157,884,264)
--------------------------------------------------------------------------------------------------------------------------
                                                              16,113,024   $   692,927,269     5,260,452   $   226,490,173
==========================================================================================================================

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during each of the years in the four-year period ended October 31, 1997, the ten month period ended October 31, 1993 and the year ended December 31, 1992.

                                                                            OCTOBER 31,
                                                  ---------------------------------------------------------------    DECEMBER 31,
                                                     1997           1996          1995         1994        1993        1992(a)
                                                  ----------     ----------    ----------    --------    --------    ------------
Net asset value, beginning of period              $    44.93     $    40.13    $    28.37    $  23.85    $  18.52      $ 16.06
------------------------------------------------  ----------     ----------    ----------    --------    --------      -------
Income from investment operations:
    Net investment income (loss)                       (0.26)         (0.32)        (0.04)      (0.05)      (0.02)       (0.03)
------------------------------------------------  ----------     ----------    ----------    --------    --------      -------
    Net gains (losses) on securities (both
      realized and unrealized)                          7.60           6.09         11.80        4.57        5.35         3.41
------------------------------------------------  ----------     ----------    ----------    --------    --------      -------
        Total from investment operations                7.34           5.77         11.76        4.52        5.33         3.38
------------------------------------------------  ----------     ----------    ----------    --------    --------      -------
Less distributions:
    Dividends from net investment income                  --             --            --          --          --           --
------------------------------------------------  ----------     ----------    ----------    --------    --------      -------
    Distributions from net realized gains              (2.30)         (0.97)           --          --          --        (0.92)
------------------------------------------------  ----------     ----------    ----------    --------    --------      -------
        Total distributions                            (2.30)         (0.97)           --          --          --        (0.92)
------------------------------------------------  ----------     ----------    ----------    --------    --------      -------
Net asset value, end of period                    $    49.97     $    44.93    $    40.13    $  28.37    $  23.85      $ 18.52
================================================  ==========     ==========    ==========    ========    ========      =======
Total return(b)                                        17.35%         14.77%        41.45%      18.96%      28.78%       21.34%
================================================  ==========     ==========    ==========    ========    ========      =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $3,864,257     $2,750,564    $2,245,554    $687,238    $217,256      $38,238
================================================  ==========     ==========    ==========    ========    ========      =======
Ratio of expenses to average net assets(c)              1.06%(d)(e)    1.11%         1.08%       1.07%       1.00%(g)     1.25%
================================================  ==========     ==========    ==========    ========    ========      =======
Ratio of net investment income (loss) to average
  net assets(f)                                        (0.65)%(d)      (0.76)%      (0.19)%     (0.26)%     (0.24)%(g)   (0.59)%
================================================  ==========     ==========    ==========    ========    ========      =======
Portfolio turnover rate                                   73%            79%           52%         75%         61%         164%
================================================  ==========     ==========    ==========    ========    ========      =======
Average broker commission rate paid(h)            $   0.0540     $   0.0545           N/A         N/A         N/A          N/A
================================================  ==========     ==========    ==========    ========    ========      =======

(a) The Fund changed investment advisors on June 30, 1992.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c) Prior to fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.15%, 1.09%, 1.17% (annualized), and 1.65%, for 1995-92, respectively.
(d) Ratios are based on average net assets of $3,037,859,800.
(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been 1.05%.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or and expense reimbursements were (0.26)%, (0.28)%, (0.41)% (annualized), and (0.99)%, for 1995-92, respectively.
(g) Annualized.
(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

NOTE 10-LEGAL PROCEEDINGS

A claim, Saltzberg v. AIM Equity Funds, Inc., et al., was filed in Southern District Court in Texas in October 1996 against AIM and certain other subsidiaries of AIM Management. The claim was instituted under section 36(b) of the Investment Company Act of 1940 and seeks to recover damages allegedly suffered by the Fund in connection with fees paid for marketing and shareholder services after the Fund was closed to new investors. AIM Management is investigating whether there is any basis at all for this claim and intends to defend it vigorously.

NOTE 11-FUND REOPENING AND CLOSING

The Fund was reopened to new investors on June 4, 1997 and subsequently closed to new investors effective as of the close of business June 5, 1997.

                          INDEPENDENT AUDITORS' REPORT

           To the Shareholders and Board of Directors
           AIM Blue Chip Fund:

           We have audited the accompanying statements of assets and liabilities of AIM Blue Chip Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year ended October 31, 1997, the one month period ended October 31, 1996, and the year ended September 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three year period ended September 30, 1995 were audited by other auditors whose report thereon, dated October 25, 1995, expressed an unqualified opinion on those financial highlights.

                We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Blue Chip Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets and financial highlights for the year ended October 31, 1997, the one-month ended October 31, 1996, and the year ended September 30, 1996 in conformity with generally accepted accounting principles.


                                             KPMG Peat Marwick LLP

           Houston, Texas
           December 5, 1997

SCHEDULE OF INVESTMENTS

October 31, 1997

                                                     MARKET
                                      SHARES         VALUE

COMMON STOCKS-92.62%

AIR FREIGHT-0.48%

Federal Express Corp.(a)                 55,000   $  3,671,250
--------------------------------------------------------------

AIRLINES-0.50%

Delta Air Lines, Inc.                    38,000      3,828,500
--------------------------------------------------------------

ALUMINUM-0.52%

Aluminum Company of America              55,000      4,015,000
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-1.48%

Fifth Third Bancorp                      56,700      3,635,888
--------------------------------------------------------------
NationsBank Corp.                        64,000      3,832,000
--------------------------------------------------------------
Norwest Corp.                           120,000      3,847,500
--------------------------------------------------------------
                                                    11,315,388
--------------------------------------------------------------

BANKS (MONEY CENTER)-2.10%

Chase Manhattan Corp.                    80,000      9,230,000
--------------------------------------------------------------
Citicorp                                 55,000      6,878,438
--------------------------------------------------------------
                                                    16,108,438
--------------------------------------------------------------

BANKS (REGIONAL)-0.65%

State Street Corp.                       90,000      5,017,500
--------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-1.49%

Coca-Cola Co. (The)                     170,000      9,605,000
--------------------------------------------------------------
PepsiCo, Inc.                            50,000      1,840,625
--------------------------------------------------------------
                                                    11,445,625
--------------------------------------------------------------

CHEMICALS-1.27%

Du Pont (E.I.) de Nemours & Co.         100,000      5,687,500
--------------------------------------------------------------
Monsanto Co.                             95,000      4,061,250
--------------------------------------------------------------
                                                     9,748,750
--------------------------------------------------------------

CHEMICALS (DIVERSIFIED)-0.44%

Goodrich (B.F.) Co.                      75,000      3,342,188
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.84%

Lucent Technologies, Inc.                70,000      5,770,625
--------------------------------------------------------------
Motorola, Inc.                           55,000      3,396,250
--------------------------------------------------------------
Northern Telecom Ltd. (Canada)           55,000      4,932,813
--------------------------------------------------------------
                                                    14,099,688
--------------------------------------------------------------

COMPUTERS (HARDWARE)-3.69%

Compaq Computer Corp.(a)                118,000      7,522,500
--------------------------------------------------------------
Dell Computer Corp.(a)                   81,600      6,538,200
--------------------------------------------------------------
Hewlett-Packard Co.                      60,000      3,701,250
--------------------------------------------------------------
International Business Machines
  Corp.                                  55,000      5,393,438
--------------------------------------------------------------

COMPUTERS (HARDWARE)-(CONTINUED)

Sun Microsystems, Inc.(a)               150,000   $  5,137,500
--------------------------------------------------------------
                                                    28,292,888
--------------------------------------------------------------

COMPUTERS (NETWORKING)-0.86%

Cisco Systems, Inc.(a)                   80,000      6,562,500
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-1.98%

Computer Associates International,
  Inc.                                   55,000      4,100,938
--------------------------------------------------------------
Microsoft Corp.(a)                       85,000     11,050,000
--------------------------------------------------------------
                                                    15,150,938
--------------------------------------------------------------

CONSUMER FINANCE-1.13%

Household International, Inc.            35,000      3,963,750
--------------------------------------------------------------
SLM Holding Corp.                        33,300      4,674,488
--------------------------------------------------------------
                                                     8,638,238
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.77%

Cardinal Health, Inc.                    80,000      5,940,000
--------------------------------------------------------------

ELECTRIC COMPANIES-2.61%

Allegheny Energy, Inc.                  185,000      5,226,250
--------------------------------------------------------------
American Electric Power Co.             120,000      5,670,000
--------------------------------------------------------------
CINergy Corp.                           140,000      4,620,000
--------------------------------------------------------------
Edison International                    175,000      4,484,375
--------------------------------------------------------------
                                                    20,000,625
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.14%

Emerson Electric Co.                     71,000      3,723,063
--------------------------------------------------------------
General Electric Co.                    160,000     10,330,000
--------------------------------------------------------------
Honeywell, Inc.                          34,000      2,314,125
--------------------------------------------------------------
                                                    16,367,188
--------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-0.37%

Perkin-Elmer Corp.                       45,000      2,812,500
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-2.31%

Altera Corp.(a)                          70,000      3,106,250
--------------------------------------------------------------
Intel Corp.                              95,000      7,315,000
--------------------------------------------------------------
Texas Instruments, Inc.                  68,000      7,254,750
--------------------------------------------------------------
                                                    17,676,000
--------------------------------------------------------------

ENTERTAINMENT-0.80%

Walt Disney Co. (The)                    75,000      6,168,750
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTORS)-0.77%

Applied Materials, Inc.(a)              176,000      5,874,000
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

FINANCIAL (DIVERSIFIED)-3.51%

Federal Home Loan Mortgage Corp.        110,000   $  4,166,250
--------------------------------------------------------------
Federal National Mortgage Association   125,000      6,054,688
--------------------------------------------------------------
MGIC Investment Corp.                   135,000      8,142,187
--------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                        175,000      8,575,000
--------------------------------------------------------------
                                                    26,938,125
--------------------------------------------------------------

FOODS-1.45%

ConAgra, Inc.                           210,000      6,326,250
--------------------------------------------------------------
Sara Lee Corp.                           93,000      4,754,625
--------------------------------------------------------------
                                                    11,080,875
--------------------------------------------------------------

FOOTWEAR-0.57%

Adidas A.G. (Germany)                    30,000      4,345,807
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-4.08%

Abbott Laboratories                      65,000      3,985,313
--------------------------------------------------------------
American Home Products Corp.            110,000      8,153,750
--------------------------------------------------------------
Bristol-Myers Squibb Co.                 60,000      5,265,000
--------------------------------------------------------------
Johnson & Johnson                       105,000      6,024,375
--------------------------------------------------------------
Warner-Lambert Co.                       55,000      7,875,313
--------------------------------------------------------------
                                                    31,303,751
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-3.75%

Lilly (Eli) & Co.                       125,000      8,359,375
--------------------------------------------------------------
Merck & Co., Inc.                       110,000      9,817,500
--------------------------------------------------------------
Pfizer, Inc.                            150,000     10,612,500
--------------------------------------------------------------
                                                    28,789,375
--------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.75%

HEALTHSOUTH Corp.(a)                    225,000      5,751,562
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-2.24%

Baxter International Inc.                75,000      3,468,750
--------------------------------------------------------------
Boston Scientific Corp.(a)               60,000      2,730,000
--------------------------------------------------------------
Guidant Corp.                            90,000      5,175,000
--------------------------------------------------------------
Medtronic, Inc.                          85,000      3,697,500
--------------------------------------------------------------
Sybron International Corp.(a)            51,600      2,070,450
--------------------------------------------------------------
                                                    17,141,700
--------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-2.02%

Colgate-Palmolive Co.                    80,000      5,180,000
--------------------------------------------------------------
Kimberly-Clark Corp.                     80,000      4,155,000
--------------------------------------------------------------
Procter & Gamble Co. (The)               90,000      6,120,000
--------------------------------------------------------------
                                                    15,455,000
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.15%

Conseco Inc.                            110,000      4,798,750
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-(CONTINUED)

Torchmark Corp.                         100,000   $  3,987,500
--------------------------------------------------------------
                                                     8,786,250
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-2.82%

American International Group, Inc.       80,000      8,165,000
--------------------------------------------------------------
CIGNA Corp.                              35,000      5,433,750
--------------------------------------------------------------
Travelers Group, Inc.                   115,000      8,050,000
--------------------------------------------------------------
                                                    21,648,750
--------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-1.68%

Allstate Corp.                          105,000      8,708,437
--------------------------------------------------------------
Progressive Corp.                        40,000      4,170,000
--------------------------------------------------------------
                                                    12,878,437
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-1.01%

Merrill Lynch & Co., Inc.               115,000      7,776,875
--------------------------------------------------------------

INVESTMENT MANAGEMENT-1.00%

Franklin Resources, Inc.                 85,000      7,639,375
--------------------------------------------------------------

LODGING (HOTELS)-1.61%

Carnival Corp.-Class A                  170,000      8,245,000
--------------------------------------------------------------
ITT Corp.(a)                             55,000      4,107,812
--------------------------------------------------------------
                                                    12,352,812
--------------------------------------------------------------

MACHINERY (DIVERSIFIED)-1.80%

Caterpillar Inc.                         55,000      2,818,750
--------------------------------------------------------------
Deere & Co.                             105,000      5,525,625
--------------------------------------------------------------
Ingersoll-Rand Co.                      139,500      5,431,781
--------------------------------------------------------------
                                                    13,776,156
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-3.48%

Corning Inc.                             85,000      3,835,625
--------------------------------------------------------------
Thermo Electron Corp.(a)                210,000      7,835,625
--------------------------------------------------------------
Tyco International Ltd.                 230,000      8,682,500
--------------------------------------------------------------
United Technologies Corp.                90,000      6,300,000
--------------------------------------------------------------
                                                    26,653,750
--------------------------------------------------------------

NATURAL GAS-0.98%

El Paso Natural Gas Co.                 125,000      7,492,187
--------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.20%

Danka Business Systems PLC-ADR
  (United Kingdom)                       40,700      1,505,900
--------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-3.19%

Exxon Corp.                             150,000      9,215,625
--------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR-New
  York shares (Netherlands)             160,000      8,420,000
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

OIL (INTERNATIONAL INTEGRATED)-(CONTINUED)

Texaco, Inc.                            120,000   $  6,832,500
--------------------------------------------------------------
                                                    24,468,125
--------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-1.78%

Halliburton Co.                          90,000      5,366,250
--------------------------------------------------------------
Schlumberger Ltd.                        95,000      8,312,500
--------------------------------------------------------------
                                                    13,678,750
--------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.52%

Apache Corp.                             95,000      3,990,000
--------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.90%

Bowater, Inc.                            85,000      3,554,062
--------------------------------------------------------------
Mead Corp.                               55,000      3,327,500
--------------------------------------------------------------
                                                     6,881,562
--------------------------------------------------------------

PERSONAL CARE-1.09%

Avon Products, Inc.                      60,000      3,930,000
--------------------------------------------------------------
Gillette Co.                             50,000      4,453,125
--------------------------------------------------------------
                                                     8,383,125
--------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.98%

Xerox Corp.                              95,000      7,534,687
--------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.45%

CalEnergy, Inc.(a)                      100,000      3,425,000
--------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.61%

New York Times Co.-Class A               85,000      4,653,750
--------------------------------------------------------------

RAILROADS-0.42%

Canadian National Railway Co.
  (Canada)                               60,000      3,236,250
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.83%

Home Depot, Inc.                        115,000      6,396,875
--------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-1.14%

CompUSA, Inc.(a)                        140,000      4,585,000
--------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)           140,000      4,173,750
--------------------------------------------------------------
                                                     8,758,750
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.53%

Kohl's Corp.(a)                          60,000      4,027,500
--------------------------------------------------------------

RETAIL (DRUG STORES)-1.53%

CVS Corp.                                85,000      5,211,562
--------------------------------------------------------------
Rite Aid Corp.                          110,000      6,531,250
--------------------------------------------------------------
                                                    11,742,812
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.32%

Kroger Co.(a)                           150,000      4,893,750
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-(CONTINUED)

Safeway, Inc.(a)                         90,000   $  5,231,250
--------------------------------------------------------------
                                                    10,125,000
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-1.54%

Costco Companies, Inc.(a)               160,000      6,160,000
--------------------------------------------------------------
Wal-Mart Stores, Inc.                   160,000      5,620,000
--------------------------------------------------------------
                                                    11,780,000
--------------------------------------------------------------

RETAIL (SPECIALTY)-0.38%

Toys "R" Us, Inc.(a)                     85,000      2,895,312
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.54%

TJX Companies, Inc. (The)               140,000      4,147,500
--------------------------------------------------------------

SAVINGS & LOAN COMPANIES-1.61%

Ahmanson (H.F.) & Co.                   105,000      6,195,000
--------------------------------------------------------------
Washington Mutual, Inc.                  90,000      6,159,375
--------------------------------------------------------------
                                                    12,354,375
--------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.50%

Interpublic Group of Companies, Inc.     80,000      3,800,000
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-2.16%

HFS, Inc.(a)                            105,000      7,402,500
--------------------------------------------------------------
Service Corp. International             300,000      9,131,250
--------------------------------------------------------------
                                                    16,533,750
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-2.33%

Equifax, Inc.                           250,000      7,765,625
--------------------------------------------------------------
First Data Corp.                        165,000      4,795,312
--------------------------------------------------------------
Fiserv, Inc.(a)                         119,000      5,325,250
--------------------------------------------------------------
                                                    17,886,187
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.32%

WorldCom, Inc.(a)                       300,000     10,087,500
--------------------------------------------------------------

TELEPHONE-2.41%

BellSouth Corp.                         130,000      6,150,625
--------------------------------------------------------------
Cincinnati Bell, Inc.                   210,000      5,670,000
--------------------------------------------------------------
SBC Communications, Inc.                105,000      6,680,625
--------------------------------------------------------------
                                                    18,501,250
--------------------------------------------------------------

TOBACCO-1.65%

Philip Morris Companies, Inc.           320,000     12,680,000
--------------------------------------------------------------

WASTE MANAGEMENT-0.59%

Browning-Ferris Industries, Inc.        140,000      4,550,000
--------------------------------------------------------------
    Total Common Stocks                            709,910,701
--------------------------------------------------------------

                                     PRINCIPAL       MARKET
                                      AMOUNT         VALUE

U.S. TREASURY BILLS-4.61%(b)

5.093%, 01/02/98                    $35,635,000(c) $ 35,350,632
--------------------------------------------------------------

REPURCHASE AGREEMENT-2.03%(d)

SBC Warburg Inc., 5.65%,
  11/03/97(e)                        15,547,344     15,547,344
--------------------------------------------------------------
TOTAL INVESTMENTS-99.26%                           760,808,677
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.74%                  5,653,936
--------------------------------------------------------------
NET ASSETS-100.00%                                $766,462,613
==============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) U. S. Treasury bills are traded on a discount. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to insure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 10/31/97 with a maturing value of $350,164,792. Collateralized by $355,329,000 U.S. Government obligations, 7.00% to 9.875% due 11/15/15 to 10/01/27 with an aggregate market value at 10/31/97 of $359,463,470.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1997

ASSETS:

Investments, at market value (cost
  $649,808,633)                             $760,808,677
--------------------------------------------------------
Foreign currencies, at market value (cost
  $8,858)                                          9,027
--------------------------------------------------------
Receivables for:
  Investments sold                                82,523
--------------------------------------------------------
  Capital stock sold                           8,460,104
--------------------------------------------------------
  Dividends and interest                         436,117
--------------------------------------------------------
  Variation margin                               783,750
--------------------------------------------------------
Investment for deferred compensation plan          6,203
--------------------------------------------------------
Other assets                                      64,526
--------------------------------------------------------
    Total assets                             770,650,927
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                        1,692,125
--------------------------------------------------------
  Capital stock reacquired                     1,153,581
--------------------------------------------------------
  Deferred compensation                            6,203
--------------------------------------------------------
Accrued advisory fees                            668,541
--------------------------------------------------------
Accrued administrative service fees                7,205
--------------------------------------------------------
Accrued directors' fees                            3,732
--------------------------------------------------------
Accrued distribution fees                        377,470
--------------------------------------------------------
Accrued transfer agent fees                      178,284
--------------------------------------------------------
Accrued operating expenses                       101,173
--------------------------------------------------------
    Total liabilities                          4,188,314
--------------------------------------------------------

NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                               $766,462,613
========================================================

NET ASSETS:
  Class A                                   $498,178,315
========================================================
  Class B                                   $264,337,181
========================================================
  Class C                                   $  3,947,117
========================================================
CAPITAL STOCK, $.001 PAR VALUE PER SHARE:
  Class A:
    Authorized                               750,000,000
--------------------------------------------------------
    Outstanding                               16,091,502
========================================================
  Class B:
    Authorized                               750,000,000
--------------------------------------------------------
    Outstanding                                8,594,415
========================================================
  Class C:
    Authorized                               750,000,000
--------------------------------------------------------
    Outstanding                                  128,351
========================================================
CLASS A:
Net asset value and redemption price per
  share                                     $      30.96
========================================================
OFFERING PRICE PER SHARE:
  (Net asset value of $30.96 divided
  by 94.50%)                                $      32.76
========================================================
CLASS B:
Net asset value and offering price per
  share                                     $      30.76
========================================================
CLASS C:
Net asset value and offering price per
  share                                     $      30.75
========================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1997

INVESTMENT INCOME:

Dividends (net of $34,796 foreign
  withholding tax)                          $  5,144,832
--------------------------------------------------------
Interest                                       2,993,589
--------------------------------------------------------
    Total investment income                    8,138,421
--------------------------------------------------------

EXPENSES:

Advisory fees                                  3,254,853
--------------------------------------------------------
Custodian fees                                    69,458
--------------------------------------------------------
Directors' fees                                    9,788
--------------------------------------------------------
Distribution fees -- Class A                   1,128,115
--------------------------------------------------------
Distribution fees -- Class B                   1,268,502
--------------------------------------------------------
Distribution fees -- Class C                       4,842
--------------------------------------------------------
Transfer agent fees -- Class A                   516,695
--------------------------------------------------------
Transfer agent fees -- Class B                   386,081
--------------------------------------------------------
Transfer agent fees -- Class C                     1,447
--------------------------------------------------------
Administrative service fees                       73,653
--------------------------------------------------------
Other                                            272,781
--------------------------------------------------------
    Total expenses                             6,986,215
--------------------------------------------------------
Less: Fees waived by advisor                    (100,380)
--------------------------------------------------------
   Expenses paid indirectly                      (10,722)
--------------------------------------------------------
    Net expenses                               6,875,113
--------------------------------------------------------
Net investment income                          1,263,308
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES AND FUTURES CONTRACTS:

Net realized gain on sales of:
    Investment securities                     11,511,488
--------------------------------------------------------
    Foreign currencies                             8,772
--------------------------------------------------------
    Futures contracts                          5,311,129
--------------------------------------------------------
                                              16,831,389
--------------------------------------------------------

Net unrealized appreciation (depreciation)
  of:
    Investment securities                     83,738,179
--------------------------------------------------------
    Foreign currencies                               157
--------------------------------------------------------
    Futures contracts                           (951,557)
--------------------------------------------------------
                                              82,786,779
--------------------------------------------------------

Net gain on investment securities, foreign
  currencies and futures contracts            99,618,168
--------------------------------------------------------

Net increase in net assets resulting from
  operations                                $100,881,476
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the year ended October 31, 1997, the one month ended October 31, 1996 and the year ended September 30, 1996

                                                                               ONE MONTH
                                                                                 ENDED
                                                              OCTOBER 31,     OCTOBER 31,     SEPTEMBER 30,
                                                                  1997            1996            1996
                                                              ------------    ------------    -------------
OPERATIONS:

  Net investment income                                       $  1,263,308    $      7,068    $    413,986
-----------------------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities,
    foreign currencies and futures contracts                    16,831,389       1,953,887      17,138,864
-----------------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities, foreign currencies and futures contracts        82,786,779         254,588      (1,172,983)
-----------------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations       100,881,476       2,215,543      16,379,867
-----------------------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                         (271,127)             --        (616,045)
-----------------------------------------------------------------------------------------------------------
  Class B                                                          (24,561)             --              --
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                      (12,005,450)             --      (8,878,928)
-----------------------------------------------------------------------------------------------------------
  Class B                                                       (1,655,534)             --              --
-----------------------------------------------------------------------------------------------------------
Capital stock transactions -- net:
  Class A                                                      314,611,429      11,821,515      28,205,736
-----------------------------------------------------------------------------------------------------------
  Class B                                                      232,350,533       8,096,586              --
-----------------------------------------------------------------------------------------------------------
  Class C                                                        4,027,493              --              --
-----------------------------------------------------------------------------------------------------------
    Net increase in net assets                                 637,914,259      22,133,644      35,090,630
-----------------------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          128,548,354     106,414,710      71,324,080
-----------------------------------------------------------------------------------------------------------
  End of period                                               $766,462,613    $128,548,354    $106,414,710
===========================================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $638,472,344    $ 87,482,889    $ 67,564,788
-----------------------------------------------------------------------------------------------------------
  Undistributed net investment income                            1,185,397         209,005         201,937
-----------------------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities, foreign currencies and futures contracts        16,786,046      13,624,413      11,670,526
-----------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and futures contracts                           110,018,826      27,232,047      26,977,459
-----------------------------------------------------------------------------------------------------------
                                                              $766,462,613    $128,548,354    $106,414,710
===========================================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Blue Chip Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios:
AIM Blue Chip Fund, AIM Aggressive Growth Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, and AIM Weingarten Fund. The Fund currently offers three different classes of shares: the Class A shares, Class B shares and the Class C shares. Class C shares commenced sales on August 4, 1997. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by such shareholders. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is long-term growth of capital. Information presented in these financial statements pertains only to the Fund.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as in the case of some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translation--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
D. Securities Transactions, Investment Income and Distributions--Securities transactions are recorded on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date paid annually. On October 31, 1997, undistributed net investment income was increased by $8,772 and undistributed net realized gains decreased by $8,772 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
F. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of contracts may not correlate with changes in the value of the securities being hedged.
G. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees for two years to the extent necessary to keep the annual expense ratio for Class A shares at 1.31% for such period. During the year ended October 31, 1997, AIM voluntarily waived advisory fees in the amounts of $100,380.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1997, AIM was reimbursed $73,653 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the year ended October 31, 1997, AFS was paid $497,304 for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan"), the Fund's Class B shares (the "Class B Plan") and the Fund's Class C shares (the "Class C Plan") (collectively, the "Plans"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.35% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges payable to AIM Distributors related to the Class B shares. During the year ended October 31, 1997 for the Class A shares and Class B shares and the period August 4, 1997 (date sales commenced) through October 31, 1997 the Class C shares paid AIM Distributors $1,128,115, $1,268,502, and $4,842 respectively, as compensation pursuant to the Plans.
  AIM Distributors received commissions of $1,139,512 from sales of Class A shares of the Fund during the year ended October 31, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1997, AIM Distributors received commissions of $50,289 in contingent deferred sales charges imposed on redemption of Fund Shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1997, the Fund paid legal fees of $4,723, respectively, for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund which reduced the Fund's expenses by $2,729 during the year ended October 31, 1997. The Fund also received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodial fees of $5,443 and $2,550, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $10,722 during the year ended October 31, 1997.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lessor of (i) $325,000,000 or (ii) the limit set by its prospectus for borrowings. During the year ended October 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended October 31, 1997 was $677,575,974 and $167,965,875, respectively.
The amount of unrealized appreciation (depreciation) of investment securities on a tax basis is as follows:


Aggregate unrealized appreciation
  of investment securities           $119,477,923
-------------------------------------------------
Aggregate unrealized (depreciation)
  of investment securities             (8,899,599)
-------------------------------------------------
Net unrealized appreciation of
  investment securities              $110,578,324
=================================================

  Costs of investments for tax purposes is $650,230,353.

NOTE 7-FUTURES CONTRACTS

On October 31, 1997, $1,451,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                           UNREALIZED
                       NO. OF            MONTH/          APPRECIATION/
   CONTRACT           CONTRACTS        COMMITMENT        (DEPRECIATION)
   --------           ---------        ----------        --------------
S&P 500 Index             75            Dec. '97           $ (981,375)

NOTE 8-CAPITAL STOCK

Changes in capital stock outstanding during the year ended October 31, 1997, the one month ended October 31, 1996 and the year ended September 30, 1996 were as follows:

                                                          OCTOBER 31, 1997           OCTOBER 31, 1996        SEPTEMBER 30, 1996
                                                     --------------------------   ----------------------   ----------------------
                                                       SHARES        AMOUNT        SHARES      AMOUNT       SHARES      AMOUNT
                                                     ----------   -------------   --------   -----------   --------   -----------
Sold:
  Class A                                            16,335,583   $ 455,558,096    620,358   $16,142,093   1,504,902  $36,636,393
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                             8,938,415     251,600,263    313,256     8,163,778         --            --
---------------------------------------------------------------------------------------------------------------------------------
  Class C*                                              130,145       4,084,511         --            --         --            --
---------------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                               475,797      11,419,078         --            --    178,537     4,200,245
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                59,879       1,437,104         --            --         --            --
---------------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                            (5,338,702)   (152,365,745)  (165,098)   (4,320,578)  (513,296)  (12,630,902)
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                              (714,558)    (20,686,834)    (2,577)      (67,192)        --            --
---------------------------------------------------------------------------------------------------------------------------------
  Class C*                                               (1,794)        (57,018)        --            --         --            --
---------------------------------------------------------------------------------------------------------------------------------
                                                     19,884,765   $ 550,989,455    765,939   $19,918,101   1,170,143  $28,205,736
=================================================================================================================================

* Class C shares commenced sales on August 4, 1997.

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the year ended October 31, 1997, the one month ended October 31, 1996 and each of the years in the four-year period ended September 30, 1996, for a share of Class B capital stock outstanding during the year ended October 31, 1997 and the period October 1, 1996 (date sales commenced) through October 31, 1996, and for a share of Class C capital stock outstanding during the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                          OCTOBER 31,                          SEPTEMBER 30,
                                                  --------------------------    ---------------------------------------------
                                                    1997             1996        1996(a)       1995        1994        1993
                       CLASS A:                   ---------        ---------    ---------    --------    --------    --------
Net asset value, beginning of period              $   26.08        $   25.56    $   23.83    $  19.22    $  18.89    $  18.24
------------------------------------------------  ---------        ---------    ---------    --------    --------    --------
Income from investment operations:
    Net investment income                              0.17(b)            --         0.33        0.14        0.15        0.19
------------------------------------------------  ---------        ---------    ---------    --------    --------    --------
    Net gains on securities (both realized and
      unrealized)                                      6.93             0.52         4.61        5.05        1.24        0.63
------------------------------------------------  ---------        ---------    ---------    --------    --------    --------
        Total from investment operations               7.10             0.52         4.94        5.19        1.39        0.82
------------------------------------------------  ---------        ---------    ---------    --------    --------    --------
Less distributions:
    Dividends from net investment income              (0.05)              --        (0.21)      (0.12)      (0.21)      (0.17)
------------------------------------------------  ---------        ---------    ---------    --------    --------    --------
    Distributions from net realized gains             (2.17)              --        (3.00)      (0.46)      (0.85)         --
------------------------------------------------  ---------        ---------    ---------    --------    --------    --------
        Total distributions                           (2.22)              --        (3.21)      (0.58)      (1.06)      (0.17)
------------------------------------------------  ---------        ---------    ---------    --------    --------    --------
Net asset value, end of period                    $   30.96        $   26.08    $   25.56    $  23.83    $  19.22    $  18.89
================================================  =========        =========    =========    ========    ========    ========
Total return(c)                                       29.68%            2.04%       22.39%      27.84%       7.69%       4.54%
================================================  =========        =========    =========    ========    ========    ========
Ratios/supplement data:
Net assets, end of period (000s omitted)          $ 498,178        $ 120,448    $ 106,415    $ 71,324    $ 60,115    $ 65,112
================================================  =========        =========    =========    ========    ========    ========
Ratio of expenses to average net assets(d)             1.31%(e)(f)      1.30%(g)     1.26%        1.3%        1.4%        1.3%
================================================  =========        =========    =========    ========    ========    ========
Ratio of net investment income to average net
  assets(h)                                            0.50%(e)         0.12%(g)      0.53%       0.7%        0.8%        1.0%
================================================  =========        =========    =========    ========    ========    ========
Portfolio turnover rate                                  43%              10%          58%         17%         13%         25%
================================================  =========        =========    =========    ========    ========    ========
Average brokerage commission rate paid(i)         $  0.0619        $  0.0665    $  0.0696         N/A         N/A         N/A
================================================  =========        =========    =========    ========    ========    ========

(a) The Fund changed investment advisors on June 3, 1996.

(b) Calculated using average shares outstanding.

(c) Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.32%, 1.37% (annualized) and 1.28% for the periods 1997-1996, and September 30, 1996, respectively.

(e) Ratios are based on average net assets of $322,318,404.

(f) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.

(g) Annualized.

(h) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 0.49%, 0.05% (annualized) and 0.51% for the periods 1997-1996 and September 30, 1996, respectively.

(i) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                 1997                 1996
CLASS B:                                                       --------             --------
Net asset value, beginning of period                           $  26.07             $  25.56
------------------------------------------------------------   --------             --------
Income from investment operations:
   Net investment income                                          (0.03)(a)            (0.01)
------------------------------------------------------------   --------             --------
   Net gains on securities (both realized and unrealized)          6.92                 0.52
------------------------------------------------------------   --------             --------
       Total from investment operations                            6.89                 0.51
------------------------------------------------------------   --------             --------
Less distributions:
   Dividends from net investment income                           (0.03)                  --
------------------------------------------------------------   --------             --------
   Distributions from net realized gains                          (2.17)                  --
------------------------------------------------------------   --------             --------
       Total distributions                                        (2.20)                  --
------------------------------------------------------------   ========             ========
Net asset value, end of period                                 $  30.76             $  26.07
============================================================   ========             ========
Total return(b)                                                   28.81%                2.00%
============================================================   ========             ========
Ratios/supplement data:
Net assets, end of period (000s omitted)                       $264,337             $  8,101
============================================================   ========             ========
Ratio of expenses to average net assets(c)                         2.09%(d)(e)          2.01%(f)
============================================================   ========             ========
Ratio of net investment income (loss) to average net
 assets(g)                                                        (0.28)%(d)           (0.58)%(f)
============================================================   ========             ========
Portfolio turnover rate                                              43%                  10%
============================================================   ========             ========
Average brokerage commission rate paid(h)                      $ 0.0619             $ 0.0665
============================================================   ========             ========

(a)  Calculated using average shares outstanding.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.12% and 2.08% (annualized) for the periods 1997-1996, respectively.
(d)  Ratios are based on average net assets of $126,850,228.
(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been 2.10%.
(f)  Annualized.
(g) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.31)% and (0.65)% (annualized) for the periods 1997-1996, respectively.
(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                 1997
                          CLASS C:                            ----------
Net asset value, beginning of period                           $  31.72
------------------------------------------------------------   --------
Income from investment operations:
   Net investment income                                          (0.01)(a)
------------------------------------------------------------   --------
   Net gains (losses) on securities (both realized and
     unrealized)                                                  (0.96)
------------------------------------------------------------   --------
       Total from investment operations                           (0.97)
------------------------------------------------------------   --------
Less distributions:
   Dividends from net investment income                              --
------------------------------------------------------------   --------
   Distributions from net realized gains                             --
------------------------------------------------------------   --------
       Total distributions                                           --
============================================================   ========
Net asset value, end of period                                 $  30.75
============================================================   ========
Total return(b)                                                   (3.06)%
============================================================   ========
Ratios/supplement data:
Net assets, end of period (000s omitted)                       $  3,947
============================================================   ========
Ratio of expenses to average net assets(c)                         2.09%(d)(e)
============================================================   ========
Ratio of net investment income (loss) to average net
 assets(f)                                                        (0.28)%(d)
============================================================   ========
Portfolio turnover rate                                              43%
============================================================   ========
Average brokerage commission rate paid(g)                      $ 0.0619
============================================================   ========

(a)  Calculated using average shares outstanding.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.12% (annualized).
(d) Ratios are annualized and based on average net assets of $1,985,899.
(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(f) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements was (0.31)% annualized).
(g) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                     INDEPENDENT AUDITORS' REPORT

                     To the Board of Directors and Shareholders
                     AIM Capital Development Fund:

                     We have audited the accompanying statement of assets and liabilities of AIM Capital Development Fund (a series portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1997, the related statement of operations for the year ended October 31, 1997 and the statement of changes in net assets and financial highlights for the year or period ended October 31, 1997 and the period June 17, 1996 (date operations commenced) through October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
                       We conducted our audits in accordance with generally
                     accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly, in all material respects, the financial position of the AIM Capital Development Fund as of October 31, 1997, the results of its operations for the year ended October 31, 1997 and the changes in its net assets and the financial highlights for the year or period ended October 31, 1997 and the period June 17, 1996 (date operations commenced) through October 31, 1996, in conformity with generally accepted accounting principles.


                                                KPMG Peat Marwick LLP

                     Houston, Texas
                     December 5, 1997

SCHEDULE OF INVESTMENTS

October 31, 1997

                                                     MARKET
                                      SHARES         VALUE
COMMON STOCKS-90.05%

AEROSPACE/DEFENSE-0.37%

Aviation Sales Co.(a)                    25,000   $    859,375
--------------------------------------------------------------
Gulfstream Aerospace Corp.(a)            50,000      1,450,000
--------------------------------------------------------------
InVision Technologies, Inc.(a)           50,000        525,000
--------------------------------------------------------------
O'Gara Co.(a)                            25,000        425,000
--------------------------------------------------------------
                                                     3,259,375
--------------------------------------------------------------

AIR FREIGHT-0.63%

AirNet Systems, Inc.(a)                  70,000      1,435,000
--------------------------------------------------------------
Eagle USA Airfreight, Inc.(a)           120,000      3,630,000
--------------------------------------------------------------
Kitty Hawk, Inc.(a)                      25,000        509,375
--------------------------------------------------------------
                                                     5,574,375
--------------------------------------------------------------

AIRLINES-0.23%

China Eastern Airlines Corp.
  Ltd.-ADR (a)(Hong Kong)                35,000        796,250
--------------------------------------------------------------
China Southern Airlines Co.
  Ltd.-ADR (a)(China)                    45,000        933,750
--------------------------------------------------------------
Ryanair Holdings PLC-ADR (a)(Ireland)    12,200        305,000
--------------------------------------------------------------
                                                     2,035,000
--------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.36%

Aftermarket Technology Corp.(a)         134,300      2,719,575
--------------------------------------------------------------
Keystone Automotive Industries, Inc.(a)  20,500        453,562
--------------------------------------------------------------
                                                     3,173,137
--------------------------------------------------------------

BANKS (REGIONAL)-0.55%

AmSouth Bancorporation                    9,000        432,563
--------------------------------------------------------------
Banknorth Group, Inc.                    16,000        968,000
--------------------------------------------------------------
Cullen/Frost Bankers, Inc.                8,000        404,000
--------------------------------------------------------------
Hibernia Corp.-Class A                   30,000        534,375
--------------------------------------------------------------
Marshall & Ilsley Corp.                  35,000      1,815,625
--------------------------------------------------------------
Southwest Bancorp. of Texas, Inc.(a)     25,000        750,000
--------------------------------------------------------------
                                                     4,904,563
--------------------------------------------------------------

BIOTECHNOLOGY-0.30%

Genzyme Corp.(a)                         50,000      1,368,750
--------------------------------------------------------------
Kos Pharmaceuticals, Inc.(a)             35,000      1,251,250
--------------------------------------------------------------
                                                     2,620,000
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-1.75%

Chancellor Media Corp.(a)                39,091      2,145,119
--------------------------------------------------------------
Cox Radio, Inc.-Class A(a)               85,000      2,895,313
--------------------------------------------------------------
Emmis Broadcasting Corp.-Class A(a)      20,000        885,000
--------------------------------------------------------------
Hearst-Argyle Television Inc.(a)         24,870        708,795
--------------------------------------------------------------
Heftel Broadcasting Corp.(a)             39,300      2,613,450
--------------------------------------------------------------
Jacor Communications, Inc.(a)            15,000        628,125
--------------------------------------------------------------
Metro Networks, Inc.(a)                  55,000      1,705,000
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-(CONTINUED)

Univision Communications, Inc.(a)        64,000   $  3,968,000
--------------------------------------------------------------
                                                    15,548,802
--------------------------------------------------------------

BUILDING MATERIALS-0.37%

Diamond Home Services, Inc.(a)          100,000        850,000
--------------------------------------------------------------
Pameco Corp.(a)                          85,000      1,445,000
--------------------------------------------------------------
White Cap Industries, Inc.(a)            50,000        950,000
--------------------------------------------------------------
                                                     3,245,000
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.75%

Andrew Corp.(a)                          60,000      1,391,250
--------------------------------------------------------------
Cidco, Inc.(a)                           45,000        838,125
--------------------------------------------------------------
Coherent Communications Systems
  Corp.(a)                               80,000      2,420,000
--------------------------------------------------------------
Corsair Communications, Inc.(a)          17,200        399,900
--------------------------------------------------------------
Digital Lightwave, Inc.(a)               60,000      1,095,000
--------------------------------------------------------------
DSC Communications Corp.(a)             180,000      4,387,500
--------------------------------------------------------------
Innova Corp.(a)                          75,000      1,612,500
--------------------------------------------------------------
IWL Communications, Inc.(a)              50,000        562,500
--------------------------------------------------------------
MAS Technology Ltd.-ADR(a)
  (New Zealand)                         150,000      2,306,250
--------------------------------------------------------------
Metromedia Fiber Network, Inc.(a)       114,500      2,748,000
--------------------------------------------------------------
NACT Telecommunications, Inc.(a)         50,000        681,250
--------------------------------------------------------------
NEXTLINK Communications,
  Inc.-Class A(a)                        60,000      1,357,500
--------------------------------------------------------------
P-COM, Inc.(a)                           70,000      1,408,750
--------------------------------------------------------------
PairGain Technologies, Inc.(a)           80,000      2,260,000
--------------------------------------------------------------
SBS Technologies, Inc.(a)                75,000      2,175,000
--------------------------------------------------------------
Scientific-Atlanta, Inc.                160,000      2,970,000
--------------------------------------------------------------
Stanford Telecommunications, Inc.(a)     40,000        970,000
--------------------------------------------------------------
Tekelec(a)                               25,000      1,046,875
--------------------------------------------------------------
Tollgrade Communications, Inc.(a)        70,000      1,723,750
--------------------------------------------------------------
Verilink Corp.(a)                       125,000        953,125
--------------------------------------------------------------
                                                    33,307,275
--------------------------------------------------------------

COMPUTERS (HARDWARE)-0.75%

Bell & Howell Co.(a)                     90,000      2,480,625
--------------------------------------------------------------
Concord EFS, Inc.(a)                      5,000        148,438
--------------------------------------------------------------
Gateway 2000, Inc.(a)                    38,400      1,101,600
--------------------------------------------------------------
IDX Systems Corp.(a)                     14,600        492,750
--------------------------------------------------------------
Micron Electronics, Inc.(a)              60,000        832,500
--------------------------------------------------------------
National Instruments Corp.(a)            30,000      1,365,000
--------------------------------------------------------------
Stratasys, Inc.(a)                       15,000        230,625
--------------------------------------------------------------
                                                     6,651,538
--------------------------------------------------------------

COMPUTERS (NETWORKING)-0.56%

Bay Networks, Inc.(a)                    30,000        948,750
--------------------------------------------------------------
Cabletron Systems, Inc.(a)               50,000      1,450,000
--------------------------------------------------------------
FORE Systems, Inc.(a)                    25,000        406,250
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
COMPUTERS (NETWORKING)-(CONTINUED)

MMC Networks, Inc.(a)                    50,500   $  1,104,688
--------------------------------------------------------------
Premiere Technologies, Inc.(a)           30,000      1,020,000
--------------------------------------------------------------
                                                     4,929,688
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.41%

DSP Communications, Inc.(a)              50,000        925,000
--------------------------------------------------------------
NeoMagic Corp.(a)                        10,000        146,250
--------------------------------------------------------------
Printronix, Inc.(a)                     140,000      2,555,000
--------------------------------------------------------------
                                                     3,626,250
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-9.95%

Activision, Inc.(a)                     100,000      1,462,500
--------------------------------------------------------------
Adobe Systems, Inc.                      25,000      1,193,750
--------------------------------------------------------------
Advanced Fibre Communications, Inc.(a)   60,000      1,743,750
--------------------------------------------------------------
American Software, Inc.-Class A(a)       60,000        705,000
--------------------------------------------------------------
ANSYS, Inc.(a)                           50,000        462,500
--------------------------------------------------------------
Aris Corp.(a)                            10,000        236,250
--------------------------------------------------------------
Aspen Technologies, Inc.(a)              40,000      1,505,000
--------------------------------------------------------------
Autodesk, Inc.                           10,000        370,000
--------------------------------------------------------------
Avant! Corp.(a)                          25,000        656,250
--------------------------------------------------------------
Best Software, Inc.(a)                  225,000      2,334,375
--------------------------------------------------------------
BMC Software, Inc.(a)                    40,000      2,415,000
--------------------------------------------------------------
Box Hill Systems Corp.(a)                60,600        939,300
--------------------------------------------------------------
Broderbund Software, Inc.(a)            165,000      4,785,000
--------------------------------------------------------------
C/NET, Inc.(a)                           15,000        361,875
--------------------------------------------------------------
Cadence Design Systems, Inc.(a)          21,220      1,129,965
--------------------------------------------------------------
Check Point Software Technologies
  Ltd. (a)(Israel)                       25,000      1,065,625
--------------------------------------------------------------
Claremont Technology Group,
  Inc.(a)                                25,000        553,125
--------------------------------------------------------------
Compuware Corp.(a)                       35,000      2,314,375
--------------------------------------------------------------
Concord Communications, Inc.(a)          55,000        976,250
--------------------------------------------------------------
CyberMedia, Inc.(a)                      20,000        595,000
--------------------------------------------------------------
DAOU Systems, Inc.(a)                    45,000      1,186,875
--------------------------------------------------------------
Dassault Systemes S.A.-ADR (France)      20,000        600,000
--------------------------------------------------------------
Dendrite International, Inc.(a)          87,500      1,695,312
--------------------------------------------------------------
Dr. Solomon's Group PLC-ADR(a)
  (United Kingdom)                       35,000      1,071,875
--------------------------------------------------------------
Electronic Arts, Inc.(a)                 35,000      1,185,625
--------------------------------------------------------------
FARO Technologies, Inc.(a)               90,000      1,226,250
--------------------------------------------------------------
Geoworks(a)                              35,000        446,250
--------------------------------------------------------------
Great Plains Software, Inc.(a)           60,000      1,432,500
--------------------------------------------------------------
HBO & Co.                                80,000      3,480,000
--------------------------------------------------------------
HPR, Inc.(a)                             90,000      2,160,000
--------------------------------------------------------------
Infinity Financial Technology, Inc.(a)   75,000      1,153,125
--------------------------------------------------------------
Intuit, Inc.(a)                          65,000      2,120,625
--------------------------------------------------------------
J.D. Edwards & Co.(a)                    45,400      1,543,600
--------------------------------------------------------------
JDA Software Group, Inc.(a)              45,000      1,406,250
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Kofax Image Products, Inc.(a)           150,000   $  1,509,375
--------------------------------------------------------------
Mastech Corp.(a)                        100,000      3,312,500
--------------------------------------------------------------
McAfee Associates, Inc.(a)               15,000        746,250
--------------------------------------------------------------
Mechanical Dynamics, Inc.(a)             15,000        127,500
--------------------------------------------------------------
Medical Manager Corp.(a)                390,000      6,825,000
--------------------------------------------------------------
Memco Software Ltd. (a)(Israel)          67,700      1,709,425
--------------------------------------------------------------
Mercury Interactive Corp.(a)             85,000      1,912,500
--------------------------------------------------------------
MicroProse, Inc.(a)                      50,000        325,000
--------------------------------------------------------------
Midway Games Inc.(a)                     75,000      1,570,312
--------------------------------------------------------------
Netscape Communications Corp.(a)         80,000      2,630,000
--------------------------------------------------------------
Network General Corp.(a)                220,000      4,455,000
--------------------------------------------------------------
Network Solutions, Inc.-Class A(a)       40,300        765,700
--------------------------------------------------------------
Omtool, Ltd.(a)                         125,300      1,581,913
--------------------------------------------------------------
Parametric Technology Co.(a)             32,500      1,434,063
--------------------------------------------------------------
Peerless Systems Corp.(a)                10,000        130,000
--------------------------------------------------------------
Platinum Technology, Inc.(a)            180,000      4,365,000
--------------------------------------------------------------
QAD Inc.(a)                              50,000        706,250
--------------------------------------------------------------
Radiant Systems, Inc.(a)                 10,000        181,250
--------------------------------------------------------------
Security Dynamics Technologies, Inc.(a)  10,000        338,750
--------------------------------------------------------------
Siebel Systems, Inc.(a)                  20,083        810,865
--------------------------------------------------------------
Simulation Sciences, Inc.(a)             30,000        547,500
--------------------------------------------------------------
Sterling Commerce, Inc.(a)               37,500      1,244,531
--------------------------------------------------------------
Sybase, Inc.(a)                          25,000        407,813
--------------------------------------------------------------
Technology Modeling Associates, Inc.(a)  53,500        749,000
--------------------------------------------------------------
Transaction Systems Architects,
  Inc.-Class A(a)                         5,000        195,625
--------------------------------------------------------------
Trusted Information Systems, Inc.(a)     75,000        703,125
--------------------------------------------------------------
Vantive Corp.(a)                         65,000      1,641,250
--------------------------------------------------------------
Viewlogic Systems, Inc.(a)               40,000        970,000
--------------------------------------------------------------
                                                    88,408,674
--------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.48%

Blyth Industries, Inc.(a)               110,000      2,736,250
--------------------------------------------------------------
Lancaster Colony Corp.                   15,000        742,500
--------------------------------------------------------------
Little Switzerland, Inc.(a)             100,000        650,000
--------------------------------------------------------------
TAG Heuer International S.A.-ADR
  (a)(Switzerland)                       10,000        115,000
--------------------------------------------------------------
                                                     4,243,750
--------------------------------------------------------------

CONSUMER FINANCE-0.17%

Green Tree Financial Corp.               25,000      1,053,125
--------------------------------------------------------------
Investors Financial Services Corp.       10,000        440,000
--------------------------------------------------------------
                                                     1,493,125
--------------------------------------------------------------

CONTAINERS (METAL & GLASS)-0.77%

Peak International Ltd.(a)               85,000      1,912,500
--------------------------------------------------------------
Silgan Holdings, Inc.(a)                140,000      4,935,000
--------------------------------------------------------------
                                                     6,847,500
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
DISTRIBUTORS (FOOD & HEALTH)-1.12%

AmeriSource Health Corp.-Class A(a)      25,000   $  1,484,375
--------------------------------------------------------------
McKesson Corp.                           28,000      3,004,750
--------------------------------------------------------------
Owens & Minor, Inc. Holding Co.          30,000        420,000
--------------------------------------------------------------
ProSource, Inc.(a)                       50,000        368,750
--------------------------------------------------------------
Rykoff-Sexton, Inc.                     130,000      2,795,000
--------------------------------------------------------------
Suburban Ostomy Supply Co., Inc.(a)     175,000      1,903,125
--------------------------------------------------------------
                                                     9,976,000
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.37%

Black Box Corp.(a)                       20,000        820,000
--------------------------------------------------------------
Checkpoint Systems, Inc.(a)              50,000        800,000
--------------------------------------------------------------
Harman International Industries, Inc.    10,000        540,000
--------------------------------------------------------------
Itron, Inc.(a)                           45,000        922,500
--------------------------------------------------------------
Sawtek Inc.(a)                            5,000        170,000
--------------------------------------------------------------
                                                     3,252,500
--------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.53%

Power-One, Inc.(a)                      140,000      2,607,500
--------------------------------------------------------------
Stoneridge, Inc.(a)                     126,300      2,052,375
--------------------------------------------------------------
                                                     4,659,875
--------------------------------------------------------------

ELECTRONICS (DEFENSE)-0.01%

Tracor, Inc.(a)                           3,900        104,325
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-0.89%

ASM Lithography Holding N.V.(a)
  (Netherlands)                           5,000        366,250
--------------------------------------------------------------
Alliance Semiconductor Corp.(a)          25,000        187,500
--------------------------------------------------------------
Altera Corp.(a)                          35,000      1,553,125
--------------------------------------------------------------
Apex PC Solutions, Inc.(a)               10,000        257,500
--------------------------------------------------------------
Cypress Semiconductor Corp.(a)           55,000        618,750
--------------------------------------------------------------
Galileo Technology Ltd.(a) (Israel)      35,000      1,203,125
--------------------------------------------------------------
General Scanning, Inc.(a)                15,000        387,187
--------------------------------------------------------------
General Semiconductor, Inc.(a)           10,000        113,750
--------------------------------------------------------------
Integrated Device Technology, Inc.(a)    40,000        462,500
--------------------------------------------------------------
Oak Technology, Inc.(a)                  30,000        288,750
--------------------------------------------------------------
SDL, Inc.(a)                             20,000        360,000
--------------------------------------------------------------
3Dlabs Inc., Ltd.(a)                     25,000        531,250
--------------------------------------------------------------
Xilinx, Inc.(a)                          45,000      1,535,625
--------------------------------------------------------------
                                                     7,865,312
--------------------------------------------------------------

ENTERTAINMENT-0.19%

Alliance Communications
  Corp.-Class B(a) (Canada)              60,000        738,750
--------------------------------------------------------------
N2K Inc.(a)                              37,500        986,718
--------------------------------------------------------------
                                                     1,725,468
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-1.10%

Aehr Test Systems(a)                     70,000        945,000
--------------------------------------------------------------
Asyst Technologies, Inc.(a)              10,000        290,938
--------------------------------------------------------------
Credence Systems Corp.(a)                30,000        885,000
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-(CONTINUED)

DuPont Photomasks, Inc.(a)               55,000   $  2,365,000
--------------------------------------------------------------
KLA-Tencor Corp.(a)                      10,000        439,375
--------------------------------------------------------------
PRI Automation, Inc.(a)                  15,000        573,750
--------------------------------------------------------------
Speedfam International, Inc.(a)          95,000      3,526,875
--------------------------------------------------------------
Teradyne, Inc.(a)                        20,000        748,750
--------------------------------------------------------------
                                                     9,774,688
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.13%

American Capital Strategies, Ltd.(a)     35,100        631,800
--------------------------------------------------------------
Hamilton Bancorp, Inc.(a)                75,000      2,287,500
--------------------------------------------------------------
Insignia Financial Group, Inc.-
   Class A(a)                            45,000        973,125
--------------------------------------------------------------
MGIC Investment Corp.                    20,000      1,206,250
--------------------------------------------------------------
Mutual Risk Management Ltd. (Bermuda)    30,000        778,125
--------------------------------------------------------------
SEI Corp.                                90,000      3,830,625
--------------------------------------------------------------
SunAmerica, Inc.                          8,400        301,875
--------------------------------------------------------------
                                                    10,009,300
--------------------------------------------------------------

FOODS-0.66%

American Italian Pasta Co.-Class
  A(a)                                  170,000      3,570,000
--------------------------------------------------------------
Weider Nutrition International,
  Inc.                                  200,000      2,312,500
--------------------------------------------------------------
                                                     5,882,500
--------------------------------------------------------------

FOOTWEAR-0.29%

Samsonite Corp.(a)                       55,000      2,550,625
--------------------------------------------------------------

GAMING, LOTTERY & PARI-MUTUEL COMPANIES-0.91%

Circus Circus Enterprises(a)            100,000      2,225,000
--------------------------------------------------------------
International Game Technology           135,000      3,450,937
--------------------------------------------------------------
Sodak Gaming, Inc.(a)                   225,000      2,418,750
--------------------------------------------------------------
                                                     8,094,687
--------------------------------------------------------------

HARDWARE & TOOLS-0.21%

Acorn Products, Inc.(a)                 125,000      1,843,750
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-0.21%

Allergan, Inc.                           10,000        329,375
--------------------------------------------------------------
IVAX Corp.                              200,000      1,512,500
--------------------------------------------------------------
                                                     1,841,875
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-2.52%

Algos Pharmaceutical Corp.(a)            20,000        495,000
--------------------------------------------------------------
BioChem Pharma, Inc.(a) (Canada)         30,000        751,875
--------------------------------------------------------------
Collagenex Pharmaceuticals, Inc.(a)      20,000        240,000
--------------------------------------------------------------
Dura Pharmaceuticals, Inc.(a)            66,000      3,192,750
--------------------------------------------------------------
Elan Corp. PLC-ADR(a) (Ireland)          15,000        748,125
--------------------------------------------------------------
Forest Laboratories, Inc.(a)            155,000      7,168,750
--------------------------------------------------------------
Gilead Sciences, Inc.(a)                  8,000        273,000
--------------------------------------------------------------
Guilford Pharmaceuticals, Inc.(a)        10,000        243,750
--------------------------------------------------------------
Human Genome Sciences, Inc.(a)           15,000        615,000
--------------------------------------------------------------
Jones Medical Industries, Inc.           35,000      1,054,375
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
HEALTH CARE (DRUGS-GENERIC & OTHER)-(CONTINUED)

Martek Biosciences Corp.(a)              20,000   $    222,500
--------------------------------------------------------------
North American Vaccine, Inc.(a)          60,000      1,507,500
--------------------------------------------------------------
OSI Pharmaceuticals, Inc.(a)             50,000        475,000
--------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Israel)                      33,000      1,542,750
--------------------------------------------------------------
Warner Chilcott Laboratories-SP
  ADR (a)(Ireland)                      135,000      1,906,875
--------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)          60,000      1,905,000
--------------------------------------------------------------
                                                    22,342,250
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-0.08%

Applied Analytical Industries, Inc.(a)   40,000        670,000
--------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.06%

Health Management Associates,
  Inc.-Class A(a)                        22,500        548,438
--------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.61%

Capital Senior Living Corp.(a)          100,500      1,683,375
--------------------------------------------------------------
Horizon Health Corp.(a)                  25,500        596,063
--------------------------------------------------------------
Integrated Health Services, Inc.         40,000      1,270,000
--------------------------------------------------------------
National Surgery Centers, Inc.(a)        12,500        312,500
--------------------------------------------------------------
NovaCare, Inc.(a)                        20,000        261,250
--------------------------------------------------------------
Sunrise Assisted Living, Inc.(a)         35,000      1,299,375
--------------------------------------------------------------
                                                     5,422,563
--------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-1.12%

Alternative Living Services, Inc.(a)     85,000      2,082,500
--------------------------------------------------------------
American Oncology Resources, Inc.(a)     30,000        438,750
--------------------------------------------------------------
Concentra Managed Care, Inc.(a)          40,000      1,305,000
--------------------------------------------------------------
Express Scripts, Inc.-Class A(a)         13,000        732,875
--------------------------------------------------------------
HealthCare COMPARE Corp.(a)              20,000      1,075,000
--------------------------------------------------------------
HealthPlan Services Corp.                55,000      1,158,437
--------------------------------------------------------------
MedPartners, Inc.(a)                     65,715      1,671,625
--------------------------------------------------------------
Monarch Dental Corp.(a)                  63,000      1,141,875
--------------------------------------------------------------
PacifiCare Health Systems, Inc.-
  Class B(a)                              5,000        323,750
--------------------------------------------------------------
                                                     9,929,812
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-2.82%

ADAC Laboratories                        25,000        487,500
--------------------------------------------------------------
Bard (C.R.), Inc.                        55,000      1,526,250
--------------------------------------------------------------
Biomet, Inc.                             65,000      1,620,937
--------------------------------------------------------------
Dentsply International, Inc.             70,000      1,986,250
--------------------------------------------------------------
Endovascular Technologies, Inc.(a)       25,000        462,500
--------------------------------------------------------------
Gulf South Medical Supply, Inc.(a)       11,000        363,000
--------------------------------------------------------------
Marquette Medical Systems-Class A(a)     55,000      1,416,250
--------------------------------------------------------------
Maxxim Medical, Inc.(a)                  25,000        559,375
--------------------------------------------------------------
MiniMed, Inc.(a)                         70,000      2,730,000
--------------------------------------------------------------
Nitinol Medical Technologies, Inc.(a)    80,000      1,120,000
--------------------------------------------------------------
Protocol Systems Inc.(a)                 25,000        265,625
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-(CONTINUED)

SangStat Medical Corp.(a)                25,000   $    778,125
--------------------------------------------------------------
Schick Technologies, Inc.(a)             25,000        537,500
--------------------------------------------------------------
Sofamor Danek Group, Inc.(a)             30,000      2,066,250
--------------------------------------------------------------
Steris Corp.(a)                          85,000      3,378,750
--------------------------------------------------------------
Stryker Corp.                            19,000        706,563
--------------------------------------------------------------
Sullivan Dental Products, Inc.           25,000        584,375
--------------------------------------------------------------
Sulzer Medica (a)(Switzerland)           26,900        719,575
--------------------------------------------------------------
Sybron International Corp.(a)            85,000      3,410,625
--------------------------------------------------------------
Trex Medical Corp.(a)                    25,000        321,875
--------------------------------------------------------------
                                                    25,041,325
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-2.59%

Advance ParadigM, Inc.(a)               140,000      3,570,000
--------------------------------------------------------------
AmeriPath, Inc.(a)                      110,000      1,815,000
--------------------------------------------------------------
BioReliance Corp.(a)                     42,500        945,625
--------------------------------------------------------------
Boron, LePore & Associates, Inc.(a)      16,500        402,188
--------------------------------------------------------------
Cohr, Inc.(a)                           150,000      1,575,000
--------------------------------------------------------------
Covance, Inc.(a)                         40,000        707,500
--------------------------------------------------------------
First Commonwealth, Inc.(a)              15,000        217,500
--------------------------------------------------------------
FPA Medical Management, Inc.(a)          42,000      1,013,250
--------------------------------------------------------------
Intensiva Healthcare Corp.(a)            70,000        533,750
--------------------------------------------------------------
Medical Resources, Inc.(a)               75,000      1,359,375
--------------------------------------------------------------
Ocular Sciences, Inc.(a)                131,100      2,884,200
--------------------------------------------------------------
Prime Medical Services, Inc.(a)          60,000        795,000
--------------------------------------------------------------
Summit Holding Southeast Inc.(a)        235,000      4,230,000
--------------------------------------------------------------
Superior Consultant Holdings
  Corp.(a)                               25,000        775,000
--------------------------------------------------------------
Ventana Medical Systems, Inc.(a)        140,000      2,170,000
--------------------------------------------------------------
                                                    22,993,388
--------------------------------------------------------------

HOUSEHOLD FURNITURE & APPLIANCES-0.22%

Kimball International, Inc.-Class B      30,000      1,230,000
--------------------------------------------------------------
Service Experts, Inc.(a)                 29,900        747,500
--------------------------------------------------------------
                                                     1,977,500
--------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.20%

Dial Corp.                              105,000      1,771,875
--------------------------------------------------------------

HOUSEWARES-0.38%

Central Garden and Pet Co.(a)            80,000      2,100,000
--------------------------------------------------------------
Helen of Troy Ltd.(a)                    20,000        332,500
--------------------------------------------------------------
Home Products International, Inc.(a)     80,000        955,000
--------------------------------------------------------------
                                                     3,387,500
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.95%

AmerUs Life Holdings, Inc.-Class A       42,400      1,317,050
--------------------------------------------------------------
Nationwide Financial Services,
  Inc.-Class A                          140,000      4,261,250
--------------------------------------------------------------
Penncorp Financial Group, Inc.           20,000        651,250
--------------------------------------------------------------
UNUM Corp.                               10,400        507,000
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
INSURANCE (LIFE/HEALTH)-(CONTINUED)
Western National Corp.                   60,000   $  1,728,750
--------------------------------------------------------------
                                                     8,465,300
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.18%

Ace, Ltd.                                 4,000        371,750
--------------------------------------------------------------
Horace Mann Educators Corp.               8,000        450,000
--------------------------------------------------------------
PAULA Financial(a)                       29,900        754,975
--------------------------------------------------------------
                                                     1,576,725
--------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-2.14%

Amerin Corp.(a)                         200,000      4,575,000
--------------------------------------------------------------
Capital Re Corp.                         10,000        589,375
--------------------------------------------------------------
CapMAC Holdings, Inc.                    30,000        900,000
--------------------------------------------------------------
CMAC Investment Corp.                    13,000        710,937
--------------------------------------------------------------
Everest Re Holdings, Inc.                56,000      2,107,000
--------------------------------------------------------------
Executive Risk Inc.                       5,000        329,375
--------------------------------------------------------------
Exel Ltd.                                11,200        676,900
--------------------------------------------------------------
HCC Insurance Holdings, Inc.             50,000      1,168,750
--------------------------------------------------------------
NAC Re Corp.                              8,000        356,000
--------------------------------------------------------------
Penn-America Group, Inc.                 80,000      1,475,000
--------------------------------------------------------------
Progressive Corp.                        25,000      2,606,250
--------------------------------------------------------------
TIG Holdings, Inc.                       25,000        846,875
--------------------------------------------------------------
Transatlantic Holdings, Inc.             10,000        691,875
--------------------------------------------------------------
UnionAmerica Holdings PLC-ADR
  (United Kingdom)                       27,000        536,625
--------------------------------------------------------------
Vesta Insurance Group, Inc.              10,000        581,250
--------------------------------------------------------------
W. R. Berkley Corp.                      20,000        822,500
--------------------------------------------------------------
                                                    18,973,712
--------------------------------------------------------------

INVESTMENT MANAGEMENT-0.13%

ARM Financial Group, Inc.-Class A        51,400      1,111,525
--------------------------------------------------------------

INVESTMENTS-0.13%

Security Capital Group Inc.-Class B(a)   36,700      1,174,400
--------------------------------------------------------------

IRON & STEEL-0.09%

Ispat International N.V.-New York
  Registered Shares(a) (Netherlands)     33,200        840,375
--------------------------------------------------------------

LAND DEVELOPMENT-0.38%

LaSalle Partners, Inc.(a)                35,000      1,279,687
--------------------------------------------------------------
Silverleaf Resorts, Inc.(a)              95,000      2,066,250
--------------------------------------------------------------
                                                     3,345,937
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-1.37%

Coastcast Corp.(a)                       20,000        292,500
--------------------------------------------------------------
Coleman Co., Inc.(a)                     50,000        746,875
--------------------------------------------------------------
Florida Panthers Holdings, Inc.(a)       15,000        301,875
--------------------------------------------------------------
Galoob Toys, Inc.(a)                    210,000      2,769,375
--------------------------------------------------------------
GTECH Holdings Corp.(a)                  25,000        806,250
--------------------------------------------------------------
Hasbro, Inc.                             30,000        870,000
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-(CONTINUED)

K2, Inc.                                 18,000   $    455,625
--------------------------------------------------------------
Oakley, Inc.(a)                          95,000        938,125
--------------------------------------------------------------
The North Face, Inc.(a)                 145,000      3,425,625
--------------------------------------------------------------
Toy Biz, Inc.(a)                        110,000        969,375
--------------------------------------------------------------
Travis Boats & Motors, Inc.(a)           30,000        573,750
--------------------------------------------------------------
                                                    12,149,375
--------------------------------------------------------------

LODGING-HOTELS-0.58%

Four Seasons Hotels, Inc. (Canada)       38,000      1,256,375
--------------------------------------------------------------
Vail Resorts Inc.(a)                    125,000      3,476,562
--------------------------------------------------------------
Wyndham Hotel Corp.(a)                   10,000        449,375
--------------------------------------------------------------
                                                     5,182,312
--------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.65%

CTB International Corp.(a)              200,000      3,425,000
--------------------------------------------------------------
Greenfield Industries                    15,000        568,125
--------------------------------------------------------------
OmniQuip International, Inc.             40,000        670,000
--------------------------------------------------------------
Pfeiffer Vacuum Technology
  A.G.-ADR(a) (Germany)                  15,000        487,500
--------------------------------------------------------------
Thermo Fibergen Inc.                     45,000        410,625
--------------------------------------------------------------
Thermo Fibergen Inc.-Rights(a)           45,000        154,688
--------------------------------------------------------------
                                                     5,715,938
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.21%

Daniel Industries                        30,000        603,750
--------------------------------------------------------------
Figgie International Inc.-Class A(a)     30,000        401,250
--------------------------------------------------------------
Industrial Distribution Group, Inc.(a)   45,100        873,813
--------------------------------------------------------------
                                                     1,878,813
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-1.43%

Amor Holdings, Inc.(a)                   50,000        550,000
--------------------------------------------------------------
Big Dog Holdings, Inc.(a)               125,000      1,765,625
--------------------------------------------------------------
Cognex Corp.(a)                         105,000      2,808,750
--------------------------------------------------------------
DONCASTERS PLC-ADR(a) (United Kingdom)   25,000        673,438
--------------------------------------------------------------
First Years, Inc. (The)                 118,000      2,950,000
--------------------------------------------------------------
Novel Denim Holdings Ltd.(a) (Hong
  Kong)                                  27,500        556,875
--------------------------------------------------------------
Regal-Beloit Corp.                       20,000        537,500
--------------------------------------------------------------
Rock of Ages Corp.(a)                    30,000        570,000
--------------------------------------------------------------
Tefron Ltd.(a) (Israel)                 120,000      2,302,500
--------------------------------------------------------------
                                                    12,714,688
--------------------------------------------------------------

METAL FABRICATORS-0.71%

Metals USA(a)                           400,000      5,900,000
--------------------------------------------------------------
Shaw Group, Inc.(a)                      20,000        417,500
--------------------------------------------------------------
                                                     6,317,500
--------------------------------------------------------------

NATURAL GAS-0.16%

NGC Corp.                                75,000      1,425,000
--------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.84%

Boise Cascade Office Products Corp.(a)    9,700        184,300
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
OFFICE EQUIPMENT & SUPPLIES-(CONTINUED)

Daisytek International Corp.(a)          95,000   $  3,621,875
--------------------------------------------------------------
Danka Business Systems PLC-ADR
  (United Kingdom)                       30,000      1,110,000
--------------------------------------------------------------
U.S. Office Products Co.(a)              70,000      2,187,500
--------------------------------------------------------------
Wallace Computer Services, Inc.           9,400        361,313
--------------------------------------------------------------
                                                     7,464,988
--------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-9.53%

Atwood Oceanics, Inc.(a)                 65,000      7,198,750
--------------------------------------------------------------
Baker Hughes, Inc.                       80,000      3,675,000
--------------------------------------------------------------
BJ Services Co.(a)                       20,000      1,695,000
--------------------------------------------------------------
Cal Dive International, Inc.(a)         121,000      3,781,250
--------------------------------------------------------------
Camco International, Inc.                 8,000        578,000
--------------------------------------------------------------
Computalog Ltd.(a) (Canada)              25,000        514,062
--------------------------------------------------------------
Cooper Cameron Corp.(a)                  21,000      1,517,250
--------------------------------------------------------------
Diamond Offshore Drilling, Inc.          40,000      2,490,000
--------------------------------------------------------------
Dril-Quip, Inc.(a)                        8,900        319,288
--------------------------------------------------------------
ENSCO International, Inc.               105,000      4,416,562
--------------------------------------------------------------
EVI, Inc.(a)                             89,802      5,764,165
--------------------------------------------------------------
Falcon Drilling Company, Inc.(a)         56,000      2,037,000
--------------------------------------------------------------
Fred. Olsen Energy A.S.A.(a)
  (Norway)                               47,100      1,188,064
--------------------------------------------------------------
Grey Wolf, Inc.(a)                      110,000        907,500
--------------------------------------------------------------
Gulfmark Offshore Inc.(a)                67,000      2,437,125
--------------------------------------------------------------
Hanover Compressor Co.(a)                70,000      1,513,750
--------------------------------------------------------------
Hvide Marine, Inc.-Class A(a)           205,000      6,765,000
--------------------------------------------------------------
Input/Output, Inc.(a)                    30,000        804,375
--------------------------------------------------------------
National-Oilwell, Inc.(a)                43,000      3,292,188
--------------------------------------------------------------
Noble Drilling Corp.(a)                 105,000      3,734,063
--------------------------------------------------------------
Oceaneering International, Inc.(a)       30,000        744,375
--------------------------------------------------------------
Offshore Logistics, Inc.(a)              25,000        525,000
--------------------------------------------------------------
Parker Drilling Co.(a)                   80,000      1,185,000
--------------------------------------------------------------
Petroleum Geo-Services ASA-ADR(a)
  (Netherlands)                          18,300      1,267,275
--------------------------------------------------------------
Precision Drilling Corp.(a) (Canada)     20,000        615,000
--------------------------------------------------------------
Pride International, Inc.(a)             90,000      2,970,000
--------------------------------------------------------------
Reading & Bates Corp.(a)                 50,000      2,118,750
--------------------------------------------------------------
Rowan Companies, Inc.(a)                 15,000        583,125
--------------------------------------------------------------
Santa Fe International Corp.             15,200        747,650
--------------------------------------------------------------
SEACOR Holdings Inc.(a)                  12,000        781,500
--------------------------------------------------------------
Smith International, Inc.(a)             20,000      1,525,000
--------------------------------------------------------------
Tidewater, Inc.                           6,000        394,125
--------------------------------------------------------------
Transocean Offshore Inc.                 30,000      1,620,000
--------------------------------------------------------------
Trico Marine Services, Inc.(a)          130,000      4,777,500
--------------------------------------------------------------
Tuboscope Vetco International
  Corp.(a)                              130,000      4,127,500
--------------------------------------------------------------
UNIFAB International, Inc.(a)            67,200      2,150,400
--------------------------------------------------------------
Veritas DGC, Inc.(a)                     19,000        777,813
--------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)

Weatherford Enterra, Inc.(a)             60,000   $  3,063,750
--------------------------------------------------------------
                                                    84,602,155
--------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-2.71%

Anadarko Petroleum Corp.                  4,000        293,000
--------------------------------------------------------------
Apache Corp.                              5,000        210,000
--------------------------------------------------------------
Benton Oil & Gas Co.(a)                 185,000      3,723,125
--------------------------------------------------------------
Cabot Oil & Gas Corp.-Class A            70,000      1,680,000
--------------------------------------------------------------
Cross Timbers Oil Co.                    35,000        934,062
--------------------------------------------------------------
Devon Energy Corp.                        5,000        223,750
--------------------------------------------------------------
Eagle Geophysical, Inc.(a)              100,000      1,750,000
--------------------------------------------------------------
Houston Exploration Co. (The)(a)         80,000      1,940,000
--------------------------------------------------------------
Louis Dreyfus Natural Gas Corp.(a)       15,000        331,875
--------------------------------------------------------------
Newfield Exploration Co.(a)               5,000        135,625
--------------------------------------------------------------
Noble Affiliates, Inc.                   20,000        821,250
--------------------------------------------------------------
Nuevo Energy Co.(a)                      40,000      1,657,500
--------------------------------------------------------------
Ocean Energy, Inc.(a)                    25,000      1,543,750
--------------------------------------------------------------
Petsec Energy Ltd.-ADR(a)
  (Australia)                            15,000        337,500
--------------------------------------------------------------
Pogo Producing Co.                       25,000        904,687
--------------------------------------------------------------
Santa Fe Energy Resources, Inc.(a)       40,400        527,725
--------------------------------------------------------------
Stolt Comex Seaway, S.A.(a)
  (United Kingdom)                       95,000      5,700,000
--------------------------------------------------------------
Titan Exploration, Inc.(a)               80,000      1,010,000
--------------------------------------------------------------
United Meridian Corp.(a)                 10,000        339,375
--------------------------------------------------------------
                                                    24,063,224
--------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-0.28%

Gulf Indonesia Resources Ltd.(a)
  (Indonesia)                            60,000      1,260,000
--------------------------------------------------------------
Rutherford-Moran Oil Corp.(a)            50,000      1,225,000
--------------------------------------------------------------
                                                     2,485,000
--------------------------------------------------------------

PERSONAL CARE-0.78%

Estee Lauder Companies-Class A           14,500        644,344
--------------------------------------------------------------
French Fragrances, Inc.(a)               27,900        298,181
--------------------------------------------------------------
Perrigo Co.(a)                           72,600      1,116,225
--------------------------------------------------------------
Rexall Sundown, Inc.(a)                  70,000      1,531,250
--------------------------------------------------------------
Twinlab Corp.(a)                        175,000      3,325,000
--------------------------------------------------------------
                                                     6,915,000
--------------------------------------------------------------

PUBLISHING-0.30%

CMP Media Inc.-Class A(a)                75,000      1,387,500
--------------------------------------------------------------
Petersen Companies, Inc.
  (The)-Class A(a)                       65,000      1,283,750
--------------------------------------------------------------
                                                     2,671,250
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST-0.54%

CCA Prison Realty Trust                  50,000      1,725,000
--------------------------------------------------------------
Equity Office Properties Trust           23,000        702,937
--------------------------------------------------------------
Great Lakes REIT, Inc.                   50,000        937,500
--------------------------------------------------------------
Kilroy Realty Corp.                      40,000      1,060,000
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
REAL ESTATE INVESTMENT TRUST-(CONTINUED)

SL Green Realty Corp.(a)                 15,200   $    380,950
--------------------------------------------------------------
                                                     4,806,387
--------------------------------------------------------------

RESTAURANTS-0.97%

Apple South, Inc.                        30,000        558,750
--------------------------------------------------------------
Brinker International, Inc.(a)           50,000        700,000
--------------------------------------------------------------
Cracker Barrel Old Country Store,
  Inc.                                    8,000        236,000
--------------------------------------------------------------
Landry's Seafood Restaurants, Inc.(a)    20,000        560,000
--------------------------------------------------------------
Logan's Roadhouse, Inc.(a)               40,000        715,000
--------------------------------------------------------------
NPC International Inc.(a)                25,000        353,125
--------------------------------------------------------------
Outback Steakhouse, Inc.(a)              10,000        270,625
--------------------------------------------------------------
Ryan's Family Steak Houses, Inc.(a)      40,000        345,000
--------------------------------------------------------------
Showbiz Pizza Time, Inc.(a)              85,000      1,806,250
--------------------------------------------------------------
Starbucks Corp.(a)                       45,000      1,485,000
--------------------------------------------------------------
Wendy's International, Inc.              75,000      1,575,000
--------------------------------------------------------------
                                                     8,604,750
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.11%

Eagle Hardware & Garden, Inc.(a)         60,000      1,020,000
--------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.37%

CompUSA, Inc.(a)                         33,000      1,080,750
--------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)            30,300        903,317
--------------------------------------------------------------
Tech Data Corp.(a)                       30,000      1,335,000
--------------------------------------------------------------
                                                     3,319,067
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.28%

Neiman Marcus Group, Inc. (The)(a)       40,000      1,327,500
--------------------------------------------------------------
Nordstrom, Inc.                          15,000        918,750
--------------------------------------------------------------
Proffitt's, Inc.(a)                       8,400        240,975
--------------------------------------------------------------
                                                     2,487,225
--------------------------------------------------------------

RETAIL (DISCOUNTERS)-1.16%

Dollar Tree Stores, Inc.(a)              19,500        789,750
--------------------------------------------------------------
Family Dollar Stores, Inc.              172,500      4,053,750
--------------------------------------------------------------
Fred's, Inc.                             50,000      1,112,500
--------------------------------------------------------------
Mac Frugals Bargains Close-Outs,
  Inc.(a)                                60,000      2,040,000
--------------------------------------------------------------
Men's Wearhouse, Inc.(a)                 60,000      2,325,000
--------------------------------------------------------------
                                                    10,321,000
--------------------------------------------------------------

RETAIL (DRUG STORES)-0.15%

Rite Aid Corp.                           22,000      1,306,250
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.31%

Dominick's Supermarkets, Inc.(a)         50,000      1,825,000
--------------------------------------------------------------
Whole Foods Market, Inc.(a)              80,000      3,140,000
--------------------------------------------------------------
Wild Oats Markets Inc.(a)               190,000      6,697,500
--------------------------------------------------------------
                                                    11,662,500
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.04%

Costco Companies, Inc.(a)                10,000        385,000
--------------------------------------------------------------

RETAIL (HOME SHOPPING)-0.07%

Damark International, Inc.-Class A(a)    50,000   $    581,250
--------------------------------------------------------------

RETAIL (SPECIALTY)-6.44%

Bed, Bath & Beyond Inc.(a)               35,000      1,111,250
--------------------------------------------------------------
Borders Group, Inc.(a)                    2,400         62,250
--------------------------------------------------------------
Brookstone, Inc.(a)                      35,000        423,281
--------------------------------------------------------------
Casey's General Stores, Inc.             50,000      1,206,250
--------------------------------------------------------------
Coldwater Creek Inc.(a)                  75,000      2,175,000
--------------------------------------------------------------
Cole National Corp.-Class A(a)           50,000      2,118,750
--------------------------------------------------------------
Corporate Express, Inc.(a)              105,000      1,542,188
--------------------------------------------------------------
Cross-Continent Auto Retailers,
  Inc.(a)                                50,000        493,750
--------------------------------------------------------------
Diedrich Coffee, Inc.(a)                 75,000        215,625
--------------------------------------------------------------
Finish Line, Inc. (The)-Class A(a)      100,000      1,687,500
--------------------------------------------------------------
Friedman's, Inc.-Class A(a)              35,000        623,438
--------------------------------------------------------------
Garden Ridge Corp.(a)                    50,000        668,750
--------------------------------------------------------------
General Nutrition Companies,
  Inc.(a)                               155,000      4,882,500
--------------------------------------------------------------
Genesco Inc.(a)                          50,000        634,375
--------------------------------------------------------------
Gymboree Corp.(a)                        20,000        485,000
--------------------------------------------------------------
Hibbett Sporting Goods, Inc.(a)          40,000      1,110,000
--------------------------------------------------------------
Hot Topic, Inc.(a)                       90,000      1,518,750
--------------------------------------------------------------
Just for Feet, Inc.(a)                  235,000      3,480,938
--------------------------------------------------------------
Linens 'N Things, Inc.(a)               145,000      5,210,938
--------------------------------------------------------------
Lithia Motors, Inc.-Class A(a)          100,000      1,737,500
--------------------------------------------------------------
OfficeMax, Inc.(a)                       40,000        535,000
--------------------------------------------------------------
Pep Boys-Manny, Moe & Jack               80,000      2,015,000
--------------------------------------------------------------
Petco Animal Supplies, Inc.(a)           22,000        676,500
--------------------------------------------------------------
PETsMART, Inc.(a)                       425,000      3,240,625
--------------------------------------------------------------
Pier 1 Imports, Inc.                    105,000      1,916,250
--------------------------------------------------------------
Polo Ralph Lauren Corp.(a)              140,000      3,640,000
--------------------------------------------------------------
RDO Equipment Co.-Class A(a)             50,000      1,084,375
--------------------------------------------------------------
Sports Authority, Inc. (The)(a)         150,000      2,840,625
--------------------------------------------------------------
Staples, Inc.(a)                         10,000        262,500
--------------------------------------------------------------
Sunglass Hut International,
  Inc.(a)                               150,000      1,200,000
--------------------------------------------------------------
Tiffany & Co.                            30,000      1,185,000
--------------------------------------------------------------
U.S.A. Floral Products, Inc.(a)          80,000      1,400,000
--------------------------------------------------------------
United Auto Group, Inc.(a)               50,000      1,018,750
--------------------------------------------------------------
Viking Office Products, Inc.(a)          80,000      1,915,000
--------------------------------------------------------------
West Marine, Inc.(a)                     35,000        735,000
--------------------------------------------------------------
Williams-Sonoma, Inc.(a)                 25,000      1,003,125
--------------------------------------------------------------
Zale Corp.(a)                            45,000      1,136,250
--------------------------------------------------------------
                                                    57,192,033
--------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-1.51%

Abercrombie & Fitch Co.-Class A(a)      115,000      2,990,000
--------------------------------------------------------------
American Eagle Outfitters, Inc.(a)       10,000        290,000
--------------------------------------------------------------
dELiA*s Inc.(a)                          60,000      1,245,000
--------------------------------------------------------------
Gadzooks, Inc.(a)                        60,000      1,492,500
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
RETAIL (SPECIALTY-APPAREL)-(CONTINUED)

Stage Stores, Inc.(a)                   185,000   $  6,752,500
--------------------------------------------------------------
Talbots, Inc.                            25,000        600,000
--------------------------------------------------------------
                                                    13,370,000
--------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-2.01%

Abacus Direct Corp.(a)                   70,000      2,572,500
--------------------------------------------------------------
Castle Dental Centers, Inc.(a)           50,000        543,750
--------------------------------------------------------------
Cognizant Corp.                          13,000        509,437
--------------------------------------------------------------
Eagle River Interactive, Inc.(a)         50,000        459,375
--------------------------------------------------------------
Forrester Research, Inc.(a)              11,800        304,588
--------------------------------------------------------------
Getty Communications PLC-ADR(a)
  (United Kingdom)                       30,000        442,500
--------------------------------------------------------------
Hagler Bailly, Inc.(a)                   35,000        708,750
--------------------------------------------------------------
Information Resources, Inc.(a)           10,400        171,600
--------------------------------------------------------------
JLK Direct Distribution Inc.-Class
  A(a)                                   15,700        469,038
--------------------------------------------------------------
Lamar Advertising Co.(a)                160,000      5,420,000
--------------------------------------------------------------
Metromail Corp.(a)                       70,000      1,386,875
--------------------------------------------------------------
Snyder Communications, Inc.(a)           65,000      1,917,500
--------------------------------------------------------------
Universal Outdoor Holdings,
  Inc.(a)                                70,000      2,957,500
--------------------------------------------------------------
                                                    17,863,413
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-4.60%

Advantage Learning Systems,
  Inc.(a)                                32,500        820,625
--------------------------------------------------------------
American Residential Services,
  Inc.(a)                                80,800      1,181,700
--------------------------------------------------------------
Avis Rent A Car, Inc.(a)                 90,400      2,480,350
--------------------------------------------------------------
BA Merchant Services, Inc.-Class
  A(a)                                  205,000      3,062,188
--------------------------------------------------------------
C.H. Robinson Worldwide, Inc.(a)        100,000      2,200,000
--------------------------------------------------------------
Cerner Corp.(a)                         150,000      3,637,500
--------------------------------------------------------------
Children's Comprehensive Services,
  Inc.(a)                                22,500        406,055
--------------------------------------------------------------
CorporateFamily Solutions, Inc.(a)       50,000        743,750
--------------------------------------------------------------
Equity Corp. International(a)            85,000      1,731,875
--------------------------------------------------------------
First Aviation Services, Inc.(a)         60,000        465,000
--------------------------------------------------------------
G & K Services, Inc.-Class A             28,500      1,026,000
--------------------------------------------------------------
Galileo International, Inc.              51,200      1,286,400
--------------------------------------------------------------
Hertz Corp.-Class A                      41,100      1,420,519
--------------------------------------------------------------
INSpire Insurance Solutions,
  Inc.(a)                                75,000      1,387,500
--------------------------------------------------------------
MemberWorks, Inc.(a)                     40,000        700,000
--------------------------------------------------------------
Metzler Group, Inc.(a)                   80,000      3,090,000
--------------------------------------------------------------
National Research Corp.(a)               18,200        368,550
--------------------------------------------------------------
PalEx, Inc.(a)                           25,000        331,250
--------------------------------------------------------------
Pegasus Systems, Inc.(a)                 50,000        775,000
--------------------------------------------------------------
Pierce Leahy Corp.(a)                    40,000      1,120,000
--------------------------------------------------------------
Pittston Brink's Group                   35,000      1,264,375
--------------------------------------------------------------
Protection One, Inc.(a)                 225,000      4,050,000
--------------------------------------------------------------
Rental Service Corp.(a)                  49,000      1,310,750
--------------------------------------------------------------
Sotheby's Holdings, Inc.-Class A         55,000      1,031,250
--------------------------------------------------------------
Sylvan Learning Systems, Inc.(a)          5,000        210,625
--------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-(CONTINUED)

Travel Services International, Inc.(a)   51,000   $  1,141,125
--------------------------------------------------------------
U.S. Rentals, Inc.(a)                   110,000      2,681,250
--------------------------------------------------------------
Vivid Technologies, Inc.(a)              60,000        817,500
--------------------------------------------------------------
Warrantech Corp.(a)                      10,000        120,000
--------------------------------------------------------------
                                                    40,861,137
--------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.86%

Shared Medical Systems Corp.              8,000        438,000
--------------------------------------------------------------
SunGard Data Systems Inc.(a)            305,000      7,205,625
--------------------------------------------------------------
                                                     7,643,625
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-2.36%

BDM International Inc.(a)                45,000        995,625
--------------------------------------------------------------
BISYS Group, Inc.(a)                     90,000      2,801,250
--------------------------------------------------------------
CCC Information Services Group(a)       215,000      4,004,375
--------------------------------------------------------------
DST Systems, Inc.(a)                     34,000      1,200,625
--------------------------------------------------------------
Hyperion Software Corp.(a)               96,500      3,679,062
--------------------------------------------------------------
Lason Holdings, Inc.(a)                  66,400      1,713,950
--------------------------------------------------------------
Learning Tree International, Inc.(a)    100,000      3,475,000
--------------------------------------------------------------
May & Speh, Inc.(a)                      25,000        315,625
--------------------------------------------------------------
Medaphis Corp.(a)                        50,000        303,125
--------------------------------------------------------------
MedQuist, Inc.(a)                        30,000        731,250
--------------------------------------------------------------
Saville Systems Ireland PLC-ADR(a)
  (Ireland)                              20,000      1,195,000
--------------------------------------------------------------
Transaction Network Services,
  Inc.(a)                                30,000        498,750
--------------------------------------------------------------
                                                    20,913,637
--------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.56%

Administaff, Inc.(a)                     40,000        865,000
--------------------------------------------------------------
COREStaff, Inc.(a)                       35,000        866,250
--------------------------------------------------------------
Hall, Kinion & Associates, Inc.(a)       19,800        309,375
--------------------------------------------------------------
Norrell Corp.                            53,900      1,569,836
--------------------------------------------------------------
Syntel, Inc.(a)                          95,000      1,330,000
--------------------------------------------------------------
                                                     4,940,461
--------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-0.23%

Corrections Corp. of America(a)          30,000        915,000
--------------------------------------------------------------
MAXIMUS, Inc.(a)                         39,000      1,092,000
--------------------------------------------------------------
                                                     2,007,000
--------------------------------------------------------------

SPECIALTY PRINTING-0.21%

Deluxe Corp.                             40,000      1,310,000
--------------------------------------------------------------
Gartner Group, Inc.(a)                   20,000        565,000
--------------------------------------------------------------
                                                     1,875,000
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.59%

Aerial Communications Inc.(a)           125,000      1,062,500
--------------------------------------------------------------
International Telecommunication
  Data Systems, Inc.(a)                  30,000        795,000
--------------------------------------------------------------
LCC International, Inc.-Class A(a)      170,000      3,187,500
--------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-(CONTINUED)

Powerwave Technologies, Inc.(a)           5,000   $    154,375
--------------------------------------------------------------
                                                     5,199,375
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.40%

ACC Corp.(a)                             40,000      1,585,000
--------------------------------------------------------------
Billing Information Concepts(a)          15,000        588,750
--------------------------------------------------------------
CIENA Corp.(a)                           10,000        550,000
--------------------------------------------------------------
TresCom International, Inc.(a)           50,000        500,000
--------------------------------------------------------------
USLD Communications Corp.(a)             15,000        297,188
--------------------------------------------------------------
                                                     3,520,938
--------------------------------------------------------------

TELEPHONE-0.21%

GeoTel Communications Corp.(a)           14,700        251,738
--------------------------------------------------------------
McLeod, Inc.-Class A(a)                   6,500        241,313
--------------------------------------------------------------
SmarTalk Teleservices Inc.(a)            65,000      1,401,562
--------------------------------------------------------------
                                                     1,894,613
--------------------------------------------------------------

TEXTILES (APPAREL)-0.35%

Ashworth, Inc.(a)                        45,000        447,187
--------------------------------------------------------------
Nautica Enterprises, Inc.(a)             50,000      1,331,250
--------------------------------------------------------------
Tommy Hilfiger Corp.(a)                  32,500      1,285,781
--------------------------------------------------------------
                                                     3,064,218
--------------------------------------------------------------

TOBACCO-0.41%

800-JR CIGAR, Inc.(a)                    45,000      1,406,250
--------------------------------------------------------------
Consolidated Cigar Holdings, Inc.(a)     20,000        785,000
--------------------------------------------------------------
General Cigar Holdings, Inc.(a)          50,000      1,446,875
--------------------------------------------------------------
                                                     3,638,125
--------------------------------------------------------------

TRUCKING-0.09%

Jevic Transportation, Inc.(a)            45,000   $    798,750
--------------------------------------------------------------

WASTE MANAGEMENT-1.05%

Casella Waste Systems, Inc.(a)          136,000      3,009,000
--------------------------------------------------------------
ITEQ, Inc.(a)                            93,000      1,162,500
--------------------------------------------------------------
Philip Services Corp.(a) (Canada)        45,000        787,500
--------------------------------------------------------------
Tetra Technologies, Inc.(a)              30,000        691,875
--------------------------------------------------------------
USA Waste Services, Inc.(a)              40,000      1,480,000
--------------------------------------------------------------
Waste Industries, Inc.(a)                42,500        897,812
--------------------------------------------------------------
Waterlink, Inc.(a)                       76,000      1,296,750
--------------------------------------------------------------
                                                     9,325,437
--------------------------------------------------------------
    Total Common Stocks                            799,208,016
--------------------------------------------------------------

U.S. TREASURY BILLS-3.89%

U.S. Treasury Bills, 5.093%,
  01/02/1998(b)(c)                  $34,805,000   $ 34,527,256
--------------------------------------------------------------

REPURCHASE AGREEMENT-5.72%(d)

SBC Warburg Inc., 5.65%,
  11/03/1997(e)                      50,776,404     50,776,404
--------------------------------------------------------------
TOTAL INVESTMENTS-99.66%                           884,511,676
--------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.34%                                  2,992,143
--------------------------------------------------------------
NET ASSETS-100.00%                                $887,503,819
==============================================================

Abbreviations:

ADR-American Depository Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sale price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 10/31/97 with a maturing value of $350,164,792. Collateralized by $355,329,000 U.S. Government obligations, 7.00% to 9.8755% due 11/15/15 to 10/01/27 with an aggregate market value at 10/31/97 of $359,463,470.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1997

ASSETS:

Investments, at market value (cost
  $692,268,731)                                $884,511,676
-----------------------------------------------------------
Receivables for:
  Capital stock sold                             22,983,394
-----------------------------------------------------------
  Dividends and interest                             36,451
-----------------------------------------------------------
  Variation margin                                  744,625
-----------------------------------------------------------
Investment for deferred compensation plan             6,353
-----------------------------------------------------------
Other assets                                         46,684
-----------------------------------------------------------
      Total assets                              908,329,183
-----------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                          18,162,308
-----------------------------------------------------------
  Capital stock reacquired                        1,449,994
-----------------------------------------------------------
  Deferred compensation                               6,353
-----------------------------------------------------------
Accrued advisory fees                               498,908
-----------------------------------------------------------
Accrued administrative service fees                   5,565
-----------------------------------------------------------
Accrued directors' fees                               4,066
-----------------------------------------------------------
Accrued distribution fees                           422,317
-----------------------------------------------------------
Accrued transfer agent fees                         174,020
-----------------------------------------------------------
Accrued operating expenses                          101,833
-----------------------------------------------------------
      Total liabilities                          20,825,364
-----------------------------------------------------------
Net assets applicable to shares outstanding    $887,503,819
===========================================================

NET ASSETS:

Class A                                        $577,685,308
===========================================================
Class B                                        $297,623,358
===========================================================
Class C                                        $ 12,195,153
===========================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                    750,000,000
-----------------------------------------------------------
  Outstanding                                    39,659,317
===========================================================
Class B:
  Authorized                                    750,000,000
-----------------------------------------------------------
  Outstanding                                    20,589,603
===========================================================
Class C:
  Authorized                                    750,000,000
-----------------------------------------------------------
  Outstanding                                       843,780
===========================================================
CLASS A:

  Net asset value and redemption price per
    share                                      $      14.57
===========================================================
  Offering price per share:
    (Net assets value of $14.57
    divided by 94.50%)                         $      15.42
===========================================================

CLASS B:

  Net asset value and offering price per
    share                                      $      14.46
===========================================================

CLASS C:

  Net asset value and offering price per
    share                                      $      14.45
===========================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME:

Dividends (net of $6,162 foreign withholding
  tax)                                         $    980,386
-----------------------------------------------------------
Interest                                          1,528,919
-----------------------------------------------------------
    Total investment income                       2,509,305
-----------------------------------------------------------

EXPENSES:

Advisory fees                                     3,633,989
-----------------------------------------------------------
Administrative service fees                          74,810
-----------------------------------------------------------
Custodian fees                                       88,465
-----------------------------------------------------------
Directors' fees                                      10,902
-----------------------------------------------------------
Distribution fees-Class A                         1,321,521
-----------------------------------------------------------
Distribution fees-Class B                         1,325,888
-----------------------------------------------------------
Distribution fees-Class C                            12,721
-----------------------------------------------------------
Transfer agent fees-Class A                         820,991
-----------------------------------------------------------
Transfer agent fees-Class B                         403,404
-----------------------------------------------------------
Transfer agent fees-Class C                           2,741
-----------------------------------------------------------
Other                                               378,182
-----------------------------------------------------------
      Total expenses                              8,073,614
-----------------------------------------------------------
Less: Fees waived by advisor                       (262,189)
-----------------------------------------------------------
    Expenses paid indirectly                        (45,969)
-----------------------------------------------------------
      Net expenses                                7,765,456
-----------------------------------------------------------
Net investment income (loss)                     (5,256,151)
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS, AND SECURITIES SOLD
  SHORT:

Net realized gain (loss) on sales of:
Investment securities                            (6,200,075)
-----------------------------------------------------------
Foreign currencies                                   (2,308)
-----------------------------------------------------------
Securities sold short                                (3,470)
-----------------------------------------------------------
                                                 (6,205,853)
-----------------------------------------------------------
Net unrealized appreciation of:
Investment securities                           158,822,640
-----------------------------------------------------------
Futures contracts                                   315,275
-----------------------------------------------------------
                                                159,137,915
-----------------------------------------------------------
    Net gain on investment securities,
      foreign currencies, futures contracts
      and securities sold short                 152,932,062
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $147,675,911
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED OCTOBER 31, 1997 AND THE PERIOD JUNE 17, 1996 (DATE OPERATIONS COMMENCED) THROUGH OCTOBER 31, 1996

                                                                  1997            1996
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $ (5,256,151)   $   (167,630)
------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment
    securities, foreign currencies, futures contracts and
    securities sold short                                       (6,205,853)     (5,381,138)
------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    futures contracts                                          159,137,915      33,420,305
------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations    147,675,911      27,871,537
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      218,214,845     222,946,738
------------------------------------------------------------------------------------------
  Class B                                                      235,598,112      22,869,334
------------------------------------------------------------------------------------------
  Class C                                                       12,327,342              --
------------------------------------------------------------------------------------------
       Net increase in net assets                              613,816,210     273,687,609
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          273,687,609              --
------------------------------------------------------------------------------------------
  End of period                                               $887,503,819    $273,687,609
==========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $706,543,586    $245,649,966
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (10,996)         (1,524)
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities, foreign currencies, futures
    contracts and securities sold short                        (11,586,991)     (5,381,138)
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    futures contracts                                          192,558,220      33,420,305
------------------------------------------------------------------------------------------
                                                              $887,503,819    $273,687,609
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 1997
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Capital Development Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios: AIM Capital Development Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Charter Fund, AIM Constellation Fund and AIM Weingarten Fund. The Fund currently offers three different classes of shares: the Class A shares, the Class B shares, and the Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Class C shares commenced sales August 4, 1997. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term capital appreciation.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income, dividend expense on short sales and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1997, 5,246,679 was reclassified from undistributed net investment income (loss) to paid in capital as a result of net operation tax loss. Net assets were unaffected by the reclassification discussed above.
C. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.
D. Accounting for Securities Sold Short--When the Fund sells common stock short, an amount equal to the proceeds of the sales is recorded as an asset. This asset is offset by a liability (representing the borrowed security) recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations discussed in "A" above. The Fund's risk is that the value of the security will increase rather than decline and thus an unrealized loss will be recorded. When the Fund closes out a short position by delivering the stock sold short, the Fund will realize a gain or loss and the liability related to such short position will be eliminated. The Fund will attempt to hedge against market risk by entering into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns. Such short sales may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities may be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio may be wholly or partially offset by a corresponding loss in the short position.
E. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $9,504,404 (which may be carried forward to offset future taxable gains, if any) which expires, if not previously utilized, in the year 2005.
F. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the first $350 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM has agreed to waive advisory fees paid by the Fund to AIM to the extent necessary to keep the annual expense ratio for Class A shares at 1.34% for two years commencing August 12, 1996. During the year ended October 31, 1997, AIM waived fees of $262,189.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1997, AIM was reimbursed $74,810 for such services.
  The Fund, pursuant to a transfer agency and services agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the year ended October 31, 1997, AFS was paid $676,298 for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan"), the Fund's Class B shares (the "Class B Plan"), and the Fund's Class C shares (the "Class C Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and Class C Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Class A and C Plans are designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of this amount, the Fund pays a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more assignees, its rights to all or a portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges payable to AIM Distributors related to the Class B shares. During the year ended October 31, 1997, the Class A shares and Class B shares, and the period August 4, 1997 through October 31, 1997 the Class C shares paid AIM Distributors $1,321,521, $1,325,888 and $12,721, respectively, as compensation pursuant to the Plans.
  AIM Distributors received commissions of $1,212,125 from Class A capital stock transactions during the year ended October 31, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A capital stock. During the year ended October 31, 1997, AIM Distributors received $14,049 in contingent deferred sales charges imposed on redemptions of capital stock. Certain officers and directors of the Company are officers and directors of AIM, AIM Distributors and AFS.
  During the year ended October 31, 1997 the Fund paid legal fees of $4,956 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund. For the year ended October 31, 1997, the Fund's expenses were reduced by $3,096. The Fund also received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $6,455 and $36,418, respectively, under expense offset arrangements. The effect of the above arrangements resulted in reductions of the Fund's total expenses of $45,969 during the year ended October 31, 1997.

NOTE 4-DIRECTOR'S FEES

Director's fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.
NOTE 5-BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lesser of i) $325,000,000 or ii) the limit set by its prospectus for borrowings. During the year ended October 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1997 was $606,671,871 and $199,600,375, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1997, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                   $210,972,026
------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                    (20,432,991)
------------------------------------------------------
Net unrealized appreciation of
  investment securities                   $190,539,035
======================================================

Cost of investments for tax purposes is $693,972,641.

NOTE 7-FUTURES CONTRACTS

On October 31, 1997, $356,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for futures contracts. Open contracts were as follows:

                             NO. OF        MONTH/       UNREALIZED
         CONTRACT           CONTRACTS    COMMITMENT    APPRECIATION
         --------           ---------    ----------    ------------
Russell 2000 Index             161        Dec. 97        $315,275

NOTE 8-CAPITAL STOCK

Changes in the capital stock outstanding during the year ended October 31, 1997 and the period June 17, 1996 (date operations commenced) through October 31, 1996 were as follows:

                                  1997                        1996
                       --------------------------   -------------------------
                         SHARES         AMOUNT        SHARES        AMOUNT
                       -----------   ------------   ----------   ------------
Sold:
  Class A               33,846,855   $430,979,375   24,923,432   $246,810,746
-----------------------------------------------------------------------------
  Class B*              20,627,807    261,084,351    2,026,599     22,898,153
-----------------------------------------------------------------------------
  Class C**                850,531     12,426,338           --             --
-----------------------------------------------------------------------------
Reacquired:
  Class A              (16,847,317)  (212,764,530)  (2,263,653)   (23,864,008)
-----------------------------------------------------------------------------
  Class B*              (2,062,227)   (25,486,239)      (2,576)       (28,819)
-----------------------------------------------------------------------------
  Class C**                 (6,751)       (98,996)          --             --
-----------------------------------------------------------------------------
                        36,408,898   $466,140,299   24,683,802   $245,816,072
=============================================================================

 * Class B shares commenced sales on October 1, 1996.
** Class C shares commenced sales on August 4, 1997.

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the year ended October 31, 1997 and the period June 17, 1996 (date operations commenced) through October 31, 1996, for a share of Class B capital stock outstanding during the year ended October 31, 1997 and the period October 1, 1996 (date sales commenced) through October 31, 1996, and for a share of Class C capital stock outstanding during the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                             CLASS A                  CLASS B           CLASS C
                                                      ---------------------    ---------------------    --------
                                                        1997         1996        1997         1996        1997
                                                      --------     --------    --------     --------    --------
Net asset value, beginning of period                  $  11.09     $  10.00    $  11.08     $  11.26    $  13.48
----------------------------------------------------  --------     --------    --------     --------    --------
Income from investment operations:
     Net investment income (loss)                        (0.10)       (0.01)(a)    (0.20)      (0.01)(a)    (0.06)
----------------------------------------------------  --------     --------    --------     --------    --------
     Net gains (losses) on securities (both realized
       and unrealized)                                    3.58         1.10        3.58        (0.17)       1.03
----------------------------------------------------  --------     --------    --------     --------    --------
          Total from investment operations                3.48         1.09        3.38        (0.18)       0.97
----------------------------------------------------  --------     --------    --------     --------    --------
Net asset value, end of period                        $  14.57     $  11.09    $  14.46     $  11.08    $  14.45
====================================================  ========     ========    ========     ========    ========
Total return(b)                                          31.38%       10.90%      30.51%       (1.60)%      7.20%
====================================================  ========     ========    ========     ========    ========

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000s omitted)              $577,685     $251,253    $297,623     $ 22,435    $ 12,195
====================================================  ========     ========    ========     ========    ========
Ratio of expenses to average net assets(c)                1.32%(d)(e)  1.35%(f)    2.08%(d)(e)  1.89%(f)    2.14%(d)(e)(f)
====================================================  ========     ========    ========     ========    ========
Ratio of net investment income (loss) to average net
  assets(g)                                              (0.83)%(d)   (0.29)%(f)  (1.59)%(d)   (0.83)%(f)  (1.64)%(d)(f)(g)
====================================================  ========     ========    ========     ========    ========
Portfolio turnover rate                                     41%          13%         41%          13%         41%
====================================================  ========     ========    ========     ========    ========
Average brokerage commission rate(h)                  $ 0.0534     $ 0.0550    $ 0.0534     $ 0.0550    $ 0.0534
====================================================  ========     ========    ========     ========    ========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements for the periods 1997 and 1996 are 1.61% and 1.60% (annualized) for Class A shares, 2.37% and 2.28% (annualized) for Class B shares and 2.42% (annualized) for Class C shares (for 1997 only).
(d) Ratios are based on average net assets of $377,577,393 for Class A shares, $132,588,760 for Class B shares, and $5,217,273 for Class C shares.
(e) Excluding indirectly paid expenses, the ratios of expenses to average net assets would have been 1.33% for Class A, 2.09% for Class B shares and 2.17% for Class C shares.
(f) Annualized.
(g) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) prior to fee waivers and/or expense reimbursements for the periods 1997 and 1996 are (1.12)% and (0.54)% (annualized) for Class A shares, (1.88)% and (1.22)% (annualized) for Class B shares and (1.93%) (annualized) for Class C shares (for 1997 only).
(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Charter Fund:

                       We have audited the accompanying statement of assets and liabilities of the AIM Charter Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 1993 were audited by other auditors whose report thereon, dated November 12, 1993 expressed an unqualified opinion on those financial highlights.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Charter Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with generally accepted accounting principles

                                                    KPMG Peat Marwick LLP

                       Houston, Texas
                       December 5, 1997

SCHEDULE OF INVESTMENTS

October 31, 1997

                                                     MARKET
                                     SHARES          VALUE

COMMON STOCKS-79.22%

AUTO PARTS & EQUIPMENT-0.47%

Lear Corp.(a)                          450,000   $   21,628,125
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.32%

Wells Fargo & Co.                       50,000       14,568,750
---------------------------------------------------------------

BANKS (MONEY CENTER)-4.73%

BankAmerica Corp.                      450,000       32,175,000
---------------------------------------------------------------
Chase Manhattan Corp.                1,000,000      115,375,000
---------------------------------------------------------------
Citicorp                               550,000       68,784,375
---------------------------------------------------------------
                                                    216,334,375
---------------------------------------------------------------

BANKS (REGIONAL)-0.58%

Marshall & Ilsley Corp.                250,000       12,968,750
---------------------------------------------------------------
Uniao de Bancos Brasileiros
  S.A.-GDR (Brazil)(a)                 500,000       13,625,000
---------------------------------------------------------------
                                                     26,593,750
---------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-0.49%

Coca-Cola Co.                          400,000       22,600,000
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.25%

Lubrizol Corp. (The)                   300,000       11,550,000
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.31%

ADC Telecommunications, Inc.(a)        700,000       23,187,500
---------------------------------------------------------------
Comverse Technology, Inc.(a)           270,000       11,137,500
---------------------------------------------------------------
DSC Communications Corp.(a)            400,000        9,750,000
---------------------------------------------------------------
ECI Telecommunications Ltd.
  Designs (Israel)                     400,000       11,050,000
---------------------------------------------------------------
Lucent Technologies, Inc.              200,000       16,487,500
---------------------------------------------------------------
Nokia Oy A.B.-Class A-ADR
  (Finland)                            300,000       26,475,000
---------------------------------------------------------------
Northern Telecom Ltd. (Canada)         150,000       13,453,125
---------------------------------------------------------------
Telefonaktiebolaget LM
  Ericsson-ADR (Sweden)                350,000       15,487,500
---------------------------------------------------------------
Tellabs, Inc.(a)                       450,000       24,300,000
---------------------------------------------------------------
                                                    151,328,125
---------------------------------------------------------------

COMPUTERS (HARDWARE)-3.10%

Compaq Computer Corp.(a)(b)            660,500       42,106,875
---------------------------------------------------------------
Dell Computer Corp.(a)(b)              200,000       16,025,000
---------------------------------------------------------------
Hewlett-Packard Co.                    200,000       12,337,500
---------------------------------------------------------------
International Business Machines
  Corp.                                550,000       53,934,375
---------------------------------------------------------------
Sun Microsystems, Inc.(a)              500,000       17,125,000
---------------------------------------------------------------
                                                    141,528,750
---------------------------------------------------------------

COMPUTERS (NETWORKING)-1.64%

3Com Corp.(a)                          300,000       12,431,250
---------------------------------------------------------------
Bay Networks, Inc.(a)(b)             1,200,000       37,950,000
---------------------------------------------------------------

COMPUTERS (NETWORKING)-(CONTINUED)
Cisco Systems, Inc.(a)                 300,000   $   24,609,375
---------------------------------------------------------------
                                                     74,990,625
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-3.73%

America Online, Inc.(a)                300,000       23,100,000
---------------------------------------------------------------
Computer Associates
  International, Inc.(b)               700,000       52,193,750
---------------------------------------------------------------
Compuware Corp.(a)                     200,000       13,225,000
---------------------------------------------------------------
HBO & Co.(b)                           400,000       17,400,000
---------------------------------------------------------------
Microsoft Corp.(a)                     300,000       39,000,000
---------------------------------------------------------------
Sterling Commerce, Inc.(a)             450,000       14,934,375
---------------------------------------------------------------
Sybase, Inc.(a)                        650,000       10,603,125
---------------------------------------------------------------
                                                    170,456,250
---------------------------------------------------------------

CONSUMER FINANCE-1.55%

Household International, Inc.          300,000       33,975,000
---------------------------------------------------------------
MBNA Corp.                             600,000       15,787,500
---------------------------------------------------------------
SLM Holding Corp.                      150,000       21,056,250
---------------------------------------------------------------
                                                     70,818,750
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-1.14%

AmeriSource Health Corp.-Class
  A(a)                                 125,000        7,421,875
---------------------------------------------------------------
Bergen Brunswig Corp.-Class A          400,000       16,025,000
---------------------------------------------------------------
Cardinal Health, Inc.                  250,000       18,562,500
---------------------------------------------------------------
Sysco Corp.                            250,000       10,000,000
---------------------------------------------------------------
                                                     52,009,375
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.80%

General Electric Co.                   500,000       32,281,250
---------------------------------------------------------------
Philips Electronics N.V.-ADR-New
  York Shares (Netherlands)            500,000       39,187,500
---------------------------------------------------------------
Westinghouse Electric Corp.            400,000       10,575,000
---------------------------------------------------------------
                                                     82,043,750
---------------------------------------------------------------

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-0.27%

Kent Electronics Corp.(a)              350,000       12,228,125
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-1.50%

Intel Corp.(b)                         450,000       34,650,000
---------------------------------------------------------------
National Semiconductor Corp.(a)        350,000       12,600,000
---------------------------------------------------------------
Texas Instruments, Inc.                200,000       21,337,500
---------------------------------------------------------------
                                                     68,587,500
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-5.41%

American Express Co.                   500,000       39,000,000
---------------------------------------------------------------
American General Corp.                 250,000       12,750,000
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.     1,250,000       47,343,750
---------------------------------------------------------------
Federal National Mortgage
  Association                        1,000,000       48,437,500
---------------------------------------------------------------
MBIA, Inc.                             400,000       23,900,000


                                                     MARKET
                                     SHARES          VALUE

FINANCIAL (DIVERSIFIED)-(CONTINUED)
MGIC Investment Corp.                  200,000   $   12,062,500
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
  Discover & Co.                     1,300,000       63,700,000
---------------------------------------------------------------
                                                    247,193,750
---------------------------------------------------------------

FOODS-0.28%

Sara Lee Corp.                         250,000       12,781,250
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-5.05%

Abbott Laboratories                    200,000       12,262,500
---------------------------------------------------------------
American Home Products Corp.         1,000,000       74,125,000
---------------------------------------------------------------
Bristol-Myers Squibb Co.               650,000       57,037,500
---------------------------------------------------------------
Johnson & Johnson                      400,000       22,950,000
---------------------------------------------------------------
Warner-Lambert Co.                     450,000       64,434,375
---------------------------------------------------------------
                                                    230,809,375
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.52%

Dura Pharmaceuticals, Inc.(a)          300,000       14,512,500
---------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Israel)                    200,000        9,350,000
---------------------------------------------------------------
                                                     23,862,500
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-4.22%

Lilly (Eli) & Co.                      250,000       16,718,750
---------------------------------------------------------------
Merck & Co., Inc.                      500,000       44,625,000
---------------------------------------------------------------
Pfizer, Inc.                           850,000       60,137,500
---------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (United Kingdom)                   1,500,000       71,437,500
---------------------------------------------------------------
                                                    192,918,750
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.59%

Health Management Associates,
  Inc.-Class A(a)                      100,000        2,437,500
---------------------------------------------------------------
Tenet Healthcare Corp.(a)              800,000       24,450,000
---------------------------------------------------------------
                                                     26,887,500
---------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-0.31%

HEALTHSOUTH Corp.(a)                   550,000       14,059,375
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.89%

MedPartners, Inc.(a)                 1,600,000       40,700,000
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-1.76%

Arterial Vascular Engineering,
  Inc.(a)                              350,000       18,593,750
---------------------------------------------------------------
Baxter International Inc.              300,000       13,875,000
---------------------------------------------------------------
Boston Scientific Corp.(a)             325,000       14,787,500
---------------------------------------------------------------
Henry Schein, Inc.(a)                  350,000       11,506,250
---------------------------------------------------------------
Medtronic, Inc.                        500,000       21,750,000
---------------------------------------------------------------
                                                     80,512,500
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.69%

Covance, Inc.(a)                       365,000        6,455,938
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-(CONTINUED)
Omnicare, Inc.                         900,000   $   25,031,250
---------------------------------------------------------------
                                                     31,487,188
---------------------------------------------------------------

HOUSEHOLD FURNITURE & APPLIANCES-0.20%

Leggett & Platt, Inc.                  213,900        8,930,325
---------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.78%

Colgate-Palmolive Co.                  300,000       19,425,000
---------------------------------------------------------------
Procter & Gamble Co. (The)             240,000       16,320,000
---------------------------------------------------------------
                                                     35,745,000
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-0.51%

Provident Companies, Inc.              700,000       23,362,500
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-2.18%

Ace, Ltd.                              200,000       18,587,500
---------------------------------------------------------------
American International Group,
  Inc.                                 450,000       45,928,125
---------------------------------------------------------------
Travelers Group, Inc.                  500,000       35,000,000
---------------------------------------------------------------
                                                     99,515,625
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-1.77%

Allstate Corp.                         800,000       66,350,000
---------------------------------------------------------------
Travelers Property Casualty
  Corp.-Class A                        400,000       14,450,000
---------------------------------------------------------------
                                                     80,800,000
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-1.04%

Merrill Lynch & Co., Inc.              700,000       47,337,500
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.49%

Franklin Resources, Inc.               250,000       22,468,750
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-1.85%

Brunswick Corp.                      2,500,000       84,375,000
---------------------------------------------------------------

LODGING-HOTELS-1.20%

Carnival Corp.-Class A                 342,500       16,611,250
---------------------------------------------------------------
ITT Corp.                              200,000       14,937,500
---------------------------------------------------------------
Patriot American Hospitality,
  Inc.                                 700,000       23,100,000
---------------------------------------------------------------
                                                     54,648,750
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.29%

Deere & Co.                            250,000       13,156,250
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.45%

Eaton Corp.                            250,000       24,156,250
---------------------------------------------------------------
Hillenbrand Industries, Inc.           300,000       12,825,000
---------------------------------------------------------------
Tyco International Ltd.                400,000       15,100,000
---------------------------------------------------------------
United Technologies Corp.              200,000       14,000,000
---------------------------------------------------------------
                                                     66,081,250
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.29%

Diebold, Inc.                          300,000       13,218,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

NATURAL GAS-0.52%

El Paso Natural Gas Co.                400,000   $   23,975,000
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.80%

Boise Cascade Office Products
  Corp.(a)                             400,000        7,600,000
---------------------------------------------------------------
Wallace Computer Services, Inc.        750,000       28,828,125
---------------------------------------------------------------
                                                     36,428,125
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-1.82%

BJ Services Co.(a)                     300,000       25,425,000
---------------------------------------------------------------
Halliburton Co.                        400,000       23,850,000
---------------------------------------------------------------
Hvide Marine, Inc.-Class A(a)          500,000       16,500,000
---------------------------------------------------------------
Petroleum Geo-Services ASA-ADR
  (Norway)(a)                          250,000       17,312,500
---------------------------------------------------------------
                                                     83,087,500
---------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-1.11%

Exxon Corp.                            400,000       24,575,000
---------------------------------------------------------------
Royal Dutch Petroleum Co.-ADR-New
  York Shares (Netherlands)            500,000       26,312,500
---------------------------------------------------------------
                                                     50,887,500
---------------------------------------------------------------

OIL & GAS (REFINING & MARKETING)-0.51%

Tosco Corp.                            700,000       23,100,000
---------------------------------------------------------------

OIL & GAS (SERVICES)-0.29%

YPF Sociedad Anonima-ADR
  (Argentina)                          410,300       13,129,600
---------------------------------------------------------------

PERSONAL CARE-1.09%

Avon Products, Inc.(b)                 350,000       22,925,000
---------------------------------------------------------------
Gillette Co.                           300,000       26,718,750
---------------------------------------------------------------
                                                     49,643,750
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.96%

Xerox Corp.                            555,000       44,018,438
---------------------------------------------------------------

POWER PRODUCERS
  (INDEPENDENT)-0.19%

CalEnergy, Inc.(a)                     250,000        8,562,500
---------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUST-1.38%

Cali Realty Corp.                      425,000       17,212,500
---------------------------------------------------------------
Crescent Real Estate Equities,
  Inc.                                 400,000       14,400,000
---------------------------------------------------------------
Starwood Lodging Trust                 300,000       17,943,750
---------------------------------------------------------------
Vornado Realty Trust                   300,000       13,387,500
---------------------------------------------------------------
                                                     62,943,750
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.79%

CompUSA, Inc.(a)(b)                  1,100,000       36,025,000
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-1.97%

Carson Pirie Scott & Co.(a)            250,000       12,046,875
---------------------------------------------------------------
Federated Department Stores,
  Inc.(a)                              400,000       17,600,000
---------------------------------------------------------------
J.C. Penney Co., Inc.                  400,000       23,475,000
---------------------------------------------------------------
Kohl's Corp.(a)                        250,000       16,781,250
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-(CONTINUED)
Proffitt's, Inc.(a)                    700,000   $   20,081,250
---------------------------------------------------------------
                                                     89,984,375
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.22%

Consolidated Stores Corp.(a)           250,000        9,968,750
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.37%

Walgreen Co.                           600,000       16,875,000
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.17%

Blue Square-Israel Ltd.-ADR
  (Israel)(a)                          660,000        7,672,500
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-0.38%

Costco Companies, Inc.(a)              450,000       17,325,000
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.71%

Corporate Express, Inc.(a)           1,000,000       14,687,500
---------------------------------------------------------------
Polo Ralph Lauren Corp.(a)             600,000       15,600,000
---------------------------------------------------------------
Staples, Inc.(a)                        85,000        2,231,250
---------------------------------------------------------------
                                                     32,518,750
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.16%

Stage Stores, Inc.(a)                  200,000        7,300,000
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.90%

Washington Mutual, Inc.                600,000       41,062,500
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-3.27%

American Residential Services,
  Inc.(a)                              425,000        6,215,625
---------------------------------------------------------------
CUC International, Inc.(a)             800,000       23,600,000
---------------------------------------------------------------
HFS, Inc.(a)                           600,000       42,300,000
---------------------------------------------------------------
Service Corp. International          2,000,000       60,875,000
---------------------------------------------------------------
Stewart Enterprises, Inc.-Class A      400,000       16,600,000
---------------------------------------------------------------
                                                    149,590,625
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.02%

Ceridian Corp.(a)                      400,000       15,625,000
---------------------------------------------------------------
Equifax, Inc.                          500,000       15,531,250
---------------------------------------------------------------
Fiserv, Inc.(a)                        350,000       15,662,500
---------------------------------------------------------------
                                                     46,818,750
---------------------------------------------------------------

TELEPHONE-1.86%

Cincinnati Bell, Inc.                2,200,000       59,400,000
---------------------------------------------------------------
SBC Communications, Inc.               400,000       25,450,000
---------------------------------------------------------------
                                                     84,850,000
---------------------------------------------------------------

TOBACCO-1.95%

Philip Morris Companies, Inc.        2,250,000       89,156,250
---------------------------------------------------------------

TRUCKS & PARTS-0.13%

Cummins Engine Co., Inc.               100,000        6,093,749
---------------------------------------------------------------
    Total Common Stocks                           3,619,135,550
---------------------------------------------------------------

                                    PRINCIPAL        MARKET
                                     AMOUNT          VALUE

CONVERTIBLE CORPORATE BONDS-8.00%

AUTOMOBILES-0.31%

Volkswagen International Finance
  N.V. (Germany), Conv. Gtd.
  Notes, 3.00%, 01/24/02           $12,000,000   $   14,130,000
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.55%

Mark IV Industries, Conv. Sub.
  Notes, 4.75%, 11/01/04(c)
  (acquired 10/23/97-10/24/97;
  cost $14,997,500)                 15,000,000       14,460,900
---------------------------------------------------------------
Tower Automotive Inc., Conv. Sub.
  Notes, 5.00%, 08/01/04(c)
  (acquired 07/24/97; cost
  $10,591,433)                      10,450,000       10,821,184
---------------------------------------------------------------
                                                     25,282,084
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.03%

EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02                   20,000,000       27,757,000
---------------------------------------------------------------
Quantum Corp., Conv. Sub. Notes,
  5.00%, 03/01/03                    7,000,000       19,396,860
---------------------------------------------------------------
                                                     47,153,860
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-0.23%

Veritas Software Corp., Conv.
  Sub. Notes, 5.25%, 11/01/04(c)
  (acquired 10/09/97; cost
  $10,500,000)                      10,500,000       10,368,750
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-0.32%

SCI Systems, Inc., Conv. Sub.
  Notes, 5.00%, 05/01/06             8,000,000       14,769,840
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-0.53%

Altera Corp., Conv. Sub. Notes,
  5.75%, 06/15/02                    5,000,000        8,750,550
---------------------------------------------------------------
Analog Devices, Conv. Sub. Notes,
  3.50%, 12/01/00                   10,000,000       15,307,400
---------------------------------------------------------------
                                                     24,057,950
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.25%

NCS Healthcare Inc., Conv. Sub.
  Notes, 5.75%, 08/15/04(c)
  (acquired 08/07/97-08/08/97;
  cost $12,058,245)                 12,000,000       11,546,760
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-1.00%

Loews Corp., Conv. Sub. Notes,
  3.125%, 09/15/07                  40,000,000       45,646,000
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.50%

Thermo Electron Corp., Conv. Sub.
  Deb., 4.25%, 01/01/03(c)
  (acquired 06/20/97-06/27/97;
  cost $23,144,315)                 20,000,000       22,621,800
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.52%

U.S. Filter Corp., Conv. Sub.
  Notes, 4.50%, 12/15/01            20,000,000       23,641,600
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.65%

Danka Business Systems PLC, Conv.
  Sub. Notes, 6.75%, 04/01/02
  (United Kingdom)                 $22,500,000   $   29,817,675
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.41%

Nabors Industries, Inc., Conv.
  Sub. Notes, 5.00%, 05/15/06        8,000,000       18,872,400
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.14%

Home Depot, Inc., Conv. Sub.
  Notes, 3.25%, 10/01/01             5,000,000        6,465,800
---------------------------------------------------------------

RETAIL (SPECIALTY)-0.14%

Staples Inc., Conv. Sub. Deb.,
  4.50%, 10/01/00(c) (acquired
  10/23/97-10/24/97; cost
  $6,725,000)                        5,000,000        6,361,800
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.56%

Career Horizons, Inc., Conv.
  Bonds, 7.00%, 11/01/02            10,000,000       25,409,400
---------------------------------------------------------------

WASTE MANAGEMENT-0.86%

Sanifill, Inc., Conv. Sub. Deb.,
  5.00%, 03/01/06                   18,000,000       25,648,920
---------------------------------------------------------------
United Waste Systems, Inc., Conv.
  Sub. Notes, 4.50%, 06/01/01       10,250,000       13,820,280
---------------------------------------------------------------
                                                     39,469,200
---------------------------------------------------------------
    Total Convertible Corporate
      Bonds                                         365,614,919
---------------------------------------------------------------

                                       SHARES
CONVERTIBLE PREFERRED STOCKS-6.72%

FINANCIAL (DIVERSIFIED)-0.56%

AES Trust I-$2.69 Conv. Pfd            250,000       16,000,000
---------------------------------------------------------------
AES Trust II-$2.75 Conv. Pfd.,(c)
  (acquired 10/24/97; cost
  $10,000,000)                         200,000        9,525,000
---------------------------------------------------------------
                                                     25,525,000
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.74%

Medpartners Inc.-$1.44 Conv. Pfd.    1,400,000       33,950,000
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.16%

Conseco Inc.-$4.278 Conv. PRIDES       350,000       53,200,000
---------------------------------------------------------------

LODGING-HOTELS-0.50%

Host Marriott Corp., $3.375 Conv.
  Pfd.                                 350,000       22,881,250
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-0.44%

EVI, Inc., $2.50 Conv. Pfd.            400,000       20,150,000
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.36%

TJX Companies., Inc.-Series E,
  $7.00 Conv. Pfd.                      50,000       16,250,000
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-0.40%

Automatic Common Exchange
  Security Trust II-$1.55 Conv.
  Pfd.                                 350,000        9,887,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

SERVICES (COMMERCIAL & CONSUMER)-(CONTINUED)
Hvide Capital Trust-$3.25 Conv.
  Pfd.(c) (acquired
  10/11/96-05/02/97; cost
  $8,701,548)                          123,000   $    8,270,520
---------------------------------------------------------------
                                                     18,158,020
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-2.56%

WorldCom, Inc.-$2.68 Dep. Conv.
  Pfd.                               1,000,000      117,000,000
---------------------------------------------------------------
    Total Convertible Preferred
      Stocks                                        307,114,270
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT

U.S. TREASURY NOTES-6.19%

8.875%, 02/15/99                   $25,000,000   $   26,000,750
---------------------------------------------------------------
9.125%, 05/15/99(d)                 70,000,000       73,541,300
---------------------------------------------------------------
8.50%, 02/15/00                     20,000,000       21,195,200
---------------------------------------------------------------

U.S. TREASURY NOTES-(CONTINUED)
8.875%, 05/15/00(d)                $20,000,000   $   21,508,400
---------------------------------------------------------------
8.75%, 08/15/00(d)                  20,000,000       21,553,400
---------------------------------------------------------------
11.75%, 02/15/01(d)                 80,000,000       94,303,200
---------------------------------------------------------------
13.125%, 05/15/01                   20,000,000       24,682,600
---------------------------------------------------------------
    Total U.S. Treasury Notes                       282,784,850
---------------------------------------------------------------

REPURCHASE AGREEMENT(e)-0.28%

Sanwa Securities (USA) L.P.,
  5.73%, 11/03/97(f)                12,899,236       12,899,236
---------------------------------------------------------------
TOTAL INVESTMENTS-100.41%                         4,587,548,825
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-(0.41)%                              (18,682,659)
---------------------------------------------------------------
NET ASSETS-100.00%                               $4,568,866,166
===============================================================

Abbreviations:

ADR    - American Depository Receipt
Conv.  - Convertible
Deb.   - Debentures
Dep.   - Depository
GDR    - Global Depository Receipt
Gtd.   - Guaranteed
Pfd.   - Preferred
PRIDES - Preferred Redemption Increase Dividend Equity Security
Sub.   - Subordinated

Notes to Schedule of Investments:

(a)Non-income producing security
(b)A portion of these securities are subject to call options written. See note
   8.
(c)Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of the securities has been determined in accordance with the procedures established by the Board of Directors. The aggregate market value of these securities at 10/31/97 was $93,976,714, which represented 2.06% of the Fund's net assets.
(d)A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See note 7.
(e)Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor.
(f)Joint repurchase agreement entered into 10/31/97 with a maturing value of $200,095,500. Collateralized by $201,314,000 U.S. Government obligations, 0% to 8.875% due 11/03/97 to 08/15/27 with an aggregate market value at 10/31/97 of $204,000,545.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1997

ASSETS:

Investments, at market value (cost
  $3,678,855,389)                             $4,587,548,825
------------------------------------------------------------
Receivable for:
  Investments sold                                46,111,494
------------------------------------------------------------
  Capital stock sold                              20,097,839
------------------------------------------------------------
  Dividends and interest                          14,817,418
------------------------------------------------------------
  Variation margin                                 1,040,625
------------------------------------------------------------
Investment for deferred compensation plan             44,514
------------------------------------------------------------
Other assets                                         133,382
------------------------------------------------------------
      Total assets                             4,669,794,097
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           82,481,133
------------------------------------------------------------
  Capital stock reacquired                        10,912,732
------------------------------------------------------------
  Options written                                  2,272,031
------------------------------------------------------------
  Deferred compensation                               44,514
------------------------------------------------------------
Accrued advisory fees                              2,492,536
------------------------------------------------------------
Accrued administrative services fees                   9,821
------------------------------------------------------------
Accrued distribution fees                          1,858,913
------------------------------------------------------------
Accrued transfer agent fees                          549,487
------------------------------------------------------------
Accrued operating expenses                           306,764
------------------------------------------------------------
      Total liabilities                          100,927,931
------------------------------------------------------------
Net assets applicable to shares outstanding   $4,568,866,166
============================================================

NET ASSETS:

Class A                                       $3,466,912,125
============================================================
Class B                                       $1,056,094,084
============================================================
Class C                                       $    5,668,794
============================================================
Institutional Class                           $   40,191,163
============================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    258,500,666
============================================================
Class B:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                     78,995,187
============================================================
Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                        423,413
============================================================
Institutional Class:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      2,981,340
============================================================
Class A:

  Net asset value and redemption price per
    share                                     $        13.41
============================================================
  Offering price per share:
    (Net asset value of $13.41 divided by
       94.50%)                                $        14.19
============================================================
Class B:

  Net asset value and offering price per
    share                                     $        13.37
============================================================
Class C:

  Net asset value and offering price per
    share                                     $        13.39
============================================================
Institutional Class:
  Net asset value, offering and redemption
    price per share                           $        13.48
============================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME:

Dividends (net of $363,901 foreign
  withholding tax)                             $ 54,637,403
-----------------------------------------------------------
Interest                                         20,413,876
-----------------------------------------------------------
      Total investment income                    75,051,279
-----------------------------------------------------------

EXPENSES:

Advisory fees                                    25,224,069
-----------------------------------------------------------
Administrative services fees                        127,908
-----------------------------------------------------------
Custodian fees                                      335,709
-----------------------------------------------------------
Directors' fees                                      32,960
-----------------------------------------------------------
Distribution fees-Class A                         9,459,952
-----------------------------------------------------------
Distribution fees-Class B                         8,046,181
-----------------------------------------------------------
Distribution fees-Class C                             6,079
-----------------------------------------------------------
Transfer agent fees-Class A                       4,142,179
-----------------------------------------------------------
Transfer agent fees-Class B                       1,472,206
-----------------------------------------------------------
Transfer agent fees-Class C                           1,330
-----------------------------------------------------------
Transfer agent fees-Institutional Class              17,500
-----------------------------------------------------------
Other                                             1,185,816
-----------------------------------------------------------
      Total expenses                             50,051,889
-----------------------------------------------------------
Less: Fees waived by advisor                       (498,463)
-----------------------------------------------------------
      Expenses paid indirectly                     (218,302)
-----------------------------------------------------------
      Net expenses                               49,335,124
-----------------------------------------------------------
Net investment income                            25,716,155
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES AND OPTION CONTRACTS:

Net realized gain (loss) on sales of:
  Investment securities                         479,170,082
-----------------------------------------------------------
  Foreign currencies                                  8,764
-----------------------------------------------------------
  Futures contracts                              (2,590,423)
-----------------------------------------------------------
  Option contracts                               (4,682,882)
-----------------------------------------------------------
                                                471,905,541
-----------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                         452,544,247
-----------------------------------------------------------
  Foreign currencies                                 (1,823)
-----------------------------------------------------------
  Futures contracts                              (2,280,695)
-----------------------------------------------------------
  Option contracts                                3,564,452
-----------------------------------------------------------
                                                453,826,181
-----------------------------------------------------------
Net gain on investment securities, foreign
  currencies, futures and option transactions   925,731,722
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $951,447,877
===========================================================



See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED OCTOBER 31, 1997 AND 1996

                                                                   1997              1996
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $   25,716,155    $   45,400,910
----------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities,
    foreign currencies, futures, and option contracts            471,905,541       187,738,534
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, futures and option contracts             453,826,181       171,775,447
----------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations       951,447,877       404,914,891
----------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                        (29,364,689)      (34,698,850)
----------------------------------------------------------------------------------------------
  Class B                                                         (2,392,475)       (2,262,959)
----------------------------------------------------------------------------------------------
  Institutional Class                                               (438,502)         (506,177)
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                       (162,219,599)     (170,497,932)
----------------------------------------------------------------------------------------------
  Class B                                                        (34,439,480)       (8,672,692)
----------------------------------------------------------------------------------------------
  Class C                                                             (2,594)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                             (1,797,486)       (2,168,635)
----------------------------------------------------------------------------------------------
Net equalization credits:
  Class A                                                            292,768           511,762
----------------------------------------------------------------------------------------------
  Class B                                                            189,770           219,669
----------------------------------------------------------------------------------------------
  Institutional Class                                                  6,698             1,194
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        247,700,247       518,654,491
----------------------------------------------------------------------------------------------
  Class B                                                        397,291,935       417,063,105
----------------------------------------------------------------------------------------------
  Class C                                                          5,872,568                --
----------------------------------------------------------------------------------------------
  Institutional Class                                              4,247,713         2,366,710
----------------------------------------------------------------------------------------------
      Net increase in net assets                               1,376,394,751     1,124,924,577
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          3,192,471,415     2,067,546,838
----------------------------------------------------------------------------------------------
  End of period                                               $4,568,866,166    $3,192,471,415
===============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $3,199,855,109    $2,544,742,646
----------------------------------------------------------------------------------------------
  Undistributed net investment income                              2,895,981         8,877,492
----------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities, foreign currencies, futures and option
    contracts                                                    456,189,864       182,752,246
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                     909,925,212       456,099,031
----------------------------------------------------------------------------------------------
                                                              $4,568,866,166    $3,192,471,415
==============================================================================================


See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Charter Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios:
AIM Charter Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Constellation Fund and AIM Weingarten Fund. The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and the Institutional Class. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide growth of capital, with current income as a secondary objective.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1997 $8,764 was reclassified from undistributed net realized gains to undistributed net investment income as a result of differing book/tax treatment of foreign currency transactions. Net assets of the Fund were unaffected as a result of this reclassification.
C. Bond Premiums-It is the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes.
D. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Expenses-Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes.
F. Equalization-The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that the undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.
G. Foreign Currency Translations-Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
H. Foreign Currency Contracts-A forward currency contract is an obligation to purchase or sell a specific currency for an agreed upon price at a future date. The Fund may enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
I. Stock Index Futures Contracts-The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
J. Covered Call Options-The fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntarily waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. The waiver is entirely voluntary but approval is required by the Board of Directors for any decision by AIM to discontinue the waiver. During the year ended October 31, 1997, AIM waived fees of $498,463. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1997, AIM was reimbursed $127,908 for such services.
  The Fund, pursuant to a transfer agency and services agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Class A, Class B shares and Class C Shares. During the year ended October 31, 1997, AFS was paid $3,129,677 for such services.
  The Fund, pursuant to another transfer agency and service agreement, has agreed to pay A I M Institutional Fund Services, Inc. ("AIFS") a fee for providing transfer agent and shareholder services to the Institutional Class. During the year ended October 31, 1997, the Fund paid AIFS $3,178 for such services with respect to the Institutional Class. On September 19, 1997, the Board of Directors of the Fund approved the appointment of AFS as transfer agent of the Institutional Class to be effective in late 1997 or early 1998.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan"), the Fund's Class B shares (the "Class B Plan"), and the Fund's Class C shares (the "Class C Plan") (collectively, the "Plans"). The Fund, pursuant to the

Class A and Class C Plans, pays AIM Distributors compensation at the annual rate of 0.30% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Class A and C Plans are designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B
Plan), and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1997, the Class A and Class B, and the period August 4, 1997 through October 31, 1997 Class C shares paid AIM Distributors $9,459,952, $8,046,181, and $6,079, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,129,799 from sales of Class A shares of the Fund during the year ended October 31, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1997, AIM Distributors received commissions of $62,653 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
  During the year ended October 31, 1997, the Fund paid legal fees of $12,872 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES
AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund. For the year ended October 31, 1997, the Fund's expenses were reduced by $15,778 for this service. The Fund also received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $51,566 and $150,958, respectively, under expense offset arrangements. The effect of the above arrangements resulted in reductions of the Fund's total expenses of $218,302 during the year ended October 31, 1997.
NOTE 4-DIRECTORS' FEES
Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lesser of i) $325,000,000 or ii) the limit set by its prospectus for borrowings. During the year ended October 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1997 was $7,160,060,290 and $6,696,104,946, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1997, on a tax basis, is as follows:

Aggregate unrealized appreciation of investment securities     $  955,676,275
-----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                                           (53,296,715)
-----------------------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                                   $  902,379,560
=============================================================================


Cost of investments for tax purposes is:  $3,685,169,265.


NOTE 7-FUTURES CONTRACTS

On October 31, 1997, $900,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for futures contracts. Open contracts were as follows:

                                                 UNREALIZED
                      NO. OF       MONTH/       APPRECIATION
     CONTRACT        CONTRACTS   COMMITMENT    (DEPRECIATION)
     --------        ---------   ----------     ------------
Russell 2000 Index      200      Dec. 97/Buy    $(2,007,675)
Russell 2000 Index       25      Mar. 98/Buy       (325,000)
                                                -----------
                                                $(2,332,675)
                                                ===========

NOTE 8-OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended October 31, 1997 are summarized as follows:

                                                                  OPTION CONTRACTS
                                                              -------------------------
                                                               NUMBER
                                                                 OF          PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------     -----------
Beginning of Period                                                  --              --
---------------------------------------------------------------------------------------
Written                                                          40,155     $ 9,469,083
---------------------------------------------------------------------------------------
Closed                                                          (11,850)     (2,734,038)
---------------------------------------------------------------------------------------
Exercised                                                        (2,000)       (898,562)
---------------------------------------------------------------------------------------
Expired                                                              --              --
---------------------------------------------------------------------------------------
End of period                                                    26,305     $ 5,836,483
=======================================================================================

Open call option contracts written at October 31, 1997 were as follows:

                                                                                                    OCTOBER 31,
                                                                           NUMBER                      1997          UNREALIZED
                                                      CONTRACT   STRIKE      OF        PREMIUM        MARKET        APPRECIATION
                       ISSUE                           MONTH     PRICE    CONTRACTS    RECEIVED        VALUE       (DEPRECIATION)
                       -----                          --------   ------   ---------    --------     -----------    --------------
Avon Products, Inc.                                   Nov. 97    $   75     3,500     $  765,410    $    54,688    $      710,722
---------------------------------------------------------------------------------------------------------------------------------
Bay Networks, Inc.                                    Nov. 97        40     2,000        145,995         31,250           114,745
---------------------------------------------------------------------------------------------------------------------------------
Bay Networks, Inc.                                    Nov. 97        42.5   3,000        703,476         37,500           665,976
---------------------------------------------------------------------------------------------------------------------------------
Compaq Computer Corp.                                 Nov. 97        65       605        300,675        207,968            92,707
---------------------------------------------------------------------------------------------------------------------------------
Compaq Computer Corp.                                 Nov. 97        75     1,000        174,014         71,875           102,139
---------------------------------------------------------------------------------------------------------------------------------
Compaq Computer Corp.                                 Nov. 97        85     2,500        495,082         46,875           448,207
---------------------------------------------------------------------------------------------------------------------------------
Computer Associates International, Inc.               Dec. 97        80     2,500      1,179,960        640,625           539,335
---------------------------------------------------------------------------------------------------------------------------------
CompUSA, Inc.                                         Nov. 97        35       500         73,498         40,625            32,873
---------------------------------------------------------------------------------------------------------------------------------
CompUSA, Inc.                                         Nov. 97        40     4,000        440,265         75,000           365,265
---------------------------------------------------------------------------------------------------------------------------------
Dell Computer Corp.                                   Nov. 97        85     2,000        868,971        750,000           118,971
---------------------------------------------------------------------------------------------------------------------------------
HBO & Co.                                             Nov. 97        50     2,700        264,591         84,375           180,216
---------------------------------------------------------------------------------------------------------------------------------
Intel Corp.                                           Nov. 97        85     2,000        424,546        231,250           193,296
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      $5,836,483    $ 2,272,031    $    3,564,452
=================================================================================================================================

NOTE 9-CAPITAL STOCK

Changes in the capital stock outstanding for the years ended October 31, 1997 and 1996 were as follows:

                                                                         1997                           1996
                                                              ---------------------------   ----------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
                                                              -----------   -------------   ------------   -------------
Sold
------------------------------------------------------------------------------------------------------------------------
  Class A                                                      64,563,425   $ 804,527,781     71,824,128   $ 752,853,277
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      37,105,082     454,511,843     41,436,800     435,348,846
------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        437,883       6,069,012             --              --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             600,091       7,589,130        448,911       4,759,971
------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
------------------------------------------------------------------------------------------------------------------------
  Class A                                                      16,507,011     181,612,880     19,521,139     192,994,968
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       3,210,439      35,080,359      1,039,513      10,333,913
------------------------------------------------------------------------------------------------------------------------
  Class C*                                                            159           2,155             --              --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             193,613       2,149,460        252,209       2,504,537
------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (59,039,148)   (738,440,414)   (40,679,494)   (427,193,754)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (7,456,466)    (92,300,267)    (2,705,793)    (28,619,654)
------------------------------------------------------------------------------------------------------------------------
  Class C*                                                        (14,629)       (198,599)            --              --
------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            (445,517)     (5,490,877)      (464,310)     (4,897,798)
------------------------------------------------------------------------------------------------------------------------
                                                               55,661,943   $ 655,112,463     90,673,103   $ 938,084,306
========================================================================================================================

* Class C commenced sales on August 4, 1997.

NOTE 10-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a Class A share outstanding during each of the years in the five-year period ended October 31, 1997, for a Class B share outstanding during each of the years in the two-year period ended October 31, 1997 and the period June 26, 1995 (date sales commenced) through October 31, 1995, and for a Class C share outstanding during the period August 4, 1997 (date sales commenced) through October 31, 1997.

CLASS A:

                                                                 1997            1996          1995         1994         1993
                                                              ----------      ----------    ----------   ----------   ----------
Net asset value, beginning of period                          $    11.19      $    10.63    $     8.90   $     9.46   $     8.36
------------------------------------------------------------  ----------      ----------    ----------   ----------   ----------
Income from investment operations:
  Net investment income                                             0.10            0.19          0.15         0.21         0.17
------------------------------------------------------------  ----------      ----------    ----------   ----------   ----------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     2.91            1.43          2.11        (0.45)        1.22
------------------------------------------------------------  ----------      ----------    ----------   ----------   ----------
    Total from investment operations                                3.01            1.62          2.26        (0.24)        1.39
------------------------------------------------------------  ----------      ----------    ----------   ----------   ----------
Less distributions:
  Dividends from net investment income                             (0.12)          (0.16)        (0.20)       (0.16)       (0.29)
------------------------------------------------------------  ----------      ----------    ----------   ----------   ----------
  Distributions from net realized gains                            (0.67)          (0.90)        (0.33)       (0.16)          --
------------------------------------------------------------  ----------      ----------    ----------   ----------   ----------
    Total distributions                                            (0.79)          (1.06)        (0.53)       (0.32)       (0.29)
------------------------------------------------------------  ----------      ----------    ----------   ----------   ----------
Net asset value, end of period                                $    13.41      $    11.19    $    10.63   $     8.90   $     9.46
============================================================  ==========      ==========    ==========   ==========   ==========
Total return(a)                                                    28.57%          16.70%        27.03%       (2.55)%      16.92%
============================================================  ==========      ==========    ==========   ==========   ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $3,466,912      $2,647,208    $1,974,417   $1,579,074   $1,690,482
============================================================  ==========      ==========    ==========   ==========   ==========
Ratio of expenses to average net assets                             1.09%(b)(c)     1.12%         1.17%        1.17%        1.17%
============================================================  ==========      ==========    ==========   ==========   ==========
Ratio of net investment income to average net assets                0.79%(b)        1.81%         1.55%        2.32%        1.89%
============================================================  ==========      ==========    ==========   ==========   ==========
Portfolio turnover rate                                              170%            164%          161%         126%         144%
============================================================  ==========      ==========    ==========   ==========   ==========
Average brokerage commission rate(d)                          $   0.0615      $   0.0638           N/A          N/A          N/A
============================================================  ==========      ==========    ==========   ==========   ==========

(a) Does not deduct sales charges.
(b) Ratios are based on average net assets of $3,153,317,435. After fee waivers. Prior to fee waivers, the ratios of expenses to average net assets and net investment income to average net assets are 1.10% and 0.78%, respectively.
(c) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratios of expenses to average net assets would have remained the same.
(d) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

CLASS B:

                                                                 1997           1996       1995
                                                              ----------      --------    -------
Net asset value, beginning of period                          $    11.18      $  10.62    $  9.81
------------------------------------------------------------  ----------      --------    -------
Income from investment operations:
  Net investment income                                             0.01          0.10       0.03
------------------------------------------------------------  ----------      --------    -------
  Net gains on securities (both realized and unrealized)            2.89          1.45       0.80
------------------------------------------------------------  ----------      --------    -------
    Total from investment operations                                2.90          1.55       0.83
------------------------------------------------------------  ----------      --------    -------
Less distributions:
  Dividends from net investment income                             (0.04)        (0.09)     (0.02)
------------------------------------------------------------  ----------      --------    -------
  Distributions from net realized gains                            (0.67)        (0.90)        --
------------------------------------------------------------  ----------      --------    -------
    Total distributions                                            (0.71)        (0.99)     (0.02)
============================================================  ==========      ========    =======
Net asset value, end of period                                $    13.37      $  11.18    $ 10.62
============================================================  ==========      ========    =======
Total return(a)                                                    27.54%        15.90%      8.48%
============================================================  ==========      ========    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,056,094      $515,672    $67,592
============================================================  ==========      ========    =======
Ratio of expenses to average net assets                             1.85%(b)(c)     1.94%    1.98%(d)
============================================================  ==========      ========    =======
Ratio of net investment income to average net assets                0.03%(b)      0.99%      0.74%(d)
============================================================  ==========      ========    =======
Portfolio turnover rate                                              170%          164%       161%
============================================================  ==========      ========    =======
Average brokerage commission rate(e)                          $   0.0615      $ 0.0638        N/A
============================================================  ==========      ========    =======

(a) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(b) Ratios are based on average net assets of $804,618,145. After fee waivers. Prior to fee waivers, the ratios of expenses to average net assets and net investment income to average net assets are 1.86% and 0.02%, respectively.
(c) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratios of expenses to average net assets would have remained the same.
(d) Annualized.
(e) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

CLASS C:

                                                               1997
                                                              -------
Net asset value, beginning of period                          $ 13.86
------------------------------------------------------------  -------
Income from investment operations:
  Net investment income                                            --
------------------------------------------------------------  -------
  Net gains on securities (both realized and unrealized)        (0.45)
------------------------------------------------------------  -------
    Total from investment operations                            (0.45)
------------------------------------------------------------  -------
Less distributions:
  Dividends from net investment income                             --
------------------------------------------------------------  -------
  Distributions from net realized gains                         (0.02)
------------------------------------------------------------  -------
    Total distributions                                         (0.02)
------------------------------------------------------------  -------
Net asset value, end of period                                $ 13.39
============================================================  =======
Total return(a)                                                 (3.24)%
============================================================  =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 5,669
============================================================  =======
Ratio of expenses to average net assets                          1.82%(b)(c)
============================================================  =======
Ratio of net investment income to average net assets             0.06%(b)
============================================================  =======
Portfolio turnover rate                                           170%
============================================================  =======
Average brokerage commission rate(d)                          $0.0615
============================================================  =======

(a) Does not deduct sales charge and total returns for periods less than one year are not annualized.
(b) Ratios are annualized and based on average net assets of $2,493,136. After fee waivers. Prior to fee waivers, the ratios of expenses to average net assets and net investment income to average net assets are 1.83% and 0.04%, respectively.
(c) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratios of expenses to average net assets would have remained the same.
(d) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Constellation Fund:

                       We have audited the accompanying statement of assets and liabilities of the AIM Constellation Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                            We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                            In our opinion, the financial statements and
                       financial highlights referred to above present fairly, in all material respects, the financial position of AIM Constellation Fund as of October 31, 1997, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                     KPMG Peat Marwick LLP

                       Houston, Texas
                       December 5, 1997

SCHEDULE OF INVESTMENTS

October 31, 1997

                                                    MARKET
                                   SHARES           VALUE
DOMESTIC COMMON STOCKS-89.37%

AEROSPACE/DEFENSE-0.35%

BE Aerospace, Inc.(a)                750,000   $     21,093,750
---------------------------------------------------------------
Precision Castparts Corp.            500,000         29,406,250
---------------------------------------------------------------
                                                     50,500,000
---------------------------------------------------------------

AIR FREIGHT-0.39%

AirNet Systems, Inc.(a)              560,000         11,480,000
---------------------------------------------------------------
CNF Transportation Inc.            1,000,000         44,625,000
---------------------------------------------------------------
                                                     56,105,000
---------------------------------------------------------------

AIRLINES-0.11%

Southwest Airlines Co.               500,000         16,312,500
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.12%

Mark IV Industries, Inc.             689,062         16,709,754
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-0.28%

BankBoston Corp.                     500,000         40,531,250
---------------------------------------------------------------

BANKS (REGIONAL)-0.30%

AmSouth Bancorporation               750,000         36,046,875
---------------------------------------------------------------
North Fork Bancorporation, Inc.      250,000          7,359,375
---------------------------------------------------------------
                                                     43,406,250
---------------------------------------------------------------

BIOTECHNOLOGY-0.08%

Curative Technologies, Inc.(a)       365,100         10,998,638
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-0.62%

Chancellor Media Corp.(a)            140,001          7,682,555
---------------------------------------------------------------
Clear Channel Communications,
  Inc.(a)                            750,000         49,500,000
---------------------------------------------------------------
Jacor Communications, Inc.(a)        786,700         32,943,062
---------------------------------------------------------------
                                                     90,125,617
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-3.32%

ADC Telecommunications, Inc.(a)    3,000,000         99,375,000
---------------------------------------------------------------
Brightpoint, Inc.(a)                 750,000         24,750,000
---------------------------------------------------------------
Comverse Technology, Inc.(a)         100,000          4,125,000
---------------------------------------------------------------
Digital Microwave Corp.(a)            35,000          1,260,000
---------------------------------------------------------------
DSC Communications Corp.(a)        2,800,000         68,250,000
---------------------------------------------------------------
Glenayre Technologies, Inc.(a)     1,000,000         13,000,000
---------------------------------------------------------------
Lucent Technologies, Inc.            500,000         41,218,750
---------------------------------------------------------------
MasTec, Inc.(a)                      500,000         16,218,750
---------------------------------------------------------------
Motorola, Inc.                       600,000         37,050,000
---------------------------------------------------------------
PairGain Technologies, Inc.(a)(b)  1,500,000         42,375,000
---------------------------------------------------------------
REMEC, Inc.(a)                       250,000          6,343,750
---------------------------------------------------------------
Scientific-Atlanta, Inc.           1,750,000         32,484,375
---------------------------------------------------------------
Tellabs, Inc.(a)                   1,800,000         97,200,000
---------------------------------------------------------------
                                                    483,650,625
---------------------------------------------------------------

COMPUTERS (HARDWARE)-3.34%

Citrix Systems, Inc.(a)              250,000   $     18,359,374
---------------------------------------------------------------
Comdisco, Inc.                     1,250,000         39,453,125
---------------------------------------------------------------
Compaq Computer Corp.(a)           1,743,000        111,116,250
---------------------------------------------------------------
Concord EFS, Inc.(a)               2,500,000         74,218,750
---------------------------------------------------------------
Data General Corp.(a)                250,000          4,812,500
---------------------------------------------------------------
Dell Computer Corp.(a)             1,500,000        120,187,500
---------------------------------------------------------------
IDX Systems Corp.(a)                 756,900         25,545,375
---------------------------------------------------------------
Micron Electronics, Inc.(a)        1,050,000         14,568,750
---------------------------------------------------------------
Sun Microsystems, Inc.(a)          2,250,000         77,062,500
---------------------------------------------------------------
                                                    485,324,124
---------------------------------------------------------------

COMPUTERS (NETWORKING)-1.31%

Bay Networks, Inc.(a)              3,000,000         94,875,000
---------------------------------------------------------------
Cisco Systems, Inc.(a)               650,000         53,320,313
---------------------------------------------------------------
3Com Corp.(a)                      1,000,000         41,437,500
---------------------------------------------------------------
                                                    189,632,813
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-2.23%

Adaptec, Inc.(a)                   2,000,000         96,875,000
---------------------------------------------------------------
EMC Corp.(a)                       1,672,000         93,632,000
---------------------------------------------------------------
Iomega Corp.(a)                    1,500,000         40,218,750
---------------------------------------------------------------
Lexmark International Group,
  Inc.(a)                            400,000         12,225,000
---------------------------------------------------------------
MicroTouch Systems, Inc.(a)          250,000          6,031,250
---------------------------------------------------------------
Quantum Corp.(a)                   1,000,000         31,625,000
---------------------------------------------------------------
Smart Modular Technologies,
  Inc.(a)                            150,000          7,462,500
---------------------------------------------------------------
Storage Technology Corp.(a)          600,000         35,212,500
---------------------------------------------------------------
                                                    323,282,000
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-7.71%

America Online, Inc.(a)              200,000         15,400,000
---------------------------------------------------------------
Applied Voice Technology, Inc.(a)    250,000          6,500,000
---------------------------------------------------------------
Aspect Development, Inc.(a)          325,000         15,193,750
---------------------------------------------------------------
Autodesk, Inc.                       500,000         18,500,000
---------------------------------------------------------------
Avant! Corp.(a)                      750,000         19,687,500
---------------------------------------------------------------
BMC Software, Inc.(a)              1,750,000        105,656,250
---------------------------------------------------------------
Cadence Design Systems, Inc.(a)    1,750,000         93,187,500
---------------------------------------------------------------
Computer Associates
  International, Inc.              1,000,000         74,562,500
---------------------------------------------------------------
Compuware Corp.(a)                 2,014,200        133,188,975
---------------------------------------------------------------
Electronic Arts, Inc.(a)           1,000,000         33,875,000
---------------------------------------------------------------
Electronics for Imaging, Inc.(a)     300,000         14,025,000
---------------------------------------------------------------
HBO & Co.                          2,500,000        108,750,000
---------------------------------------------------------------
McAfee Associates, Inc.(a)           200,000          9,950,000
---------------------------------------------------------------
Microsoft Corp.(a)                   824,200        107,146,000
---------------------------------------------------------------
Oracle Corp.(a)                    2,000,000         71,562,500
---------------------------------------------------------------
Parametric Technology Co.(a)       1,600,000         70,600,000
---------------------------------------------------------------

                                                    MARKET
                                   SHARES           VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Security Dynamics
  Technologies, Inc.(a)            1,000,000   $     33,875,000
---------------------------------------------------------------
Sterling Commerce, Inc.(a)         2,000,000         66,375,000
---------------------------------------------------------------
Sterling Software, Inc.(a)           500,000         17,062,500
---------------------------------------------------------------
Sybase, Inc.(a)                      517,500          8,441,719
---------------------------------------------------------------
Symantec Corp.(a)                  1,000,000         21,875,000
---------------------------------------------------------------
Synopsys, Inc.(a)                  1,500,000         58,312,500
---------------------------------------------------------------
Wind River Systems(a)                450,000         17,268,750
---------------------------------------------------------------
                                                  1,120,995,444
---------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.16%

Action Performance Companies,
  Inc.(a)                            400,000         10,250,000
---------------------------------------------------------------
Blyth Industries, Inc.(a)            525,000         13,059,375
---------------------------------------------------------------
                                                     23,309,375
---------------------------------------------------------------

CONSUMER FINANCE-3.60%

Aames Financial Corp.(b)             900,000         13,162,500
---------------------------------------------------------------
Capital One Financial Corp.          750,000         34,218,750
---------------------------------------------------------------
ContiFinancial Corp.(a)              500,000         14,218,750
---------------------------------------------------------------
FIRSTPLUS Financial Group, Inc.(a)   500,000         27,500,000
---------------------------------------------------------------
Green Tree Financial Corp.         2,500,000        105,312,500
---------------------------------------------------------------
Household International, Inc.      1,000,000        113,250,000
---------------------------------------------------------------
IMC Mortgage Co.(a)(b)             1,500,000         26,062,500
---------------------------------------------------------------
MBNA Corp.                         3,000,000         78,937,500
---------------------------------------------------------------
Money Store, Inc.                  1,000,000         28,375,000
---------------------------------------------------------------
Providian Financial Corp.            500,000         18,500,000
---------------------------------------------------------------
SLM Holding Corp.                    450,000         63,168,750
---------------------------------------------------------------
                                                    522,706,250
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.81%

Cardinal Health, Inc.              1,000,000         74,250,000
---------------------------------------------------------------
McKesson Corp.                       400,000         42,925,000
---------------------------------------------------------------
                                                    117,175,000
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.85%

American Power Conversion
  Corp.(a)                         1,000,000         27,250,000
---------------------------------------------------------------
Avid Technology, Inc.(a)             500,000         14,281,250
---------------------------------------------------------------
AVX Corp.                          1,000,000         28,250,000
---------------------------------------------------------------
Berg Electronics Corp.(a)          1,000,000         23,375,000
---------------------------------------------------------------
Black Box Corp.(a)                   500,000         20,500,000
---------------------------------------------------------------
Hadco Corp.(a)                       500,000         27,687,500
---------------------------------------------------------------
Kemet Corp.(a)                     1,000,000         21,750,000
---------------------------------------------------------------
Molex, Inc.-Class A                  292,968         10,272,191
---------------------------------------------------------------
Sanmina Corp.(a)                     700,000         52,325,000
---------------------------------------------------------------
Sawtek Inc.(a)                       400,000         13,600,000
---------------------------------------------------------------
SCI Systems, Inc.(a)               2,250,000         99,000,000
---------------------------------------------------------------
Solectron Corp.(a)                 1,000,000         39,250,000
---------------------------------------------------------------
Symbol Technologies, Inc.            900,000         35,775,000
---------------------------------------------------------------
Vishay Intertechnology, Inc.(a)       17,100            409,331
---------------------------------------------------------------
                                                    413,725,272
---------------------------------------------------------------

ELECTRONIC (COMPONENT DISTRIBUTORS)-0.75%

Arrow Electronics, Inc.(a)         1,300,000   $     36,887,500
---------------------------------------------------------------
Avnet, Inc.                          750,000         47,203,125
---------------------------------------------------------------
Computer Products, Inc.(a)           250,000          6,812,500
---------------------------------------------------------------
Kent Electronics Corp.(a)            500,000         17,468,750
---------------------------------------------------------------
                                                    108,371,875
---------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-0.73%

Methode Electronics, Inc.-Class A  1,050,000         20,737,500
---------------------------------------------------------------
Perkin-Elmer Corp.                   894,800         55,925,000
---------------------------------------------------------------
Tektronix, Inc.                      500,000         29,562,500
---------------------------------------------------------------
                                                    106,225,000
---------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-6.43%

Altera Corp.(a)                    1,600,000         71,000,000
---------------------------------------------------------------
Anadagics, Inc.(a)                   321,600         11,899,200
---------------------------------------------------------------
Analog Devices, Inc.(a)            1,750,000         53,484,375
---------------------------------------------------------------
Atmel Corp.(a)                     2,000,000         51,750,000
---------------------------------------------------------------
Burr-Brown Corp.(a)                  750,000         22,687,500
---------------------------------------------------------------
Dallas Semiconductor Corp.(a)        800,000         39,100,000
---------------------------------------------------------------
Intel Corp.                        1,000,000         77,000,000
---------------------------------------------------------------
Lattice Semiconductor Corp.(a)       400,000         20,025,000
---------------------------------------------------------------
Linear Technology Corp.            1,500,000         94,312,500
---------------------------------------------------------------
Maxim Integrated Products,
  Inc.(a)                          1,525,000        101,031,250
---------------------------------------------------------------
Microchip Technology, Inc.(a)      2,499,975         99,686,503
---------------------------------------------------------------
National Semiconductor Corp.(a)    2,500,000         90,000,000
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                  500,000         13,187,500
---------------------------------------------------------------
Sipex Corp.(a)                       100,000          3,287,500
---------------------------------------------------------------
Texas Instruments, Inc.            1,000,000        106,687,500
---------------------------------------------------------------
Unitrode Corp.(a)                    300,000          8,043,750
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)       475,000         20,603,124
---------------------------------------------------------------
Xilinx, Inc.(a)                    1,500,000         51,187,500
---------------------------------------------------------------
                                                    934,973,202
---------------------------------------------------------------

ENTERTAINMENT-0.16%

Regal Cinemas, Inc.(a)             1,000,000         23,000,000
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTORS)-2.70%

Applied Materials, Inc.(a)         3,000,000        100,125,000
---------------------------------------------------------------
BMC Industries, Inc.                 500,000         16,093,750
---------------------------------------------------------------
KLA-Tencor Corp.(a)                2,511,700        110,357,819
---------------------------------------------------------------
Lam Research Corp.(a)              1,400,000         50,575,000
---------------------------------------------------------------
Novellus Systems, Inc.(a)          1,000,000         44,500,000
---------------------------------------------------------------
Teradyne, Inc.(a)                  1,887,900         70,678,256
---------------------------------------------------------------
                                                    392,329,825
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-1.09%

MGIC Investment Corp.              2,000,000        120,625,000
---------------------------------------------------------------
SunAmerica, Inc.                   1,050,000         37,734,375
---------------------------------------------------------------
                                                    158,359,375
---------------------------------------------------------------

                                                    MARKET
                                   SHARES           VALUE
FOOTWEAR-0.15%

Wolverine World Wide, Inc.         1,000,000   $     22,000,000
---------------------------------------------------------------

GAMING, LOTTERY & PARI-MUTUEL COMPANIES-0.28%

International Game Technology        750,000         19,171,875
---------------------------------------------------------------
MGM Grand, Inc.(a)                   500,000         21,937,500
---------------------------------------------------------------
                                                     41,109,375
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.29%

Alpharma, Inc.                       254,967          5,625,209
---------------------------------------------------------------
Columbia Laboratories, Inc.(a)       500,000          8,000,000
---------------------------------------------------------------
Dura Pharmaceuticals, Inc.(a)        900,000         43,537,500
---------------------------------------------------------------
Forest Laboratories, Inc.(a)         600,000         27,750,000
---------------------------------------------------------------
Jones Medical Industries, Inc.     1,000,050         30,126,507
---------------------------------------------------------------
Mylan Laboratories, Inc.(a)        1,000,000         21,937,500
---------------------------------------------------------------
Parexel International Corp.(a)       350,000         12,643,750
---------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)    1,200,000         38,100,000
---------------------------------------------------------------
                                                    187,720,466
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-2.40%

Health Management Associates,
  Inc.-Class A(a)                  5,186,530        126,421,680
---------------------------------------------------------------
Quorum Health Group, Inc.(a)       1,800,000         43,650,000
---------------------------------------------------------------
Tenet Healthcare Corp.(a)          3,913,800        119,615,513
---------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                  1,350,000         59,484,375
---------------------------------------------------------------
                                                    349,171,568
---------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-1.83%

Beverly Enterprises, Inc.(a)       2,000,000         29,875,000
---------------------------------------------------------------
Health Care and Retirement
  Corp.(a)(b)                      1,815,000         68,629,688
---------------------------------------------------------------
HEALTHSOUTH Corp.(a)               5,200,000        132,925,000
---------------------------------------------------------------
Vencor, Inc.(a)                    1,250,000         33,750,000
---------------------------------------------------------------
                                                    265,179,688
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-1.71%

American Oncology Resources,
  Inc.(a)                            250,000          3,656,250
---------------------------------------------------------------
Concentra Managed Care, Inc.(a)      430,000         14,028,750
---------------------------------------------------------------
Express Scripts, Inc.-Class A(a)(b)  700,000         39,462,500
---------------------------------------------------------------
HealthCare COMPARE Corp.(a)          600,000         32,250,000
---------------------------------------------------------------
Humana, Inc.(a)                    1,235,000         25,935,000
---------------------------------------------------------------
Oxford Health Plans, Inc.(a)         911,900         23,538,419
---------------------------------------------------------------
PhyCor, Inc.(a)                    2,050,000         47,278,125
---------------------------------------------------------------
United Healthcare Corp.              602,300         27,894,019
---------------------------------------------------------------
Wellpoint Health Networks, Inc.(a)   752,000         34,404,000
---------------------------------------------------------------
                                                    248,447,063
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-2.28%

Arterial Vascular Engineering,
  Inc.(a)                            263,100         13,977,187
---------------------------------------------------------------
Biomet, Inc.                         875,000         21,820,313
---------------------------------------------------------------
Dentsply International, Inc.         820,200         23,273,175
---------------------------------------------------------------
Guidant Corp.                        800,000         46,000,000
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-(CONTINUED)

Medtronic, Inc.                      900,000   $     39,150,000
---------------------------------------------------------------
Physician Sales & Service, Inc.(a)   850,000         20,825,000
---------------------------------------------------------------
Quintiles Transnational Corp.(a)     605,000         43,862,500
---------------------------------------------------------------
Sofamor Danek Group, Inc.(a)         220,100         15,159,388
---------------------------------------------------------------
Stryker Corp.                        400,000         14,875,000
---------------------------------------------------------------
Sullivan Dental Products, Inc.       500,000         11,687,500
---------------------------------------------------------------
Sybron International Corp.(a)      2,000,000         80,250,000
---------------------------------------------------------------
                                                    330,880,063
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-1.90%

American HomePatient, Inc.(a)(b)     750,000         19,312,500
---------------------------------------------------------------
Covance, Inc.(a)                   2,000,000         35,375,000
---------------------------------------------------------------
FPA Medical Management, Inc.(a)    1,500,000         36,187,500
---------------------------------------------------------------
Lincare Holdings, Inc.(a)          1,000,000         53,625,000
---------------------------------------------------------------
Omnicare, Inc.                     3,450,000         95,953,125
---------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                            524,200          9,075,213
---------------------------------------------------------------
Total Renal Care Holdings,
  Inc.(a)                            833,333         25,677,083
---------------------------------------------------------------
Transition Systems, Inc.(a)           33,300            674,325
---------------------------------------------------------------
                                                    275,879,746
---------------------------------------------------------------

HOMEBUILDING-0.24%

Clayton Homes, Inc.                1,750,000         28,765,625
---------------------------------------------------------------
Oakwood Homes Corp.                  250,000          6,578,125
---------------------------------------------------------------
                                                     35,343,750
---------------------------------------------------------------

HOUSEHOLD FURNITURE & APPLIANCES-0.29%

Leggett & Platt, Inc.              1,000,000         41,750,000
---------------------------------------------------------------

HOUSEWARES-0.11%

Central Garden and Pet Co.(a)        485,500         12,744,375
---------------------------------------------------------------
Helen of Troy Ltd.(a)                185,000          3,075,625
---------------------------------------------------------------
                                                     15,820,000
---------------------------------------------------------------

INSURANCE (PROPERTY-CASUALTY)-0.36%

CapMAC Holdings, Inc.                424,800         12,744,000
---------------------------------------------------------------
Everest Reinsurance Holdings, Inc.   750,000         28,218,750
---------------------------------------------------------------
Frontier Insurance Group, Inc.       100,000          3,368,750
---------------------------------------------------------------
HCC Insurance Holdings, Inc.         343,100          8,019,963
---------------------------------------------------------------
                                                     52,351,463
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.34%

T. Rowe Price Associates             750,000         49,687,500
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.67%

Callaway Golf Co.                    450,000         14,512,500
---------------------------------------------------------------
GTECH Holdings Corp.(a)              750,000         24,187,500
---------------------------------------------------------------
Harley-Davidson, Inc.              1,400,000         38,850,000
---------------------------------------------------------------
North Face, Inc. (The)(a)            330,000          7,796,250
---------------------------------------------------------------
Speedway Motorsports, Inc.(a)        511,200         12,236,850
---------------------------------------------------------------
                                                     97,583,100
---------------------------------------------------------------

                                                    MARKET
                                   SHARES           VALUE
LODGING-HOTELS-0.56%

Choice Hotels International,
  Inc.(a)                          1,000,000   $     17,562,500
---------------------------------------------------------------
Doubletree Corp.(a)                  702,800         29,254,050
---------------------------------------------------------------
Promus Hotel Corp.(a)                650,000         25,512,500
---------------------------------------------------------------
Sun International Hotels Ltd.(a)     157,600          5,673,600
---------------------------------------------------------------
Sunburst Hospitality Corp.(a)        333,333          3,375,000
---------------------------------------------------------------
                                                     81,377,650
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.94%

AMETEK, Inc.                         300,000          7,068,750
---------------------------------------------------------------
Hillenbrand Industries, Inc.         750,000         32,062,500
---------------------------------------------------------------
Pentair, Inc.                        500,000         19,312,500
---------------------------------------------------------------
Thermo Electron Corp.(a)           1,250,000         46,640,625
---------------------------------------------------------------
Tyco International Ltd.              823,964         31,104,641
---------------------------------------------------------------
                                                    136,189,016
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.76%

Cognex Corp.(a)                    1,000,000         26,750,000
---------------------------------------------------------------
Diebold, Inc.                        700,000         30,843,750
---------------------------------------------------------------
US Filter Corp.(a)                 1,300,000         52,162,500
---------------------------------------------------------------
                                                    109,756,250
---------------------------------------------------------------

NATURAL GAS-0.01%

Edge Petroleum Corp.(a)               77,600          1,134,900
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.18%

Herman Miller, Inc.                  350,000         17,106,250
---------------------------------------------------------------
HON INDUSTRIES, Inc.                 181,900          9,390,587
---------------------------------------------------------------
                                                     26,496,837
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-7.52%

BJ Services Co.(a)                 1,000,000         84,750,000
---------------------------------------------------------------
Baker Hughes, Inc.                 1,000,000         45,937,500
---------------------------------------------------------------
Camco International, Inc.            963,700         69,627,325
---------------------------------------------------------------
Cooper Cameron Corp.(a)            1,000,000         72,250,000
---------------------------------------------------------------
Diamond Offshore Drilling, Inc.      900,000         56,025,000
---------------------------------------------------------------
ENSCO International, Inc.          1,000,000         42,062,500
---------------------------------------------------------------
EVI, Inc.(a)                         600,000         38,512,500
---------------------------------------------------------------
Falcon Drilling Company, Inc.(a)   1,500,000         54,562,500
---------------------------------------------------------------
Global Industries Ltd.(a)          1,954,200         39,328,275
---------------------------------------------------------------
Global Marine, Inc.(a)               700,000         21,787,500
---------------------------------------------------------------
Halliburton Co.                      750,000         44,718,750
---------------------------------------------------------------
Input/Output, Inc.(a)              1,400,000         37,537,500
---------------------------------------------------------------
Lone Star Technologies, Inc.(a)      700,000         26,731,250
---------------------------------------------------------------
Marine Drilling Companies,
  Inc.(a)(b)                       1,500,000         44,437,500
---------------------------------------------------------------
Nabors Industries, Inc.(a)         1,500,000         61,687,500
---------------------------------------------------------------
National-Oilwell, Inc.(a)            200,000         15,312,500
---------------------------------------------------------------
Noble Drilling Corp.(a)            1,000,000         35,562,500
---------------------------------------------------------------
Pride International, Inc.(a)       1,608,100         53,067,300
---------------------------------------------------------------
Rowan Companies, Inc.(a)           1,000,000         38,875,000
---------------------------------------------------------------
Santa Fe International Corp.         394,200         19,389,713
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)

Smith International, Inc.(a)       1,000,000   $     76,250,000
---------------------------------------------------------------
Varco International, Inc.(a)(b)    1,500,000         91,406,250
---------------------------------------------------------------
Veritas DGC, Inc.(a)                 600,000         24,562,500
---------------------------------------------------------------
                                                  1,094,381,363
---------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.75%

Apache Corp.(a)                      750,000         31,500,000
---------------------------------------------------------------
Burlington Resources, Inc.           750,000         36,703,125
---------------------------------------------------------------
Pioneer Natural Resources Co.        350,000         14,021,875
---------------------------------------------------------------
St. Mary Land & Exploration
  Co.                                100,000          4,075,000
---------------------------------------------------------------
Santa Fe Energy Resources, Inc.(a) 1,750,000         22,859,375
---------------------------------------------------------------
                                                    109,159,375
---------------------------------------------------------------

PERSONAL CARE-0.47%

Perrigo Co.(a)                     1,977,400         30,402,524
---------------------------------------------------------------
Rexall Sundown, Inc.(a)            1,755,000         38,390,625
---------------------------------------------------------------
                                                     68,793,149
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.27%

Xerox Corp.                          500,000         39,656,250
---------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.30%

AES Corp.(a)                       1,100,000         43,587,500
---------------------------------------------------------------

RESTAURANTS-1.39%

Apple South, Inc.(b)               2,000,000         37,250,000
---------------------------------------------------------------
Applebee's International, Inc.(b)  1,700,000         37,718,750
---------------------------------------------------------------
Brinker International, Inc.(a)     1,000,000         14,000,000
---------------------------------------------------------------
CKE Restaurants, Inc.                947,900         37,856,756
---------------------------------------------------------------
Cracker Barrel Old Country
  Store, Inc.                      1,125,000         33,187,500
---------------------------------------------------------------
Foodmaker, Inc.(a)                   250,000          4,109,375
---------------------------------------------------------------
Outback Steakhouse, Inc.(a)          500,000         13,531,250
---------------------------------------------------------------
Starbucks Corp.(a)                   750,000         24,750,000
---------------------------------------------------------------
                                                    202,403,631
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.32%

Eagle Hardware & Garden, Inc.(a)     750,000         12,750,000
---------------------------------------------------------------
Fastenal Co.                         350,000         17,150,000
---------------------------------------------------------------
Home Depot, Inc.                     300,000         16,687,500
---------------------------------------------------------------
                                                     46,587,500
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-1.94%

Best Buy Company, Inc.(a)          1,000,000         27,937,500
---------------------------------------------------------------
CHS Electronics, Inc.(a)           1,500,000         36,656,250
---------------------------------------------------------------
CompUSA, Inc.(a)                   3,000,000         98,250,000
---------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)      1,350,000         40,246,875
---------------------------------------------------------------
Tech Data Corp.(a)                 1,775,000         78,987,500
---------------------------------------------------------------
                                                    282,078,125
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-0.74%

Fred Meyer, Inc.(a)                1,000,000         28,562,500
---------------------------------------------------------------
Kohl's Corp.(a)                      500,000         33,562,500
---------------------------------------------------------------

                                                    MARKET
                                   SHARES           VALUE
RETAIL (DEPARTMENT STORES)-(CONTINUED)

Nordstrom, Inc.                      750,000   $     45,937,500
---------------------------------------------------------------
                                                    108,062,500
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-1.71%

Consolidated Stores Corp.(a)       2,500,000         99,687,500
---------------------------------------------------------------
Dollar General Corp.                 625,082         20,666,773
---------------------------------------------------------------
Dollar Tree Stores, Inc.(a)        1,040,400         42,136,200
---------------------------------------------------------------
Men's Wearhouse, Inc.(The)(a)(b)   1,500,050         58,126,938
---------------------------------------------------------------
Ross Stores, Inc.                    734,000         27,433,250
---------------------------------------------------------------
                                                    248,050,661
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.62%

CVS Corp.                            200,000         12,262,500
---------------------------------------------------------------
Rite Aid Corp.                     1,300,020         77,188,688
---------------------------------------------------------------
                                                     89,451,188
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-2.26%

American Stores Co.                3,000,000         77,062,500
---------------------------------------------------------------
Kroger Co.(a)                      2,700,000         88,087,500
---------------------------------------------------------------
Quality Food Centers, Inc.(a)      1,000,000         47,625,000
---------------------------------------------------------------
Safeway, Inc.(a)                   2,000,000        116,250,000
---------------------------------------------------------------
                                                    329,025,000
---------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.56%

Costco Companies, Inc.(a)            500,000         19,250,000
---------------------------------------------------------------
Dayton Hudson Corp.                1,000,000         62,812,500
---------------------------------------------------------------
                                                     82,062,500
---------------------------------------------------------------

RETAIL (HOME SHOPPING)-0.71%

CDW Computer Centers, Inc.(a)(b)   1,200,000         74,400,000
---------------------------------------------------------------
Micro Warehouse, Inc.(a)(b)        1,925,200         28,878,000
---------------------------------------------------------------
                                                    103,278,000
---------------------------------------------------------------

RETAIL (SPECIALTY)-3.54%

AutoZone, Inc.(a)                    518,700         15,334,069
---------------------------------------------------------------
Bed Bath & Beyond, Inc.(a)         1,250,000         39,687,500
---------------------------------------------------------------
Finish Line, Inc. (The)-Class
  A(a)                               250,000          4,218,750
---------------------------------------------------------------
General Nutrition Companies,
  Inc.(a)                          1,000,000         31,500,000
---------------------------------------------------------------
Hollywood Entertainment Corp.(a)   1,500,000         18,375,000
---------------------------------------------------------------
Inacom Corp.(a)                      580,000         17,871,250
---------------------------------------------------------------
Michaels Stores, Inc.(a)           1,250,000         37,578,125
---------------------------------------------------------------
Office Depot, Inc.(a)              2,175,000         44,859,375
---------------------------------------------------------------
Petco Animal Supplies, Inc.(a)(b)    850,000         26,137,500
---------------------------------------------------------------
Polo Ralph Lauren Corp.(a)           800,000         20,800,000
---------------------------------------------------------------
Staples, Inc.(a)                   3,500,000         91,875,000
---------------------------------------------------------------
Tiffany & Co.                      1,000,000         39,500,000
---------------------------------------------------------------
Toys "R" Us, Inc.(a)                 750,000         25,546,875
---------------------------------------------------------------
Viking Office Products, Inc.(a)    3,000,000         71,812,500
---------------------------------------------------------------
Williams-Sonoma, Inc.(a)             750,000         30,093,750
---------------------------------------------------------------
                                                    515,189,694
---------------------------------------------------------------

(SPECIALTY-APPAREL)-0.56%

Gap, Inc.                            775,000   $     41,220,312
---------------------------------------------------------------
TJX Companies, Inc. (The)          1,350,000         39,993,750
---------------------------------------------------------------
                                                     81,214,062
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.22%

Dime Bancorp, Inc.                   250,000          6,000,000
---------------------------------------------------------------
TCF Financial Corp.                  457,000         25,991,875
---------------------------------------------------------------
                                                     31,991,875
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.24%

Omnicom Group, Inc.                  500,000         35,312,500
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.75%

Cerner Corp.(a)(b)                 1,750,000         42,437,500
---------------------------------------------------------------
Cintas Corp.                         100,000          7,225,000
---------------------------------------------------------------
Equity Corp. International(a)        400,000          8,150,000
---------------------------------------------------------------
HFS, Inc.(a)                         500,000         35,250,000
---------------------------------------------------------------
Service Corp. International        3,500,000        106,531,250
---------------------------------------------------------------
Stewart Enterprises, Inc.-
  Class A                          1,300,000         53,950,000
---------------------------------------------------------------
                                                    253,543,750
---------------------------------------------------------------

SERVICES (COMPUTER & SYSTEMS)-0.45%

Cambridge Technology Partners,
  Inc.(a)                            470,400         17,169,600
---------------------------------------------------------------
Shared Medical Systems Corp.         410,000         22,447,500
---------------------------------------------------------------
SunGard Data Systems Inc.(a)       1,060,000         25,042,500
---------------------------------------------------------------
                                                     64,659,600
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-2.00%

Affiliated Computer Services,
  Inc.(a)                          1,000,000         25,125,000
---------------------------------------------------------------
BDM International Inc.(a)            361,500          7,998,188
---------------------------------------------------------------
BISYS Group, Inc. (The)(a)           463,200         14,417,100
---------------------------------------------------------------
CSG Systems International, Inc.(a)   703,100         27,552,731
---------------------------------------------------------------
DST Systems, Inc.(a)               1,000,000         35,312,500
---------------------------------------------------------------
Equifax, Inc.                        500,000         15,531,250
---------------------------------------------------------------
First Data Corp.                     400,000         11,625,000
---------------------------------------------------------------
Fiserv, Inc.(a)                    1,250,000         55,937,500
---------------------------------------------------------------
National Data Corp.                  750,000         27,703,125
---------------------------------------------------------------
Paychex, Inc.                      1,300,000         49,562,500
---------------------------------------------------------------
PMT Services, Inc.(a)              1,250,000         20,156,250
---------------------------------------------------------------
                                                    290,921,144
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.20%

AccuStaff, Inc.(a)                 1,000,000         28,562,500
---------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-0.21%

Corrections Corp. of America(a)    1,000,000         30,500,000
---------------------------------------------------------------

SPECIALTY PRINTING-0.38%

Gartner Group, Inc.(a)             1,150,000         32,487,500
---------------------------------------------------------------
Valassis Communications, Inc.(a)     750,000         22,125,000
---------------------------------------------------------------
                                                     54,612,500
---------------------------------------------------------------

                                                    MARKET
                                   SHARES           VALUE
TELECOMMUNICATIONS (CELLULAR/WIRELESS)-1.04%

Billing Information Concepts(a)(b)   780,000   $     30,615,000
---------------------------------------------------------------
CIENA Corp.(a)                     1,050,000         57,750,000
---------------------------------------------------------------
LCI International, Inc.(a)         2,000,000         51,750,000
---------------------------------------------------------------
USLD Communications Corp.(a)         570,300         11,299,068
---------------------------------------------------------------
                                                    151,414,068
---------------------------------------------------------------

TELEPHONE-0.23%

Cincinnati Bell, Inc.              1,250,000         33,750,000
---------------------------------------------------------------

TEXTILES (APPAREL)-1.75%

Jones Apparel Group, Inc.(a)       1,500,000         76,312,500
---------------------------------------------------------------
Liz Claiborne, Inc.                1,250,000         63,359,375
---------------------------------------------------------------
Nautica Enterprises, Inc.(a)       1,300,000         34,612,500
---------------------------------------------------------------
St. John Knits, Inc.                 500,000         20,093,750
---------------------------------------------------------------
Tommy Hilfiger Corp.(a)            1,500,000         59,343,750
---------------------------------------------------------------
                                                    253,721,875
---------------------------------------------------------------

TEXTILES (SPECIALTY)-0.26%

Unifi, Inc.                        1,000,000         38,437,500
---------------------------------------------------------------

TRUCKERS-0.11%

Caliber System, Inc.                 300,200         15,647,925
---------------------------------------------------------------

TRUCKS & PARTS-0.07%

Wabash National Corp.                340,200         10,163,475
---------------------------------------------------------------

WASTE MANAGEMENT-1.06%

American Disposal Services,
  Inc.(a)                            500,000         17,625,000
---------------------------------------------------------------
Thermo Instrument Systems,
  Inc.(a)                            908,400         32,759,175
---------------------------------------------------------------
USA Waste Services, Inc.(a)        2,807,500        103,877,500
---------------------------------------------------------------
                                                    154,261,675
---------------------------------------------------------------
    Total Domestic Common
      Stocks                                     12,986,108,509
---------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS-0.08%

FINANCIAL (DIVERSIFIED)-0.08%

MGIC Investment Corp.-$3.12
  Conv. Pfd.                         116,500         11,883,000
---------------------------------------------------------------

CONVERTIBLE BONDS &                 PRINCIPAL
  NOTES-0.37%                          AMOUNT

BROADCASTING (TELEVISION, RADIO & CABLE)-0.06%

Jacor Communications Inc.,
  Conv. Sr. LYON, 5.50%,
  06/12/11(b)(c)                 $ 14,450,000         8,849,614
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.17%

EMC Corp., Conv. Sub. Notes,
  3.25%, 03/15/02                  17,500,000        24,287,375
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.06%

Sandoz Capital BVI Ltd.
  (Switzerland),
  Sr. Conv. Deb., 2.00%,
  10/06/02(d) (Acquired
  11/04/96-11/13/96;
  Cost $6,240,625)                  5,540,000         8,143,800
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.08%

Loews Corp., Conv. Sub. Notes,
  3.125%, 09/15/07                 10,500,000        11,982,075
---------------------------------------------------------------
    Total Convertible Bonds &
      Notes                                          53,262,864
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-5.07%

CANADA-1.67%

Biovail Corporation
  International (Health
  Care-Drugs-Generic & Other)(a)      250,000   $     7,218,750
---------------------------------------------------------------
CanWest Global Communications
  Corp. (Broadcasting-Television,
  Radio & Cable)                    2,250,000        43,031,250
---------------------------------------------------------------
Newbridge Networks Corp.
  (Computers-Networking)(a)         2,000,000       106,000,000
---------------------------------------------------------------
Newcourt Credit Group, Inc.
  (Finance-Diversified)               257,800         8,974,663
---------------------------------------------------------------
Northern Telecom Ltd.
  (Communications Equipment)          350,000        31,390,625
---------------------------------------------------------------
Precision Drilling Corp. (Oil &
  Gas-Drilling & Equipment)(a)      1,500,000        46,125,000
---------------------------------------------------------------
                                                    242,740,288
---------------------------------------------------------------

FINLAND-0.70%

Nokia Oy A.B.-Class A-ADR
  (Telecommunications-
  Cellular/Wireless)                   999,950      88,245,588
---------------------------------------------------------------
Nokia Oy A.B.-Class A
  (Telecommunications-
  Cellular/Wireless)                    152,650      13,337,418
---------------------------------------------------------------
                                                    101,583,006
---------------------------------------------------------------

GERMANY-0.10%

Adidas A.G. (Footwear)                100,000        14,486,022
---------------------------------------------------------------

IRELAND-0.63%

CBT Group PLC-ADR
  (Computers-Software &
  Services)(a)                         49,400         3,791,450
---------------------------------------------------------------
Elan Corp. PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)    1,750,000        87,281,250
---------------------------------------------------------------
                                                     91,072,700
---------------------------------------------------------------

ISRAEL-0.41%

ECI Telecommunications Ltd.
  Designs (Communications
  Equipment)                          750,000        20,718,750
---------------------------------------------------------------
Tecnomatix Technologies Ltd.
  (Computers-Software &
  Services)(a)(b)                     479,500        14,804,563
---------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Health
  Care-Drugs-Generic & Other)         500,000        23,375,000
---------------------------------------------------------------
                                                     58,898,313
---------------------------------------------------------------

ITALY-0.05%

Telecom Italia Mobile S.p.A.
  (Telecommunications-
  Cellular/Wireless)                  1,074,000       3,964,855
---------------------------------------------------------------
Telecom Italia S.p.A.
  (Telephone)                         596,666         3,732,246
---------------------------------------------------------------
                                                      7,697,101
---------------------------------------------------------------

                                                    MARKET
                                    SHARES           VALUE
NETHERLANDS-0.20%

ASM Lithography Holding N.V.
(Electronics-Semiconductors)(a)       300,000   $    21,975,000
---------------------------------------------------------------
Verenigde Nederlandse
  Uitgeversbedrijven Verenigd
  Bezit (Publishing)                  328,500         7,783,157
---------------------------------------------------------------
                                                     29,758,157
---------------------------------------------------------------

NORWAY-0.09%

Petroleum Geo-Services ASA-ADR
  (Oil & Gas-Drilling &
  Equipment)(a)                       187,300        12,970,525
---------------------------------------------------------------

SWEDEN-0.52%

Telefonaktiebolaget LM
  Ericsson-ADR (Communications
  Equipment)                        1,707,500        75,556,875
---------------------------------------------------------------

TAIWAN-0.10%

ASE Test Ltd.-ADR (Electronics-
  Semiconductors)(a)                   82,200         4,500,450
---------------------------------------------------------------
Taiwan Semiconductor
  Manufacturing Co. Ltd.-ADR
  (Electronics-Semiconductors)(a)     500,000         9,906,250
---------------------------------------------------------------
                                                     14,406,700
---------------------------------------------------------------

UNITED KINGDOM-0.60%

Danka Business Systems PLC-ADR
  (Office Equipment & Supplies)     2,200,000        81,400,000
---------------------------------------------------------------

UNITED KINGDOM-(CONTINUED)

Granada Group PLC (Leisure
  Time-Products)                      390,000   $     5,378,530
---------------------------------------------------------------
                                                     86,778,530
---------------------------------------------------------------
    Total Foreign Stocks &
      Other Equity Interests                        735,948,217
---------------------------------------------------------------

U.S. TREASURY BILLS-2.43%(e)

5.093%, 01/02/98                 $355,185,000(f) $   352,350,624
---------------------------------------------------------------

COMMERCIAL PAPER-0.21%

Citibank, NA CP Trust, 5.715%,
  12/26/97(g)                      30,000,000        30,000,000
---------------------------------------------------------------

REPURCHASE AGREEMENT-1.67%(h)

Goldman Sachs & Co.(i)            242,843,032       242,843,032
---------------------------------------------------------------
TOTAL INVESTMENTS-99.20%                         14,412,396,246
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.80%                                 116,662,726
---------------------------------------------------------------
NET ASSETS-100.00%                              $14,529,058,972
===============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Affiliated issuers are those in which the Fund's holdings of an Issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate market value of these securities as of 10/31/97 was $664,603,803 which represented 4.57% of the Fund's net assets.
(c) Zero coupon bond. The interest rate shown represents the rate of original issue discount.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Directors. The market value of this security at 10/31/97 represented 0.06% of the Fund's net assets.
(e) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(f) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 8.
(g) Variable rate trust certificates representing an interest in a trust (comprised of eligible debt obligations) entitling the Portfolio to receive variable rate interest. The Fund has the right, upon seven calendar days' notice to the trustee, to put its certificates to the trust at par value plus accrued interest. Because variable rate trust certificates involve a trust and a third party put feature, they involve complexities and potential risks that may not be present where the debt obligation is owned directly. Rate shown is the rate in effect on 10/31/97.
(h) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(i) Joint repurchase agreement entered into 10/31/97 with a maturing value of $500,239,583. Collateralized by $500,000,000 U.S. Government obligations, 5.63% to 9.50% due 02/01/00 to 08/01/36 with an aggregate market value at 10/31/97 of $510,000,000.

Abbreviations:

ADR  - American Depository Receipt
Conv.  - Convertible
Deb.  - Debentures
LYON  - Liquid Yield Option Notes
Pfd.  - Preferred
Sr.   - Senior
Sub.  - Subordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1997

ASSETS:

Investments, at market value (cost
  $10,410,065,063)                           $14,412,396,246
------------------------------------------------------------
Foreign currencies, at market value (cost
  $43,837)                                            45,707
------------------------------------------------------------
Receivables for:
  Investments sold                               100,404,112
------------------------------------------------------------
  Capital stock sold                             106,931,262
------------------------------------------------------------
  Dividends and interest                           1,922,668
------------------------------------------------------------
  Variation margin                                 7,210,500
------------------------------------------------------------
Investment for deferred compensation plan            100,105
------------------------------------------------------------
Other assets                                          55,235
------------------------------------------------------------
      Total assets                            14,629,065,835
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           56,413,158
------------------------------------------------------------
  Capital stock reacquired                        27,338,316
------------------------------------------------------------
  Deferred compensation                              100,105
------------------------------------------------------------
Accrued advisory fees                              7,883,834
------------------------------------------------------------
Accrued administrative service fees                   18,472
------------------------------------------------------------
Accrued directors' fees                               24,640
------------------------------------------------------------
Accrued distribution fees                          3,864,856
------------------------------------------------------------
Accrued transfer agent fees                        2,384,261
------------------------------------------------------------
Accrued operating expenses                         1,979,221
------------------------------------------------------------
      Total liabilities                          100,006,863
------------------------------------------------------------
Net assets applicable to shares outstanding  $14,529,058,972
============================================================

NET ASSETS:

Class A                                      $14,319,441,125
============================================================
Class C                                      $    21,508,420
============================================================
Institutional Class                          $   188,109,427
============================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                    489,907,670
============================================================

Class C:
  Authorized                                     750,000,000
------------------------------------------------------------
  Outstanding                                        737,163
============================================================
Institutional Class:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                      6,269,599
============================================================

CLASS A:

  Net asset value and redemption price per
    share                                    $         29.23
============================================================
  Offering price per share:
    (Net asset value of $29.23
    divided by 94.50%)                       $         30.93
============================================================

CLASS C:

  Net asset value and offering price per
    share                                    $         29.18
============================================================

INSTITUTIONAL CLASS:

  Net asset value, offering and redemption
    price per share                          $         30.00
============================================================

STATEMENT OF OPERATIONS

For the year ended October 31, 1997

INVESTMENT INCOME:

Dividends (net of $582,223 foreign
  withholding tax)                            $   32,008,695
------------------------------------------------------------
Interest                                          61,609,664
------------------------------------------------------------
    Total investment income                       93,618,359
------------------------------------------------------------

EXPENSES:

Advisory fees                                     82,922,239
------------------------------------------------------------
Administrative service fees                          251,513
------------------------------------------------------------
Custodian fees                                       808,078
------------------------------------------------------------
Directors' fees                                       91,513
------------------------------------------------------------
Distribution fees-Class A                         38,860,415
------------------------------------------------------------
Distribution fees-Class C                             26,490
------------------------------------------------------------
Transfer agent fees-Class A                       21,499,897
------------------------------------------------------------
Transfer agent fees-Class C                            5,881
------------------------------------------------------------
Transfer agent fees-Institutional Class               24,455
------------------------------------------------------------
Other                                              3,850,511
------------------------------------------------------------
    Total expenses                               148,340,992
------------------------------------------------------------
Less: Fees waived by advisor                      (2,805,955)
------------------------------------------------------------
    Expenses paid indirectly                        (290,066)
------------------------------------------------------------
    Net expenses                                 145,244,971
------------------------------------------------------------
Net investment income (loss)                     (51,626,612)
------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND FUTURES CONTRACTS:

Net realized gain (loss) on sales of:
  Investment securities                          851,008,605
------------------------------------------------------------
  Foreign currencies                                (275,168)
------------------------------------------------------------
  Futures contracts                              195,426,592
------------------------------------------------------------
                                               1,046,160,029
------------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                        1,270,975,830
------------------------------------------------------------
  Foreign currencies                                   1,294
------------------------------------------------------------
  Futures contracts                              (36,703,480)
------------------------------------------------------------
                                               1,234,273,644
------------------------------------------------------------
      Net gain on investment securities,
         foreign currencies and futures
         contracts                             2,280,433,673
------------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $2,228,807,061
============================================================


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1997 and 1996

                                                                   1997              1996
OPERATIONS:

  Net investment income (loss)                                $   (51,626,612)  $   (25,042,610)
-----------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities,
    foreign currencies and futures contracts                    1,046,160,029       394,119,929
-----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies and futures contracts                    1,234,273,644       672,745,646
-----------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations     2,228,807,061     1,041,822,965
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                        (401,536,883)     (233,242,373)
-----------------------------------------------------------------------------------------------
  Institutional Class                                             (10,336,039)       (4,789,469)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       1,280,740,251     3,470,281,071
-----------------------------------------------------------------------------------------------
  Class C                                                          22,611,449                --
-----------------------------------------------------------------------------------------------
  Institutional Class                                            (139,767,829)      135,200,711
-----------------------------------------------------------------------------------------------
       Net increase in net assets                               2,980,518,010     4,409,272,905
-----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          11,548,540,962     7,139,268,057
-----------------------------------------------------------------------------------------------
  End of period                                               $14,529,058,972   $11,548,540,962
===============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $ 9,520,633,579   $ 8,408,805,783
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (270,243)         (124,538)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities, foreign currencies and futures contracts        1,022,762,877       388,200,602
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and futures contracts                            3,985,932,759     2,751,659,115
-----------------------------------------------------------------------------------------------
                                                              $14,529,058,972   $11,548,540,962
===============================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Constellation Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios:
AIM Constellation Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund and AIM Weingarten Fund. The Fund currently offers three different classes of shares: the Class A shares, the Class C shares and the Institutional Class. Class C shares commenced sales on August 4, 1997. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to seek capital appreciation.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1997, $275,168 was reclassified from undistributed net realized gains to undistributed net investment income (loss) as a result of differing book/tax treatments on foreign currency transactions. In addition, $51,756,075 was reclassified from undistributed net investment income
     (loss) to paid-in capital as a result of a net operating tax loss. The reclassifications were made in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.
E. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
F. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
G. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. AIM has agreed to voluntarily waive a portion of its advisory fees paid by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. Under the voluntary waiver, AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion. During the year ended October 31, 1997, AIM waived fees of $2,805,955. The waiver is entirely voluntary but approval is required by the Board of Directors for any decision by AIM to discontinue the waiver. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1997, AIM was reimbursed $251,513 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Class A shares and Class C shares. During the year ended October 31, 1997, AFS was reimbursed $10,499,779 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Institutional Fund Services, Inc. ("AIFS") a fee for providing transfer agent and shareholder services to the Fund. During the year ended October 31, 1997, the Portfolio paid AIFS $24,455 for such services. On September 19, 1997, the Board of Directors of the Fund approved the appointment of AFS as transfer agent of the Fund to be effective in late 1997 or early 1998.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A and Class C shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan") and the Fund's Class C shares (the "Class C Plan") (collectively, the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. The Plan also provides that payments in excess of service fees are characterized as an asset-based sales charge under the Plan. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund's Class A and Class C shares. During the year ended October 31, 1997 for the Class A shares and the period August 4, 1997 (date sales commenced) through October 31, 1997, the Class C shares, paid AIM Distributors $38,860,415 and $26,490, respectively as compensation under the Plan.
  AIM Distributors received commissions of $10,566,898 from sales of the Class A shares of the Fund during the year ended October 31, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1997, AIM Distributors received commissions of $253,473 in contingent deferred sales charges imposed on the redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
  During the year ended October 31, 1997, the Fund paid legal fees of $34,413 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund which reduced Fund expenses by $49,686 during the year ended October 31, 1997. The Fund also received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $70,375 and $170,005, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $290,066 during the year ended October 31, 1997.

NOTE 4-DIRECTOR'S FEES

Director's fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lessor of (i) $325,000,000 or (ii) the limit set by its prospectus for borrowings. During the year ended October 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1997 was $9,490,517,179 and $8,083,184,229, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1997, on a tax basis, is as follows:

Aggregate unrealized appreciation of
  investment securities                     $4,320,251,644
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (333,338,001)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $3,986,913,643
==========================================================

Cost of investments for tax purposes is $10,425,482,603.

NOTE 7-CAPITAL STOCK

Changes in the capital stock outstanding for the years ended October 31, 1997 and 1996 were as follows:

                                                                           1997                             1996
                                                              ------------------------------   ------------------------------
                                                                 SHARES          AMOUNT           SHARES          AMOUNT
                                                              ------------   ---------------   ------------   ---------------
Sold:
  Class A                                                      211,624,665   $ 5,717,830,615    282,903,859   $ 6,791,107,589
-----------------------------------------------------------------------------------------------------------------------------
  Class C*                                                         745,655        22,872,597             --                --
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            5,274,034       141,917,489      7,711,696       189,568,037
-----------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                       15,529,296       381,406,093     10,007,849       218,670,843
-----------------------------------------------------------------------------------------------------------------------------
  Class C*                                                              --                --             --                --
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              387,258         9,720,186        200,095         4,444,113
-----------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (178,999,514)   (4,818,496,457)  (146,642,433)   (3,539,497,361)
-----------------------------------------------------------------------------------------------------------------------------
  Class C*                                                          (8,492)         (261,148)            --                --
-----------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          (10,657,023)     (291,405,504)    (2,422,264)      (58,811,439)
-----------------------------------------------------------------------------------------------------------------------------
                                                                43,895,879   $ 1,163,583,871    151,758,802   $ 3,605,481,782
=============================================================================================================================

*Class C Shares commenced sales on August 4, 1997.

NOTE 8-OPEN FUTURES CONTRACTS

On October 31, 1997, $13,341,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open future contracts. Open futures contracts were as follows:

                                                                                           UNREALIZED
                                                              NUMBER OF      MONTH/       APPRECIATION
                          CONTRACT                            CONTRACTS    COMMITMENT    (DEPRECIATION)
                          --------                            ---------    ----------    --------------
S&P 500 Index...............................................     690        Dec. '97      $(16,400,635)

NOTE 9-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the five-year period ended October 31, 1997 and for a share of Class C capital stock outstanding during the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                           1997              1996          1995         1994         1993
                          CLASS A:                      -----------       -----------   ----------   ----------   ----------
Net asset value, beginning of period                    $     25.48       $     23.69   $    18.31   $    17.04   $    13.25
------------------------------------------------------  -----------       -----------   ----------   ----------   ----------
Income from investment operations:
    Net investment income (loss)                              (0.11)            (0.06)       (0.05)       (0.02)       (0.04)
------------------------------------------------------  -----------       -----------   ----------   ----------   ----------
    Net gains on securities (both realized
        and unrealized)                                        4.75              2.60         5.95         1.29         3.83
------------------------------------------------------  -----------       -----------   ----------   ----------   ----------
        Total from investment operations                       4.64              2.54         5.90         1.27         3.79
------------------------------------------------------  -----------       -----------   ----------   ----------   ----------
Less distributions:
    Distributions from net realized gains                     (0.89)            (0.75)       (0.52)          --           --
------------------------------------------------------  -----------       -----------   ----------   ----------   ----------
        Total distributions                                   (0.89)            (0.75)       (0.52)          --           --
------------------------------------------------------  -----------       -----------   ----------   ----------   ----------
Net asset value, end of period                          $     29.23       $     25.48   $    23.69   $    18.31   $    17.04
======================================================  ===========       ===========   ==========   ==========   ==========
Total return(a)                                               18.86%            11.26%       33.43%        7.45%       28.60%
======================================================  ===========       ===========   ==========   ==========   ==========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                $14,319,441       $11,255,506   $7,000,350   $3,726,029   $2,756,497
======================================================  ===========       ===========   ==========   ==========   ==========
Ratio of expenses to average net assets(b)                     1.11%(c)(d)      1.14%         1.16%        1.20%       1.22%
======================================================  ===========       ===========   ==========   ==========   ==========
Ratio of net investment income (loss) to average net
  assets(e)                                                   (0.40)%(c)       (0.27)%      (0.32)%      (0.15)%      (0.31)%
======================================================  ===========       ===========   ==========   ==========   ==========
Portfolio turnover rate                                          67%               58%          45%          79%          70%
======================================================  ===========       ===========   ==========   ==========   ==========
Average brokerage commission rate paid(f)               $    0.0576       $    0.0596          N/A          N/A          N/A
======================================================  ===========       ===========   ==========   ==========   ==========

(a) Does not deduct sales charges.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.13%, 1.16%, 1.18% and 1.21% for the periods 1997-1994, respectively.
(c) Ratios are based on average net assets of $12,953,471,546.
(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(e) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursement were (0.42)%, (0.29)%, (0.34)% and (0.16)% for the periods 1997-1994, respectively.
(f) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                 1997
                          CLASS C:                            ----------
Net asset value, beginning of period                           $  30.32
------------------------------------------------------------   --------
Income from investment operations:
   Net investment income (loss)                                   (0.04)
------------------------------------------------------------   --------
   Net gains (losses) on securities (both realized and
     unrealized)                                                  (1.10)
------------------------------------------------------------   --------
       Total from investment operations                           (1.14)
============================================================   ========
Net asset value, end of period                                 $  29.18
============================================================   ========
Total return(a)                                                   (3.76)%
============================================================   ========
Ratios/supplement data:
Net assets, end of period (000s omitted)                       $ 21,508
============================================================   ========
Ratio of expenses to average net assets(b)                         1.83%(c)(d)
============================================================   ========
Ratio of net investment income (loss) to average net
 assets(e)                                                        (1.12)%(c)
============================================================   ========
Portfolio turnover rate                                              67%
============================================================   ========
Average brokerage commission rate paid(f)                      $ 0.0576
============================================================   ========

(a) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(b) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.86% (annualized).
(c) Ratios are annualized and based on average net assets of $10,863,777.
(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been 1.84% (annualized).
(e) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements was (1.15)% (annualized).
(f) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                       INDEPENDENT AUDITORS' REPORT

                       To the Shareholders and Board of Directors
                       AIM Weingarten Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Weingarten Fund (a portfolio of AIM Equity Funds, Inc.), including the schedule of investments, as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Weingarten Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended.
                                                    KPMG Peat Marwick LLP

                       Houston, Texas
                       December 5, 1997

SCHEDULE OF INVESTMENTS

October 31, 1997

                                                     MARKET
                                     SHARES          VALUE

DOMESTIC COMMON STOCKS-84.72%

AEROSPACE/DEFENSE-0.06%

Coltec Industries, Inc.(a)             183,600   $    3,672,000
---------------------------------------------------------------

AGRICULTURAL PRODUCTS-0.70%

DIMON, Inc.                            675,000       17,507,813
---------------------------------------------------------------
Universal Corp.                        700,000       26,906,250
---------------------------------------------------------------
                                                     44,414,063
---------------------------------------------------------------

AIR FREIGHT-0.26%

CNF Transportation Inc.                375,000       16,734,375
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.13%

Federal-Mogul Corp.                     11,300          478,131
---------------------------------------------------------------
MascoTech, Inc.                        416,400        7,911,600
---------------------------------------------------------------
                                                      8,389,731
---------------------------------------------------------------

BANKS (MAJOR REGIONAL)-1.05%

First Union Corp.                      700,000       34,343,750
---------------------------------------------------------------
NationsBank Corp.                      550,000       32,931,250
---------------------------------------------------------------
                                                     67,275,000
---------------------------------------------------------------

BANKS (MONEY CENTER)-2.62%

BankAmerica Corp.                      650,000       46,475,000
---------------------------------------------------------------
Chase Manhattan Corp.                  800,000       92,300,000
---------------------------------------------------------------
Citicorp                               225,000       28,139,063
---------------------------------------------------------------
                                                    166,914,063
---------------------------------------------------------------

BANKS (REGIONAL)-0.06%

North Fork Bancorporation, Inc.        121,500        3,576,656
---------------------------------------------------------------

BEVERAGES (NON-ALCOHOLIC)-0.29%

PepsiCo, Inc.                          500,000       18,406,250
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-0.44%

Chancellor Media Corp.(a)              200,000       10,975,000
---------------------------------------------------------------
Jacor Communications, Inc.(a)          400,000       16,750,000
---------------------------------------------------------------
                                                     27,725,000
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.46%

Crompton & Knowles Corp.               400,000       10,100,000
---------------------------------------------------------------
Cytec Industries Inc.(a)                25,000        1,218,750
---------------------------------------------------------------
Millennium Chemicals Inc.              750,000       17,625,000
---------------------------------------------------------------
                                                     28,943,750
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.37%

Lucent Technologies, Inc.(b)           600,000       49,462,500
---------------------------------------------------------------
Tellabs, Inc.(a)                       700,000       37,800,000
---------------------------------------------------------------
                                                     87,262,500
---------------------------------------------------------------

COMPUTERS (HARDWARE)-2.81%

Compaq Computer Corp.                1,000,000   $   63,750,000
---------------------------------------------------------------
Dell Computer Corp.(a)                 300,000       24,037,500
---------------------------------------------------------------
Digital Equipment Corp.(a)             350,000       17,521,875
---------------------------------------------------------------
International Business Machines
  Corp.                                750,000       73,546,875
---------------------------------------------------------------
                                                    178,856,250
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.97%

Bay Networks, Inc.(a)                1,000,000       31,625,000
---------------------------------------------------------------
Cisco Systems, Inc.(a)                 365,100       29,949,609
---------------------------------------------------------------
                                                     61,574,609
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.89%

Adaptec, Inc.(a)                       700,000       33,906,250
---------------------------------------------------------------
EMC Corp.(a)                           400,000       22,400,000
---------------------------------------------------------------
                                                     56,306,250
---------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-3.68%

America Online, Inc.(a)                100,000        7,700,000
---------------------------------------------------------------
BMC Software, Inc.(a)                  290,000       17,508,750
---------------------------------------------------------------
Cadence Design Systems, Inc.(a)        300,000       15,975,000
---------------------------------------------------------------
Computer Associates
  International, Inc.                  550,000       41,009,375
---------------------------------------------------------------
Computer Sciences Corp.(a)             161,400       11,449,313
---------------------------------------------------------------
Compuware Corp.(a)                     500,000       33,062,500
---------------------------------------------------------------
HBO & Co.                              600,000       26,100,000
---------------------------------------------------------------
Microsoft Corp.(a)                     500,000       65,000,000
---------------------------------------------------------------
Unisys Corp.(a)                      1,200,000       15,975,000
---------------------------------------------------------------
                                                    233,779,938
---------------------------------------------------------------

CONSUMER FINANCE-2.87%

ContiFinancial Corp.(a)                333,200        9,475,375
---------------------------------------------------------------
FIRSTPLUS Financial Group,
  Inc.(a)                              600,000       33,000,000
---------------------------------------------------------------
Green Tree Financial Corp.             725,000       30,540,625
---------------------------------------------------------------
Household International, Inc.          300,000       33,975,000
---------------------------------------------------------------
Money Store, Inc.                      435,200       12,348,800
---------------------------------------------------------------
SLM Holding Corp.                      450,000       63,168,750
---------------------------------------------------------------
                                                    182,508,550
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-1.14%

AmeriSource Health Corp.-Class A(a)    575,000       34,140,625
---------------------------------------------------------------
Cardinal Health, Inc.                  250,000       18,562,500
---------------------------------------------------------------
Sysco Corp.                            500,000       20,000,000
---------------------------------------------------------------
                                                     72,703,125
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-2.57%

American Power Conversion
  Corp.(a)                             600,000       16,350,000
---------------------------------------------------------------
General Electric Co.                 1,224,400       79,050,325
---------------------------------------------------------------
Honeywell, Inc.                        200,000       13,612,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

ELECTRICAL EQUIPMENT-(CONTINUED)
SCI Systems, Inc.(a)                   185,200   $    8,148,800
---------------------------------------------------------------
Solectron Corp.(a)                     560,400       21,995,700
---------------------------------------------------------------
Symbol Technologies, Inc.              610,300       24,259,425
---------------------------------------------------------------
                                                    163,416,750
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-0.83%

Perkin-Elmer Corp.                     300,000       18,750,000
---------------------------------------------------------------
Waters Corp.(a)                        775,000       34,100,000
---------------------------------------------------------------
                                                     52,850,000
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-2.76%

Analog Devices, Inc.(a)                425,000       12,989,063
---------------------------------------------------------------
Intel Corp.                            625,000       48,125,000
---------------------------------------------------------------
Linear Technology Corp.                300,000       18,862,500
---------------------------------------------------------------
Maxim Integrated Products,
  Inc.(a)                              275,000       18,218,750
---------------------------------------------------------------
National Semiconductor Corp.(a)        550,000       19,800,000
---------------------------------------------------------------
Texas Instruments, Inc.                400,000       42,675,000
---------------------------------------------------------------
VLSI Technology, Inc.(a)               500,000       14,812,500
---------------------------------------------------------------
                                                    175,482,813
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-1.10%

Applied Materials, Inc.(a)           1,000,000       33,375,000
---------------------------------------------------------------
KLA-Tencor Corp.(a)                    350,000       15,378,125
---------------------------------------------------------------
Teradyne, Inc.(a)                      570,900       21,373,069
---------------------------------------------------------------
                                                     70,126,194
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-2.80%

American Express Co.                   400,000       31,200,000
---------------------------------------------------------------
Amresco, Inc.(a)                       500,000       15,687,500
---------------------------------------------------------------
Federal Home Loan Mortgage Corp.       875,000       33,140,625
---------------------------------------------------------------
Federal National Mortgage
  Association                          775,000       37,539,063
---------------------------------------------------------------
MBIA, Inc.                             348,400       20,816,900
---------------------------------------------------------------
MGIC Investment Corp.                  400,000       24,125,000
---------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover &
  Co.                                  280,900       13,764,100
---------------------------------------------------------------
SunAmerica, Inc.                        50,100        1,800,469
---------------------------------------------------------------
                                                    178,073,657
---------------------------------------------------------------

FOODS-0.85%

ConAgra, Inc.                          450,000       13,556,250
---------------------------------------------------------------
Dean Foods Co.                         529,300       25,042,506
---------------------------------------------------------------
Sara Lee Corp.                         300,000       15,337,500
---------------------------------------------------------------
                                                     53,936,256
---------------------------------------------------------------

FOOTWEAR-0.17%

Wolverine World Wide, Inc.             500,000       11,000,000
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-3.35%

Abbott Laboratories                    326,100       19,994,006
---------------------------------------------------------------
American Home Products Corp.           500,000       37,062,500
---------------------------------------------------------------
Bristol-Myers Squibb Co.               594,000       52,123,500
---------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-(CONTINUED)
Johnson & Johnson                      711,300   $   40,810,838
---------------------------------------------------------------
Warner-Lambert Co.                     441,700       63,245,919
---------------------------------------------------------------
                                                    213,236,763
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-1.68%

Dura Pharmaceuticals, Inc.(a)          395,800       19,146,825
---------------------------------------------------------------
ICN Pharmaceuticals, Inc.              900,000       43,312,500
---------------------------------------------------------------
Watson Pharmaceuticals, Inc.(a)      1,400,000       44,450,000
---------------------------------------------------------------
                                                    106,909,325
---------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-2.46%

Lilly (Eli) & Co.                      450,000       30,093,750
---------------------------------------------------------------
Merck & Co., Inc.                      750,000       66,937,500
---------------------------------------------------------------
Pfizer, Inc.                           366,500       25,929,875
---------------------------------------------------------------
Schering-Plough Corp.                  600,000       33,637,500
---------------------------------------------------------------
                                                    156,598,625
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.74%

Quorum Health Group, Inc.(a)           937,500       22,734,375
---------------------------------------------------------------
Tenet Healthcare Corp.(a)              386,300       11,806,294
---------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                      290,600       12,804,563
---------------------------------------------------------------
                                                     47,345,232
---------------------------------------------------------------

HEALTH CARE (LONG TERM
  CARE)-0.82%

Health Care and Retirement
  Corp.(a)                             222,350        8,407,609
---------------------------------------------------------------
HEALTHSOUTH Corp.(a)                 1,200,000       30,675,000
---------------------------------------------------------------
NovaCare, Inc.(a)                    1,000,000       13,062,500
---------------------------------------------------------------
                                                     52,145,109
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.29%

MedPartners, Inc.(a)                   725,000       18,442,188
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-3.25%

Arterial Vascular Engineering,
  Inc.(a)                              350,000       18,593,750
---------------------------------------------------------------
Baxter International Inc.              643,700       29,771,125
---------------------------------------------------------------
Becton, Dickinson & Co.              1,000,000       46,062,500
---------------------------------------------------------------
Boston Scientific Corp.(a)             250,000       11,375,000
---------------------------------------------------------------
DePuy, Inc.(a)                         577,800       14,806,125
---------------------------------------------------------------
Guidant Corp.                          400,000       23,000,000
---------------------------------------------------------------
Stryker Corp.                          875,000       32,539,063
---------------------------------------------------------------
Sybron International Corp.(a)          757,500       30,394,688
---------------------------------------------------------------
                                                    206,542,251
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-0.07%

Physician Support Systems,
  Inc.(a)                              309,200        4,753,950
---------------------------------------------------------------

HOUSEHOLD FURNITURE &
  APPLIANCES-0.41%

Furniture Brands International,
  Inc.(a)                              559,900        9,378,325
---------------------------------------------------------------
Maytag Corp.                           502,700       16,777,613
---------------------------------------------------------------
                                                     26,155,938
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

HOUSEHOLD PRODUCTS (NON-DURABLES)-0.72%

Dial Corp.                           1,000,000   $   16,875,000
---------------------------------------------------------------
Procter & Gamble Co. (The)             430,000       29,240,000
---------------------------------------------------------------
                                                     46,115,000
---------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.45%

AFLAC Inc.                             224,700       11,431,613
---------------------------------------------------------------
Conseco Inc.                           425,000       18,540,625
---------------------------------------------------------------
Equitable Companies, Inc.              800,000       32,950,000
---------------------------------------------------------------
Nationwide Financial Services, Inc.-
Class A                                600,000       18,262,500
---------------------------------------------------------------
Torchmark Corp.                        271,600       10,830,050
---------------------------------------------------------------
                                                     92,014,788
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-1.74%

Ace, Ltd.                              400,000       37,175,000
---------------------------------------------------------------
Allmerica Financial Corp.               50,800        2,381,250
---------------------------------------------------------------
American International Group,
  Inc.                                 352,600       35,987,238
---------------------------------------------------------------
Travelers Group, Inc.                  500,000       35,000,000
---------------------------------------------------------------
                                                    110,543,488
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-1.91%

Allstate Corp.                         565,300       46,884,569
---------------------------------------------------------------
Everest Re Holdings, Inc.              925,000       34,803,125
---------------------------------------------------------------
Exel Ltd.                              353,800       21,382,788
---------------------------------------------------------------
Fremont General Corp.                  400,000       18,650,000
---------------------------------------------------------------
                                                    121,720,482
---------------------------------------------------------------

INVESTMENT
  BANKING/BROKERAGE-0.53%

Merrill Lynch & Co., Inc.              213,000       14,404,125
---------------------------------------------------------------
Salomon, Inc.                          250,000       19,421,875
---------------------------------------------------------------
                                                     33,826,000
---------------------------------------------------------------

INVESTMENT MANAGEMENT-1.07%

Franklin Resources, Inc.               388,800       34,943,400
---------------------------------------------------------------
T. Rowe Price Associates               500,000       33,125,000
---------------------------------------------------------------
                                                     68,068,400
---------------------------------------------------------------

LODGING-HOTELS-1.92%

Carnival Corp.-Class A                 800,000       38,800,000
---------------------------------------------------------------
Doubletree Corp.(a)                    203,600        8,474,850
---------------------------------------------------------------
Host Marriott Corp.(a)                 208,500        4,352,438
---------------------------------------------------------------
ITT Corp.                              350,000       26,140,625
---------------------------------------------------------------
Marriott International, Inc.           250,000       17,437,500
---------------------------------------------------------------
Patriot American Hospitality,
  Inc.                                 630,000       20,790,000
---------------------------------------------------------------
Promus Hotel Corp.(a)                  150,000        5,887,500
---------------------------------------------------------------
                                                    121,882,913
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-1.44%

Caterpillar Inc.                       350,000       17,937,500
---------------------------------------------------------------
Deere & Co.                            550,000       28,943,750
---------------------------------------------------------------
Dover Corp.                            376,200       25,393,500
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-(CONTINUED)
Ingersoll-Rand Co.                     501,150   $   19,513,528
---------------------------------------------------------------
                                                     91,788,278
---------------------------------------------------------------

MANUFACTURING
  (DIVERSIFIED)-2.37%

AlliedSignal Inc.                      275,000        9,900,000
---------------------------------------------------------------
Carlisle Companies, Inc.                87,800        3,797,350
---------------------------------------------------------------
Crane Co.                              161,500        6,712,344
---------------------------------------------------------------
Eaton Corp.                            175,000       16,909,375
---------------------------------------------------------------
Thermo Electron Corp.(a)             1,250,000       46,640,625
---------------------------------------------------------------
Tyco International Ltd.                800,000       30,200,000
---------------------------------------------------------------
U.S. Industries, Inc.                  577,500       15,520,313
---------------------------------------------------------------
United Technologies Corp.              300,000       21,000,000
---------------------------------------------------------------
                                                    150,680,007
---------------------------------------------------------------

MANUFACTURING
  (SPECIALIZED)-0.50%

Diebold, Inc.                          450,150       19,834,734
---------------------------------------------------------------
U.S. Filter Corp.(a)                   300,000       12,037,500
---------------------------------------------------------------
                                                     31,872,234
---------------------------------------------------------------

NATURAL GAS-0.13%

Coastal Corp.                          132,700        7,978,587
---------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-0.48%

Exxon Corp.                            500,000       30,718,750
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-2.84%

BJ Services Co.(a)                     275,000       23,306,250
---------------------------------------------------------------
Cooper Cameron Corp.(a)                190,600       13,770,850
---------------------------------------------------------------
Halliburton Co.                        800,000       47,700,000
---------------------------------------------------------------
Nabors Industries, Inc.(a)           1,075,000       44,209,375
---------------------------------------------------------------
Newpark Resources, Inc.(a)             198,400        8,233,600
---------------------------------------------------------------
Santa Fe International Corp.           176,800        8,696,350
---------------------------------------------------------------
Schlumberger Ltd.                      400,000       35,000,000
---------------------------------------------------------------
                                                    180,916,425
---------------------------------------------------------------

PAPER & FOREST PRODUCTS-0.43%

Bowater, Inc.                          650,000       27,178,125
---------------------------------------------------------------

PERSONAL CARE-1.17%

Avon Products, Inc.                    597,000       39,103,500
---------------------------------------------------------------
Gillette Co.                           400,000       35,625,000
---------------------------------------------------------------
                                                     74,728,500
---------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.74%

Xerox Corp.                            589,900       46,786,444
---------------------------------------------------------------

POWER PRODUCERS (INDEPENDENT)-0.31%

AES Corp.(a)                           500,000       19,812,500
---------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-0.53%

Gannett Co., Inc.                      300,000       15,768,750
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

PUBLISHING (NEWSPAPERS)-(CONTINUED)
New York Times Co.-Class A             325,000   $   17,793,750
---------------------------------------------------------------
                                                     33,562,500
---------------------------------------------------------------

REAL ESTATE INVESTMENT
  TRUST-0.52%

Starwood Lodging Trust                 550,000       32,896,875
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.33%

Home Depot, Inc.                       375,000       20,859,375
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-1.77%

CompUSA, Inc.(a)                       981,200       32,134,300
---------------------------------------------------------------
Ingram Micro, Inc.-Class A(a)        1,200,000       35,775,000
---------------------------------------------------------------
Tech Data Corp.(a)                   1,000,000       44,500,000
---------------------------------------------------------------
                                                    112,409,300
---------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-1.50%

Federated Department Stores,
  Inc.(a)                              375,000       16,500,000
---------------------------------------------------------------
Fred Meyer, Inc.(a)                  1,000,000       28,562,500
---------------------------------------------------------------
J.C. Penney Co., Inc.                  300,000       17,606,250
---------------------------------------------------------------
Proffitt's, Inc.(a)                  1,150,000       32,990,625
---------------------------------------------------------------
                                                     95,659,375
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.87%

Consolidated Stores Corp.(a)           618,125       24,647,734
---------------------------------------------------------------
Family Dollar Stores, Inc.             466,200       10,955,700
---------------------------------------------------------------
Ross Stores, Inc.                      525,000       19,621,875
---------------------------------------------------------------
                                                     55,225,309
---------------------------------------------------------------

RETAIL (DRUG STORES)-0.70%

CVS Corp.                              450,000       27,590,625
---------------------------------------------------------------
Rite Aid Corp.                         290,000       17,218,750
---------------------------------------------------------------
                                                     44,809,375
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-1.49%

Kroger Co.(a)                        1,125,000       36,703,125
---------------------------------------------------------------
Safeway, Inc.(a)                     1,000,000       58,125,000
---------------------------------------------------------------
                                                     94,828,125
---------------------------------------------------------------

RETAIL (GENERAL
  MERCHANDISE)-1.42%

Costco Companies, Inc.(a)            1,100,000       42,350,000
---------------------------------------------------------------
Dayton Hudson Corp.                    425,000       26,695,313
---------------------------------------------------------------
Wal-Mart Stores, Inc.                  601,800       21,138,225
---------------------------------------------------------------
                                                     90,183,538
---------------------------------------------------------------

RETAIL (SPECIALTY)-1.18%

Barnes & Noble, Inc.(a)                138,600        3,542,962
---------------------------------------------------------------
Bed Bath & Beyond, Inc.(a)             475,000       15,081,250
---------------------------------------------------------------
Office Depot, Inc.(a)                1,370,700       28,270,687
---------------------------------------------------------------
Payless ShoeSource, Inc.(a)            217,500       12,125,625
---------------------------------------------------------------
Toys "R" Us, Inc.(a)                   475,000       16,179,687
---------------------------------------------------------------
                                                     75,200,211
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-0.39%

Intimate Brands, Inc.                  254,700   $    5,444,212
---------------------------------------------------------------
TJX Companies, Inc. (The)              650,000       19,256,250
---------------------------------------------------------------
                                                     24,700,462
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-1.44%

Ahmanson (H.F.) & Co.                  800,000       47,200,000
---------------------------------------------------------------
Charter One Financial, Inc.            246,885       14,350,190
---------------------------------------------------------------
Washington Mutual, Inc.                440,000       30,112,500
---------------------------------------------------------------
                                                     91,662,690
---------------------------------------------------------------

SERVICES (ADVERTISING/MARKETING)-0.68%

Interpublic Group of Companies,
  Inc.                                 412,500       19,593,750
---------------------------------------------------------------
Outdoor Systems, Inc.(a)               405,100       12,456,825
---------------------------------------------------------------
Universal Outdoor Holdings,
  Inc.(a)                              269,000       11,365,250
---------------------------------------------------------------
                                                     43,415,825
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-2.14%

HFS, Inc.(a)                           725,000       51,112,500
---------------------------------------------------------------
Service Corp. International          2,795,700       85,094,118
---------------------------------------------------------------
                                                    136,206,618
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.64%

Equifax, Inc.                        1,789,800       55,595,662
---------------------------------------------------------------
First Data Corp.                       400,000       11,625,000
---------------------------------------------------------------
Fiserv, Inc.(a)                        482,100       21,573,975
---------------------------------------------------------------
National Data Corp.                    425,000       15,698,438
---------------------------------------------------------------
                                                    104,493,075
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.37%

AccuStaff, Inc.(a)                     761,200       21,741,775
---------------------------------------------------------------
Kelly Services, Inc.-Class A            46,900        1,664,950
---------------------------------------------------------------
                                                     23,406,725
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-1.50%

CIENA Corp.(a)                         375,000       20,625,000
---------------------------------------------------------------
MCI Communications Corp.               500,000       17,750,000
---------------------------------------------------------------
WorldCom, Inc.(a)                    1,690,800       56,853,150
---------------------------------------------------------------
                                                     95,228,150
---------------------------------------------------------------

TELEPHONE-0.55%

Bell Atlantic Corp.                    233,300       18,634,837
---------------------------------------------------------------
Cincinnati Bell, Inc.                  600,000       16,200,000
---------------------------------------------------------------
                                                     34,834,837
---------------------------------------------------------------

TEXTILES (APPAREL)-0.16%

Jones Apparel Group, Inc.(a)           200,000       10,175,000
---------------------------------------------------------------

TOBACCO-0.53%

Philip Morris Companies, Inc.          849,900       33,677,288
---------------------------------------------------------------

TRUCKERS-0.33%

Caliber System, Inc.                   400,000       20,850,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

WASTE MANAGEMENT-0.98%

Browning-Ferris Industries, Inc.     1,000,000   $   32,500,000
---------------------------------------------------------------
USA Waste Services, Inc.(a)            800,000       29,600,000
---------------------------------------------------------------
                                                     62,100,000
---------------------------------------------------------------
    Total Domestic Common Stocks                  5,389,072,735
---------------------------------------------------------------

DOMESTIC CONVERTIBLE PREFERRED STOCKS-1.38%

FINANCIAL (DIVERSIFIED)-1.06%

MGIC Investment Corp.-$3.12
  Conv. Pfd.                           400,000       40,800,000
---------------------------------------------------------------
SunAmerica, Inc.-Series E, $3.10
  Dep. Conv. Pfd.                      228,800       26,655,200
---------------------------------------------------------------
                                                     67,455,200
---------------------------------------------------------------

LODGING-HOTELS-0.32%

Host Marriott Corp., $3.375
  Conv. Pfd.                           310,800       20,318,550
---------------------------------------------------------------
    Total Domestic Convertible
      Preferred Stocks                               87,773,750
---------------------------------------------------------------

DOMESTIC CONVERTIBLE BONDS & NOTES-0.74%

ELECTRICAL EQUIPMENT-0.64%

SCI Systems, Inc., Conv. Sub. Notes, 5.00%,
  05/01/06
  (acquired 10/31/96-12/06/96; cost
  $27,581,905)(c)
                                   $22,050,000       40,709,371
---------------------------------------------------------------

MANUFACTURING
  (SPECIALIZED)-0.10%

U.S. Filter Corp., Conv. Sub.
  Notes, 6.00%, 09/15/05             2,700,000        6,005,205
---------------------------------------------------------------
    Total Domestic Convertible
      Bonds & Notes                                  46,714,576
---------------------------------------------------------------

U.S. DOLLAR DENOMINATED FOREIGN
  BONDS & NOTES-0.39%

SWITZERLAND-0.39%

Sandoz Capital BVI Ltd.
  (Financial-Diversified),
  Sr. Conv. Deb., 2.00%, 10/06/02
  (acquired 11/01/96-11/05/96;
  cost $18,721,100)(c)              17,000,000       24,990,000
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-8.99%

CANADA-1.25%

Newbridge Networks Corp.
  (Computers-Networking)(a)            220,000       11,660,000
---------------------------------------------------------------
Northern Telecom Ltd.
  (Communications Equipment)           325,000       29,148,438
---------------------------------------------------------------
Philip Services Corp. (Waste
  Management)(a)                     2,200,000       38,500,000
---------------------------------------------------------------
                                                     79,308,438
---------------------------------------------------------------

FINLAND-0.33%

Nokia Oy A.B.-Class A-ADR
  (Communications Equipment)           240,000       21,180,000
---------------------------------------------------------------

FRANCE-1.81%

Banque Nationale de Paris
  (Banks-Major Regional)               670,000   $   29,619,035
---------------------------------------------------------------
Elf Aquitaine S.A. (Oil &
  Gas-Refining & Marketing)            285,000       35,277,597
---------------------------------------------------------------
Renault S.A. (Automobiles)(a)          600,000       16,694,838
---------------------------------------------------------------
Societe Generale (Banks-Major
  Regional)                            245,000       33,554,370
---------------------------------------------------------------
                                                    115,145,840
---------------------------------------------------------------

GERMANY-0.32%

Adidas A.G. (Footwear)                  78,800       11,414,985
---------------------------------------------------------------
VEBA A.G.
  (Manufacturing-Diversified)          158,000        8,815,746
---------------------------------------------------------------
                                                     20,230,731
---------------------------------------------------------------

HONG KONG-0.46%

HSBC Holdings PLC (Banks-Major
  Regional)                            469,000       10,615,664
---------------------------------------------------------------
Sun Hung Kai Properties Ltd.
  (Land Development)                 2,505,000       18,467,955
---------------------------------------------------------------
                                                     29,083,619
---------------------------------------------------------------

IRELAND-0.26%

Elan Corp. PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)       326,600       16,289,175
---------------------------------------------------------------

ISRAEL-0.15%

Teva Pharmaceutical Industries
  Ltd.-ADR (Health
  Care-Drugs-Generic & Other)          200,000        9,350,000
---------------------------------------------------------------

ITALY-0.67%

Telecom Italia Mobile S.p.A.
  (Telecommunications-
    Cellular/Wireless)               6,000,000       22,150,030
---------------------------------------------------------------
Telecom Italia S.p.A.
  (Telephone)                        3,333,333       20,850,559
---------------------------------------------------------------
                                                     43,000,589
---------------------------------------------------------------

MEXICO-0.03%

Panamerican Beverages,
  Inc.-Class A
  (Beverages-Non-Alcoholic)             68,300        2,117,300
---------------------------------------------------------------

NETHERLANDS-1.77%

Akzo Nobel N.V.
  (Chemicals-Diversified)              135,750       23,919,688
---------------------------------------------------------------
ASM Lithography Holding N.V.
 (Electronics-Semiconductors)(a)       250,000       18,312,500
---------------------------------------------------------------
Philips Electronics N.V.-ADR-New
  York Shares (Electrical
  Equipment)                           900,000       70,537,500
---------------------------------------------------------------
                                                    112,769,688
---------------------------------------------------------------

SINGAPORE-0.13%

Asia Pulp & Paper Co. Ltd.-ADR
  (Paper & Forest Products)            745,700        8,482,338
---------------------------------------------------------------

SWEDEN-0.52%

Telefonaktiebolaget LM
  Ericsson-ADR (Communications
  Equipment)                           750,000       33,187,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

SWITZERLAND-0.33%

Novartis A.G. (Health
  Care-Diversified)                     13,300   $   20,829,779
---------------------------------------------------------------

UNITED KINGDOM-0.96%

Granada Group PLC (Leisure
  Time-Products)                     1,330,000       18,342,168
---------------------------------------------------------------
SmithKline Beecham PLC-ADR
  (Health Care-Drugs-Major
  Pharmaceuticals)                     900,000       42,862,500
---------------------------------------------------------------
                                                     61,204,668
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests                              572,179,665
---------------------------------------------------------------

                                    PRINCIPAL
                                     AMOUNT
U.S. TREASURY BILLS-0.24%(d)

  5.093%, 01/02/98                $ 15,645,000(e)     15,520,153
---------------------------------------------------------------

REPURCHASE AGREEMENTS-3.32%(f)

CIBC Wood Gundy Securities
  Corp., 5.75%, 11/03/97 (g)      $100,000,000   $  100,000,000
---------------------------------------------------------------
Goldman, Sachs, & Co., 5.70%,
  11/03/97(h)                      111,011,779      111,011,779
---------------------------------------------------------------
    Total Repurchase Agreements                     211,011,779
---------------------------------------------------------------
TOTAL INVESTMENTS-99.78%                          6,347,262,658
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-0.22%                                  13,874,661
---------------------------------------------------------------
TOTAL NET ASSETS-100.00%                         $6,361,137,319
===============================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 10/31/97 was $65,699,371 which represented 1.03% of the Fund's net assets.
(d) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(e) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 9.
(f) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(g) Joint repurchase agreement entered into on 10/31/97 with maturing value of $400,191,667. Collateralized by $400,695,000 U.S. Government obligations, 0% to 7.75% due 11/12/97 to 07/30/07 with an aggregate market value at 10/31/97 of $408,000,188.
(h) Joint repurchase agreement entered into on 10/31/97 with maturing value of $700,332,500. Collateralized by $691,835,000 U.S. Government obligations, 0% to 8.50% due 10/15/98 to 05/15/07 with an aggregate market value at 10/31/97 of $714,757,792.

Abbreviations:

ADR   - American Depository Receipt
Conv. - Convertible
Deb.  - Debentures
Pfd.  - Preferred
Sr.   - Senior
Sub.  - Subordinated

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1997

ASSETS:

Investments, at market value (cost
  $4,878,060,355)                         $6,347,262,658
--------------------------------------------------------
Foreign currencies, at market value
  (cost $24,034)                                  23,692
--------------------------------------------------------
Receivables for:
  Investments sold                            32,071,207
--------------------------------------------------------
  Capital stock sold                          12,718,493
--------------------------------------------------------
  Dividends and interest                       3,624,232
--------------------------------------------------------
  Variation margins                              324,000
--------------------------------------------------------
Investment for deferred compensation
  plan                                            80,090
--------------------------------------------------------
Other assets                                     133,271
--------------------------------------------------------
    Total assets                           6,396,237,643
--------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                       19,092,775
--------------------------------------------------------
  Options written                                600,000
--------------------------------------------------------
  Capital stock reacquired                     8,360,129
--------------------------------------------------------
  Deferred compensation                           80,090
--------------------------------------------------------
Accrued advisory fees                          3,355,000
--------------------------------------------------------
Accrued administrative service fees               13,321
--------------------------------------------------------
Accrued distribution fees                      1,981,745
--------------------------------------------------------
Accrued transfer agent fees                      878,386
--------------------------------------------------------
Accrued operating expenses                       738,878
--------------------------------------------------------
    Total liabilities                         35,100,324
--------------------------------------------------------
Net assets applicable to shares
  outstanding                             $6,361,137,319
========================================================

NET ASSETS:

Class A                                   $5,810,582,232
========================================================
Class B                                   $  486,105,308
========================================================
Class C                                   $    2,326,193
========================================================
Institutional Class                       $   62,123,586
========================================================

CAPITAL STOCK, $.001 PAR VALUE PER
  SHARE:

CLASS A:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                255,794,618
========================================================
CLASS B:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                 21,757,228
========================================================
CLASS C:
  Authorized                                 750,000,000
--------------------------------------------------------
  Outstanding                                    104,104
========================================================
INSTITUTIONAL CLASS:
  Authorized                                 200,000,000
--------------------------------------------------------
  Outstanding                                  2,695,286
========================================================
CLASS A:

  Net asset value and redemption price
    per share                             $        22.72
========================================================
  Offering price per share:
      (Net asset value of
         $22.72 divided by 94.50%)        $        24.04
========================================================
CLASS B:

  Net asset value and offering price per
    share                                 $        22.34
========================================================
CLASS C:

  Net asset value and offering price per
    share                                 $        22.34
========================================================
INSTITUTIONAL CLASS:

  Net asset value, offering and
    redemption price per share            $        23.05
========================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME:

Dividends (net of $781,220 foreign
  withholding tax)                          $   53,208,013
----------------------------------------------------------
Interest                                        14,062,704
----------------------------------------------------------
    Total investment income                     67,270,717
----------------------------------------------------------

EXPENSES:

Advisory fees                                   37,487,692
----------------------------------------------------------
Administrative service fees                        163,243
----------------------------------------------------------
Custodian fees                                     518,851
----------------------------------------------------------
Directors' fees                                     48,806
----------------------------------------------------------
Distribution fees-Class A                       16,399,127
----------------------------------------------------------
Distribution fees-Class B                        3,831,989
----------------------------------------------------------
Distribution fees-Class C                            2,338
----------------------------------------------------------
Transfer agent fees-Class A                      7,665,449
----------------------------------------------------------
Transfer agent fees-Class B                        875,767
----------------------------------------------------------
Transfer agent fees-Class C                            473
----------------------------------------------------------
Transfer agent fees-Institutional Class              5,963
----------------------------------------------------------
Other                                            1,473,922
----------------------------------------------------------
    Total expenses                              68,473,620
----------------------------------------------------------
Less: Fees waived by advisor                    (2,187,021)
----------------------------------------------------------
    Expenses paid indirectly                      (116,775)
----------------------------------------------------------
    Net expenses                                66,169,824
----------------------------------------------------------
Net investment income                            1,100,893
----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES AND OPTION
  CONTRACTS:

Net realized gain (loss) on sales of:
  Investment securities                        917,642,460
----------------------------------------------------------
  Foreign currencies                            (2,376,476)
----------------------------------------------------------
  Futures contracts                             12,648,342
----------------------------------------------------------
  Options contracts                              5,967,683
----------------------------------------------------------
                                               933,882,009
----------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                        434,974,571
----------------------------------------------------------
  Foreign currencies                                14,469
----------------------------------------------------------
  Futures contracts                               (264,000)
----------------------------------------------------------
  Options contracts                              3,811,862
----------------------------------------------------------
                                               438,536,902
----------------------------------------------------------
  Net gain on investment securities,
    foreign currencies, futures and option
    contracts                                1,372,418,911
----------------------------------------------------------
Net increase in net assets resulting from
  operations                                $1,373,519,804
==========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1997 and 1996

                                                                   1997              1996
                                                              --------------    --------------
OPERATIONS:

  Net investment income                                       $    1,100,893    $   14,147,587
----------------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities,
    foreign currencies, futures and options contracts            933,882,009       590,548,116
----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities,
    foreign currencies, futures and options contracts            438,536,902        79,138,554
----------------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations    1,373,519,804       683,834,257
----------------------------------------------------------------------------------------------
Dividends to shareholders from net investment income:
  Class A                                                        (14,688,010)               --
----------------------------------------------------------------------------------------------
  Institutional Class                                               (444,894)               --
----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                       (552,547,910)     (606,609,217)
----------------------------------------------------------------------------------------------
  Class B                                                        (32,151,485)       (7,814,517)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (6,655,833)       (7,332,667)
----------------------------------------------------------------------------------------------
Net equalization credits (charges):
  Class A                                                            436,828         2,368,957
----------------------------------------------------------------------------------------------
  Class B                                                             62,469           992,175
----------------------------------------------------------------------------------------------
  Class C                                                                 --                --
----------------------------------------------------------------------------------------------
  Institutional Class                                                (91,147)           65,590
----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        126,373,106       362,344,237
----------------------------------------------------------------------------------------------
  Class B                                                        166,861,272       210,825,508
----------------------------------------------------------------------------------------------
  Class C                                                          2,401,569                --
----------------------------------------------------------------------------------------------
  Institutional Class                                             (7,373,537)        5,462,015
----------------------------------------------------------------------------------------------
       Net increase in net assets                              1,055,702,232       644,136,338
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          5,305,435,087     4,661,298,749
----------------------------------------------------------------------------------------------
  End of period                                               $6,361,137,319    $5,305,435,087
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $3,937,446,869    $3,649,184,459
----------------------------------------------------------------------------------------------
  Undistributed net investment income                             28,516,289        44,516,626
----------------------------------------------------------------------------------------------
  Undistributed net realized gain on sales of investment
    securities, foreign currencies, futures and options
    contracts                                                    925,614,568       580,711,311
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies, futures and option contracts                   1,469,559,593     1,031,022,691
----------------------------------------------------------------------------------------------
                                                              $6,361,137,319    $5,305,435,087
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

OCTOBER 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Weingarten Fund (the "Fund") is a series of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six diversified portfolios:
AIM Weingarten Fund, AIM Aggressive Growth Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund and AIM Constellation Fund. The Fund currently offers four different classes of shares: the Class A shares, Class B shares, Class C shares and the Institutional Class. Class C shares commenced sales on August 4, 1997. Matters affecting each portfolio or class will be voted on exclusively by such shareholders. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is to seek growth of capital principally through investment in common stocks of seasoned and better capitalized companies. Information presented in these financial statements pertains only to the Fund.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. If a mean is not available, as in the case in some foreign markets, the closing bid will be used absent a last sales price. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair market value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts.
D. Stock Index Futures Contracts--The Fund may purchase or sell stock index futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash, and/or by securing a standby letter of credit from a major commercial bank, as collateral, for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that the change in the value of the contracts may not correlate with changes in the value of the securities being hedged.
E. Covered Call Options--The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
    A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.
F. Put options--The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, a Fund pays an option premium. The option's underlying instrument may be a security, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.
G. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the specific identification of securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1997, undistributed net investment income was decreased by $2,376,476 and undistributed net realized gains increased by $2,376,476 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
H. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
I. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated between the classes.
J. Equalization--The Fund follows the accounting practice known as equalization by which a portion of the proceeds from sales and the costs of repurchases of Fund shares, equivalent on a per share basis to the amount of undistributed net investment income, is credited or charged to undistributed net income when the transaction is recorded so that undistributed net investment income per share is unaffected by sales or redemptions of Fund shares.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). The terms of the master investment advisory agreement provide that the Fund shall pay an advisory fee to AIM at an annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million. AIM is currently voluntarily waiving a portion of its advisory fees payable by the Fund to AIM to the extent necessary to reduce the fees paid by the Fund at net asset levels higher than those currently incorporated in the present advisory fee schedule. AIM will receive a fee calculated at the annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million to and including $350 million, plus 0.625% of the Fund's average daily net assets in excess of $350 million to and including $2 billion, plus 0.60% of the Fund's average daily net assets in excess of $2 billion to and including $3 billion, plus 0.575% of the Fund's average daily net assets in excess of $3 billion to and including $4 billion, plus 0.55% of the Fund's average daily net assets in excess of $4 billion. The waiver of fees is entirely voluntary but approval is required by the Board of Directors of the Company for any decision by AIM to discontinue the waiver. During the year ended October 31, 1997, AIM waived fees of $2,187,021. Under the terms of a master sub-advisory agreement between AIM and A I M Capital Management, Inc. ("AIM Capital"), AIM pays AIM Capital 50% of the amount paid by the Fund to AIM.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1997, AIM was reimbursed $163,243 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Class A shares, Class B shares and Class C shares. During the year ended October 31, 1997, AFS was reimbursed $4,656,522 for such services.
  The Fund, pursuant to a transfer agent and service agreement, has agreed to pay A I M Institutional Fund Services, Inc. ("AIFS") a fee for providing transfer agent and shareholder services to the

Fund. During the year ended October 31, 1997, the Portfolio paid AIFS $5,963 for such services. On September 19, 1997, the Board of Directors of the Fund approved the appointment of AFS as transfer agent of the Fund to be effective in late 1997 or early 1998.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares and a master distribution agreement with Fund Management Company ("FMC") to serve as the distributor for the Institutional Class. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares (the "Class A Plan"), the Fund's Class B shares (the "Class B Plan"), and the Fund's Class C shares (the "Class C Plan") (collectively, the "Plans"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at the annual rate of 0.30% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of
(a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1997 for the Class A shares and Class B shares and the period August 4, 1997 (date sales commenced) through October 31, 1997, the Class C shares paid AIM Distributors $16,399,127, $3,831,989 and $2,338, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $1,521,630 from sales of the Class A shares of the Fund during the year ended October 31, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1997, AIM Distributors received commissions of $38,015 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AIM Capital, AIM Distributors, AFS, AIFS and FMC.
  During the year ended October 31, 1997, the Fund paid legal fees of $15,778 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund which reduced the Fund's expenses by $21,962 during the year ended October 31, 1997. The Fund also received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $77,032 and $17,781, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $116,775 during the year ended October 31, 1997.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lessor of (i) $325,000,000 or (ii) the limit set by its prospectus for borrowings. During the year ended October 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended October 31, 1997 was $7,275,089,932 and $7,776,089,044, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of October 31, 1997 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $1,533,476,526
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (75,979,727)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $1,457,496,799
==========================================================

Cost of investments for tax purposes is $4,889,765,859.

NOTE 7-OPTION CONTRACTS WRITTEN

Transactions in call options written during the year ended October 31, 1997 are summarized as follows:

                                                                  OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------    ------------
Beginning of period                                             55,804     $ 22,601,072
---------------------------------------------------------------------------------------
Written                                                         86,525       29,354,760
---------------------------------------------------------------------------------------
Closed                                                         (91,359)     (35,943,337)
---------------------------------------------------------------------------------------
Exercised                                                      (38,470)     (10,831,639)
---------------------------------------------------------------------------------------
Expired                                                         (9,500)      (3,963,917)
---------------------------------------------------------------------------------------
End of period                                                    3,000     $  1,216,939
=======================================================================================

Open call option contracts written at October 31, 1997 were as follows:

                                                                                                 OCTOBER 31,
                                                    CONTRACT   STRIKE   NUMBER OF    PREMIUM         1997        UNREALIZED
                                                     MONTH     PRICE    CONTRACTS    RECEIVED    MARKET VALUE   APPRECIATION
                      ISSUE                         --------   ------   ---------   ----------   ------------   ------------
Lucent Technologies, Inc.                           November     85      3,000      $1,216,939     $600,000       $616,939
----------------------------------------------------------------------------------------------------------------------------

NOTE 8-PUT OPTIONS WRITTEN

Transactions in put options purchased during the year ended October 31, 1997 are summarized as follows:

                                                                PUT OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS        PAID
                                                              ---------     -----------
Beginning of period                                                --                --
---------------------------------------------------------------------------------------
Purchased                                                       7,500       $ 1,053,750
---------------------------------------------------------------------------------------
Exercised                                                      (7,500)       (1,053,750)
---------------------------------------------------------------------------------------
End of period                                                       0       $         0
=======================================================================================

NOTE 9-OPEN FUTURES CONTRACTS

On October 31, 1997, $363,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                                                                                          UNREALIZED
                                                               NUMBER OF     MONTH/      APPRECIATION
                          CONTRACT                             CONTRACTS   COMMITMENT   (DEPRECIATION)
                          --------                             ---------   ----------   --------------
S&P 400 Midcap Index                                              96        Dec. '97      $(264,000)

NOTE 10-CAPITAL STOCK

Changes in the capital stock outstanding during the years ended October 31, 1997 and 1996 were as follows:

                                                                         1997                         1996
                                                              --------------------------   --------------------------
                                                                SHARES         AMOUNT        SHARES         AMOUNT
                                                              ----------    ------------   ----------    ------------
Sold:
  Class A                                                     36,066,523    $748,100,033   34,550,539    $648,183,624
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      9,401,446     192,004,936   12,381,545     231,706,372
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                       117,736       2,708,502           --              --
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            377,655       7,900,669      516,716       9,877,153
---------------------------------------------------------------------------------------------------------------------
Issued as a reinvestment of dividends:
  Class A                                                     29,415,559     528,061,835   32,395,132     557,844,149
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,715,350      30,687,644      425,933       7,326,082
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                            --              --           --              --
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            313,585       5,650,803      338,803       5,871,449
---------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (56,267,501)  (1,149,788,762) (44,929,759) (843,683,536)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,748,694)    (55,831,308)  (1,500,861)    (28,206,946)
---------------------------------------------------------------------------------------------------------------------
  Class C*                                                       (13,632)       (306,933)          --              --
---------------------------------------------------------------------------------------------------------------------
  Institutional Class                                           (951,830)    (20,925,009)    (552,275)    (10,286,587)
---------------------------------------------------------------------------------------------------------------------
                                                              17,426,197    $288,262,410   33,625,773    $578,631,760
=====================================================================================================================

* Class C shares commenced sales on August 4, 1997.

NOTE 11-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the five-year period ended October 31, 1997, for a share of Class B capital stock outstanding during each of the years in the two-year period ended October 31, 1997 and the period June 26, 1995 (date sales commenced) through October 31, 1995, and for a share of Class C capital stock outstanding during the period August 4, 1997 (date sales commenced) through October 31, 1997.

CLASS A:

                                                                 1997            1996         1995          1994         1993
                                                              ----------      ----------   ----------    ----------   ----------
Net asset value, beginning of period                          $    20.19      $    20.33   $    17.82    $    17.62   $    16.68
------------------------------------------------------------  ----------      ----------   ----------    ----------   ----------
Income from investment operations:
 Net investment income                                              0.01            0.06           --          0.07         0.10
------------------------------------------------------------  ----------      ----------   ----------    ----------   ----------
 Net gains on securities (both realized and unrealized)             4.82            2.51         4.36          0.57         0.93
------------------------------------------------------------  ----------      ----------   ----------    ----------   ----------
   Total from investment operations                                 4.83            2.57         4.36          0.64         1.03
------------------------------------------------------------  ----------      ----------   ----------    ----------   ----------
Less distributions:
 Dividends from net investment income                              (0.06)             --        (0.07)        (0.11)       (0.09)
------------------------------------------------------------  ----------      ----------   ----------    ----------   ----------
 Distributions from net realized gains                             (2.24)          (2.71)       (1.78)        (0.33)          --
------------------------------------------------------------  ----------      ----------   ----------    ----------   ----------
   Total distributions                                             (2.30)          (2.71)       (1.85)        (0.44)       (0.09)
------------------------------------------------------------  ----------      ----------   ----------    ----------   ----------
Net asset value, end of period                                $    22.72      $    20.19   $    20.33    $    17.82   $    17.62
============================================================  ==========      ==========   ==========    ==========   ==========
Total return(a)                                                    26.83%          14.81%       28.20%         3.76%        6.17%
============================================================  ==========      ==========   ==========    ==========   ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $5,810,582      $4,977,493   $4,564,730    $3,965,858   $4,999,983
============================================================  ==========      ==========   ==========    ==========   ==========
Ratio of expenses to average net assets(b)                          1.07%(c)(d)     1.12%        1.17%         1.21%        1.13%
============================================================  ==========      ==========   ==========    ==========   ==========
Ratio of net investment income to average net assets(e)             0.07%(c)        0.33%       (0.02)%        0.45%        0.62%
============================================================  ==========      ==========   ==========    ==========   ==========
Portfolio turnover rate                                              128%            159%         139%          136%         109%
============================================================  ==========      ==========   ==========    ==========   ==========
Average brokerage commission rate paid(f)                     $   0.0618      $   0.0615          N/A           N/A          N/A
============================================================  ==========      ==========   ==========    ==========   ==========
Borrowings for the period:
Amount of debt outstanding at end of period (000s omitted)            --              --           --            --           --
============================================================  ==========      ==========   ==========    ==========   ==========
Average amount of debt outstanding during the period (000s
 omitted)(g)                                                          --              --   $      593            --           --
============================================================  ==========      ==========   ==========    ==========   ==========
Average number of shares outstanding during the period (000s
 omitted)(g)                                                     262,563         248,189      229,272       249,351      314,490
============================================================  ==========      ==========   ==========    ==========   ==========
Average amount of debt per share during the period                    --              --   $    .0026            --           --
============================================================  ==========      ==========   ==========    ==========   ==========

(a) Does not deduct sales charges.

(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.11%, 1.15%, 1.19%, 1.24% and 1.17% for the periods 1997-1993, respectively.

(c) Ratios are based on average net assets of $5,466,375,838.

(d) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.

(e) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were 0.03%, 0.30%, (0.04%), 0.42% and 0.58% for the periods 1997-1993, respectively.

(f) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

(g) Averages computed on a daily basis.

CLASS B:

                                                                 1997             1996             1995
                                                              ----------       ----------       ----------
Net asset value, beginning of period                          $    19.98       $    20.28       $    18.56
------------------------------------------------------------  ----------       ----------       ----------
Income from investment operations:
  Net investment income (loss)                                     (0.15)(a)        (0.05)(a)        (0.03)
------------------------------------------------------------  ----------       ----------       ----------
  Net gains on securities (both realized and unrealized)            4.75             2.46             1.75
------------------------------------------------------------  ----------       ----------       ----------
    Total from investment operations                                4.60             2.41             1.72
------------------------------------------------------------  ----------       ----------       ----------
Less distributions:
  Distributions from net realized gains                            (2.24)           (2.71)              --
------------------------------------------------------------  ----------       ----------       ----------
Net asset value, end of period                                $    22.34       $    19.98       $    20.28
============================================================  ==========       ==========       ==========
Total return(b)                                                    25.78%           13.95%            9.27%
============================================================  ==========       ==========       ==========
Ratios/supplemental data:
Net assets, end of period (000's omitted)                     $  486,105       $  267,459       $   42,238
============================================================  ==========       ==========       ==========
Ratio of expenses to average net assets(c)                          1.87%(d)(e)      1.95%            1.91%(f)
============================================================  ==========       ==========       ==========
Ratio of net investment income (loss) to average net
  assets(g)                                                        (0.73)%(d)       (0.50)%          (0.76)%(f)
============================================================  ==========       ==========       ==========
Portfolio turnover rate                                              128%             159%             139%
============================================================  ==========       ==========       ==========
Average brokerage commission rate paid(h)                     $   0.0618       $   0.0615              N/A
============================================================  ==========       ==========       ==========
Borrowings for the period:
Amount of debt outstanding at end of
  period (000s omitted)                                               --               --               --
============================================================  ==========       ==========       ==========
Average amount of debt outstanding during the
  period (000s omitted)(i)                                            --               --        $       3
============================================================  ==========       ==========       ==========
Average number of shares outstanding during the
  period (000s omitted)(i)                                        18,505            7,956            1,036
============================================================  ==========       ==========       ==========
Average amount of debt per share during the period                    --               --       $   0.0029
============================================================  ==========       ==========       ==========

(a) Calculated using average shares outstanding.

(b) Does not deduct contingent deferred sales charges and for periods less than one year, total returns are not annualized.

(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.91%, 1.98% and 1.94% (annualized) for the periods 1997-1995, respectively.

(d) Ratios are based on average net assets of $383,198,900.

(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have been 1.86%.

(f) Annualized.

(g) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (0.77)%, (0.53)% and (0.79)% (annualized) for the periods 1997-1995, respectively.

(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

(i) Averages computed on a daily basis.

CLASS C:

                                                               1997
                                                              -------
Net asset value, beginning of period                          $ 22.83
------------------------------------------------------------  -------
Income from investment operations:
   Net investment income                                        (0.04)(a)
------------------------------------------------------------  -------
   Net gains (losses) on securities (both realized and
     unrealized)                                                (0.45)
------------------------------------------------------------  -------
       Total from investment operations                         (0.49)
============================================================  =======
Net asset value, end of period                                $ 22.34
============================================================  =======
Total return(b)                                                 (2.15)%
============================================================  =======
Ratios/supplement data:
Net assets, end of period (000s omitted)                      $ 2,326
============================================================  =======
Ratio of expenses to average net assets(c)                       1.84%(d)(e)
============================================================  =======
Ratio of net investment income (loss) to average net
 assets(f)                                                      (0.70)%(d)
============================================================  =======
Portfolio turnover rate                                           128%
============================================================  =======
Average brokerage commission rate paid(g)                     $0.0618
============================================================  =======
Borrowings for the period:
Amount of debt outstanding at end of period (000's omitted)        --
============================================================  =======
Average amount of debt outstanding during the period (000's
 omitted)                                                          --
============================================================  =======
Average number of shares outstanding during the period
 (000's omitted)(h)                                            41,282
============================================================  =======
Average amount of debt per share during the period                 --
============================================================  =======

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and periods for less than one year, total returns are not annualized.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.88% (annualized).
(d) Ratios are annualized and based on average net assets of $958,881.
(e) Ratio includes expenses paid indirectly. Excluding expenses paid indirectly, the ratio of expenses to average net assets would have remained the same.
(f) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements was (0.74)% (annualized).
(g) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.
(h) Averages computed on a daily basis.